As filed with the Securities and Exchange Commission on June 29, 2001

                                                             File No.33-76894




                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14


                                                                   ---
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                   ---

 ___                                                                        ___
/___/ Pre-Effective Amendment No. ___         Post-Effective Amendment No. /___/

                        (Check appropriate box or boxes)


________________________________________________________________________________

Exact Name of Registrant
as Specified in Charter:                         Area Code and Telephone Number:

Pioneer Emerging Markets Fund                                   (617) 742-7825

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Address of Principal Executive Offices:  (Number, Street, City, State, ZIP Code)

60 State Street, Boston, Massachusetts 02109

--------------------------------------------------------------------------------

Name and Address of Agent for Service:

Joseph P. Barri, Hale and Dorr LLP
60 State Street, Boston, Massachusetts 02109
(Number and Street) (City) (State)   (ZIP Code)

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement under the Securities Act of 1933.

It is proposed that this registration statement will become effective on July 30, 2001 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

Title of Securities Being Registered:

Shares of Beneficial Interest (without par value) (no filing fee is due because of reliance on Section 24(f) under the Investment Company Act of 1940)

________________________________________________________________________________

                             PIONEER INDO-ASIA FUND

                                 60 State Street

                           Boston, Massachusetts 02109

                                 1-800-622-3265

                        NOTICE OF MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 18, 2001

         This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER INDO-ASIA FUND:

         A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, September 18, 2001, at 2:30 p.m., Boston time, to consider the following:

         1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Emerging Markets Fund. Under this Agreement your fund would transfer all of its assets to Emerging Markets Fund in exchange for shares of Emerging Markets Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Emerging Markets Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

         2.       Any other business that may properly come before the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD.

         Shareholders of record as of the close of business on July 20, 2001 are entitled to vote at the meeting and any related follow-up meetings.

                                             By Order of the Board of Trustees,
                                                     Joseph P. Barri, SECRETARY

Boston, Massachusetts
August 3, 2001

                                                                10348-00-0801


                               PROXY STATEMENT OF

                             PIONEER INDO-ASIA FUND

                                   PROSPECTUS

                     FOR CLASS A, CLASS B AND CLASS C SHARES

                        OF PIONEER EMERGING MARKETS FUND

         This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer Emerging Markets Fund. Please read it carefully and retain it for future reference.

HOW THE REORGANIZATION WILL WORK:

o        Your fund will transfer all of its assets to Emerging Markets Fund.
         Emerging Markets Fund will assume your fund's liabilities.

o Emerging Markets Fund will issue Class A shares to your fund with an aggregate value equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Emerging Markets Fund will issue Class B and Class C shares to your fund that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date.

o The reorganization will not result in income, gain or loss for federal income tax purposes.

o Your fund will be terminated and you will end up as a shareholder of Emerging Markets Fund.

WHY YOUR FUND'S TRUSTEES RECOMMEND THE REORGANIZATION:

         The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend you vote FOR the reorganization.

                               INVESTMENT OBJECTIVES

                            INDO-ASIA                     EMERGING MARKETS

Investment        Long-term growth of capital.   Long-term growth of capital.
objective

                           MORE INFORMATION IS AVAILABLE
                 WHAT                                      WHERE

Emerging Markets Fund's annual              On file with the Securities and
and more recent semiannual reports          Exchange Commission (SEC) and
to shareholders. These reports are          available at no charge by calling
incorporated by reference into this         Pioneer at 1-800-622-3265.
proxy statement and prospectus.

Your fund's annual report to
shareholders.

Most recent prospectuses of your fund
and Emerging Markets Fund (dated
3/1/01 (as supplemented) and
4/2/01, respectively)

Statement of Additional Information
dated August 3, 2001. It contains
additional information about your
fund and Emerging Markets Fund.
This statement of additional information is incorporated by reference into this proxy statement and prospectus.

To ask questions about this proxy           Call our toll-free telephone number:
statement and prospectus:                   1-800-622-3265.


         AN INVESTMENT IN EMERGING MARKETS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

         NO GOVERNMENT SECURITIES COMMISSION OR AGENCY HAS APPROVED EMERGING MARKETS FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                        The date of this proxy statement and prospectus is August 3, 2001.

                                TABLE OF CONTENTS

                                                                      PAGE

Introduction.............................................................5

Summary of Proxy Statement/Prospectus....................................5

Risk/Return Summary.....................................................12

Capitalization..........................................................26

Boards' Evaluation and Recommendation...................................27

Voting Rights and Required Vote.........................................28

Additional Information About the Funds..................................28

Information Concerning the Meeting......................................56

Ownership of Shares of the Funds........................................58

Experts.................................................................58

Available Information...................................................59

Exhibit A:  Agreement and Plan of Reorganization.......................A-1

Exhibit B: Excerpts from Your Fund's and Emerging Markets Fund's Most Recent Annual and Semiannual Reports

                                  INTRODUCTION

         This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, September 18, 2001, at 2:30 p.m., Boston time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer Emerging Markets Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about August 3, 2001.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record on July 20, 2001 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                      SUMMARY OF PROXY STATEMENT/PROSPECTUS

         The following is a summary of more complete information appearing later in this proxy statement. You should carefully read the entire proxy statement and exhibits because they contain details that are not in the summary.

             COMPARISON OF INDO-ASIA FUND WITH EMERGING MARKETS FUND

                              BUSINESS AND INVESTMENTS



NET ASSETS AS OF
JUNE 30, 2001:

INDO-ASIA:
 $___ million

EMERGING MARKETS:
 $___ million

INVESTMENT
OBJECTIVE:

INDO-ASIA:
Long-term growth of capital.

EMERGING MARKETS:
Long-term growth of capital.

BUSINESS AND INVESTMENTS

PRIMARY
INVSTMENTS:

INDO-ASIA:
Normally, your fund invests at least 65% of its total assets in equity securities of Indo-Asian issuers. Your fund's investments will include securities of issuers in Australia and New Zealand but will exclude securities of issuers in Japan.

An Indo-Asian issuer:
o  Is organized under the laws of a country in Asia or the Indian Subcontinent;

o Derives at least 50% of its revenues from business transacted, or has at least 50% of its assets, in Asia or the Indian Subcontinent; or

o Has equity securities that trade principally on a stock exchange (including an over-the-counter market) in Asia or the Indian Subcontinent.

EMERGING MARKETS:
Normally, Emerging Markets Fund invests at least 65% of its total assets in both equity and debt securities of emerging market issuers. The fund normally emphasizes equity securities in its portfolio. An emerging markets issuer:

o  Is organized under the laws of an emerging market country;

o  Has a principal office in an emerging market country; or

o Derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets.

Emerging Markets Fund invests in at least six emerging markets. The fund does not allocate more than 25% of its total assets (at the time of purchase) to any one country but can invest more than 25% of its total assets in a particular region.


OTHER INVESTMENTS:

INDO-ASIA
Your fund may invest up to 35% of its total assets (at the time of purchase) in equity securities of companies located outside of Asia and the Indian Subcontinent.

Your fund may invest up to 25% of its total assets (at the time of purchase) in debt securities of corporate and governmental issuers.

EMERGING MARKETS
Emerging Markets Fund may invest up to 35% of its total assets (at the time of purchase) in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes.

Emerging Markets Fund may also invest in Brady bonds and debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality.

PERMITTED TRANSACTIONS IN DERIVATIVE INSTRUMENTS:

INDO-ASIA
Your fund may purchase and sell forward foreign currency exchange contracts in Indo-Asian currencies in connection with its investments and is otherwise subject to the fund's general policies on derivatives.

EMERGING MARKETS

Emerging Markets Fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments and is otherwise subject to the fund's general policies on derivatives.

INDUSTRY CONCENTRATION:

Neither fund concentrates 25% or more of its total assets in any one industry.

BUSINESS AND INVESTMENTS

INVESTMENT ADVISER
AND PORTFOLIO MANAGERS:

BOTH FUNDS
The investment adviser for both funds is Pioneer Investment Management, Inc. ("Pioneer"). Day-to-day management of your fund's portfolio is the responsibility of co-managers Mark Madden, Manish Modi and Paul Clooney. Day-to-day management of the Emerging Markets Fund's portfolio is the responsibility of Mr. Madden.

Mr. Madden joined Pioneer in 1990 as an equity analyst, has been a portfolio manager since 1994 and has been an investment professional since 1984. Mr. Modi, associate portfolio manager, is a vice president of Pioneer. He joined Pioneer in 1994 as an equity analyst and has been an investment
professional  since  1994.  Mr.  Cloonan,   associate  portfolio
manager, is a vice president of Pioneer. He joined Pioneer in 1997 as an equity analyst. Prior to joining Pioneer, Mr. Cloonan was a manager in the Financial Advisory Services Group of Ernst & Young LLP from 1994 to 1997.

In each case, Mr. Madden and, if applicable, his co-managers may draw upon the research and investment management experience of Pioneer's affiliate, Pioneer Investment Management Limited. The co-managers operate under the supervision of Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as a chief investment officer at another investment adviser.

INDO-ASIA
Pioneer currently retains its Indian affiliate, Kothari Pioneer AMC Limited ("Kothari Pioneer") as a subadviser to your fund with respect to investments in India. For such services, Pioneer pays a portion of its advisory fee to Kothari Pioneer, based upon the percentage of the fund's investments in India, for its services. If the reorganization is completed, the subadvisory arrangement with Kothari Pioneer will be terminated.

EMERGING MARKETS
Pioneer has not engaged the services of an investment subadviser for Emerging Markets Fund.

BUSINESS:
Each  fund  is  a  diversified   open-end  investment company organized as a
Delaware business trust.

CLASSES OF SHARES



CLASS A SHARES:

INDO-ASIA
EMERGING MARKETS

Each fund's Class A shares are offered with front-end sales charges up to 5.75% of the fund's offering price, depending on the amount invested.

CLASS A SHARES OF BOTH FUNDS HAVE THE SAME CHARACTERISTICS

For both funds:
o There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 1.00% on shares sold within one year of purchase.

o Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.

o Class A shares are subject to 12b-1 distribution and service fees up to 0.25% annually of average daily net assets.

o Sales charges are waived or reduced for the categories of investors listed in each fund's prospectus.

CLASS B SHARES:

CLASS B SHARES OF BOTH FUNDS HAVE THE SAME CHARACTERISTICS AND CDSC STRUCTURE.

Each fund's Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within six years after purchase. The CDSC is up to 4.00% depending on how long the shares are held. No CDSC is imposed on shares held more than six years. Class B shares automatically convert to Class A shares after eight years.

For both funds:
o CDSCs are waived for the categories of investors listed in each fund's prospectus.

o Class B shares are subject to 12b-1 distribution and service fees of up to 1.00% annually of average daily net assets.

CLASS C SHARES:

CLASS C SHARES OF BOTH FUNDS HAVE THE SAME CHARACTERISTICS AND CDSC STRUCTURE.

Each fund's Class C shares are offered without a front-end sales charge, but are subject to a CDSC of 1.00% if sold within one year after purchase. No CDSC is imposed thereafter.

For both funds:
o The CDSC is waived for the categories of investors listed in each fund's prospectus.

o Class C shares are subject to 12b-1 distribution and service fees of up to 1.00% annually of average daily net assets.

o   Class C shares have no conversion feature.

CLASSES OF SHARES

REDEMPTION FEE:

INDO-ASIA
You may be charged up to 2.00% if you sell shares of Indo-Asia Fund worth more than $25,000 within 90 days of any purchase of fund shares. Indo-Asia Fund shares exchanged for Emerging Markets Fund shares in connection with the reorganization are not subject to the redemption fee.

EMERGING MARKETS
None.

BUYING, SELLING AND EXCHANGING:

The procedures for buying, selling and exchanging shares are identical for both funds. These procedures are described in detail below.

REORGANIZATION

o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on September 28, 2001, but may occur as of any later date before January 2, 2002. Your fund will transfer all of its assets to Emerging Markets Fund. Emerging Markets Fund will assume your fund's liabilities. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

o Emerging Markets Fund will issue to your fund Class A shares of Emerging Markets Fund with an aggregate value equal to the aggregate net asset value of your fund's Class A shares. Your fund will immediately distribute these shares to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Emerging Markets Fund will issue to your fund Class B and Class C shares that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Emerging Markets Fund, Class B shareholders of your fund will end up as Class B shareholders of Emerging Markets Fund and Class C shareholders of your fund will end up as Class C shareholders of Emerging Markets Fund.

o        After the shares are issued, your fund will be terminated.

o The reorganization will not result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the federal income tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

         OTHER CONSEQUENCES OF THE REORGANIZATION. Each fund pays monthly advisory fees equal to the following annual percentage of average daily net assets:

                       FUND                        ANNUAL FEE RATE
                       ----                        ---------------
         Indo-Asia Fund                                 1.10%
         Emerging Markets Fund                          1.25%

         Emerging Markets Fund shareholders currently pay a higher advisory fee than shareholders of your fund. The reorganization will, however, provide other economic benefits to your fund's shareholders. For instance, your fund's expenses have historically been lower than those of Emerging Markets Fund solely due to a voluntary expense limitation agreement that Pioneer may terminate at October 31, 2001, the end of your fund's current fiscal year. Emerging Markets Fund's Class A expense ratio of 2.19% for the Emerging Markets Fund's fiscal year ended November 30, 2000, as well as its PRO FORMA expense ratio of 2.47% for the same period, are lower than your fund's gross Class A expense ratio of 2.61% (2.10% for net expenses with the expense limitation) for Indo-Asia Fund's fiscal year ended October 31, 2000. Both funds pay the same 12b-1 fee rates for each class.

         Without Pioneer's voluntary agreement to limit your fund's expenses, your fund's total annual operating expenses would be higher than Emerging Markets Fund's. In light of your fund's inability to attract significant assets, Pioneer may not continue to subsidize a portion of your fund's expenses indefinitely. If Pioneer discontinued this voluntary limitation, your fund's total annual operating expenses would rise above those of the Emerging Markets Fund.

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

         INDO-ASIA FUND.  Long-term growth of capital.

         EMERGING MARKETS FUND.  Long-term growth of capital.

INVESTMENT STRATEGIES

         INDO-ASIA FUND. Under normal circumstances, Indo-Asia Fund invests at least 65% of its total assets in equity securities of Indo-Asian issuers. The fund's investments will include securities of issuers in Australia and New Zealand but will exclude securities of issuers in Japan. The fund may invest up to 35% of its total assets (at the time of purchase) in equity securities located outside of Asia and the Indian Subcontinent. The fund may invest up to 25% of its total assets (at the time of purchase) in debt securities of corporate and government issuers. The fund may purchase and sell forward foreign currency exchange contracts in Indo-Asian currencies in connection with its investments and is otherwise subject to the fund's general policies on derivatives.

         EMERGING MARKETS FUND. Under normal circumstances, Emerging Markets Fund invests at least 65% of its total assets in both equity and debt securities of emerging market issuers. The fund normally emphasizes equity securities in its portfolio. The fund invests in at least six emerging markets. The fund does not allocate more than 25% of its total assets (at the time of purchase) to any one country but can invest more than 25% of its total assets in a particular region. The fund may invest up to 35% of its total assets (at the time of purchase) in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes. The fund may also invest in Brady bonds and debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments and is otherwise subject to the fund's general policies on derivatives.

         Pioneer, each fund's investment adviser, uses a value approach to select each fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

         Factors Pioneer looks for in selecting investments include:

o Issuers in countries expected to have economic and market environments that will be positive

o        Favorable expected returns relative to perceived risk

o        Companies expected to benefit from long-term trends in the economy

o Low market valuations relative to expected earnings, assets, cash flow and revenues

o Turnaround potential for companies that have been through difficult periods

o        Management with demonstrated ability and commitment to the company

o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

         Each fund is subject to similar risks. Most of the countries in Asia and the Indian Subcontinent in which your fund invests are considered emerging markets and involve the risks of investing in emerging market issuers. Even though each fund seeks long-term growth capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

o Stock markets of emerging market countries go down or perform poorly relative to other stock markets (this risk may be greater in the short term)

o Securities of emerging market issuers or value stocks fall out of favor with investors

o The fund's assets remain undervalued or do not have the potential value initially expected

         Investing in emerging market issuers involves unique risks compared to investing in securities of issuers in the U.S. and other developed countries. These risks are more pronounced to the extent a fund invests in issuers in the lesser developed emerging markets or in one region. These risks may include:

o Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the fund's investments

o The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political and social developments may adversely affect securities markets

o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

o The fund could experience a loss from settlement and custody practices in some emerging markets

o        Withholding and other non-U.S. taxes may decrease the fund's return

EACH FUND'S PAST PERFORMANCE

         The bar chart and table indicate the risks of investing in each fund by showing how the funds have performed in the past. Each fund's performance varies from year to year. A fund's past performance does not necessarily indicate how it will perform in the future. As a shareholder, you may lose or make money on your investment. Your fund began investing in Indo-Asian issuers in October, 1998. Before that time, it primarily invested its assets in securities of Indian issuers.

         The chart shows the performance of each fund's Class A shares for each full calendar year since each fund's inception on June 23, 1994. Class B and Class C shares have different performance. The chart does not reflect any Class A sales charges you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

-------------- ----------- ----------- ------------ ----------- ----------- -----------
               '95         '96         '97          '98         '99         '00
-------------- ----------- ----------- ------------ ----------- ----------- -----------
-------------- ----------- ----------- ------------ ----------- ----------- -----------
Indo-Asia      -19.94      -16.44      -7.49        10.79       106.73      -36.24
-------------- ----------- ----------- ------------ ----------- ----------- -----------
-------------- ----------- ----------- ------------ ----------- ----------- -----------
Emerging       2.47        17.78       9.87         -32.14      91.04       -33.71
Markets
-------------- ----------- ----------- ------------ ----------- ----------- -----------

         INDO-ASIA FUND'S HIGHEST CALENDAR QUARTERLY RETURN FOR CLASS A SHARES WAS 47.63% (3/31/99 TO 6/30/99); EMERGING MARKETS FUND'S HIGHEST CALENDAR QUARTERLY RETURN FOR CLASS A SHARES WAS 55.30% (6/30/98 TO 12/31/99)

         INDO-ASIA FUND'S LOWEST CALENDAR QUARTERLY RETURN FOR CLASS A SHARES WAS -25.03% (6/30/96 TO 9/30/96); EMERGING MARKETS FUND'S LOWEST CALENDAR QUARTERLY RETURN FOR CLASS A SHARES WAS -29.12% (6/30/98 TO 9/30/98)

         AT 3/31/01 YOUR FUND'S AND EMERGING MARKETS FUND'S YEAR-TO-DATE RETURNS WERE -4.67% AND -9.04%, RESPECTIVELY.

COMPARATIVE PERFORMANCE

         The table shows the average annual total returns of each class of the funds over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex Japan Index, a widely recognized capitalization-weighted index of stocks traded in Asia, and the MSCI Emerging Markets Free Index, a widely recognized measure of the performance of emerging market stocks. Unlike either fund, the indices are not managed and do not incur expenses. The table:

o        Reflects sales charges applicable to the class

o        Assumes that you sell your shares at the end of the period

o        Assumes you reinvest all of your dividends and distributions

                                         AVERAGE ANNUAL TOTAL RETURN
                                    (for periods ended December 31, 2000)
                                                             SINCE     INCEPTION

                                   1 YEAR       5 YEARS     INCEPTION     DATE

Indo-Asia Fund:
   Class A                         -39.91%       1.24%       -4.20%      6/23/94
   Class B                         -39.28%       1.47%       -4.07%      6/23/94
   Class C                         -36.71%        n/a         2.04%      1/31/96
Emerging Markets Fund:
   Class A                         -37.53%       0.94%        0.24%      6/23/94
   Class B                         -36.95%       1.16%        0.37%      6/23/94
   Class C                         -34.17%        n/a        -1.04%      1/31/96
MSCI AC Asia Free ex Japan Index   -35.22%       -8.36%      -5.89%*      ----
MSCI Emerging Markets Free Index   -30.61%       -4.17%     -3.51%**      ----


* Reflects the return of the index since the inception of each fund's Class A and Class B shares. The return of the index since the inception of Class C shares of Indo-Asia Fund is -9.88%. The return of the index since the inception of Class C shares of Emerging Markets Fund is _______%.

** Reflects the return of the index since the inception of each fund's Class A and Class B shares. The return of the index since the inception of Class C shares of Emerging Markets Fund is -5.57%. The return of the index since the inception of Class C shares of Indo-Asia Fund is ______%.

FEES AND EXPENSES

         Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show fund expenses for the most recently completed fiscal year. Future expenses may be greater or less.

INDO-ASIA FUND

SHAREOWNER FEES PAID DIRECTLY FROM YOUR
INVESTMENT                                          CLASS A     CLASS B      CLASS C
                                                    -------     -------      -------
Maximum sales charge (load) when you buy shares      5.75%        None        None
as a percentage of offering price
Maximum deferred sales charge (load) as a           None(1)      4.00%        1.00%
Redemption fee as a percentage of amount            2.00%(2)      None        None
ANNUAL FUND OPERATING EXPENSES PAID FROM THE
ASSETS OF THE FUND AS A PERCENTAGE OF AVERAGE
DAILY NET ASSETS                                    CLASS A     CLASS B      CLASS C
                                                    -------     -------      -------
Management Fee                                       1.10%       1.10%        1.10%
Distribution and Service (12b-1) Fee                 0.25%       1.00%        1.00%
Other Expenses                                       1.26%       1.31%        1.29%
Total Operating Expenses                             2.61%       3.41%        3.39%
Fee Waiver and Expense Limitation(3)                 -0.51%      -0.46%      -0.50%
Net Expenses(3)                                      2.10%       2.95%        2.89%
(1)  Except for investments of $1 million or more.

(2) If you sell or exchange Class A shares of your fund worth more than $25,000 within 90 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sale proceeds.

(3) The expenses in the table reflect the expense limitation in effect through October 31, 2001 under which Pioneer has agreed not to impose all or a portion of its management fee, and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 2.10% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares.

INDO-ASIA FUND EXAMPLE

         This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same, and e) Pioneer's expense limitation is in effect for year one.

         Although your actual costs may be higher or lower, under these assumptions your costs would be:

INDO-ASIA FUND                           YEAR 1    YEAR 3     YEAR 5     YEAR 10
--------------                           ------    ------     ------     -------
Class A shares                            $776     $1,294     $1,838     $3,314
Class B shares:
  Assuming redemption at end of period    698       1,305      1,935      3,483
  Assuming no redemption                  298       1,005      1,735      3,483
Class C shares:
  Assuming redemption at end of period    392        996       1,722      3,643
  Assuming no redemption                  292        996       1,722      3,643


EMERGING MARKETS FUND

SHAREOWNER FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                        CLASS A    CLASS B    CLASS C

Maximum sales charge (load) when you buy shares as a     5.75%      None       None
percentage of offering price
Maximum deferred sales charge (load) as a percentage    None(1)     4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES PAID FROM THE ASSETS
OF THE FUND AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS                                                  CLASS A    CLASS B    CLASS C
                                                        -------    -------    -------
Management Fee                                           1.25%      1.25%      1.25%
Distribution and Service (12b-1) Fee                     0.25%      1.00%      1.00%
Other Expenses                                           0.69%      0.80%      0.60%
Total Annual Fund Operating Expenses                     2.19%      3.05%      2.85%

EMERGING MARKETS FUND EXAMPLE

         This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

         Although your actual costs may be higher or lower, under these assumptions your costs would be:

EMERGING MARKETS FUND                    YEAR 1    YEAR 3     YEAR 5     YEAR 10
---------------------                    ------    ------     ------     -------
Class A shares                            $784     $1,221     $1,682     $2,954
Class B shares:
   Assuming redemption at end of period   708       1,242      1,801      3,164
   Assuming no redemption                 308        942       1,601      3,164
Class C shares:
   Assuming redemption at end of period   388        883       1,504      3,176
   Assuming no redemption                 288        883       1,504      3,176
PRO FORMA EXPENSE TABLE

         The next expense table shows the PRO FORMA expenses of Emerging Markets Fund assuming that a reorganization with your fund occurred on December 1, 1999. The expenses shown in the table are based on fees and expenses incurred by the funds during the year ended November 30, 2000. Emerging Markets Fund's actual expenses after the reorganization may be greater or less than those shown. The PRO FORMA expense example shows what you would pay on a $10,000 investment if the reorganization had occurred on December 1, 1999 using the assumptions previously stated for the funds individually. The PRO FORMA example is for comparison purposes only and is not a representation of Emerging Markets Fund's actual expenses or returns, either past or future.

EMERGING MARKETS FUND (PRO FORMA)

(ASSUMING REORGANIZATION WITH INDO-ASIA FUND)

SHAREOWNER FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                       CLASS A    CLASS B    CLASS C

Maximum sales charge (load) when you buy shares as      5.75%      None       None
a percentage of offering price
Maximum deferred sales charge (load) as a              None(1)     4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES PAID FROM THE ASSETS
OF THE FUND AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS                                                 CLASS A    CLASS B    CLASS C
                                                       -------    -------    -------
Management Fee                                          1.25%      1.25%      1.25%
Distribution and Service (12b-1) Fee                    0.25%      1.00%      1.00%
Other Expenses                                          0.69%      0.80%      0.60%
Total Annual Fund Operating Expenses                    2.19%      3.05%      2.85%


PRO FORMA EXAMPLE

SHARE CLASS                                 YEAR 1     YEAR 3     YEAR 5     YEAR 10
-----------                                 ------     ------     ------     -------
Class A shares                               $784      $1,221     $1,682     $2,954
Class B shares:
   Assuming redemption at end of period       708       1,242      1,801      3,164
   Assuming no redemption                     308        942       1,601      3,164
Class C shares:
   Assuming redemption at end of period       388        883       1,504      3,176
   Assuming no redemption                     288        883       1,504      3,176
(1)  Except for investments of $1 million or more.

OTHER INVESTMENT STRATEGIES

         As discussed, your fund invests primarily in equity securities of Indo-Asian issuers to seek long-term growth of capital. Emerging Markets Fund invests primarily in securities of emerging market issuers to seek long-term growth of capital.

         This section describes additional investments that a fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the funds' secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

         Your fund may invest up to 25% of its total assets (at the time of purchase) in debt securities of corporate and government issuers. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective, to diversify the fund's portfolio or for greater liquidity. While the fund may invest in debt securities of any quality, the debt securities purchased by the fund may be comparable in quality to debt securities rated below investment grade by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer.

         Emerging Markets Fund may invest up to 35% of its total assets (at the time of purchase) in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes. Emerging Markets Fund may also invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The fund may invest in debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective, to diversify the fund's portfolio or for greater liquidity.

         Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to in the U.S. as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are generally less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

TEMPORARY INVESTMENTS

         Normally, each fund invests substantially all of its assets to meet its investment objective. Each fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, each fund may not be able to achieve its investment objective. The funds intend to adopt a defensive strategy only when Pioneer believes securities in which the funds normally invest have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING

         The funds usually do not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.

DERIVATIVES

         Each fund may use futures, options, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, each fund may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

o        As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative

         Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

PORTFOLIO TURNOVER

         Each fund's annual portfolio turnover rate has exceeded 100% in recent years. A high portfolio turnover rate may result in high transaction costs that are borne by the fund and its shareholders. See "Financial highlights" for actual annual turnover rates.

                                   PROPOSAL 1

                              APPROVE THE AGREEMENT

                           AND PLAN OF REORGANIZATION

DESCRIPTION OF REORGANIZATION

         The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on September 28, 2001, but may occur on any later date before January 2, 2002. Your fund will transfer all of its assets to Emerging Markets Fund, and Emerging Markets Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Emerging Markets Fund's portfolio. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

o Emerging Markets Fund will issue to your fund Class A shares of Emerging Markets Fund with an aggregate value equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, your fund will immediately distribute these shares to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. In this same manner, Emerging Markets Fund will issue to your fund Class B and Class C shares that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Emerging Markets Fund, Class B shareholders of your fund will end up as Class B shareholders of Emerging Markets Fund and Class C shareholders of your fund will end up as Class C shareholders of Emerging Markets Fund.

o        After the shares are issued, your fund will be terminated.

REASONS FOR THE PROPOSED REORGANIZATION

         The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

         FIRST, that Emerging Markets Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have, with potential for higher return.

         SECOND, that a combined fund offers better potential for economies of scale and better control over expenses than is possible for your fund due to its small size. Both funds incur substantial costs for accounting, legal, transfer agency, insurance, advisory and custodial and administrative services, some of which do not vary with the size of the fund.

         THIRD, that, without giving effect to the expense limitation, Emerging Markets Fund's expenses are currently lower than your fund's expenses. If Pioneer terminates the voluntary limitation on your fund's per share expenses, your fund's expenses would be substantially higher than Emerging Markets Fund's per share expenses. Shareholders of your fund would pay relatively lower expenses each month as shareholders of Emerging Markets Fund than they would if the voluntary expense limitation on your fund's expenses were discontinued.

         FOURTH, that Emerging Markets Fund is more widely recognized in the broker community as Pioneer's primary emerging markets fund. By offering both funds simultaneously, it has been increasingly difficult to attract assets to your fund. Although shares of your fund have been offered since June 23, 1994, your fund had net assets of $__________ at June 30, 2001 compared to Emerging Market Fund's net assets of $_______________ on such date.

         FIFTH, that, except for one time period, Emerging Markets Fund has performed better than your fund since its inception. While past performance cannot predict future results, the trustees believe that Emerging Markets Fund is better positioned than your fund to continue to generate strong returns because of its lower expense ratio and more flexible investment policies.

         SIXTH, that shareholders may be better served by a less restrictive fund. Your fund concentrates its investments in equity securities of Indo-Asian issuers. This has limited your fund's ability to invest significantly in countries outside of the Indo-Asian geographic area, to invest in debt securities of Indo-Asian and other issuers and to gather assets. Emerging Markets Fund has the flexibility to invest in emerging market issuers outside of the Indo-Asian geographic area, allowing it to invest in a broader range of securities and may invest in debt securities of such issuers. In addition, Emerging Markets Fund has a significantly larger asset size than your fund.

         The board of trustees of Emerging Markets Fund considered that the reorganization presents an excellent opportunity for Emerging Markets Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees also believe that your fund's shareholders and Emerging Markets Fund's shareholders will benefit from improved diversification as a result of the reorganization. Because Emerging Markets Fund is a significantly larger fund than your fund and because it does not place as many restrictions on geographic areas in which the fund may invest, the trustees feel that the addition of your fund's assets will improve the diversification of Emerging Markets Fund's overall portfolio. This opportunity provides an economic benefit to Emerging Markets Fund and its shareholders. Similarly, the trustees feel that shareholders of your fund will benefit from the greater diversification of Emerging Markets Fund's investment portfolio after the transaction.

         The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit. Because of the fee waiver on your fund, Pioneer will also receive a higher effective fee for managing the assets attributable to your fund if they are a part of Emerging Markets Fund than if the reorganization does not take place.

COMPARATIVE FEES AND EXPENSE RATIOS.

         As discussed above in the Summary, each fund pays monthly advisory fees equal to the following annual percentage of average daily net assets:

                       FUND                   ANNUAL FEE RATE
                       ----                   ---------------
        Indo-Asia Fund                             1.10%
        Emerging Markets Fund                      1.25%

         Emerging Markets Fund shareholders currently pay a higher advisory fee than shareholders of your fund. The reorganization will, however, provide other economic benefits to your fund's shareholders. For instance, your fund's expenses have historically been lower than those of Emerging Markets Fund solely due to a voluntary expense limitation agreement that Pioneer may terminate at October 31, 2001, the end of your fund's current fiscal year.

         Emerging Markets Fund's Class A expense ratio of 2.19% for the Emerging Markets Fund's fiscal year ended November 30, 2000, as well as its PRO FORMA expense ratio of 2.47%, are lower than your fund's gross Class A expense ratio of 2.61% (2.10% for net expenses with the expense limitation) for the Indo-Asia Fund's fiscal year ended October 31, 2000. Furthermore, Emerging Markets Fund's other expenses are lower than your fund's gross other expenses. Both funds pay the same 12b-1 fee rates for each class.

         The trustees do not believe, given your fund's current size and growth rate, that your fund will grow to an asset size which would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly improve the diversification of its investment portfolio. In light of your fund's inability to attract significant assets, the adviser may not continue to subsidize a portion of your fund's expenses. When the adviser discontinues this voluntary limitation, your fund's expense ratio will rise above Emerging Markets Fund's.

         COMPARATIVE PERFORMANCE. The trustees also took into consideration the relative performance of your fund and Emerging Markets Fund. As shown in the table in the Summary, except for one time period, Emerging Markets Fund has had better performance than your fund over time.

UNREIMBURSED CLASS A DISTRIBUTION AND SHAREHOLDER SERVICE EXPENSES

         The boards of trustees of your fund and Emerging Markets Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Class A Rule 12b-1 Plan will be reimbursable expenses under Emerging Markets Fund's Class A Rule 12b-1 Plan. However, the maximum aggregate amount payable annually under Emerging Markets Fund's Class A Rule 12b-1 Plan (0.25% of average daily net assets attributable to Class A shares) will not increase. The Class B and Class C Rule 12b-1 Plans are compensation plans and, consequently, the amounts payable under such Plans are not determined by references to actual distribution expenses incurred.

         The following table shows the actual and PRO FORMA unreimbursed distribution and shareholder service expenses of Class A shares of your fund and Emerging Markets Fund. The table shows both the dollar amount of these expenses and the percentage of each class' net assets that they represent.

                                                             EMERGING MARKETS

UNREIMBURSED CLASS A RULE 12B-1 EXPENSES     INDO-ASIA        CLASS A SHARES
                                           CLASS A SHARES

Actual expenses as of December 31, 2000          $433            $71,386
                                                 %0.023%          0.876%

PRO FORMA combined expenses as of               ----             $71,819
January 1, 2001                                 ----              0.737%

         The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time a fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to a fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, a fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets during such period.

TAX STATUS OF THE REORGANIZATION

         The reorganization will not result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         As a result, for federal income tax purposes:

No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Emerging Markets Fund as described above or (2) the distribution by your fund of Emerging Markets Fund shares to your fund's shareholders;

No gain or loss will be recognized by Emerging Markets Fund upon the receipt of your fund's assets solely in exchange for the issuance of Emerging Markets Fund shares to your fund and the assumption of all of your fund's liabilities by Emerging Markets Fund;

The basis of the assets of your fund acquired by Emerging Markets Fund will be the same as the basis of those assets in your fund immediately before the transfer;

The tax holding period of the assets of your fund in Emerging Markets Fund will include your fund's tax holding period for those assets;

The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Emerging Markets Fund shares as part of the reorganization;

The basis of Emerging Markets Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

The tax holding period of the Emerging Markets Fund shares received by your fund's shareholders will include, for each shareholder, the tax holding period of the shares of your fund surrendered in exchange, provided that shares of your fund were held as capital assets on the date of the exchange.

In addition, the use of certain tax attributes of your fund, such as capital loss carryforwards, by Emerging Markets Fund may be limited after the reorganization.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

         SURRENDER OF SHARE CERTIFICATES. If you hold a share certificate for shares of your fund, it will not represent ownership of Emerging Markets Fund shares after the reorganization. Pioneer will contact you (at your address and/or phone number on its records) to arrange to deposit your certificated shares in book-entry form prior to the reorganization. If the reorganization is completed, the transfer agent will issue Class A share certificates for Emerging Markets Fund shares only at your request. If you haven't heard from Pioneer, please call 1-800-XXX-XXXX to discuss arrangements for your certificate. If these arrangements are not made and Pioneer cannot reach you by mail or by phone, or you have not contacted Pioneer about your certificate, your Emerging Markets Fund shares will remain deposited in book-entry form on the transfer agent's records until you contact Pioneer to reissue a certificate. Certificates will be issued for Class A shares only.

         CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Emerging Markets Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 6 and 8).

         The obligation of Emerging Markets Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 7 and 8).

         The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to certain federal income tax consequences of the reorganization (see Agreement, paragraph 8.7).

         TERMINATION OF AGREEMENT. The board of trustees of either your fund or Emerging Markets Fund may terminate the Agreement (even if the shareholders of your fund have approved it) at any time before the reorganization date if that board believes that proceeding with the reorganization would no longer be advisable.

         EXPENSES OF THE REORGANIZATION. Pioneer has agreed to bear the expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs.

                                 CAPITALIZATION

         The following table sets forth the capitalization of each fund as of November 30, 2000, and the PRO forma combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects PRO FORMA exchange ratios of approximately .8425 Class A Emerging Markets Fund shares being issued for each Class A share of your fund, approximately .8437 Class B Emerging Markets Fund shares being issued for each Class B share of your fund and approximately .8401 Class C Emerging Markets Fund shares being issued for each Class C share of your fund. If the reorganization occurs, the actual exchange ratios on the reorganization date will vary due to changes in the market value of the portfolio securities of both Emerging Markets Fund and your fund between November 30, 2000 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains/losses of Emerging Markets Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Emerging Markets Fund and your fund during the same period.

                                NOVEMBER 30, 2000

                                                                EMERGING MARKETS
                              INDO-ASIA      EMERGING MARKETS   PRO FORMA

Net Assets                    $30,288,918    $189,176,179         219,806,372
Net Asset Value Per Share
  Class A                     9.20           10.82                10.82
  Class B                     8.76           10.28                10.28
  Class C                     8.67           10.23                10.23
  Class Y                     N/A            11.03                11.03
Shares Outstanding

  Class A                     1,882,187      8,152,532            9,766,186
  Class B                     1,124,941      3,965,962            4,936,383
  Class C                     359,963        1,257,814            1,565,266
  Class Y                     N/A                                 4,296,503


         It is impossible to predict how many Class A, Class B and Class C shares of Emerging Markets Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the number or value of Emerging Markets Fund shares that will actually be received and distributed.

                      BOARDS' EVALUATION AND RECOMMENDATION

         For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the adviser (the independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Emerging Markets Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Emerging Markets Fund and that the interests of Emerging Markets Fund's shareholders would not be diluted as a result of the reorganization.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         VOTING RIGHTS AND REQUIRED VOTE

         Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

         Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST the proposal.

         However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will NOT be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has NO EFFECT on the voting in determining whether the proposal has been adopted in accordance with clause
(1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote AGAINST the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

         If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

NET ASSET VALUE

         Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

         Each fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by either fund would change on a day when you cannot buy or sell shares of the fund.

         You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge. When you sell Class B or Class C shares, you may pay a CDSC depending on how long you have owned your shares.

CHOOSING A CLASS OF SHARES

         Each fund offers Class A, Class B and Class C shares. Emerging Markets Fund also offers Class Y shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

         Factors you should consider include:

o        How long you expect to own the shares

o        The expenses paid by each class

o        Whether you qualify for any reduction or waiver of sales charges

         Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS

         Each fund has adopted a distribution plan for its Class A, Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

WHY YOU MIGHT PREFER EACH CLASS

CLASS A
Class A shares may be your best alternative if you prefer to pay an initial sales charge and have lower annual expenses, or if you qualify for any reduction or waiver of the initial sales charge.

CLASS B
You may prefer Class B shares if you do not want to pay an initial sales charge, or if you plan to hold your investment for at least six years. Class B shares are not recommended if you are investing $250,000 or more.

CLASS C
You may prefer Class C shares if you do not wish to pay an initial sales charge and you would rather pay higher annual expenses over time.

INITIAL SALES CHARGE

CLASS A
Up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.

CLASS B
None.

CLASS C
None.

CONTINGENT DEFERRED SALES CHARGES

CLASS A
None, except in certain circumstances when the initial sales charge is waived.

CLASS B
Up to 4% is charged if you sell your shares. The charge is reduced over time and not charged after six years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.

CLASS C
A 1% charge if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.

REDEMPTION FEE

CLASS A
Up to 2.00% is charged if you sell shares of Indo-Asia Fund worth more than $25,000 within 90 days of any purchase of fund shares.

CLASS B
None.

CLASS C
None.

DISTRIBUTION AND SERVICE FEES

CLASS A
Up to 0.25% of average daily net assets.

CLASS B
Up to 1% of average daily net assets.

CLASS C
Up to 1% of average daily net assets.

ANNUAL EXPENSES (INCLUDING DISTRIBUTION AND SERVICE FEES)

CLASS A
Lower than Class B or Class C.

CLASS B
Higher than Class A shares; Class B shares convert to Class A shares after eight years.

CLASS C
Higher than Class A shares; Class C shares do not convert to any other class of shares. You continue to pay higher annual expenses.

EXCHANGE PRIVILEGE

CLASS A
Class A shares of other Pioneer mutual funds.

CLASS B
Class B shares of other Pioneer mutual funds.

CLASS C
Class C shares of other Pioneer mutual funds.

SALES CHARGES: CLASS A SHARES

         You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distribution paid by the fund.

INVESTMENTS OF $1 MILLION OR MORE

         You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a deferred sales charge if you sell your Class A shares within one year of purchase. The sales charge is equal to 1% of your investment or your sales proceeds, whichever is less.

REDUCED SALES CHARGES

         You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. managed by Pioneer or an affiliate.

SALES CHARGES:  CLASS A SHARES

                                                SALES CHARGE AS A % OF

AMOUNT OF PURCHASE                     OFFERING PRICE       NET AMOUNT INVESTED
------------------                     --------------       -------------------
Less than $50,000                           5.75                   6.10
$50,000 but less than $100,000              4.50                   4.71
$100,000 but less than $250,000             3.50                   3.63
$250,000 but less than $500,000             2.50                   2.56
$500,000 but less than $1 million           2.00                   2.04
$1 million or more                           -0-                    -0-


SALES CHARGES: CLASS B SHARES

         You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within six years of purchase, you will pay the distributor a CDSC. The CDSC decreases as the number of years since your purchase increases.

CONTINGENT DEFERRED SALES CHARGE

                                          AS A % OF DOLLAR AMOUNT SUBJECT TO THE

   ON SHARES SOLD BEFORE THE END OF YEAR                   SALES CHARGE

                     1                                          4
                     2                                          4
                     3                                          3
                     4                                          3
                     5                                          2
                     6                                          1
                     7                                         -0-
                     8                                         -0-
                     9                              Convert to Class A shares
                                                        after eight years

CONVERSION TO CLASS A SHARES

         Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

         Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is eight years after the date of purchase except that:

o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares at the same time as shares on which the dividend or distribution was paid

o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

         Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

PAYING THE CONTINGENT DEFERRED SALES CHARGE

         Several rules apply for Class B shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

o        You do not pay a CDSC on reinvested dividends or distributions

o In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

o        You may qualify for a waiver of the CDSC normally charged

SALES CHARGES: CLASS C SHARES

         You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value, or the original cost, of the shares you are selling, whichever is less.

PAYING THE CONTINGENT DEFERRED SALES CHARGE

         Several rules apply for Class C shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

o        You do not pay a CDSC on reinvested dividends or distributions

o In determining the amount of time since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently

o        You may qualify for a waiver of the CDSC normally charged

REDEMPTION FEE

         If you sell or exchange Class A shares of Indo-Asia Fund worth more than $25,000 within 90 days of any purchase of fund shares, Indo-Asia Fund will apply a 2% fee to the entire amount of your sale proceeds.

OPENING YOUR ACCOUNT

         If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

         If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

ACCOUNT OPTIONS

         Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

         Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES

         If your account is registered in your name, you can buy, exchange or sell Class A, Class B or Class C shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

         When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE

         If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING

         You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

         You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS

         Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

EXCHANGING

         You may exchange your shares for shares of the same class of another Pioneer mutual fund.

         Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

         Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING

         Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

         If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

         If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

         You may have to pay income taxes on a sale or an exchange.

GOOD ORDER MEANS THAT:

o        You have provided adequate instructions

o        There are no outstanding claims against your account

o        There are no transaction limitations on your account

o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

o Your request includes a signature guarantee if you:

         -- Are selling over $100,000 or exchanging over $500,000 worth of shares

         --       Changed your account registration or address within the last
                  30 days

         -- Instruct the transfer agent to mail the check to an address different from the one on your account

         --       Want the check paid to someone other than the account owner(s)

         -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

BUYING, EXCHANGING AND SELLING SHARES

BUYING SHARES

THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

EXCHANGING SHARES

THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.

BUYING SHARES

BY PHONE

YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE IF you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:

o You established your bank account of record at least 30 days ago

o Your bank information has not changed for at least 30 days

o You are not purchasing more than $25,000 worth of shares per account per day

o You can provide the proper account identification

When you request a telephone purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

EXCHANGING SHARES

BY PHONE
After you establish your fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE IF:

o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account

o    The fund into which you are exchanging offers the same class of shares

o You are not exchanging more than $500,000 worth of shares per account per day

o    You can provide the proper account identification information

BUYING SHARES

IN WRITING, BY MAIL OR BY FAX
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

EXCHANGING SHARES

IN WRITING, BY MAIL OR BY FAX
You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

SELLING SHARES
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY. You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

o By check, provided the check is made payable exactly as your account is registered

o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.

HOW TO CONTACT US

BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292
To request a transaction using FactFoneSM call
1-800-225-4321
Telecommunications Device for the Deaf (TDD)
1-800-225-1997
BY MAIL
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 9014
Boston, Massachusetts 02205-9014


BY FAX

Fax your exchange and sale requests to: 1-800-225-424
SHAREOWNER ACCOUNT POLICIES

REDEMPTION FEE (INDO-ASIA FUND ONLY)

Class A shares worth more than $25,000 redeemed or exchanged within 90 days of any purchase of fund shares will be subject to a 2% fee.

EXCHANGE PRIVILEGE

You make up to four exchange redemptions of $25,000 or more per account per calendar year. The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege. The fund will provide 60 days' notice of material amendment to or termination of the privilege.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS You are required to obtain a signature guarantee when you are:

o Requesting certain types of exchanges or sales of fund shares

o Redeeming shares for which you hold a share certificate

o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

REDEMPTION FEE AND EXCHANGE LIMITATION

Indo-Asia Fund's redemption fee and each fund's exchange limitation policies are intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

The redemption fee and exchange limitation policies may not apply to transactions made through an omnibus account for fund shares. In determining whether the redemption fee applies or the exchange redemption limit has been reached, Pioneer may aggregate a series of transactions and/or fund accounts if the accounts making the transactions appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

REDEMPTION FEE (INDO-ASIA FUND ONLY). This fee is payable to the fund and is not a deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. When you request a sale or exchange, the fund will first process any shares that are not subject to the fee. The fee does not apply to shares purchased by reinvesting dividend or capital gain distributions, to systematic withdrawal plan transactions or to transactions made through IRA or SEP-IRA accounts or employer-sponsored retirement plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and employee benefit plans. The fund may waive the fee if your sale results from certain hardship situations including death, illness or a natural disaster.

EXCHANGE LIMITATION. The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. The exchange limitation does not apply to accounts that have a written agreement with the distributor.

MINIMUM ACCOUNT SIZE

The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

SHAREOWNER ACCOUNT POLICIES

TELEPHONE ACCESS

You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES

Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

OTHER POLICIES

The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareholders at any time. The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS AND CAPITAL GAINS

         Each fund generally pays any distributions of net short- and long-term capital gains in November. Each fund generally pays dividends from any net investment income in December. Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

         For U.S. federal income tax purposes, your distributions from a fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

         You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold "backup withholding" tax from your dividends and distributions, sales proceeds and any other payments to you.

         You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

FINANCIAL HIGHLIGHTS

PIONEER INDO-ASIA FUND

SELECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                             NOVEMBER

                              1, 2000

                              THROUGH

                             APRIL 30,          FOR THE YEAR ENDED OCTOBER 31,

                               2001

                            (UNAUDITED)    2000     1999     1998     1997     1996
                            -----------    ----     ----     ----     ----     ----
Net asset value,              30, 2001
  beginning of period            $9.38    $11.05    $6.28     $7.14   $6.93     $8.47
Increase (decrease) from
investment operations:
  Net investment income
(loss)                         $(0.03)   $(0.12)   $(0.05)  $(0.02)  $(0.01)    $0.03
  Net realized and
    unrealized gain
    (loss) on
    investments, futures
    contracts and foreign
    currency transactions       (0.24)    (1.55)     4.82    (0.84)    0.22    (1.57)
                                         --------- -------- -------- ------- ---------
Net increase (decrease)
in net asset value              (0.27)    $(1.67)    $4.77   $(0.86)   $0.21   $(1.54)
                                         --------- -------- -------- ------- ---------
Net asset value, end of
  period                         $9.11     $9.38   $11.05     $6.28   $7.14     $6.93
                                         --------- -------- -------- ------- ---------
Total return*                  (2.88)%   (15.11)%  75.96%   (12.04)%  3.03%  (18.18)%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to
average net assets+             2.17%**    2.16%    2.14%     2.31%   2.29%     2.28%
Ratio of net investment
income (loss) to
average net assets+             (0.77)%** (0.88)%   (0.39)%  (0.52)%  (0.09)%    0.32%
Portfolio turnover rate          90%**      103%     108%      101%     71%       64%
Net assets, end of period
(in thousands)                   $18,585  $18,164   $19,384   $5,230  $9,846   $12,388
Ratios assuming no waiver
of management fees and
assumption of expensese
by Pioneer and no reduction
for fees paid indirectly:
  Net expenses                 2.66%**     2.61%    3.81%     5.30%   4.39%     4.29%
Net investment income
(loss)                        (1.26)%**   (1.33)%   (2.06)%  (3.51)%  (2.19)%  (1.69)%
Ratios assuming waiver of
management fees and
assumption of expenses
by Pioneer and
reduction for fees paid
indirectly:
  Net expenses                 2.10%**     2.10%    2.09%     2.24%   2.25%     2.25%
  Net investment income
  (loss)                     (0.70)%**   (0.82)%   (0.34)%  (0.45)%  (0.05)%    0.35%
         .........
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.
+ Ratios assuming no reduction for fees paid indirectly.


PIONEER INDO-ASIA FUND

SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                             NOVEMBER

                              1, 2000

                              THROUGH                  FOR THE YEAR ENDED

                             APRIL                      OCTOBER 31,

                              30, 2001     2000     1999     1998      1997      1996
                            - --------     ----     ----     ----      ----      ----
                            (UNAUDITED)

Net asset value,
   beginning of period            $8.94    $10.62   $6.08    $6.96      $6.80     $8.39
Increase (decrease) from
investment operations:

  Net investment income
  (loss)                         $(0.13)  $(0.31)  $(0.03)  $(0.09)   $(0.04)   $(0.03)
   Net realized and
   unrealized gain (loss)
   on investments, futures
   contracts and foreign
   currency transactions        (0.19)    (1.37)    4.57   (0.79)       0.20    (1.56)
Net increase (decrease)
in net asset value               $(0.32) $(1.68)   $4.54   $(0.88)     $0.16   $(1.59)
                                         --------- -------- -------- --------- ---------
Net asset value, end of
   period                         $8.62     $8.94  $10.62    $6.08      $6.96     $6.80
                                         --------- -------- -------- --------- ---------
Total return*                   (3.58)%  (15.82)%  74.67%   (12.64)%    2.35%  (18.95)%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to
  average net assets+            3.64%**     2.97%   2.80%    2.81%      2.90%     3.15%
Ratio of net investment
  income (loss) to average
  net assets+                    (2.25)%**  (1.68)%  (0.91)%  (1.03)%   (0.62)%   (0.45)%
Portfolio turnover rate           90%**      103%    108%     101%        71%       64%
Net assets, end of period
(in thousands)                   $8,656    $10,322   $16,078  $5,036   $9,392     $8,275
Ratios assuming no waiver
  of management fees and
  assumption of expenses
  by Pioneer and no
  reduction for fees paid
  indirectly:
  Net expenses                  4.13%**     3.41%   4.60%   5.94%       4.99%     5.23%
  Net investment income
(loss)                           (2.74)%** (2.12)%  (2.71)%  (4.16)%   (2.71)%   (2.53)%
Ratios assuming waiver of
  management fees and
  assumption of expenses
  by Pioneer and
  reduction for fees paid
  indirectly:
  Net expenses                    3.62%**      2.95%      2.77%   2.76%    2.86%     3.13%
  Net investment income
     (loss)                      (2.23)%**    (1.66)%   (0.88)%  (0.98)%  (0.58)%   (0.43)%
                  .........
---------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**Annualized.

+ Ratios assuming no reduction for fees paid indirectly.

PIONEER INDO-ASIA FUND

SELECTED DATA FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                               JANUARY

                             NOVEMBER                                          31, 1996
                         1, 2000 THROUGH

                              THROUGH             FOR THE YEAR ENDED           OCTOBER
                             APRIL                  OCTOBER 31,               31, 1996

                              30, 2001     2000     1999     1998      1997      1996
                            - --------     ----     ----     ----      ----      ----
                            (UNAUDITED)

Net asset value,
   beginning of period            $8.84    $10.50   $6.00    $6.93      $6.77     $7.85
Increase (decrease) from
investment operations:
  Net investment income
(loss)                           $(0.09)   $(0.19)  $(0.03)  $(0.07)   $(0.04)   $(0.02)
   Net realized and
     unrealized gain
     (loss) on
     investments, futures
     contracts and foreign
     currency transactions       (0.19)    (1.47)    4.53   (0.86)       0.20    (1.06)
                                         --------- -------- -------- --------- ---------
Net increase (decrease)
   in net asset value           $(0.28)   $(1.66)   $4.50   $(0.93)     $0.16   $(1.08)
                                         --------- -------- -------- --------- ---------
Net asset value, end of
   period                         $8.56     $8.84  $10.50    $6.00      $6.93     $6.77
                                         --------- -------- -------- --------- ---------
Total return*                   (3.17)%  (15.81)%  75.00%   (13.42)%    2.36%  (13.76)%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to
  average net assets+           2.77%**    2.92%   2.70%    2.85%      2.84%   3.12%**
Ratio of net investment
  income (loss) to average
  net assets+                   (1.38)%** (1.61)%  (0.89)%  (1.06)%   (0.56)%  (0.42)%**
Portfolio turnover rate           90%**      103%    108%     101%        71%       64%
Net assets, end of period
(in thousands)                   $2,605   $3,217  $2,514     $536       $803      $557
Ratios assuming no waiver
of management fese and
assumption of expenses
by Pioneer and no
reduction for fees paid
indirectly:
  Net expenses                  3.26%**     3.39%   4.40%    6.12%      4.89%   4.63%**
  Net investment income
(loss)                          (1.87)%** (2.08)%  (2.59)%  (4.33)%   (2.61)%  (1.93)%**
Ratios assuming waiver of
management fees and
assumption of expenses
by Pioneer and
reduction for fees paid
indirectly:
  Net expenses                 2.74%**      2.89%      2.64%    2.76%   2.78%     3.06%**
  Net investment income
     (loss)                    (1.35)%**    (1.58)%   (0.83)%  (0.97)%  (0.50%)%  (0.36)%**
                                                                           --
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+ Ratios assuming no reduction for fees paid indirectly.

PIONEER EMERGING MARKETS FUND

SELECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:







                                       FOR THE YEAR ENDED NOVEMBER 30,
                                       -------------------------------
                                          2000     1999     1998     1997     1996
                                          ----     ----     ----     ----     ----
Net asset value, beginning
  of period                               $13.80    $8.79    $14.42  $13.94    $11.56
Increase (decrease) from
  investment operations:

  Net investment income
(loss)                                   $(0.17)   $(0.09)  $0.00(a) $(0.05)  $(0.07)
  Net realized and
    unrealized gain (loss)
    on investments, futures
    contracts and foreign
    currency transactions                 (2.81)     5.10    (4.23)    1.40      2.45
                                         --------- -------- -------- ------- ---------
Net increase (decrease) from
  investment operations                  $(2.98)    $5.01   $(4.23)   $1.35     $2.38
Distributions to shareholders:

  Net realized gain                           --       --    (1.40)  (0.87)        --
                                         --------- -------- -------- ------- ---------
Net increase (decrease) in
net asset value                          $(2.98)    $5.01   $(5.63)   $0.48     $2.38
                                         --------- -------- -------- ------- ---------
Net asset value, end of
  period                                  $10.82   $13.80     $8.79  $14.42    $13.94
                                         --------- -------- -------- ------- ---------
Total return*                            (21.59)%  57.00%   (32.19)% 10.37%    20.59%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to
average net assets+                        2.19%    2.44%     2.26%   2.23%     2.28%
Ratio of net investment
income (loss) to average
net assets+                                (1.13)%   (0.73)%    0.07%  (0.40)%  (0.61)%
Portfolio turnover rate                     139%     180%      195%    140%      143%
Net assets, end of period
(in thousands)                            $88,175   $91,092  $76,257  $87,628  $56,465
Ratios assuming no waiver of
management fees and
assumption of expenses by
Pioneer and no reduction for
fees paid indirectly:
  Net expenses                             2.19%    2.44%     2.27%   2.25%     3.00%
Net investment income (loss)             (1.13)%   (0.73)%    0.06%  (0.42)%  (1.33)%
Ratios assuming waiver of
management fees and
assumption of expenses by
Pioneer and reduction for
fees paid indirectly:
  Net expenses                             2.16%    2.40%     2.25%   2.19%     2.25%
  Net investment income
  (loss)                                 (1.10)%   (0.69)%    0.08%  (0.36)%  (0.58)%
         .........
(a)  Amount rounds to less than once cent per share.
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios assuming no reduction for fees paid indirectly.

PIONEER EMERGING MARKETS FUND

SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:







                                       FOR THE YEAR ENDED NOVEMBER 30,
                                       -------------------------------
                                          2000     1999     1998     1997     1996
                                          ----     ----     ----     ----     ----
Net asset value, beginning
  of period                               $13.23    $8.49    $14.09  $13.73    $11.47
Increase (decrease) from
investment operations:
  Net investment income (loss)            $(0.34)   $(0.17)  $(0.12)  $(0.14)  $(0.03)
  Net realized and
    unrealized gain (loss)
    on investments, futures
    contracts and foreign
    currency transactions                 (2.61)     4.91    (4.08)    1.37      2.29
                                         --------- -------- -------- ------- ---------
Net increase (decrease) from
  investment operations                  $(2.95)    $4.74   $(4.20)   $1.23     $2.26
Distributions to
shareholders:
  Net realized gain                           --       --    (1.40)  (0.87)        --
                                         --------- -------- -------- ------- ---------
Net increase (decrease) in
net asset value                          $(2.95)    $4.74   $(5.60)   $0.36     $2.26
                                         --------- -------- -------- ------- ---------
Net asset value, end of
  period                                  $10.28   $13.23     $8.49  $14.09    $13.73
                                         --------- -------- -------- ------- ---------
Total return*                            (22.30)%  55.83%   (32.79)%  9.61%    19.70%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to
average net assets+                        3.05%    3.20%     3.09%   2.94%     3.00%
Ratio of net investment
income (loss) to average net
assets+                                    (1.97)%   (1.53)%  (0.84)%  (1.10)%  (1.47)%
Portfolio turnover rate                     139%     180%      195%    140%      143%
Net assets, end of period                $40,763   $51,093  $35,954  $70,218  $39,893
Ratios assuming no waiver of
management fees and
assumption of expenses by
Pioneer and reduction for
fees paid indirectly:
  Net expenses                             3.05%    3.20%     3.10%   2.95%     3.66%
Net investment income (loss)             (1.97)%   (1.53)%  (0.85)%  (1.11)%  (2.13)%
Ratios assuming waiver of
management fees and
assumption of expenses by
Pioneer and reduction for
fees paid indirectly:
  Net expenses                             3.03%    3.18%     3.08%   2.90%     2.96%
  Net investment income
  (loss)                                 (1.95)%   (1.51)%  (0.83)%  (1.06)%  (1.43)%
         .........
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios assuming no reduction for fees paid indirectly.

PIONEER EMERGING MARKETS FUND

SELECTED DATA FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                   JANUARY

                                                                   31, 1996
                                                                   THROUGH

                                                                   NOVEMBER

                                     FOR THE YEAR ENDED NOVEMBER 30,      30,
                                     -------------------------------
                                       2000     1999     1998    1997      1996
                                       ----     ----     ----    ----      ----
Net asset value, beginning
  of period                              $13.12    $8.47   $14.08  $13734      $13.22
Increase (decrease) from
investment operations:
  Net investment income
(loss)                                   $(0.14)   $(0.29)  $(0.08) $(0.13)    $(0.09)
  Net realized and
    unrealized gain (loss)
    on investments,
    futures contracts and
    foreign currency
    transactions                          (2.75)     4.94   (4.13)    1.35        0.60
                                         --------- -------- ------- ------- -----------
Net increase (decrease)
  from investment
  operations                             $(2.89)    $4.65   $(4.21)  $1.22       $0.51
Distributions to shareholders:
  Net realized gain                           --       --   (1.40)  (0.87)          --
                                         --------- -------- ------- ------- -----------
Net increase (decrease) in
net asset value                          $(2.89)    $4.65   $(5.61)  $0.35       $0.51
                                         --------- -------- ------- ------- -----------
Net asset value, end of
  period                                  $10.23   $13.12    $8.47  $14.08      $13.73
                                         --------- -------- ------- ------- -----------
Total return*                            (22.03)%  54.90%   (32.90)% 9.53%       3.86%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to
  average net assets+                      2.85%    3.82%    3.32%   2.89%     2.91%**
Ratio of net investment
income (loss) to average net
assets+                                   (1.81)%   (2.09)%  (1.08)% (1.09)%  (1.51)%**
Portfolio turnover rate                     139%     180%     195%    140%        143%
Net assets, end of period
(in thousands)                           $12,861   $11,656  $12,162 $12,730     $5,566
Ratios assuming no waiver
of management fees and
assumption of expenses by
Pioneer and no reduction
for fees paid indirectly:
  Net expenses                             2.85%    3.82%    3.33%   2.90%     3.48%**
Net investment income (loss)              (1.81)%   (2.09)%  (1.09)% (1.10)%  (2.08)%**
Ratios assuming waiver of
management fees and
assumption of expenses by
Pioneer and reduction for
fees paid indirectly:
  Net expenses                             2.82%    3.80%    3.31%   2.85%     2.86%**
  Net investment income
  (loss)                                 (1.78)%   (2.07)%  (1.07)% (1.05)%  (1.46)%**
         .........
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+ Ratios assuming no reduction for fees paid indirectly.

PIONEER EMERGING MARKETS FUND

SELECTED DATA FOR A CLASS Y SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                     ,                       APRIL 9,

                                                                 1998
                                         FOR THE YEAR ENDED     THROUGH
                                           NOVEMBER 30,      NOVEMBER 30
                                                      2000      1999        1998
                                                      ----      ----        ----
Net asset value, beginning of
  period                                              $13.99    $8.85       $14.55
Increase (decrease) from
operations:
  Net investment income (loss)                       $(0.10)    $0.01           --
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts and foreign currency
    transactions                                      (2.86)     5.13       (5.55)
                                                   ----------- -------- -------------
Net increase (decrease) from
  investment operations                              $(2.96)    $5.14      $(5.55)
Distributions to shareholders:
  Net realized gain                                       --       --       (0.15)
                                                   ----------- -------- -------------
Net increase (decrease) in net                       $(2.96)    $5.14      $(5.70)
asset value
                                                   ----------- -------- -------------
Net asset value, end of period                        $11.03   $13.99        $8.85
                                                   ----------- -------- -------------
Total return*                                       (21.16)%   58.08%     (38.32)%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average
net assets+                                            1.62%    2.51%      1.75%**
Ratio of net investment income
(loss) to average net assets+                         (0.62)%   (1.07)%   (0.06)%**
Portfolio turnover rate                                 139%     180%         195%
Net assets, end of period
(in thousands)                                       $47,378   $27,225      $1,241
Ratios assuming reduction for fees
paid indirectly:
  Net expenses                                         1.60%    2.41%      1.75%**
  Net investment income (loss)                       (0.60)%   (0.97)%   (0.06)%**
         .........
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+ Ratios assuming no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

SHAREHOLDER PROPOSALS

        Your fund is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

         Shareholder proposals are subject to certain regulations under the federal securities laws.

SHARES HELD IN RETIREMENT PLANS

        The trustee or custodian of certain retirement plans is required to vote any unvoted shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

         With respect to your fund, one-third of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that, at the time any session of the shareholder meeting for the fund is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

METHOD OF SOLICITATION AND EXPENSES

         The cost of preparing, assembling and mailing this proxy statement and prospectus and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the funds' officers, representatives or compensated third-party agents, including Pioneer, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and Pioneer Funds Distributor, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions.

         Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

OUTSTANDING SHARES

         As of July 20, 2001, _______ Class A shares, __________ Class B shares and __________ Class C shares of beneficial interest of your fund were outstanding. Only shareholders of record on July 20, 2001 (the record date) are entitled to notice of and to vote at the meeting.

OTHER BUSINESS

         While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

                        OWNERSHIP OF SHARES OF THE FUNDS

         To the knowledge of the fund, as of May 31, 2001, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund and the outstanding Class A, Class B, Class C and Class Y shares Emerging Markets Fund:


    NAMES AND
  ADDRESSES OF                                         PRO FORMA OWNERSHIP OF EMERGING
 OWNERS OF MORE                                        MARKETS FUND AS OF __________,
THAN 5% OF SHARES              INDO-ASIA                            2001
                   Class A  Class B  Class C Class Y  Class A  Class B  Class C Class Y

                                             N/A

                         EMERGING MARKETS FUND

         As of May 31, , 2001, the trustees and officers of your fund and Emerging Markets Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of the respective funds.

------------------------------------------------------------------------------

                                     EXPERTS

         The financial statements and the financial highlights of Indo-Asia Fund and Emerging Markets Fund, as of October 31, 2000 and November 30, 2000, respectively, are incorporated by reference into this proxy statement and prospectus. The financial statements and highlights have been independently audited by Arthur Andersen LLP, as stated in their reports with respect thereto. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as experts in giving said reports.

                              AVAILABLE INFORMATION

         Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy statements and other information with the SEC. You can view these reports, proxy statements and other information at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section Washington, D.C. 20549-0102.

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this th day of July, 2001, between Pioneer Emerging Markets Fund (the "ACQUIRING FUND"), a business trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Indo-Asia Fund, a business trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "ACQUIRED FUND").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance to the Acquired Fund of shares of beneficial interest of each Class of the Acquiring Fund that corresponds to each Class of shares of the Acquired Fund (collectively, the "ACQUIRING FUND SHARES" and each, an "ACQUIRING FUND SHARE") , and (ii) the assumption by the Acquiring Fund of (I) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date set forth below (the "CLOSING DATE") and (II) the liabilities of the Acquired Fund with respect to its investment operations that are not required by generally accepted accounting principles ("GAAP") to be included in the calculation of NAV consistent with liabilities incurred by registered management investment companies in the ordinary course of their businesses (i.e., not including any extraordinary obligations, including, but not limited to legal proceedings, shareholder claims and distribution payments) (the "ASSUMED LIABILITIES"), and (b) the distribution by the Acquired Fund, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Acquiring Fund and the Acquired Fund are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

         WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders;

         WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "SECURITIES ACT"), liens for taxes not yet due and contractual restrictions on the transfer of the acquired assets), and the Acquiring Fund agrees in exchange therefor: (a) to issue to the Acquired Fund the number of Acquiring Fund Shares of each Class, including fractional Acquiring Fund Shares, determined (to at least two decimal places) by dividing the value of the Acquired Fund's net assets attributable to a Class of shares and transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Fund Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "CLOSING").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all goodwill, all contractual rights of the Acquired Fund, all other intangible property owned by the Acquired Fund and originals or copies of all books and records of the Acquired Fund.

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and shall not acquire, without the consent of the Acquiring Fund, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

         1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Fund shall prepare an unaudited statement of assets and liabilities (the "CLOSING STATEMENT"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall assume the Assumed Liabilities.

         1.4. On the Closing Date or as soon thereafter as is conveniently practicable, the Acquired Fund shall liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "ACQUIRED FUND SHAREHOLDERS") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (as provided to the Acquiring Fund by the Acquired Fund) and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund will not issue share certificates representing Acquiring Fund Shares unless a shareholder specifically requests the Acquiring Fund Shares in certificated form and, if applicable, in exchange for outstanding certificates representing.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws of the Acquired Fund.

2.       VALUATION

         2.1. The value of the assets of the Acquired Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "VALUATION DATE"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Fund as in effect on the date hereof.

         2.2. The NAV of the Acquiring Fund shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

         2.3. All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Fund.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be September __, 2001, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

         3.2. Portfolio securities shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Fund for examination no later than three business days preceding the Valuation Date. The Acquiring Fund may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Fund or the acquisition of such securities by the Acquiring Fund would violate the investment policies and restrictions of the Acquired Fund and the Acquiring Fund. The portfolio securities, cash and due bills shall be delivered by the Acquired Fund to BBH as custodian for the Acquiring Fund for the account of the Acquiring Fund at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds or transferred to an account of the Acquiring Fund specified by the Acquiring Fund.

         3.3. BBH, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.4. In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2001, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

         3.5. The Acquired Fund shall deliver to the Acquiring Fund at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Fund as being an accurate record of the information (i) provided by Acquired Fund Shareholders or (ii) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers.

         3.6. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       LIQUIDATION AND TERMINATION OF ACQUIRED FUND

         4.1. As soon as practicable after the Closing, the Acquired Fund shall liquidate and distribute pro rata to the Acquired Fund Shareholders the Acquiring Fund Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records in the names of Acquired Fund Shareholders as delivered to the Acquiring Fund prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Fund Shareholder in the Acquiring Fund Shares of the corresponding Class held by the Acquired Fund Shareholder at the time of the Closing.

         4.2. In connection with such liquidating distributions, (a) the Acquiring Fund shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Fund shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Fund, acting reasonably, shall be made to restrict the further transfer of the Acquired Fund's shares.

         4.3. As soon as practicable after the liquidation of the Acquired Fund, the Acquired Fund shall terminate its existence as a business trust under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of the Acquired Fund.

5.       REPRESENTATIONS AND WARRANTIES

         5.1. The Acquired Fund represents and warrants to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

                  (a) The Acquired Fund is a business trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Acquired Fund as now being conducted;

                  (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "COMMISSION") as an investment company under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT") is in full force and effect;

                  (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which it is a party or by which its assets are bound;

                  (d) Except as included in the calculation of NAV on the Valuation Date, the Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund on or prior to the Closing Date;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

                  (f) The statement of assets and liabilities of the Acquired Fund as of October 31, 2000 has been audited by Arthur Andersen LLP, independent certified public accountants, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Fund as of such date; except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date;

                  (g) Since October 31, 2000, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

                  (h) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquired Fund has not taken any action which has caused or will cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund has not been notified that any tax return or other filing of the Acquired Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

                           (A) Within the times and in the manner prescribed by law, the Acquired Fund has filed all federal, state and local tax returns, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it and which are required to be filed;

                           (B) The Acquired Fund has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due;

                           (C) All tax returns filed by the Acquired Fund constitute complete and accurate reports of the respective tax liabilities of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all items required to be included or reflected in such returns except for such instances of misreporting with respect to which, individually or in the aggregate, the Acquired Fund is not required to notify any shareholder;

                           (D) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

                           (E) The Acquired Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

                  (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Fund's knowledge, all of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

                  (j) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

                  (k) The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (l) Any information furnished by the Acquired Fund for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

                  (m) The proxy statement to be included in the Acquiring Fund's Registration Statement on Form N-14 attached hereto as Annex A (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Fund or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

                  (o) To the Acquired Fund's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

                  (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

                  (q) The prospectus of the Acquired Fund dated March 1, 2001, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

                  (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
Section 8.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

         5.2. The Acquiring Fund represents and warrants to the Acquired Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

                  (a) The Acquiring Fund is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

                  (c) The prospectus and statement of additional information of the Acquiring Fund included in the Acquiring Fund's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (d) The Acquiring Fund is not, and its execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or By-Laws or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which it is a party or by which its assets are bound;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

                  (f) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable; the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

                  (h) The information to be furnished by the Acquiring Fund for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

                  (i) The Acquiring Fund is a qualified institutional buyer as defined in Rule 144A under the Securities Act;

                  (j) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

                  (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Fund has not taken any action which has caused or will cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund has not been notified that any tax return or other filing of the Acquiring Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

                           (A) Within the times and in the manner prescribed by law, the Acquiring Fund has filed all federal, state and local tax returns, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it and which are required to be filed;

                           (B) The Acquiring Fund has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due;

                           (C) All tax returns filed by the Acquiring Fund constitute complete and accurate reports of the respective tax liabilities of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all items required to be included or reflected in such returns except for such instances of misreporting with respect to which, individually or in the aggregate, the Acquiring Fund is not required to notify any shareholder;

                           (D) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

                           (E) The Acquiring Fund has not been notified that any examinations of the federal, state, local or foreign tax return of the Acquiring Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

                  (l) Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Fund's registration statement;

                  (m) The Acquiring Fund Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Fund then in effect and qualified for sale under the applicable state securities laws;

                  (n) The Acquiring Fund Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Fund's Registration Statement on Form N-14. On the Closing Date, the Acquiring Fund shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Fund Shares; and

                  o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
Section 7.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

6.       COVENANTS OF EACH OF THE PARTIES

         6.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

         6.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Acquired Fund and the Acquiring Fund will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

         6.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         6.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

         6.5. Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.6 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the Reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

         6.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Fund's Treasurer or any Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

         6.8. The Acquired Fund shall provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Fund's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         6.9. The Acquired Fund shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

         7.1. All representations and warranties made in this Agreement by the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President, Executive Vice President, Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate substantially in the form attached to this Agreement as ANNEX B concerning certain tax-related matters with respect to the Acquiring Fund.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1. All representations and warranties made in this Agreement by the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         8.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Fund's Treasurer or any Assistant Treasurer;

         8.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

         8.4 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as ANNEX C concerning certain tax-related matters with respect to the Acquired Fund.

9.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of each of the Acquired Fund's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

         9.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

         9.4. The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

         9.5. The parties shall have received a favorable opinion of Hale and Dorr LLP, addressed to the Acquiring Fund and the Acquired Fund and satisfactory to the Acquiring Fund and the Acquired Fund, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code.,

10.      BROKERAGE FEES AND EXPENSES

         10.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2. The parties have been informed by Pioneer Investment Management, Inc. that it will pay all expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

         11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.      TERMINATION

         12.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Fund and the Acquiring Fund;
(b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         12.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but, except as provided in Section 10, each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by hand, prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

15.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         15.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.5 It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Acquiring Fund and the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Executive Vice President and attested by its Secretary or Assistant Secretary.

Attested                            PIONEER INDO-ASIA FUND



By:  __________________________     By:  __________________________
Name:  Joseph P. Barri                      Name:
Title:  Secretary                           Title:


Attest:                                              PIONEER EMERGING MARKETS
                                                     FUND

By:  _________________________      By:__________________________
Name:  Joseph P. Barri                      Name:
Title:  Secretary                           Title:

                                   EXHIBIT B


EXCERPTS FROM INDO-ASIA FUND'S OCTOBER 31, 2000 ANNUAL REPORT

PIONEER INDO-ASIA FUND
INVESTMENT RETURNS (CLASS A SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.

AVERAGE ANNUAL TOTAL RETURNS
(as of October 31, 2000)

PERIOD                         NET ASSET VALUE      PUBLIC OFFERING PRICE*
Life of Fund (6/23/94)                  -3.13%                      -4.02%
5 Years                                  2.06%                       0.85%
1 Year                                 -15.11%                     -19.97%
*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000+
Pioneer Indo Asia Fund: $7,702*
MSCI All-Country Asia Free (Ex-Japan) Index: $7,018

[plot points:

 DATE                                        TOTAL VALUE
   6/30/94                                              9425         10000
   10/31/94                                             9246         11312
   4/30/95                                              7538          9604
   10/31/95                                             6955         10166
   4/30/96                                              8252         11853
   10/31/96                                             5690         10993
   4/30/97                                              6084         10976
   10/31/97                                             5863          7638
   4/30/98                                              5797          6816
   10/31/98                                             5157          5725
   4/30/99                                              7686          8072
   10/31/99                                             9073          8785
   4/30/00                                             10592          9420
   10/31/00                                             7702          7018]

PIONEER INDO-ASIA FUND
INVESTMENT RETURNS (CLASS B SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of October 31, 2000)

PERIOD                                 IF HELD                IF REDEEMED*
Life of Fund (6/23/94)                  -3.87%                      -3.87%
5 Years                                  1.28%                       1.09%
1 Year                                 -15.82%                     -19.19%
*Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000+
Pioneer Indo Asia Fund: $7,778*
MSCI All-Country Asia Free (Ex-Japan) Index: $7,018

[plot points:

 DATE                                                  TOTAL VALUE
   6/30/94                                             10000         10000
   10/31/94                                             9783         11312
   4/30/95                                              7944          9604
   10/31/95                                             7300         10166
   4/30/96                                              8640         11853
   10/31/96                                             5917         10993
   4/30/97                                              6308         10976
   10/31/97                                             6056          7638
   4/30/98                                              5977          6816
   10/31/98                                             5290          5725
   4/30/99                                              7866          8072
   10/31/99                                             9240          8785
   4/30/00                                             10754          9420
   10/31/00                                             7778          7018]

PIONEER INDO-ASIA FUND
INVESTMENT RETURNS (CLASS C SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of October 31, 2000)

PERIOD                                 IF HELD                IF REDEEMED*
Life of Fund (1/31/96)                   2.53%                       2.53%
5 Years                                 -2.77%                      -2.77%
1 Year                                 -15.81%                     -15.81%
*Assumes reinvestment of distributions. The 1% contingent deferred sales charge
(CDSC) applies to investments sold within one year of purchase.

GROWTH OF $10,000
Pioneer Indo Asia Fund: $11,261*
MSCI All-Country Asia Free (Ex-Japan) Index: $6,246

[plot points:

DATE                                        TOTAL VALUE
   1/31/96                                             10000         10000
   4/30/96                                             12548         10549
   7/31/96                                             10611          9517
   10/31/96                                             8624          9784
   1/31/97                                              8739         10421
   4/30/97                                              9197          9768
   7/31/97                                             10433         10672
   10/31/97                                             8828          6798
   1/31/98                                              7019          5568
   4/30/98                                              8713          6067
   7/31/98                                              7045          4448
   10/31/98                                             7682          5095
   1/31/99                                              8586          5532
   4/30/99                                             11376          7184
   7/31/99                                             13656          7949
   10/31/99                                            13376          7819
   1/31/00                                             17529          9211
   4/30/00                                             15567          8384
   7/31/00                                             14331          7714
   10/31/00                                            11261          6246]

Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+Index comparison begins 6/30/94 for Class A and Class B shares. The Morgan Stanley Capital International (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INDO-ASIA FUND
PORTFOLIO MANAGEMENT DISCUSSION 10/31/00

         For the fiscal year ended October 31, 2000, Pioneer Indo-Asia Fund's Class A, B and C shares delivered total returns at net asset value of -15.11%, -15.82% and -15.81% respectively. This performance surpasses the -21.11% return for the MSCI All-Country Asia Free (ex- Japan) Index for the same period.

         In the following discussion, the portfolio management team of Mark Madden, Manish Modi and Paul Cloonan address the factors impacting the Fund's performance and the outlook for the Asian markets (excluding Japan).

         Q: What is your investment strategy?

         A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well-positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various Asian countries, sectors and companies while emphasizing stocks that are attractively valued.

         Q: What factors influenced the performance of the Asian equity markets in the year ended October 31, 2000?

         A: Despite the continued improvement in most Asian economies, Asian equity markets experienced dramatic corrections this year due to a number of factors. Most significant among these factors were the concerns related to rising interest rates and slowing growth in the United States. These concerns, along with rising oil prices, contributed to global equity market weakness. Asian equity markets reacted negatively to the potential for a slowdown in exports caused by weaker demand from the United States and Europe. Political uncertainty also contributed to equity market weakness in some Asian countries as elections approached or new leadership assumed power.

         We believe that Asian equity markets already reflect these risks and that prices of many stocks have reached attractively low levels. In some cases, valuations have approached those last seen during the worst of the Asian crisis in 1998. In our view, this market reaction is an opportunity to buy stocks at undervalued prices. We believe that the market is not properly reflecting the substantial improvements in many Asian companies, economies and financial systems that have been made since 1998. The structural and cyclical improvements that have occurred in the last two years have reduced many of the risks of investing in Asia while the prospects for growth have improved. We are, therefore, optimistic that performance of the Asian equity markets will improve.

         Q: How are the Asian economies performing this year?

         A: All of the major countries in Asia returned to positive growth in 1999 after experiencing very difficult economic conditions during the Asian crisis of 1997-98. The economic recovery is continuing this year. South Korea, China, Taiwan, India, Malaysia and Singapore are showing the strongest economic activity with growth rates expected to be more than 6% this year. We expect the positive growth trends to continue next year, as we expect that Asia (excluding Japan) once again will become one of the fastest growing regions in the world. In addition to strong growth, inflation and interest rates in Asia are relatively low, providing a good environment for equity investing.

         Today, Asian economies are counter-cyclical to the U.S. economy. While the current 10-year expansion of the U.S. economy may be losing momentum, Asian economies are entering their second year of recovery from the recession that was brought on by the Asian currency crisis of 1997-98. Consumer demand has been depressed for the last few years and should recover in the years ahead. In addition, Asia's favorable demographics with its young and growing populations, high savings rates, improved manufacturing expertise and strengthened financial systems provide a good foundation for economic growth and attractive investment opportunities over the next few years.

         Q: What is your outlook?

         A: The leading indicators show that the U.S. economy is beginning to decelerate, which should take pressure off the Federal Reserve to increase interest rates. If this trend holds, Asian equity markets could benefit, as long as the slowdown in the United States is not much worse than expected. The uncertainty related to U.S. monetary policy has worked against the performance of Asian equity markets this year. As those uncertainties are resolved investors will refocus on the positive trends in Asian economies such as strong growth, stable inflation rates and relatively low interest rates. Valuation levels of Asian stocks are attractive, and the earnings outlook for Asian businesses is strong; accordingly, we are optimistic about the prospects for favorable investment performance in the coming year.

         Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.


EXCERPTS FROM INDO-ASIA FUND'S APRIL 30, 2001 SEMIANNUAL REPORT

PIONEER INDO-ASIA FUND
INVESTMENT RETURNS (CLASS A SHARES)

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.

AVERAGE ANNUAL TOTAL RETURNS
(as of April 30, 2001)

PERIOD                         NET ASSET VALUE      PUBLIC OFFERING PRICE*
Life of Fund (6/23/94)                  -3.31%                      -4.14%
5 Years                                 -1.95%                      -3.09%
1 Year                                 -29.38%                     -33.45%
*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000+
Pioneer Indo Asia Fund: $7,480*
MSCI All-Country Asia Free (Ex-Japan) Index: $6,430

[plot points:
Date              Fund              Index
6/94              9425              10000
                  9246              11312
4/95              7538              9604
                  6955              10166
                  8252              11853
                  5690              10993
4/97              6084              10976
                  5863              7638
                  5797              6816
                  5157              5725
4/99              7686              8072
                  9073              8785
                  10592             9420
                  7735              7018
4/01              7480              6430]

PIONEER INDO-ASIA FUND
INVESTMENT RETURNS (CLASS B SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of April 30, 2001)

PERIOD                                 IF HELD                IF REDEEMED*
Life of Fund (6/23/94)                  -4.11%                      -4.11%
5 Years                                 -2.79%                      -2.98%
1 Year                                 -30.26%                     -33.05%
*Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000+
Pioneer Indo Asia Fund: $7,500*
MSCI All-Country Asia Free (Ex-Japan) Index: $6,430

[plot points:

Date              Fund              Index
6/94              10000             10000
                  9783              1312
4/95              7944              9604
                  7300              10166
                  8640              11853
                  5917              10993
4/97              6308              10976
                  6056              7638
                  5977              6816
                  5290              5725
4/99              7866              8072
                  9240              8785
                  10754             9420
                  7813              7018
4/01              7500              6430]

PIONEER INDO-ASIA FUND
INVESTMENT RETURNS (CLASS C SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of April 30, 2001)

PERIOD                                 IF HELD                IF REDEEMED*
Life of Fund (1/31/96)                   1.66%                       1.66%
1 Year                                 -29.95%                     -29.95%
*Assumes reinvestment of distributions. The 1% contingent deferred sales charge
(CDSC) applies to investments sold within one year of purchase.

GROWTH OF $10,000
Pioneer Indo Asia Fund: $10,904*
MSCI All-Country Asia Free (Ex-Japan) Index: $6,723

[plot points

Date              Fund              Index
1/96              10000             10000
                  12548             10549
                  8624              9784
4/97              9197              9768
                  8828              6798
                  8713              6067
                  7682              5095
4/99              11376             7184
                  13376             7819
                  15567             8384
                  11312             6246
4/01              10904             5723]

Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+Index comparison begins 6/30/94 for Class A and Class B shares. The Morgan Stanley Capital International (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INDO-ASIA FUND
PORTFOLIO MANAGEMENT DISCUSSION 4/30/01

         For the six months ended April 30, 2001, Pioneer Indo-Asia Fund's Class A, B and C shares delivered total returns at net asset value of -2.88%, -3.58% and -3.17%, respectively. This performance surpassed the -8.37% return for the MSCI All-Country Asia Free (excluding Japan) Index.

         In the following discussion, the portfolio management team of Mark Madden, Manish Modi and Paul Cloonan address the factors affecting the Fund's performance and the outlook for Asian markets (excluding Japan).

         Q: What factors influenced the performance of the Asian equity markets during the six months ended April 30, 2001?

         A: The last six months were extremely challenging for equity investors around the world. Fears of slowing global growth and a potential recession in the United States led to negative returns for most equity markets. The Asian (excluding Japan) region fared a bit better than many other areas of the world, partly because Asian economies are in a different cycle than the U.S. economy. Many Asian countries went through a painful recession in 1997-98. In response to the difficult economic conditions, many companies in Asia initiated restructuring to improve efficiency and to lay the foundation for a recovery in profits. In addition, Asian governments strengthened their financial systems to better deal with crises in the future. We are now in the early years of an economic recovery and the profit cycle may be turning up. In contrast, the United States appears to be in the early stages of a deceleration in economic growth and profits.

         Q: What is your general investment strategy?

         A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various Asian countries, sectors and companies while emphasizing stocks that are attractively valued.

         Q: What were some of the areas you emphasized given the investment backdrop during the six months under review?

         A: We were particularly optimistic on the prospects for China and India. The economies in these countries, we think, are poised to grow at rates faster than the rest of the region, and the stocks in these countries are attractively valued. In the last six months, our stock selection in China and Hong Kong added significantly to our performance enabling us to outpace the MSCI Asia Ex-Japan Index. China is expected to enter the World Trade Organization
(WTO) later this year. China's entry into WTO may encourage more foreign direct investment (FDI) into China and may help bolster economic growth. China now has the second highest level of FDI in the world behind the United States. We believe these continued developments in the Chinese economy provide a positive environment for our China and Hong Kong stocks.

         As for sectors, we currently favor domestic-oriented areas such as the financial, consumer and telecommunication sectors. We are less optimistic for export-oriented sectors, such as technology hardware and equipment, that are more dependent on the health of the U.S. and European economies. In the last six months, our stock selection in the financial and telecommunication sectors contributed significantly to performance while our consumer stocks detracted slightly from performance. We expect consumer stocks to show improved results later this year as economic growth in Asia is expected to remain resilient despite the slowdown in exports.

         Q: What is your outlook?

         A: We continue to be optimistic about the prospects for Asian equity markets. First, the interest rate and liquidity environment has improved dramatically from last year. Second, valuations of Asian stocks are very attractive. Finally, earnings growth potential remains strong for many Asian companies that do not depend on sales to customers in the United States. Local demand in many Asian countries is just beginning to recover after the crises of 1997-98. Thus, many of the concerns that weighed on Asian equity markets last year appear to be easing this year. The main risk relates to the health of the U.S. and world economy. If the downturn in the U.S. economy proves steeper and longer than expected, this will negatively impact the performance of global equity markets. Once it is perceived that global growth has stabilized, we believe that investors may recognize the relatively strong fundamentals in Asian economies (excluding Japan), and equity market performance may improve.

         Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.


EXCERPTS FROM EMERGING MARKETS FUND'S NOVEMBER 30, 2000 ANNUAL REPORT

PIONEER EMERGING MARKETS FUND
INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2000)

                  NET ASSET                 PUBLIC OFFERING
PERIOD            VALUE                      PRICE*
Life-of-Fund      0.66%                     -0.26%
(6/23/94)

5 Years           2.12                      0.91
1 Year            -21.59                    -26.09

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000+


                  Pioneer Emerging                    MSCI Emerging
                    Markets Fund*                    Markets Free Index

6/94               $9,425                            $10,000
11/94             $9,128                             $11,242
                  $8,743                             $9,970
                  $8,756                             $9,385
                  $10,998                            $10,780
11/96             $10,558                            $10,347
                  $12,385                            $11,616
                  $11,653                            $8,972
                  $11,302                            $8,329
11/98             $7,902                             $6,962
                  $9,798                             $8,618
                  $12,405                            $10,130
                  $13,637                            $10,150
11/00             $9,726                             $7,738

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
INVESTMENT RETURNS (CLASS B SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2000)

                           IF                        IF
PERIOD                     HELD                    REDEEMED*

Life-of-Fund               -0.11%                   -0.11%
(6/23/94)

5 Years                    1.32                      1.15

1 Year                     -22.30                    -25.41
* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000+


                           Pioneer Emerging          MSCI Emerging Markets
                           Markets Fund*             Free Index

6/94                       $10,000                   $10,000
11/94                      $9,644                    $11,242
                           $9,209                    $9,970
                           $9,199                    $9,385
                           $11,517                   $10,780
11/96                      $11,011                   $10,347
                           $12,870                   $11,616
                           $12,069                   $8,972
                           $11,659                   $8,329
11/98                      $8,112                    $6,962
                           $10,023                   $8,618
                           $12,641                   $10,130
                           $13,835                   $10,150
11/00                      $9,822                    $7,738

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
INVESTMENT RETURNS (CLASS C SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2000)

                  IF                        IF
PERIOD            HELD              REDEEMED*

Life-of-Fund      -1.67%            -1.67%
(1/31/96)

1 Year            -22.03            -22.03
* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

GROWTH OF $10,000+

                          Pioneer Emerging   MSCI Emerging Markets
                                 Markets Fund*         Free Index

                   1/96             $10,000              $10,000
                                    $10,008               $9,841
                                    $10,855              $10,268
                                    $10,234               $9,872
                                    $10,386               $9,855
                   2/97             $11,746              $11,027
                                    $12,131              $11,064
                                    $12,281              $10,325
                                    $11,384               $8,546
                                    $11,796               $8,908
                   5/98             $10,997               $7,934
                                     $6,966               $5,209
                                     $7,633               $6,631
                                     $7,480               $6,492
                                     $9,390               $8,209
                   8/99              $9,670               $8,973
                                    $11,824               $9,649
                                    $16,825              $11,086
                                    $12,932               $9,668
                                    $12,914               $9,540
                  11/00              $9,219               $7,370

+ Index comparison begins January 31, 1996. The MSCI Emerging Markets Free
  Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
INVESTMENT RETURNS (CLASS Y SHARES)

AVERAGE ANNUAL TOTAL RETURNS
(as of November 30, 2000)

AVERAGE ANNUAL TOTAL RETURNS*
 (As of November 30, 2000)

                  IF                IF
PERIOD            HELD              REDEEMED

Life-of-Fund      -9.45%            -9.45%
(4/9/98)

1 Year            -21.16            -21.16

* Assumes reinvestment of distributions.

GROWTH OF $10,000+

                          Pioneer Emerging     MSCI Emerging Markets
                                   Markets Fund*           Free Index

              4/1998                  $10,000                $10,000
                                       $8,759                 $8,630
              8/1998                   $5,578                 $5,666
                                       $6,155                 $7,213
                                       $6,065                 $7,062
              5/1999                   $7,658                 $8,929
                                       $7,915                 $9,760
                                       $9,730                $10,495
              2/2000                  $13,889                $12,058
                                      $10,725                $10,516
                                      $10,739                $10,377
             11/2000                   $7,672                 $8,017

+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
PORTFOLIO MANAGEMENT DISCUSSION 10/31/00

For the fiscal year ended November 30, 2000, Pioneer Emerging Markets Fund's Class A, B, C and Y shares delivered total returns at net asset value of -21.59%, -22.30%, -22.03% and -21.16, respectively. This performance surpassed the -24.92% return for the MSCI Emerging Markets Free Index for the same period while lagging the -20.76 average return posted by emerging market funds tracked by Lipper Inc. (Lipper is an independent mutual fund monitor).

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets Fund, addresses the factors impacting the Fund's performance and the outlook for the emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE YEAR ENDED NOVEMBER 30, 2000?

A: Despite the continued improvement in many developing economies, emerging equity markets fell this year for a number of reasons. Most significant were the concerns about rising interest rates and slowing growth in the United States, which, along with rising oil prices, contributed to global equity market weakness. Political uncertainty also contributed to equity market weakness in some countries as elections approached or new leadership assumed power. In Russia, Vladmir Putin, an obscure intelligence official, managed to win the election to succeed Boris Yeltsin, but his political agenda and his economic instincts remained vague and contradictory. In Mexico, meanwhile, former Coca-Cola executive Vincente Fox, the first opposition candidate to win the presidency in seven decades, outlined an ambitious program of reforms but his ability to implement them was far from certain.

   We believe that the emerging markets are oversold and already reflect many of these risks and that prices of many stocks have reached attractive levels. In Asia, valuations in some cases have approached those last seen during the worst of the Asian crisis in 1998. In our view, this market reaction is an opportunity to buy stocks at undervalued prices. We believe that the market does not properly reflect the substantial progress we have observed during the last two years in many emerging market companies, economies and financial systems.
   Banking and corporate sector reforms in Asia, in particular, have reduced many of the risks of investing in those markets while the long-term prospects for growth have improved.


Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that identifies companies with strong long-term prospects, proven managerial teams and attractive valuations. We look for companies that are well positioned in industries with strong long-term growth potential. We are also careful to manage the risk of investing in these markets by careful diversification of the portfolio across countries and industrial sectors.

Q: WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE EMERGING MARKETS?

A: We are cautious in our view of the sustainability of strong demand in the U.S. economy. We believe that U.S. imports of electronic equipment, autos and other goods will slow in the near term, and so we have reduced our exposure to companies that derive significant revenues from U.S. sales. We believe there are better opportunities available in companies that derive revenues from the domestic economy of their home country. In Asia, for example, local demand in many countries is just beginning to recover after the crises of 1997-98. Moreover, while profit margins may have peaked in the United States, we are looking for improvement in profit margins and earnings of Asian companies in the financial, consumer and telecommunication sectors.

   In Eastern Europe, a slowing German economy has hurt, but Poland, Hungary and the Czech Republic look attractive as their economies continue to introduce the market reforms that we believe will place them next in line for admission to the European Union.

   In all markets, we continue to find companies that benefit from a global trend toward outsourcing. Increasingly, multinational corporations in the United States and Europe are shifting production and services to firms in developing countries to reduce costs and improve efficiency. While this practice is already well entrenched in Mexico's MAQUILADORA, the assemblers of inexpensive consumer goods along the U.S. border, the trend is expanding in Asia and Eastern Europe. Outsourcing opportunities are also cutting across industry lines to more sophisticated products such as pharmaceuticals, software services, semiconductors and customer service calling centers.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?


A: The leading indicators show that the U.S. economy is beginning to decelerate, which may enable the Federal Reserve to maintain a less restrictive monetary policy and perhaps reduce interest rates. This could be a positive development for domestic consumption in many emerging markets. In 2000, global investors became increasingly risk averse as fears mounted over inflation, interest rates, oil prices and growth prospects in the developed world. We believe that many of these uncertainties will ease next year, and investors will focus once again on the positive trends in emerging markets: strong growth, stable inflation rates and, in many cases, corporate restructuring. Emerging market valuations are low and earnings prospects have improved in the past year, which leaves us optimistic about the months ahead.

INVESTING IN EMERGING MARKETS CARRIES ITS OWN SET OF RISKS, INCLUDING BUT NOT LIMITED TO, CURRENCY FLUCTUATIONS AND SOCIAL AND ECONOMIC INSTABILITY. HOWEVER, WE FEEL CONFIDENT THAT THE LONG-TERM PROSPECTS INVITE SERIOUS CONSIDERATION.


EXCERPTS FROM EMERGING MARKETS FUND'S MAY 31, 2001 SEMIANNUAL REPORT

[Will be provided when it becomes available]

(Investment Company Act file no. 811-08448)



                                 FORM OF PROXY


-----------------------------------------------------   -------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                                                        PIONEER INDO-ASIA FUND

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
         P.O. Box 9126                                  TO BE HELD SEPTEMBER 18, 2001
         Hingham, MA 02043-9126                         VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                                               -----------------------
                                                        TOUCH-TONE VOTING: 1-888-221-0697
------------------------------------------------------- -----------------------------------------------------


            [CONTROL NUMBER] [TRIANGLE] PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING [TRIANGLE]



PIONEER INDO-ASIA FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on September 18, 2001, at 2:30 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



                                             Date _______________________, 2001

                              NOTE: In signing, please write name(s) exactly as

                                                        Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                            IN THE ENCLOSED ENVELOPE.

                    [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:


PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                FOR              AGAINST                ABSTAIN



1. To approve an Agreement and Plan of Reorganization between your fund and Pioneer Emerging Markets Fund. Under this Agreement your fund would transfer all of its assets to Emerging Markets Fund in exchange for shares of Emerging Markets Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Emerging Markets Fund would also assume your fund's liabilities.



                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD


[DEALER CORRESPONDENCE]

IMPORTANT INFORMATION ABOUT PIONEER FAMILY OF INTERNATIONAL FUNDS

June 2001




Deepening and broadening our product lines for you and your clients are two of many important enhancements underway at Pioneer. Our newly expanded organization overseas greatly enhances our ability to accomplish new product implementations. It also allows us to effectively leverage our global research and investment expertise. Outlined below are changes approved for three of our international funds by the Trustees in their May meeting.

PIONEER INTERNATIONAL GROWTH FUND NAME CHANGE TO PIONEER INTERNATIONAL VALUE
FUND:
o Pioneer International Growth Fund will change its name to Pioneer International Value Fund effective July 30, 2001, to better reflect the Fund's investment style. o This change will better distinguish the Fund within Pioneer's international equity fund offerings.

PIONEER WORLD EQUITY FUND NAME CHANGE TO PIONEER INTERNATIONAL EQUITY FUND: o The name change will be effective July 30, 2001.

o The Fund will transition from a global fund investing in both U.S. and non-U.S. issuers, to an international fund primarily focused on developed markets outside the U.S. Its makeup will complement Pioneer International Value Fund. o The transition of this fund to a more pure international objective should prove advantageous to financial advisors who want to fine tune their clients' international exposure.

PIONEER INDO-ASIA FUND TAX-FREE REORGANIZATION INTO PIONEER EMERGING MARKETS
FUNd:

o Pioneer Indo-Asia Fund will be reorganized into Pioneer Emerging Markets Fund effective on or after September 28, 2001, pending approval by Pioneer Indo-Asia Fund shareowners. o The fund will be closed to new investors effective June 30, 2001.

o Pioneer believes this will be a positive change for shareowners seeking international exposure, as well as for advisors counseling new and prospective clients on portfolio diversification and the benefits of a multi-regional emerging markets strategy.

You may view your book of business - sorted by clients or funds - on Pioneer's Investment Professionals Web site, PIONEERFUNDS.COM. Call our Customer Service Representatives at 1-800-225-6292 Monday through Friday, between 8 a.m. and 9 p.m. Eastern time, to establish a password. Also enclosed in this letter are prospectus supplements and shareowner notices that your clients will receive.

Strengthening and expanding our international product line is a natural extension of Pioneer's many years of experience in international investing. We look forward to doing business with you as we initiate these and other product enhancements.



Pioneer Funds Distributor, Inc.

---------------------------------------------------------------------------------------------------------------------
                      Pioneer Family of International Funds

---------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------- ----------------------- ----------------------- -----------------
                                INTERNATIONAL          EMERGING MARKETS            REGIONAL          GLOBAL SECTORS

--------------------------- ----------------------- ----------------------- ----------------------- -----------------
--------------------------- ----------------------- ----------------------- ----------------------- -----------------
PIONEER MUTUAL FUND         Pioneer International      Pioneer Emerging      Pioneer Europe Fund     Pioneer Global
--------------------------- ----------------------- ----------------------- ----------------------- -----------------
--------------------------- ----------------------- ----------------------- ----------------------- -----------------
WHERE WE INVEST              Anywhere outside the   In developing markets       Within a major          Within a
                                     U.S.              around the world       geographic region     sector anywhere
                                                                                                    around the world
--------------------------- ----------------------- ----------------------- ----------------------- -----------------
--------------------------- -----------------------------------------------------------------------------------------

--------------------------- -----------------------------------------------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------
                                                                DIVERSIFICATION

--------------------------- -----------------------------------------------------------------------------------------

Investments outside the U.S. are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation and periods of illiquidity. Emerging markets have certain risks beyond those associated with developed countries. Investments in lower-rated bonds may be more volatile and less liquid than more highly rated bonds. For more information on any Pioneer fund, please request a prospectus from pioneerfunds.com. Investors should read it carefully before investing.

(c) Pioneer Funds Distributor, Inc.





                         PIONEER EMERGING MARKETS FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                              July 30, 2001


This statement of additional information is not a prospectus. It should be read in conjunction with the related prospectus (also dated July 30, 2001) which covers Class A, Class B and Class C shares of beneficial interest of Pioneer Emerging Markets Fund ("Emerging Markets Fund") to be issued in exchange for all of the net assets of Pioneer Indo-Asia Fund ("Indo-Asia Fund"). Please read this statement of additional information carefully and retain it for further reference.

A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to Emerging Markets Fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the Emerging Markets Fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com.

                                TABLE OF CONTENTS

INTRODUCTION

ADDITIONAL INFORMATION ABOUT INDO-ASIA FUND

Fund History

Description of Indo-Asia Fund and Its Investments and Risks
Management of Indo-Asia Fund
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock and Other Securities
Purchase, Redemption and Pricing of Indo-Asia Fund Shares
Taxation of Indo-Asia Fund
Principal Underwriter
Calculation of Performance Data
Financial Statements

ADDITIONAL INFORMATION ABOUT EMERGING MARKETS FUND

Fund History

Description of Emerging Markets Fund and Its Investments and Risks Management of Emerging Markets Fund
Control Persons and Principal Holders of Emerging Markets Fund Shares Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock and Other Securities
Purchase, Redemption and Pricing of Emerging Markets Fund Shares
Taxation of Emerging Markets Fund
Principal Underwriter
Calculation of Performance Data
Financial Statements

                                    EXHIBITS

                  A Statement of Additional Information, dated March 1, 2001, of Pioneer Indo-Asia Fund.

                  B Statement of Additional Information, dated April 2, 2001, of Pioneer Emerging Markets Fund.


                  C Audited Financial Statements of Pioneer Indo-Asia Fund as of October 31, 2000 and unaudited semiannual report dated April 30, 2000.


                  D Audited Financial Statements of Pioneer Emerging Markets Fund as of November 30, 2000.

                  E Pro Forma Combined Financial Statements at November 30, 2000 and for the 12 months ended December 31, 2000 of Pioneer Indo-Asia Fund and Pioneer Emerging Markets Fund.

                                  INTRODUCTION


This statement of additional information is intended to supplement the information provided in a proxy statement and prospectus dated July 30, 2001 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the shareholders of Indo-Asia Fund in connection with the solicitation by the management of Indo-Asia Fund of proxies to be voted at the Meeting of Shareholders of Indo-Asia Fund to be held on September 18, 2001. This statement of additional information includes the statements of additional information, dated March 1, 2001, of Indo-Asia Fund (the "Indo-Asia Fund SAI") and dated April 2, 2001, of Emerging Markets Fund (the "Emerging Markets Fund SAI").


                   ADDITIONAL INFORMATION ABOUT INDO-ASIA FUND

FUND HISTORY

For additional information about Indo-Asia Fund generally and its history, see "Fund History" and "Description of Shares" in the Indo-Asia Fund SAI.

DESCRIPTION OF INDO-ASIA FUND AND ITS INVESTMENTS AND RISKS

For additional information about Indo-Asia Fund's investment objective and policies, see "Investment Policies, Risks and Restrictions" in the Indo-Asia Fund SAI.

MANAGEMENT OF INDO-ASIA FUND

For additional information about Indo-Asia Fund's Board of Trustees, officers and management personnel, see "Management of the Fund" and "Investment Adviser" in the Indo-Asia Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For additional information about Indo-Asia Fund's investment adviser, custodian and independent accountants, see "Investment Adviser," "Principal Underwriter and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Public Accountants" in the Indo-Asia Fund SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For additional information about Indo-Asia Fund's brokerage allocation practices, see "Portfolio Transactions" in the Indo-Asia Fund SAI.

CAPITAL STOCK AND OTHER SECURITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of Indo-Asia Fund, see "Description of Shares" in the Indo-Asia Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF INDO-ASIA FUND SHARES

For additional information about the purchase, redemption and pricing of Indo-Asia Fund shares, see "Sales Charges," "Redeeming Shares," "Telephone Transactions" and "Pricing of Shares" in the Indo-Asia Fund SAI.

TAXATION OF INDO-ASIA FUND

For additional information about the tax status of Indo-Asia Fund, see "Tax Status" in the Indo-Asia Fund SAI.

PRINCIPAL UNDERWRITER

For additional information about Indo-Asia Fund's principal underwriter and the distribution contract between the principal underwriter and Indo-Asia Fund, see "Principal Underwriter and Distribution Plans" in the Indo-Asia Fund SAI.

CALCULATION OF PERFORMANCE DATA

For additional information about the investment performance of Indo-Asia Fund, see "Investment Results" in the Indo-Asia Fund SAI.

FINANCIAL STATEMENTS

Audited financial statements of Indo-Asia Fund as at October 31, 2000 and April 30, 2000 are attached as Exhibit C.

               ADDITIONAL INFORMATION ABOUT EMERGING MARKETS FUND

FUND HISTORY

For additional information about Emerging Markets Fund generally and its history, see "Fund History" and "Description of Shares" in the Emerging Markets Fund SAI.

DESCRIPTION OF EMERGING MARKETS FUND AND ITS INVESTMENTS AND RISKS

For additional information about Emerging Markets Fund's investment objective, policies and restrictions see "Investment Objective, Risks and Policies" in the Emerging Markets Fund SAI.

MANAGEMENT OF EMERGING MARKETS FUND

For additional information about Emerging Markets Fund's Board of Trustees, officers and management personnel, see "Management of the Fund" and "Investment Adviser" in the Emerging Markets Fund SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF EMERGING MARKETS FUND SHARES

For additional information about control persons of Emerging Markets Fund and principal holders of shares of Emerging Markets Fund see "Management of the Fund" in the Emerging Markets Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For additional information about Emerging Markets Fund's investment adviser, custodian and independent accountants, see "Investment Adviser," "Principal Underwriter and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Public Accountants" in the Emerging Markets Fund SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For additional information about Emerging Markets Fund's brokerage allocation practices, see "Portfolio Transactions" in the Emerging Markets Fund SAI.

CAPITAL STOCK AND OTHER SECURITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of Emerging Markets Fund, see "Description of Shares" in the Emerging Markets Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF EMERGING MARKETS FUND SHARES

For additional information about the purchase, redemption and pricing of Emerging Markets Fund shares, see "Sales Charges," "Redeeming Shares," "Telephone Transactions" and "Pricing of Shares" in the Emerging Markets Fund SAI.

TAXATION OF EMERGING MARKETS FUND

For additional information about the tax status of Emerging Markets Fund, see "Tax Status" in the Emerging Markets Fund SAI.

PRINCIPAL UNDERWRITER

For additional information about Emerging Markets Fund's principal underwriter and the distribution contract between the principal underwriter and Emerging Markets Fund, see "Principal Underwriter and Distribution Plans" in the Emerging Markets Fund SAI.

CALCULATION OF PERFORMANCE DATA

For additional information about the investment performance of Emerging Markets Fund, see "Investment Results" in the Emerging Markets Fund SAI.

FINANCIAL STATEMENTS

Audited financial statements of Emerging Markets Fund at November 30, 2000 are attached as e. Pro Forma Combined Financial Statement at November 30,
2000 and for the 12 months ended December 31, 2000 for Emerging Markets Fund as though a reorganization had occurred on January 1, 2001 are attached as Exhibit E.

                                   EXHIBIT A


                             PIONEER INDO-ASIA FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES

                                  MARCH 1, 2001



This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus, dated March 1, 2001, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended October 31, 2000 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----
1.   Fund History....................................................................................2
2.   Investment Policies, Risks and Restrictions.....................................................2
3.   Management of the Fund.........................................................................19
4.   Investment Adviser.............................................................................23
5.   Principal Underwriter and Distribution Plans...................................................25
6.   Shareholder Servicing/Transfer Agent...........................................................30
7.   Custodian......................................................................................30
8.   Independent Public Accountants.................................................................30
9.   Portfolio Transactions.........................................................................30
10.  Description of Shares..........................................................................31
11.  Sales Charges..................................................................................33
12.  Redeeming Shares...............................................................................37
13.  Telephone Transactions.........................................................................38
14.  Pricing of Shares..............................................................................39
15.  Tax Status.....................................................................................40
16.  Investment Results.............................................................................45
17.  Financial Statements...........................................................................47
18.  Appendix A - Annual Fee, Expense and Other Information.........................................48
19.  Appendix B - Description of Short-Term Debt, Corporate Bond and Preferred Stock Ratings........51
20.  Appendix C - Performance Statistics............................................................57
21.  Appendix D - Other Pioneer Information.........................................................75

1.       FUND HISTORY

The fund is a diversified open-end management investment company organized as a Delaware business trust on April 4, 1994. Prior to October 1, 1998, the fund's name was "Pioneer India Fund" and primarily invested its assets in securities of Indian issuers.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS


Under normal circumstances, at least 65% of the fund's total assets are invested in equity securities of companies in Asia and the Indian Subcontinent. For purposes of the fund's investment policies, Indo-Asian countries include Australia, Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Mongolia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand, as well as any other country in Asia (other than Japan) to the extent that foreign investors are now or in the future permitted by applicable law to make such investments. Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, allocates the fund's investments among these countries based upon Pioneer's views of the relative attractiveness of the Indo-Asian markets and particular issuers.


ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


INVESTMENTS IN INITIAL PUBLIC OFFERINGS



To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.



DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks which are not present when investing in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix B for a description of rating categories. The fund may invest in convertible debt securities rated "D" or better.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.



The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.


Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

RISKS OF NON-U.S. INVESTMENTS


Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. or other developed markets. Indo-Asian countries are generally considered to have emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.



The fund may invest more than 25% of its total assets in the securities of issuers located in a single country. The risks associated with investing in non-U.S. issuers are heightened to the extent the fund invests a substantial portion of its assets in any one Indo-Asian country.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.


ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.



Certain Indo-Asian countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.


Economies in individual Indo-Asian countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Indo-Asian countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.



Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.



Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because the fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the fund's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the fund. Even if the fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the fund's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.


INVESTMENTS IN DEPOSITARY RECEIPTS. The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.


ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS


The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.



SHORT SALES AGAINST THE BOX



The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.



If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.


ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets. See "Asset Segregation."


PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transactions costs which must be borne by the fund and its shareholders. See Appendix A for the fund's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of theInternal Revenue Codeof 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


WARRANTS AND STOCK PURCHASE RIGHTS


The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.


The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.



As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.


PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 5% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS

The fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2) and (6), during the current fiscal year.


FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:


(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (5) and (6) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the fund's policies, and the pledge, mortgage or hypothecation of the fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements, in all cases in amounts not to exceed 33 1/3% of the fund's total assets (including the amount borrowed) taken at market value.

(3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

(4) Purchase or sell real estate, except that the fund may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

(5) Make loans, except by purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

(6) Invest in commodities or commodity contracts, except that the fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.


It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's net assets. The fund's policy does not apply to investments in U.S. Government securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders. The fund may not:


(1) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

(2) Invest for the purpose of exercising control over or management of any company.

3.   MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB:
JUNE 1926


Director-Deputy Chairman of Pioneer Global Asset Management S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer and Pioneer Global Funds Distributor, Ltd.; President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc; and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).


MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016

President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation (industrial identification and specialty coated material products manufacturer); Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds.


RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926

BOSTON UNIVERSITY HEALTHCARE ENTREPRENEURSHIP PROGRAM, 53 BAY STATE ROAD, BOSTON, MA 02215
Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650

Founding Director, The Winthrop Group, Inc. (consulting firm); and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.


DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944

Chief Executive Officer-Pioneer US of PGAM; Director, Chief Executive Officer and President of PIM-USA; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of Pioneer; Director of Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and PIntl; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.


STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004

Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; and Trustee of all of the Pioneer mutual funds.


JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401

President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds.


JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946

Corporate Secretary of PIM-USA and most of its subsidiaries until October 2000; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.



VINCENT NAVE, TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting and Custody Services of PIM-USA (Manager from September 1996 to February 1999); and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer from June 1999 to November 2000).

LUIS I. PRESUTTI, ASSISTANT TREASURER, DOB: APRIL 1965
Assistant Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.



JOHN F. DALY III, ASSISTANT TREASURER, DOB: AUGUST 1965
Global Custody and Settlement Division Manager of PIM-USA; and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.



DOROTHY E. BOURASSA, ASSISTANT SECRETARY, DOB: JANUARY 1948
Senior Vice President-Legal and Secretary of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.


The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


All of the outstanding capital stock of PFD, Pioneer and PIMSS is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.


                                                        INVESTMENT                PRINCIPAL
FUND NAME                                               ADVISER                   UNDERWRITER
Pioneer International Growth Fund                       Pioneer                   PFD
Pioneer Europe Fund                                     Pioneer                   PFD
Pioneer World Equity Fund                               Pioneer                   PFD
Pioneer Emerging Markets Fund                           Pioneer                   PFD
Pioneer Indo-Asia Fund                                  Pioneer                   PFD
Pioneer Mid-Cap Value Fund                              Pioneer                   PFD
Pioneer Mid-Cap Fund                                    Pioneer                   PFD
Pioneer Growth Shares                                   Pioneer                   PFD

                                                        INVESTMENT                PRINCIPAL
FUND NAME                                               ADVISER                   UNDERWRITER
Pioneer Small Company Fund                              Pioneer                   PFD
Pioneer Independence Fund                               Pioneer                   Note 1
Pioneer Micro-Cap Fund                                  Pioneer                   PFD
Pioneer Balanced Fund                                   Pioneer                   PFD
Pioneer Equity-Income Fund                              Pioneer                   PFD
Pioneer Fund                                            Pioneer                   PFD
Pioneer II                                              Pioneer                   PFD
Pioneer Real Estate Shares                              Pioneer                   PFD
Pioneer Limited Maturity Bond Fund                      Pioneer                   PFD
Pioneer America Income Trust                            Pioneer                   PFD
Pioneer Bond Fund                                       Pioneer                   PFD
Pioneer Tax-Free Income Fund                            Pioneer                   PFD
Pioneer Cash Reserves Fund                              Pioneer                   PFD
Pioneer Strategic Income Fund                           Pioneer                   PFD
Pioneer Tax-Managed Fund                                Pioneer                   PFD
Pioneer High Yield Fund                                 Pioneer                   PFD
Pioneer Science & Technology Fund                       Pioneer                   PFD
Pioneer Europe Select Fund                              Pioneer                   PFD
Pioneer Global Financials Fund                          Pioneer                   PFD
Pioneer Global Health Care Fund                         Pioneer                   PFD
Pioneer Global Telecoms Fund                            Pioneer                   PFD
Pioneer Interest Shares                                 Pioneer                   Note 2
Pioneer Variable Contracts Trust                        Pioneer                   Note 3


Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.


Note 3 This is a series of 16 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


SHARE OWNERSHIP

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

COMPENSATION OF OFFICERS AND TRUSTEES


The fund pays no salaries or compensation to any of its officers. Effective October 3, 2000, the Pioneer U.S. mutual funds compensate their Trustees as follows:



| | each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., independent trustees) an annual base fee calculated on the basis of the fund's net assets.



| | each fund with assets less than $250 million pays each independent Trustee an annual fee of $1,000.

| | each fund, regardless of its assets, pays each Trustee affiliated with Pioneer an annual fee of $500 (Pioneer reimburses the fund for these fees).



| | each fund with assets greater than $250 million pays each independent Trustee who serves on each board committee an annual committee fee based the fund's net assets (with additional compensation for chairpersons of such committees).



Prior to October 3, 2000, the fund compensated each independent Trustee with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that were based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.


SALES LOADS. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.

4.       INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a majority owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above).


As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The

Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.


ADVISORY FEE. As compensation for its management services and expenses incurred, Pioneer is entitled to a management fee at the rate of 1.10% per annum of the fund's average daily net assets. This fee is computed and accrued daily and paid monthly.

THE INDIAN ADVISER. As described in the prospectus, Kothari Pioneer AMC
Limited (the "Indian Adviser") serves as investment adviser with respect to the fund's investments in India. The Indian Adviser is a joint venture between Pioneer and The Investment Trust of India Limited, a leading provider of financial services in India. The Indian Adviser has entered into a subadvisory contract with Pioneer and the fund. The subadvisory contract is renewable annually by the vote of a majority of the Board of Trustees of the fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The subadvisory contract terminates if assigned and may be terminated without penalty by any party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the fund's outstanding voting securities and the giving of sixty days' written notice.

The Indian Adviser is entitled to a subadvisory fee (payable by Pioneer and not by the fund) as compensation for its subadvisory services and expenses incurred of 0.10% of the fund's average gross assets in India's securities markets, including assets invested in American, Global or other types of depositary receipts for securities traded in India's securities markets if such gross assets are no greater than $15,000,000; 0.20% of such gross assets if such gross assets are greater than $15,000,000 but no greater than $45,000,000; 0.40% of such gross assets if such gross assets are greater than $45,000,000 but no greater than $60,000,000; and 0.60% of such gross assets if such gross assets are greater than $60,000,000. The subadvisory fee is normally computed monthly and paid quarterly. In addition, the applicable fee rate applies to all assets that are the basis for the Indian Adviser's fee. For example, if such assets were $50,000,000 for any one year, the Indian Adviser's fee pursuant to the above fee schedule would be $200,000 ($50,000,000 X 0.40%).


See the table in Appendix A for management fees paid to Pioneer and the Indian Adviser during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Appendix A for fees the fund paid to Pioneer for administration and related services.


EXPENSE LIMIT. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the expenses of the fund's Class A shares exceed 2.10% of average daily net assets. The portion of fund expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses were reduced for the fund's Class A shares. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund's Class A shares are subsequently less than 2.10% of average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's Class A expenses to exceed 2.10% of average daily net assets. In addition, the fund will not reimburse Pioneer for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred.


POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, PFD and the Indian
Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are applicable to officers, trustees/directors and designated employees. The codes permit such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and are designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.


5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER


PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below).
PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


CLASS B PLAN. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.



The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

  -- a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:



           -- the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and



           -- other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.



  -- a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.



PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:



  --    issued prior to the date of any termination or modification;

  -- attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

  -- issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.



The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:



  -- if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

  -- if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or



  -- at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.



In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:



  -- as provided in the fund's prospectus or statement of additional information; or



  -- as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.


CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.


No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.


Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT


The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.



Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.



PIMSS receives an annual fee of $25.25 for each Class A, Class B and Class C shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.



7.       CUSTODIAN


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

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B or Class C shares.


The fund's Agreement and Declaration of Trust, dated as of April 4, 1994 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class A shares, Class B shares and Class C shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.



The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. A copy of the fund's Certificate of Trust, dated April 4, 1994, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.      SALES CHARGES


The fund continuously offers three classes of shares designated as Class A, Class B and Class C as described in the prospectus.


CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    SALES CHARGE AS A % OF
                                    ----------------------
                                    OFFERING     NET AMOUNT     DEALER
AMOUNT OF PURCHASE                  PRICE        INVESTED       REALLOWANCE

Less than $50,000                   5.75         6.10           5.00
$50,000 but less than $100,000      4.50         4.71           4.00
$100,000 but less than $250,000     3.50         3.63           3.00
$250,000 but less than $500,000     2.50         2.56           2.00
$500,000 but less than $1,000,000   2.00         2.04           1.75
$1,000,000 or more                  0.00         0.00           see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.



LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.


If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.


If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:


                                            CDSC AS A % OF DOLLAR
 YEAR SINCE PURCHASE                        AMOUNT SUBJECT TO CDSC

 First                                               4.0
 Second                                              4.0
 Third                                               3.0
 Fourth                                              3.0
 Fifth                                               2.0
 Sixth                                               1.0
 Seventh and thereafter                              0.0


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.


For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments made during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


ADDITIONAL PAYMENTS TO DEALERS



From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. PFD will reallow to participating broker/dealers the entire sales charge for all sales of Class A shares of the above listed funds for orders placed for IRA accounts from January 2, 2001 through April 30, 2001. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all shares sold by a dealer during a particular period. PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold to IRA accounts from January 2, 2001 through April 30, 2001. PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class C shares sold to IRA accounts from January 2, 2001 through April 30, 2001. PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.


12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP"). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.


Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.



Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.



A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.



You may obtain additional information by calling PIMSS at 1-800-225-6292.



REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.



13.      TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION.


To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.


FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PIMSS for assistance.


FactFoneSM allows shareholders to hear the following recorded fund information:

  --    net asset value prices for all Pioneer mutual funds;

  --    annualized 30-day yields on Pioneer's fixed income funds;

  -- annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

  --    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

15.      TAX STATUS

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.


Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.


If the fund acquires any equity interest (under future regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


Effective for 2001, the fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years which would have the effect of reducing the applicable federal capital gains rate on the sale of the stock or securities when they are eventually sold by the fund on or after January 3, 2006. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if the fund makes such an election, it will be treated for federal income tax purposes as if it had sold such stocks or securities on January 2, 2001 and reacquired them on the same date. As a result, the fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the fund to have difficulty obtaining cash to satisfy its distribution requirements. The fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the fund's tax liability and to maximize its return from these investments.



For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold fund shares as capital assets may be eligible to make an irrevocable federal income tax election relating to certain fund shares that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.



In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the federal tax basis of the shares acquired in the other investments.


Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.


The fund's dividends will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. No portion of the fund's distributions from net capital gain will qualify for this deduction.


The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual tax liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.


Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund (not in excess of the tax actually owed by the fund) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 31% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance;the MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") ALL COUNTRY ASIA FREE EX-JAPAN INDEX, THE MSCI EMERGING MARKETS FREE INDEX AND THE MSCI EUROPE, AUSTRALASIA, FAR EAST ("EAFE") INDEX, unmanaged indexes of international stock markets, or other appropriate indexes of MSCI; International Finance Corporation Composite, an unmanaged index of foreign stock markets including Latin America, East Asia, South Africa, Europe/Mid East and; STANDARD & POOR'S 500 STOCK INDEX (the "S&P 500"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange; or any other appropriate index.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

               n
         P(1+T)  = ERV

Where:

     P    =  a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period

     T    =  average annual total return

     n    =  number of years

     ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17.  FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended October 31, 1999 from the fund's annual report filed with the SEC on December 21, 2000 (Accession No. 0000921447-00-000011) are incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectus, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.



The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.      APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER


The fund's annual portfolio turnover rate was 103% for the fiscal year ended October 31, 2000.


SHARE OWNERSHIP


As of January 31, 2001, the Trustees and officers of the fund owned beneficially in the aggregate 1.11% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of January 31, 2001:



                                                                                                                        PAGE
RECORD HOLDER                                                           NUMBER            % OF
                                                      SHARE CLASS       OF SHARES         CLASS
Merrill Lynch, Piece, Fenner & Smith for the Sole     Class A           115,904.834         6.13
Benefit of its Customers                              Class B           188,932.926        17.60
4800 Deer Lake Drive East, 2nd Floor                  Class C            96,782.289        29.45
Jacksonville, FL 32246-6484

COMPENSATION OF OFFICERS AND TRUSTEES


The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                                                                           TOTAL COMPENSATION
                                                                  PENSION OR RETIREMENT    FROM THE FUND AND
                                           AGGREGATE              BENEFITS ACCRUED AS      OTHER PIONEER MUTUAL
                                           COMPENSATION FROM      PART OF FUND EXPENSES    FUNDS**
NAME OF TRUSTEE                            FUND*
John F. Cogan, Jr.***                              $666.67                       $0             $21,000.00
Mary K. Bush                                      2,659.83                        0             108,498.75
Richard H. Egdahl, M.D.                           2,607.33                        0             106,311.75
Margaret B.W. Graham                              2,619.50                        0             110,624.50
John W. Kendrick****                              1,305.42                        0              37,425.00
Marguerite A. Piret                               2,790.25                        0             130,749.50
David D. Tripple***                                 666.67                        0              20,500.00
Stephen K. West                                   2,622.58                        0             118,948.75
John Winthrop                                     2,664.00                        0             116,998.50
                                                $18,602.25                       $0            $771,056.75



*For the fiscal year ended October 31, 2000.
**For the calendar year ended December 31, 2000. In addition to the fund, there are 45 other funds in the Pioneer Family of Funds. ***Under the management contract, Pioneer reimburses the fund for any Trustees fees paid by the fund. ****Mr. Kendrick resigned as a Trustee effective May 8, 2000.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER


FOR THE FISCAL YEARS ENDED OCTOBER 31,
2000                    1999                 1998

$340,758*               $   0*               $    0*



------------------
* Pioneer has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the fund to the extent necessary to reduce Class A expenses to 2.10% of the average daily net assets attributable to the fund's Class A shares; the portion of the fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. Prior to October 1, 1998, Pioneer had voluntarily agreed to limit management fees and other operating expenses to reduce Class A shares to 2.25% of the average daily net assets attributable to Class A shares; the portion of fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. The fund paid no management fees for the fiscal years ended October 31, 1998 and 1999. If Pioneer's fee reduction and expense limitation had not been in effect, the fund would have paid management fees of $165,913, $236,831 and $577,152, respectively, for such periods.


SUBADVISORY FEES PAID OR OWED TO THE INDIAN ADVISER BY PIONEER


FOR THE FISCAL YEARS ENDED OCTOBER 31,
2000                    1999                 1998
$16,022                 $41,002              $23,278


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT
EFFECTIVE OCTOBER 9, 1998


FOR THE FISCAL YEARS ENDED OCTOBER 31,
2000                    1999

$29,996                 $32,716


CARRYOVER OF DISTRIBUTION PLAN EXPENSES


As of December 31, 2000 there was a carryover of distribution expenses in the amount of $433 under the Class A Plan.


APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD


FOR THE FISCAL YEARS ENDED OCTOBER 31,
2000                    1999                 1998
$11,000                 $14,000              $3,000


APPROXIMATE COMMISSIONS REALLOWED TO DEALERS


FOR THE FISCAL YEARS ENDED OCTOBER 31,
2000                    1999                 1998
$163,000                $220,000             $22,000

FUND EXPENSES UNDER THE DISTRIBUTION PLANS


FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
CLASS A PLAN            CLASS B PLAN         CLASS C PLAN
$68,706                 $203,828             $46,032


CDSCS


During the fiscal year ended October 31, 2000, CDSCs in the amount of $169,956 were paid to PFD.


APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)


FOR THE FISCAL YEARS ENDED OCTOBER 31,
2000                    1999                 1998
$459,827                $340,308             $146,370



CAPITAL LOSS CARRYFORWARDS AS OF OCTOBER 31, 2000



As of the end of its most recent taxable year, the fund had a capital loss carryforward of $4,891,082 which will expire in 2006 if not used.



AVERAGE ANNUAL TOTAL RETURNS (OCTOBER 31, 2000)



                                                         AVERAGE ANNUAL TOTAL RETURN (%)
                                                     FIVE          TEN       SINCE            INCEPTION
CLASS OF SHARES                      ONE YEAR        YEARS         YEARS     INCEPTION        DATE
Class A Shares                       -19.97          0.85          N/A       -4.02            6/23/94
Class B Shares                       -19.19          1.09          N/A       -3.87            6/23/94
Class C Shares                       -15.81          N/A           N/A        2.53            1/31/96

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM


Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.


----------------
1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.


MOODY'S DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.



Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition



Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.



Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MOODY'S PREFERRED STOCK RATINGS


Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of Moody's familiar bond rating symbols in the quality ranking of preferred stock. These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.



aaa: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.



baa: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.



c: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS


A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.      APPENDIX C - PERFORMANCE STATISTICS

                             PIONEER INDO-ASIA FUND
                                 CLASS A SHARES

                                                 SALES                          NET ASSET      INITIAL NET
                  INITIAL        OFFERING PRICE  CHARGE         SHARES          VALUE PER      ASSET
DATE              INVESTMENT     PRICE           INCLUDED       PURCHASED       SHARE          VALUE
6/23/94           $10,000.00     $12.20          5.75%          819.672         $11.50         $9,425.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                                                     FROM CAPITAL
                                       FROM                 GAINS         FROM DIVIDENDS
DATE                              INVESTMENT           REINVESTED             REINVESTED          TOTAL VALUE
12/31/94                              $8,344                   $0                   $15               $8,359
12/31/95                              $6,680                   $0                   $12               $6,692
12/31/96                              $5,582                   $0                   $10               $5,592
12/31/97                              $5,164                   $0                    $9               $5,173
12/31/98                              $5,721                   $0                   $10               $5,731
12/31/99                             $11,828                   $0                   $21              $11,849
12/31/00                              $7,541                   $0                   $13               $7,554


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                             PIONEER INDO-ASIA FUND
                                 CLASS B SHARES

                                                SALES                        NET ASSET      INITIAL NET
                  INITIAL        OFFERING       CHARGE         SHARES        VALUE PER      ASSET
DATE              INVESTMENT     PRICE          INCLUDED       PURCHASED     SHARE          VALUE
6/23/94           $10,000.00     $11.50         $0.00%         869.565       $11.50         $10,000.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)


                                    FROM CAPITAL         FROM     CONTINGENT
                             FROM          GAINS    DIVIDENDS        DEFERRED     TOTAL
DATE                   INVESTMENT     REINVESTED    REINVESTED   SALES CHARGE     VALUE   CDSC (%)
12/31/94                   $8,826             $0           $5           $353      $8,478      4.00
12/31/95                   $7,018             $0           $4           $281      $6,741      4.00
12/31/96                   $5,818             $0           $3           $175      $5,646      3.00
12/31/97                   $5,339             $0           $3           $160      $5,182      3.00
12/31/98                   $5,870             $0           $3           $117      $5,756      2.00
12/31/99                  $12,044             $0           $7           $100     $11,591      1.00
12/31/00                   $7,618             $0           $4             $0      $7,622      0.00


                                 CLASS C SHARES

                                                SALES                        NET ASSET      INITIAL NET
                  INITIAL        OFFERING       CHARGE         SHARES        VALUE PER      ASSET
DATE              INVESTMENT     PRICE          INCLUDED       PURCHASED     SHARE          VALUE
1/31/96           $10,000.00     $7.85           0.00%          1,273.885       $7.85       $10,000.00

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)


                                    FROM CAPITAL         FROM     CONTINGENT
                             FROM          GAINS    DIVIDENDS        DEFERRED     TOTAL
DATE                   INVESTMENT     REINVESTED    REINVESTED   SALES CHARGE     VALUE   CDSC (%)
12/31/96                   $8,471             $0            $0            $85     $8,386      1.00
12/31/97                   $7,796             $0            $0             $0     $7,796      0.00
12/31/98                   $8,484             $0            $0             $0     $8,484      0.00
12/31/99                  $17,452             $0            $0             $0    $17,452      0.00
12/31/00                  $11,045             $0            $0             $0    $11,045      0.00


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. SMALL STOCK INDEX. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard & Poor's ratings.


LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.


MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") INDICES. These indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. The Free indices exclude shares which are not readily purchased by non-local investors. These indices are unmanaged. MSCI covers thousands of securities in 51 stock markets around the world. Several Pioneer mutual funds that invest in international securities compare their performance to various MSCI indices.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX - INTERMEDIATE. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.


U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.


NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $5.1 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $958.8 million, and the largest company in the index has an approximate market capitalization of $4 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.5 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $14.1 billion. The smallest company in the index has an approximate market capitalization of $1.6 billion. The Russell Midcap(R) Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $13 billion. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.


WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of July 31, 2000, 112 companies were included in the index, with a total market cap of $133.753 illion. At December 31, 2000, the companies in the index were 92.92% equity and hybrid REITs and 7.08% REOCs.


STANDARD & POOR'S MIDCAP 400 INDEX. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER INDEXES. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.


LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is a recognized measure of the performance of the U.S. investment grade fixed rate bond market.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.


NASDAQ COMPOSITE INDEX. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. The Nasdaq Composite includes over 5,000 companies and is one of the most widely followed and quoted major market indices because it is so broad-based.



Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PIM-USA

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   DOW                                 S&P/          S&P/        MERRILL
                                 JONES   U.S. SMALL                   BARRA         BARRA          LYNCH
                      S&P   INDUSTRIAL        STOCK        U.S.         500           500      MICRO-CAP
                      500      AVERAGE        INDEX   INFLATION      GROWTH         VALUE          INDEX
--------------------------------------------------------------------------------------------------------
Dec 1925              N/A          N/A          N/A         N/A         N/A           N/A           N/A
Dec 1926              N/A          N/A         0.28       -1.49         N/A           N/A           N/A
Dec 1927              N/A          N/A        22.10       -2.08         N/A           N/A           N/A
Dec 1928            43.60          N/A        39.69       -0.97         N/A           N/A           N/A
Dec 1929            -8.55          N/A       -51.36        0.20         N/A           N/A           N/A
Dec 1930           -24.78          N/A       -38.15       -6.03         N/A           N/A           N/A
Dec 1931           -43.13          N/A       -49.75       -9.52         N/A           N/A           N/A
Dec 1932            -8.26          N/A        -5.39      -10.30         N/A           N/A           N/A
Dec 1933            54.20          N/A       142.87        0.51         N/A           N/A           N/A
Dec 1934            -1.52          N/A        24.22        2.03         N/A           N/A           N/A
Dec 1935            47.61          N/A        40.19        2.99         N/A           N/A           N/A
Dec 1936            33.74          N/A        64.80        1.21         N/A           N/A           N/A
Dec 1937           -34.73          N/A       -58.01        3.10         N/A           N/A           N/A
Dec 1938            30.76          N/A        32.80       -2.78         N/A           N/A           N/A
Dec 1939            -0.38          N/A         0.35       -0.48         N/A           N/A           N/A
Dec 1940            -9.77          N/A        -5.16        0.96         N/A           N/A           N/A
Dec 1941           -11.59          N/A        -9.00        9.72         N/A           N/A           N/A
Dec 1942            20.15          N/A        44.51        9.29         N/A           N/A           N/A
Dec 1943            25.63          N/A        88.37        3.16         N/A           N/A           N/A
Dec 1944            19.53          N/A        53.72        2.11         N/A           N/A           N/A
Dec 1945            36.31          N/A        73.61        2.25         N/A           N/A           N/A
Dec 1946            -8.02          N/A       -11.63       18.16         N/A           N/A           N/A
Dec 1947             5.63          N/A         0.92        9.01         N/A           N/A           N/A
Dec 1948             5.37          N/A        -2.11        2.71         N/A           N/A           N/A
Dec 1949            18.60          N/A        19.75       -1.80         N/A           N/A           N/A
Dec 1950            31.46          N/A        38.75        5.79         N/A           N/A           N/A
Dec 1951            23.97          N/A         7.80        5.87         N/A           N/A           N/A
Dec 1952            18.16          N/A         3.03        0.88         N/A           N/A           N/A
Dec 1953            -0.94          N/A        -6.49        0.62         N/A           N/A           N/A
Dec 1954            52.27          N/A        60.58       -0.50         N/A           N/A           N/A
Dec 1955            31.41          N/A        20.44        0.37         N/A           N/A           N/A
Dec 1956             6.48          N/A         4.28        2.86         N/A           N/A           N/A
Dec 1957           -10.72          N/A       -14.57        3.02         N/A           N/A           N/A
Dec 1958            43.15          N/A        64.89        1.76         N/A           N/A           N/A
Dec 1959            11.95          N/A        16.40        1.50         N/A           N/A           N/A
Dec 1960             0.45        -6.12        -3.29        1.48         N/A           N/A           N/A
Dec 1961            26.88        22.64        32.09        0.67         N/A           N/A           N/A
Dec 1962            -8.66        -7.46       -11.90        1.22         N/A           N/A           N/A
Dec 1963            22.76        20.86        23.57        1.65         N/A           N/A           N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   DOW                                 S&P/          S&P/        MERRILL
                                 JONES   U.S. SMALL                   BARRA         BARRA          LYNCH
                      S&P   INDUSTRIAL        STOCK        U.S.         500           500      MICRO-CAP
                      500      AVERAGE        INDEX   INFLATION      GROWTH         VALUE          INDEX
--------------------------------------------------------------------------------------------------------
Dec 1964            16.43        18.92        23.52        1.19         N/A           N/A           N/A
Dec 1965            12.46        14.39        41.75        1.92         N/A           N/A           N/A
Dec 1966           -10.02       -15.85        -7.01        3.35         N/A           N/A           N/A
Dec 1967            23.89        19.22        83.57        3.04         N/A           N/A           N/A
Dec 1968            11.04         7.94        35.97        4.72         N/A           N/A           N/A
Dec 1969            -8.40       -11.84       -25.05        6.11         N/A           N/A           N/A
Dec 1970             3.89         9.28       -17.43        5.49         N/A           N/A           N/A
Dec 1971            14.22         9.89        16.50        3.36         N/A           N/A           N/A
Dec 1972            18.96        18.52         4.43        3.41         N/A           N/A           N/A
Dec 1973           -14.67       -13.29       -30.90        8.80         N/A           N/A           N/A
Dec 1974           -26.31       -23.73       -19.95       12.20         N/A           N/A           N/A
Dec 1975            37.14        44.87        52.82        7.01       31.72         43.38           N/A
Dec 1976            23.81        22.93        57.38        4.81       13.84         34.93           N/A
Dec 1977            -7.19       -12.84        25.38        6.77      -11.82         -2.57           N/A
Dec 1978             6.52         2.81        23.46        9.03        6.78          6.16         27.76
Dec 1979            18.45        10.68        43.46       13.31       15.72         21.16         43.18
Dec 1980            32.45        22.13        39.88       12.40       39.40         23.59         32.32
Dec 1981            -4.88        -3.65        13.88        8.94       -9.81          0.02          9.18
Dec 1982            21.50        27.20        28.01        3.87       22.03         21.04         33.62
Dec 1983            22.46        26.05        39.67        3.80       16.24         28.89         42.44
Dec 1984             6.22         1.35        -6.67        3.95        2.33         10.52        -14.97
Dec 1985            31.64        33.62        24.66        3.77       33.31         29.68         22.89
Dec 1986            18.62        27.25         6.85        1.13       14.50         21.67          3.45
Dec 1987             5.18         5.55        -9.30        4.41        6.50          3.68        -13.84
Dec 1988            16.50        16.21        22.87        4.42       11.95         21.67         22.76
Dec 1989            31.59        32.24        10.18        4.65       36.40         26.13          8.06
Dec 1990            -3.11        -0.54       -21.56        6.11        0.20         -6.85        -29.55
Dec 1991            30.34        24.25        44.63        3.06       38.37         22.56         57.44
Dec 1992             7.61         7.40        23.35        2.90        5.07         10.53         36.62
Dec 1993            10.03        16.97        20.98        2.75        1.68         18.60         31.32
Dec 1994             1.36         5.02         3.11        2.67        3.13         -0.63          1.81
Dec 1995            37.44        36.94        34.46        2.54       38.13         37.00         30.70
Dec 1996            22.90        28.91        17.62        3.32       23.98         21.99         13.88
Dec 1997            33.32        24.91        22.78        1.70       36.38         29.99         24.61
Dec 1998            28.52        18.16        -7.31        1.61       42.15         14.68         -6.15
Dec 1999            21.01        27.29        29.79        2.81       28.25         12.72         40.04
Dec 2000            -9.11        -4.69        -3.59        3.86      -22.08          6.08         -6.13

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                     LONG-     INTERMEDIATE-        MSCI                      LONG-           LEHMAN
                      TERM         TERM U.S.        EAFE         6-       TERM U.S.            BROS.         U.S.
                U.S. GOV'T        GOVERNMENT     (NET OF      MONTH       CORPORATE     GOV'T/CREDIT       T-BILL
                     BONDS             BONDS      TAXES)        CDS           BONDS     INTERMEDIATE     (30-DAY)
------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A               N/A         N/A        N/A             N/A              N/A          N/A
Dec 1926              7.77              5.38         N/A        N/A            7.37              N/A         3.27
Dec 1927              8.93              4.52         N/A        N/A            7.44              N/A         3.12
Dec 1928              0.10              0.92         N/A        N/A            2.84              N/A         3.56
Dec 1929              3.42              6.01         N/A        N/A            3.27              N/A         4.75
Dec 1930              4.66              6.72         N/A        N/A            7.98              N/A         2.41
Dec 1931             -5.31             -2.32         N/A        N/A           -1.85              N/A         1.07
Dec 1932             16.84              8.81         N/A        N/A           10.82              N/A         0.96
Dec 1933             -0.07              1.83         N/A        N/A           10.38              N/A         0.30
Dec 1934             10.03              9.00         N/A        N/A           13.84              N/A         0.16
Dec 1935              4.98              7.01         N/A        N/A            9.61              N/A         0.17
Dec 1936              7.52              3.06         N/A        N/A            6.74              N/A         0.18
Dec 1937              0.23              1.56         N/A        N/A            2.75              N/A         0.31
Dec 1938              5.53              6.23         N/A        N/A            6.13              N/A        -0.02
Dec 1939              5.94              4.52         N/A        N/A            3.97              N/A         0.02
Dec 1940              6.09              2.96         N/A        N/A            3.39              N/A         0.00
Dec 1941              0.93              0.50         N/A        N/A            2.73              N/A         0.06
Dec 1942              3.22              1.94         N/A        N/A            2.60              N/A         0.27
Dec 1943              2.08              2.81         N/A        N/A            2.83              N/A         0.35
Dec 1944              2.81              1.80         N/A        N/A            4.73              N/A         0.33
Dec 1945             10.73              2.22         N/A        N/A            4.08              N/A         0.33
Dec 1946             -0.10              1.00         N/A        N/A            1.72              N/A         0.35
Dec 1947             -2.62              0.91         N/A        N/A           -2.34              N/A         0.50
Dec 1948              3.40              1.85         N/A        N/A            4.14              N/A         0.81
Dec 1949              6.45              2.32         N/A        N/A            3.31              N/A         1.10
Dec 1950              0.06              0.70         N/A        N/A            2.12              N/A         1.20
Dec 1951             -3.93              0.36         N/A        N/A           -2.69              N/A         1.49
Dec 1952              1.16              1.63         N/A        N/A            3.52              N/A         1.66
Dec 1953              3.64              3.23         N/A        N/A            3.41              N/A         1.82
Dec 1954              7.19              2.68         N/A        N/A            5.39              N/A         0.86
Dec 1955             -1.29             -0.65         N/A        N/A            0.48              N/A         1.57
Dec 1956             -5.59             -0.42         N/A        N/A           -6.81              N/A         2.46
Dec 1957              7.46              7.84         N/A        N/A            8.71              N/A         3.14
Dec 1958             -6.09             -1.29         N/A        N/A           -2.22              N/A         1.54
Dec 1959             -2.26             -0.39         N/A        N/A           -0.97              N/A         2.95
Dec 1960             13.78             11.76         N/A        N/A            9.07              N/A         2.66

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                     LONG-     INTERMEDIATE-        MSCI                      LONG-           LEHMAN
                      TERM         TERM U.S.        EAFE         6-       TERM U.S.            BROS.         U.S.
                U.S. GOV'T        GOVERNMENT     (NET OF      MONTH       CORPORATE     GOV'T/CREDIT       T-BILL
                     BONDS             BONDS      TAXES)        CDS           BONDS     INTERMEDIATE     (30-DAY)
------------------------------------------------------------------------------------------------------------------
Dec 1961              0.97              1.85         N/A        N/A            4.82              N/A         2.13
Dec 1962              6.89              5.56         N/A        N/A            7.95              N/A         2.73
Dec 1963              1.21              1.64         N/A        N/A            2.19              N/A         3.12
Dec 1964              3.51              4.04         N/A       4.17            4.77              N/A         3.54
Dec 1965              0.71              1.02         N/A       4.68           -0.46              N/A         3.93
Dec 1966              3.65              4.69         N/A       5.76            0.20              N/A         4.76
Dec 1967             -9.18              1.01         N/A       5.47           -4.95              N/A         4.21
Dec 1968             -0.26              4.54         N/A       6.45            2.57              N/A         5.21
Dec 1969             -5.07             -0.74         N/A       8.70           -8.09              N/A         6.58
Dec 1970             12.11             16.86      -11.66       7.06           18.37              N/A         6.52
Dec 1971             13.23              8.72       29.59       5.36           11.01              N/A         4.39
Dec 1972              5.69              5.16       36.35       5.39            7.26              N/A         3.84
Dec 1973             -1.11              4.61      -14.92       8.60            1.14             3.34         6.93
Dec 1974              4.35              5.69      -23.16      10.20           -3.06             5.86         8.00
Dec 1975              9.20              7.83       35.39       6.51           14.64             9.49         5.80
Dec 1976             16.75             12.87        2.54       5.22           18.65            12.33         5.08
Dec 1977             -0.69              1.41       18.06       6.11            1.71             3.31         5.12
Dec 1978             -1.18              3.49       32.62      10.21           -0.07             2.12         7.18
Dec 1979             -1.23              4.09        4.75      11.90           -4.18             5.99        10.38
Dec 1980             -3.95              3.91       22.58      12.33           -2.76             6.42        11.24
Dec 1981              1.86              9.45       -2.28      15.50           -1.24            10.51        14.71
Dec 1982             40.36             29.10       -1.86      12.18           42.56            26.11        10.54
Dec 1983              0.65              7.41       23.69       9.65            6.26             8.60         8.80
Dec 1984             15.48             14.02        7.38      10.65           16.86            14.37         9.85
Dec 1985             30.97             20.33       56.16       7.82           30.09            18.06         7.72
Dec 1986             24.53             15.14       69.44       6.30           19.85            13.13         6.16
Dec 1987             -2.71              2.90       24.63       6.59           -0.27             3.66         5.47
Dec 1988              9.67              6.10       28.27       8.15           10.70             6.67         6.35
Dec 1989             18.11             13.29       10.54       8.27           16.23            12.77         8.37
Dec 1990              6.18              9.73      -23.45       7.85            6.78             9.16         7.81
Dec 1991             19.30             15.46       12.13       4.95           19.89            14.62         5.60
Dec 1992              8.05              7.19      -12.17       3.27            9.39             7.17         3.51
Dec 1993             18.24             11.24       32.56       2.88           13.19             8.79         2.90
Dec 1994             -7.77             -5.14        7.78       5.40           -5.76            -1.93         3.90
Dec 1995             31.67             16.80       11.21       5.21           27.20            15.33         5.60
Dec 1996             -0.93              2.10        6.05       5.21            1.40             4.05         5.21
Dec 1997             15.85              8.38        1.78       5.71           12.95             7.87         5.26
Dec 1998             13.06             10.21       20.00       5.34           10.76             8.44         4.86
Dec 1999             -8.96             -1.77       26.96       5.43           -7.45             0.39         4.68
Dec 2000             21.48             12.59      -14.17       6.64           12.87            10.12         5.89

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                   NAREIT                  WILSHIRE                  LIPPER           MSCI
                   EQUITY     RUSSELL   REAL ESTATE                BALANCED       EMERGING        BANK
                     REIT       2000(R)  SECURITIES         S&P        FUND        MARKETS     SAVINGS
                    INDEX       INDEX         INDEX         400       INDEX     FREE INDEX     ACCOUNT
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1926              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1927              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1928              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1929              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1930              N/A         N/A           N/A         N/A         N/A            N/A        5.30
Dec 1931              N/A         N/A           N/A         N/A         N/A            N/A        5.10
Dec 1932              N/A         N/A           N/A         N/A         N/A            N/A        4.10
Dec 1933              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1934              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1935              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1936              N/A         N/A           N/A         N/A         N/A            N/A        3.20
Dec 1937              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1938              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1939              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1940              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1941              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1942              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1943              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1944              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1945              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1946              N/A         N/A           N/A         N/A         N/A            N/A        2.20
Dec 1947              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1948              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1949              N/A         N/A           N/A         N/A         N/A            N/A        2.40
Dec 1950              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1951              N/A         N/A           N/A         N/A         N/A            N/A        2.60
Dec 1952              N/A         N/A           N/A         N/A         N/A            N/A        2.70
Dec 1953              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1954              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1955              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1956              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1957              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1958              N/A         N/A           N/A         N/A         N/A            N/A        3.38
Dec 1959              N/A         N/A           N/A         N/A         N/A            N/A        3.53
Dec 1960              N/A         N/A           N/A         N/A        5.77            N/A        3.86
Dec 1961              N/A         N/A           N/A         N/A       20.59            N/A        3.90

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                   NAREIT                  WILSHIRE                  LIPPER           MSCI
                   EQUITY     RUSSELL   REAL ESTATE                BALANCED       EMERGING        BANK
                     REIT       2000(R)  SECURITIES         S&P        FUND        MARKETS     SAVINGS
                    INDEX       INDEX         INDEX         400       INDEX     FREE INDEX     ACCOUNT
-------------------------------------------------------------------------------------------------------
Dec 1962              N/A         N/A           N/A         N/A       -6.80            N/A       4.08
Dec 1963              N/A         N/A           N/A         N/A       13.10            N/A       4.17
Dec 1964              N/A         N/A           N/A         N/A       12.36            N/A       4.19
Dec 1965              N/A         N/A           N/A         N/A        9.80            N/A       4.23
Dec 1966              N/A         N/A           N/A         N/A       -5.86            N/A       4.45
Dec 1967              N/A         N/A           N/A         N/A       15.09            N/A       4.67
Dec 1968              N/A         N/A           N/A         N/A       13.97            N/A       4.68
Dec 1969              N/A         N/A           N/A         N/A       -9.01            N/A       4.80
Dec 1970              N/A         N/A           N/A         N/A        5.62            N/A       5.14
Dec 1971              N/A         N/A           N/A         N/A       13.90            N/A       5.30
Dec 1972             8.01         N/A           N/A         N/A       11.13            N/A       5.37
Dec 1973           -15.52         N/A           N/A         N/A      -12.24            N/A       5.51
Dec 1974           -21.40         N/A           N/A         N/A      -18.71            N/A       5.96
Dec 1975            19.30         N/A           N/A         N/A       27.10            N/A       6.21
Dec 1976            47.59         N/A           N/A         N/A       26.03            N/A       6.23
Dec 1977            22.42         N/A           N/A         N/A       -0.72            N/A       6.39
Dec 1978            10.34         N/A         13.04         N/A        4.80            N/A       6.56
Dec 1979            35.86       43.07         70.81         N/A       14.67            N/A       7.29
Dec 1980            24.37       38.60         22.08         N/A       19.70            N/A       8.78
Dec 1981             6.00        2.03          7.18         N/A        1.86            N/A      10.71
Dec 1982            21.60       24.95         24.47       22.69       30.63            N/A      11.19
Dec 1983            30.64       29.13         27.61       26.08       17.44            N/A       9.71
Dec 1984            20.93       -7.30         20.64        1.18        7.46            N/A       9.92
Dec 1985            19.10       31.05         20.14       35.59       29.83            N/A       9.02
Dec 1986            19.16        5.68         20.30       16.21       18.43            N/A       7.84
Dec 1987            -3.64       -8.80         -7.86       -2.04        4.13            N/A       6.92
Dec 1988            13.49       25.02         24.18       20.87       11.18          40.43       7.20
Dec 1989             8.84       16.26          2.37       35.55       19.70          64.96       7.91
Dec 1990           -15.35      -19.48        -33.46       -5.12        0.66         -10.55       7.80
Dec 1991            35.70       46.04         20.03       50.10       25.83          59.91       4.61
Dec 1992            14.59       18.41          7.36       11.91        7.46          11.40       2.89
Dec 1993            19.65       18.88         15.24       13.95       11.95          74.83       2.73
Dec 1994             3.17       -1.82          1.64       -3.58       -2.05          -7.32       4.96
Dec 1995            15.27       28.45         13.65       30.95       24.89          -5.21       5.24
Dec 1996            35.26       16.50         36.87       19.20       13.05           6.03       4.95
Dec 1997            20.29       22.36         19.80       32.25       20.30         -11.59       5.17
Dec 1998           -17.51       -2.55        -17.43       19.11       15.09         -25.34       4.63
Dec 1999            -4.62       21.26         14.72       14.72        8.98          66.41       5.29
Dec 2000            25.77       -3.02         30.74       17.50        2.39         -30.61       3.71

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                               MSCI ALL                                    MERRILL
                      MSCI      COUNTRY                                      LYNCH
                       ALL         (AC)                     MERRILL       INDEX OF                            LIPPER
                   COUNTRY         ASIA         LEHMAN        LYNCH    CONVERTIBLE               LIPPER     GROWTH &
                 (AC) ASIA      PACIFIC       BROTHERS   HIGH YIELD          BONDS     RUSSELL   GROWTH       INCOME
                      FREE         FREE      AGGREGATE    MASTER II   (SPECULATIVE     1000(R)     FUND         FUND
                  EX JAPAN     EX JAPAN     BOND INDEX        INDEX       QUALITY)       INDEX    INDEX        INDEX
---------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A       N/A       6.36         3.04
Dec 1961               N/A          N/A            N/A          N/A            N/A       N/A      30.16        26.00

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                               MSCI ALL                                    MERRILL
                      MSCI      COUNTRY                                      LYNCH
                       ALL         (AC)                     MERRILL       INDEX OF                            LIPPER
                   COUNTRY         ASIA         LEHMAN        LYNCH    CONVERTIBLE               LIPPER     GROWTH &
                 (AC) ASIA      PACIFIC       BROTHERS   HIGH YIELD          BONDS     RUSSELL   GROWTH       INCOME
                      FREE         FREE      AGGREGATE    MASTER II   (SPECULATIVE     1000(R)     FUND         FUND
                  EX JAPAN     EX JAPAN     BOND INDEX        INDEX       QUALITY)       INDEX    INDEX        INDEX
---------------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A            N/A       N/A     -16.84       -11.87
Dec 1963               N/A          N/A            N/A          N/A            N/A       N/A      22.43        19.10
Dec 1964               N/A          N/A            N/A          N/A            N/A       N/A      14.99        15.23
Dec 1965               N/A          N/A            N/A          N/A            N/A       N/A      26.61        19.00
Dec 1966               N/A          N/A            N/A          N/A            N/A       N/A      -1.80        -6.04
Dec 1967               N/A          N/A            N/A          N/A            N/A       N/A      45.31        27.59
Dec 1968               N/A          N/A            N/A          N/A            N/A       N/A      15.34        15.29
Dec 1969               N/A          N/A            N/A          N/A            N/A       N/A     -10.62       -11.80
Dec 1970               N/A          N/A            N/A          N/A            N/A       N/A      -8.57         1.10
Dec 1971               N/A          N/A            N/A          N/A            N/A       N/A      26.17        13.77
Dec 1972               N/A          N/A            N/A          N/A            N/A       N/A      18.08        12.87
Dec 1973               N/A          N/A            N/A          N/A            N/A       N/A     -24.75       -14.27
Dec 1974               N/A          N/A            N/A          N/A            N/A       N/A     -30.73       -20.85
Dec 1975               N/A          N/A            N/A          N/A            N/A       N/A      32.83        34.62
Dec 1976               N/A          N/A          15.60          N/A            N/A       N/A      20.07        25.66
Dec 1977               N/A          N/A           3.04          N/A            N/A       N/A      -2.62        -3.64
Dec 1978               N/A          N/A           1.39          N/A            N/A       N/A      12.53         7.99
Dec 1979               N/A          N/A           1.93          N/A            N/A     22.31      29.29        23.87
Dec 1980               N/A          N/A           2.71          N/A            N/A     31.88      38.67        28.27
Dec 1981               N/A          N/A           6.25          N/A            N/A     -5.10      -6.82        -1.39
Dec 1982               N/A          N/A          32.62          N/A            N/A     20.30      24.04        24.17
Dec 1983               N/A          N/A           8.36          N/A            N/A     22.13      21.35        22.76
Dec 1984               N/A          N/A          15.15          N/A            N/A      4.75      -3.60         4.29
Dec 1985               N/A          N/A          22.10          N/A            N/A     32.27      30.14        28.55
Dec 1986               N/A          N/A          15.26          N/A            N/A     17.87      15.59        17.63
Dec 1987               N/A          N/A           2.76         4.47            N/A      2.94       3.25         2.64
Dec 1988             30.00        30.45           7.89        13.36          16.19     17.23      14.13        18.35
Dec 1989             32.13        21.43          14.53         2.31           9.82     30.42      27.47        23.73
Dec 1990             -6.54       -11.86           8.96        -4.36          -8.61     -4.16      -5.41        -5.99
Dec 1991             30.98        32.40          16.00        39.17          37.53     33.03      36.33        27.75
Dec 1992             21.81         9.88           7.40        17.44          24.06      9.04       7.63         9.63
Dec 1993            103.39        84.94           9.75        16.69          19.37     10.15      11.98        14.62
Dec 1994            -16.94       -12.59          -2.92        -1.03          -6.91      0.38      -1.57        -0.41
Dec 1995              4.00        10.00          18.47        20.46          25.14     37.77      32.65        31.14
Dec 1996             10.05         8.08           3.63        11.27          15.29     22.45      17.53        20.67
Dec 1997            -40.31       -34.20           9.65        13.27          16.76     32.85      28.03        26.88
Dec 1998             -7.79        -4.42           8.69         2.95          12.62     27.02      25.69        13.58
Dec 1999             64.67        49.83          -0.82         2.51          38.91     20.91      27.96        11.86
Dec 2000            -35.22       -29.97          11.63        -5.12          18.86     -7.79     -10.88         0.39

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                              MSCI ALL
                                               COUNTRY      RUSSELL       RUSSELL
                      MSCI         MSCI     WORLD FREE      1000(R)       1000(R)         NASDAQ
                    EUROPE        WORLD        EX U.S.       GROWTH         VALUE      COMPOSITE
                     INDEX        INDEX          INDEX        INDEX         INDEX          INDEX
-------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1926               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1927               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1928               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1929               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1930               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1931               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1932               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1933               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1934               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1935               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1936               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1937               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1938               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1939               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1940               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1941               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1942               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1943               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1944               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1945               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1946               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1947               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1948               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1949               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1950               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1951               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1952               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1953               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1954               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1955               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1956               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1957               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1958               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1959               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1960               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1961               N/A          N/A            N/A          N/A           N/A            N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                              MSCI ALL
                                               COUNTRY      RUSSELL       RUSSELL
                      MSCI         MSCI     WORLD FREE      1000(R)       1000(R)         NASDAQ
                    EUROPE        WORLD        EX U.S.       GROWTH         VALUE      COMPOSITE
                     INDEX        INDEX          INDEX        INDEX         INDEX          INDEX
-------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1963               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1964               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1965               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1966               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1967               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1968               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1969               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1970            -10.64        -3.09            N/A          N/A           N/A            N/A
Dec 1971             26.33        18.36            N/A          N/A           N/A            N/A
Dec 1972             14.40        22.48            N/A          N/A           N/A          17.18
Dec 1973             -8.77       -15.24            N/A          N/A           N/A         -31.06
Dec 1974            -24.07       -25.47            N/A          N/A           N/A         -35.11
Dec 1975             41.45        32.80            N/A          N/A           N/A          29.76
Dec 1976             -7.80        13.40            N/A          N/A           N/A          26.10
Dec 1977             21.90         0.68            N/A          N/A           N/A           7.33
Dec 1978             21.88        16.52            N/A          N/A           N/A          12.31
Dec 1979             12.31        10.95            N/A        23.91         20.55          28.11
Dec 1980             11.90        25.67            N/A        39.57         24.41          33.88
Dec 1981            -12.46        -4.79            N/A       -11.31          1.26          -3.21
Dec 1982              3.97         9.71            N/A        20.46         20.04          18.67
Dec 1983             20.96        21.93            N/A        15.98         28.28          19.87
Dec 1984              0.62         4.72            N/A        -0.95         10.10         -11.22
Dec 1985             78.93        40.56            N/A        32.85         31.51          31.36
Dec 1986             43.85        41.89            N/A        15.36         19.98           7.36
Dec 1987              3.66        16.16            N/A         5.31          0.50          -5.26
Dec 1988             15.81        23.29          27.90        11.27         23.16          15.41
Dec 1989             28.51        16.61          12.03        35.92         25.19          19.26
Dec 1990             -3.85       -17.02         -22.74        -0.26         -8.08         -17.80
Dec 1991             13.11        18.28          13.96        41.16         24.61          56.84
Dec 1992             -4.71        -5.23         -10.97         5.00         13.81          15.45
Dec 1993             29.28        22.50          34.90         2.90         18.12          14.75
Dec 1994              2.28         5.08           6.63         2.66         -1.99          -3.20
Dec 1995             21.62        20.72           9.94        37.19         38.35          39.92
Dec 1996             21.09        13.48           6.68        23.12         21.64          22.71
Dec 1997             23.80        15.76           2.04        30.49         35.18          21.64
Dec 1998             28.53        24.34          14.46        38.71         15.63          39.63
Dec 1999             15.89        24.93          30.91        33.16          7.35          85.59
Dec 2000             -8.39       -13.18         -15.09       -22.42          7.01         -39.29

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   MSCI               MSCI
                      MSCI        WORLD        WORLD TELE-
                     WORLD       HEALTH      COMMUNICATION
                FINANCIALS         CARE           SERVICES
                     INDEX        INDEX              INDEX
-----------------------------------------------------------
Dec 1925               N/A          N/A                N/A
Dec 1926               N/A          N/A                N/A
Dec 1927               N/A          N/A                N/A
Dec 1928               N/A          N/A                N/A
Dec 1929               N/A          N/A                N/A
Dec 1930               N/A          N/A                N/A
Dec 1931               N/A          N/A                N/A
Dec 1932               N/A          N/A                N/A
Dec 1933               N/A          N/A                N/A
Dec 1934               N/A          N/A                N/A
Dec 1935               N/A          N/A                N/A
Dec 1936               N/A          N/A                N/A
Dec 1937               N/A          N/A                N/A
Dec 1938               N/A          N/A                N/A
Dec 1939               N/A          N/A                N/A
Dec 1940               N/A          N/A                N/A
Dec 1941               N/A          N/A                N/A
Dec 1942               N/A          N/A                N/A
Dec 1943               N/A          N/A                N/A
Dec 1944               N/A          N/A                N/A
Dec 1945               N/A          N/A                N/A
Dec 1946               N/A          N/A                N/A
Dec 1947               N/A          N/A                N/A
Dec 1948               N/A          N/A                N/A
Dec 1949               N/A          N/A                N/A
Dec 1950               N/A          N/A                N/A
Dec 1951               N/A          N/A                N/A
Dec 1952               N/A          N/A                N/A
Dec 1953               N/A          N/A                N/A
Dec 1954               N/A          N/A                N/A
Dec 1955               N/A          N/A                N/A
Dec 1956               N/A          N/A                N/A
Dec 1957               N/A          N/A                N/A
Dec 1958               N/A          N/A                N/A
Dec 1959               N/A          N/A                N/A
Dec 1960               N/A          N/A                N/A
Dec 1961               N/A          N/A                N/A

                                   MSCI               MSCI
                      MSCI        WORLD        WORLD TELE-
                     WORLD       HEALTH      COMMUNICATION
                FINANCIALS         CARE           SERVICES
                     INDEX        INDEX              INDEX
-----------------------------------------------------------
Dec 1962               N/A          N/A                  N/A
Dec 1963               N/A          N/A                  N/A
Dec 1964               N/A          N/A                  N/A
Dec 1965               N/A          N/A                  N/A
Dec 1966               N/A          N/A                  N/A
Dec 1967               N/A          N/A                  N/A
Dec 1968               N/A          N/A                  N/A
Dec 1969               N/A          N/A                  N/A
Dec 1970               N/A          N/A                  N/A
Dec 1971               N/A          N/A                  N/A
Dec 1972               N/A          N/A                  N/A
Dec 1973               N/A          N/A                  N/A
Dec 1974               N/A          N/A                  N/A
Dec 1975               N/A          N/A                  N/A
Dec 1976               N/A          N/A                  N/A
Dec 1977               N/A          N/A                  N/A
Dec 1978               N/A          N/A                  N/A
Dec 1979               N/A          N/A                  N/A
Dec 1980               N/A          N/A                  N/A
Dec 1981               N/A          N/A                  N/A
Dec 1982               N/A          N/A                  N/A
Dec 1983               N/A          N/A                  N/A
Dec 1984               N/A          N/A                  N/A
Dec 1985               N/A          N/A                  N/A
Dec 1986               N/A          N/A                  N/A
Dec 1987               N/A          N/A                  N/A
Dec 1988               N/A          N/A                  N/A
Dec 1989               N/A          N/A                  N/A
Dec 1990               N/A          N/A                  N/A
Dec 1991               N/A          N/A                  N/A
Dec 1992               N/A          N/A                  N/A
Dec 1993               N/A          N/A                  N/A
Dec 1994               N/A          N/A                  N/A
Dec 1995               N/A          N/A                  N/A
Dec 1996               N/A          N/A                  N/A
Dec 1997               N/A          N/A                  N/A
Dec 1998               N/A          N/A                  N/A
Dec 1999              8.57       -10.08                44.66
Dec 2000             10.62        26.96               -42.49



Source: Lipper, Inc., Ibbotson Associates and The Wall Street Journal

21.      APPENDIX D - OTHER PIONEER INFORMATION


The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.


As of December 31, 2000, Pioneer and its investment management affiliates employed a professional investment staff of approximately 150.



Total assets of all Pioneer's U.S. mutual funds at December 31, 2000, were over $22 billion representing 1,345,985 shareholder accounts, including 830,459 non-retirement accounts and 515,526 retirement accounts.




                                   EXHIBIT B


                         PIONEER EMERGING MARKETS FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  Class A, Class B, Class C and Class Y Shares


                                  April 2, 2001

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus and its Class Y shares prospectus, each dated April 2, 2001, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended November 30, 2000 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Fund History.............................................................2
2.   Investment Policies, Risks and Restrictions..............................2
3.   Management of the Fund..................................................20
4.   Investment Adviser......................................................24
5.   Principal Underwriter and Distribution Plans............................26
6.   Shareholder Servicing/Transfer Agent....................................30
7.   Custodian...............................................................30
8.   Independent Public Accountants..........................................31
9.   Portfolio Transactions..................................................31
10.  Description of Shares...................................................32
11.  Sales Charges...........................................................34
12.  Redeeming Shares........................................................37
13.  Telephone Transactions..................................................38
14.  Pricing of Shares.......................................................40
15.  Tax Status..............................................................40
16.  Investment Results......................................................46
17.  Financial Statements....................................................47
18.  Appendix A - Annual Fee, Expense and Other Information..................49
19.  Appendix B - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings.............................................52
20.  Appendix C - Performance Statistics.....................................58
21.  Appendix D - Other Pioneer Information..................................77

1. FUND HISTORY

The fund is a diversified open-end management investment company. The fund was organized as a Delaware business trust on March 23, 1994.

2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Primary Investments

Under normal circumstances, at least 65% of the fund's total assets are invested in securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers. For purposes of the fund's investments, "emerging countries" are countries with economies or securities markets that are not considered by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, to be developed. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries. The fund may also invest up to 35% of its total assets in equity and debt securities of companies in developed countries, other than the U.S., and of such countries' governmental issuers and in short-term investments. Although the fund may invest in both equity and debt securities, Pioneer expects that equity and equity-related securities will constitute the majority of the fund's assets.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.


Debt Securities Selection

In selecting fixed income securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Obligations of Non-U.S. Governments

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks which are not present when investing in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Brady Bonds

The fund may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designated to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix B for a description of rating categories. The fund may invest in debt securities rated "D" or better.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.


Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Short-Term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by international or domestic companies which have issued similar securities that are rated A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S. or non-U.S. countries with securities outstanding that are rated A-1, AA or better by Standard & Poor's; obligations of comparable quality issued or guaranteed by the U.S. government or the government of a non-U.S. country or their respective agencies or instrumentalities; and repurchase agreements. These securities may be denominated in U.S. dollars or in non-U.S. currencies.

Risks of Non-U.S. Investments


Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. or other developed markets. Emerging countries are generally considered to have emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.


Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.


Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.


Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. Because the fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the fund's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the fund. Even if the fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the fund's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Economic Monetary Union (EMU). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.


Investments in Depositary Receipts. The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.


ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Russian Depositary Trust Certificates ("RDCs") are offered through a unit trust with one or more sub-trusts in which each RDC represents a fractional undivided beneficial interest in a specific sub-trust. Each sub-trust holds as its only assets the shares of a single Russian issuer. RDCs are generally not denominated in the same currency as the underlying security that they represent. Voting rights for an RDC holder of any Russian company are not direct and the trust votes in accordance with the wishes of the majority of the RDC holders of such company. RDCs are subject to the risks inherent in a direct investment in any Russian issuer's shares, including the possibility of adverse changes in the Russian government and Russian securities regulations, and certain RDC-specific risks such as custodial, title and registration risk and the volatility of the Russian secondary securities market. RDCs are considered to be Rule 144A securities under the 1933 Act.

For purposes of the fund's investment policies, investments in ADRs, GDRs, RDCs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements


The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.


Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities


The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets. See "Asset Segregation."


Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See Appendix A for the fund's annual portfolio turnover rate.

Foreign Currency Transactions


The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.


Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.


Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Investment Restrictions


The fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) during the current fiscal year.

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:


(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the fund's investment policy, and the pledge, mortgage or hypothecation of the fund's assets within the meaning of paragraph
(3) below are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the fund's total assets (including the amount borrowed) taken at market value. The fund will not use leverage to attempt to increase income. The fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the fund's total assets.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter for purposes of the 1993 Act.

(5) Purchase or sell real estate, except that the fund may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

(6) Make loans, except that the fund may lend portfolio securities in accordance with the fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

(8) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.


It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. A fund's investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's net assets. The fund's policy on industry concentration does not apply to investments in U.S. government securities.


Non-Fundamental Investment Restrictions. The following lists non-fundamental investment restrictions applicable to the fund. These non-fundamental restrictions may be changed by a vote of the Board of Trustees without shareholder approval. The fund may not: (a) purchase securities "on margin" or effect "short sales" of securities or (b) invest for the purpose of exercising control over or management of any company.

3. MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, DOB: June
1926

Director-Deputy Chairman of Pioneer Global Asset Management S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer and Pioneer Global Funds Distributor, Ltd.; President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc; and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).


MARY K. BUSH, Trustee, DOB: April 1948
4201 Cathedral Avenue, NW, Washington, DC 20016

President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation (industrial identification and specialty coated material products manufacturer); Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds.


RICHARD H. EGDAHL, M.D., Trustee, DOB: December 1926

Boston University Healthcare Entrepreneurship Program, 53 Bay State Road, Boston, MA 02215
Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, Trustee, DOB: May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME 04650

Founding Director, The Winthrop Group, Inc. (consulting firm); and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, Trustee, DOB: May 1948
One Boston Place, 26th Floor, Boston, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944

Chief Executive Officer-Pioneer US of PGAM; Director, Chief Executive Officer and President of PIM-USA; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of Pioneer; Director of Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and PIntl; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.


STEPHEN K. WEST, Trustee, DOB: September 1928
125 Broad Street, New York, NY 10004

Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; and Trustee of all of the Pioneer mutual funds.


JOHN WINTHROP, Trustee, DOB: June 1936

One North Adgers Wharf, Charleston, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds.


JOSEPH P. BARRI, Secretary, DOB: August 1946

Corporate Secretary of PIM-USA and most of its subsidiaries until October 2000; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, Treasurer, DOB: June 1945
Vice President-Fund Accounting and Custody Services of PIM-USA (Manager from September 1996 to February 1999); and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer from June 1999 to November 2000).

LUIS I. PRESUTTI, Assistant Treasurer, DOB: April 1965
Assistant Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

JOHN F. DALY III, Assistant Treasurer, DOB: August 1965
Global Custody and Settlement Division Manager of PIM-USA; and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

DOROTHY E. BOURASSA, Assistant Secretary, DOB: January 1948
Senior Vice President-Legal and Secretary of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.


The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


All of the outstanding capital stock of PFD, Pioneer and PIMSS is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                                        Investment                Principal
Fund Name                                               Adviser                   Underwriter
Pioneer International Growth Fund                       Pioneer                   PFD
Pioneer Europe Fund                                     Pioneer                   PFD
Pioneer World Equity Fund                               Pioneer                   PFD
Pioneer Emerging Markets Fund                           Pioneer                   PFD
Pioneer Indo-Asia Fund                                  Pioneer                   PFD
Pioneer Mid-Cap Value Fund                              Pioneer                   PFD
Pioneer Mid-Cap Fund                                    Pioneer                   PFD
Pioneer Growth Shares                                   Pioneer                   PFD
Pioneer Small Company Fund                              Pioneer                   PFD
Pioneer Independence Fund                               Pioneer                   Note 1
Pioneer Micro-Cap Fund                                  Pioneer                   PFD

Pioneer Balanced Fund                                   Pioneer                   PFD
Pioneer Equity-Income Fund                              Pioneer                   PFD
Pioneer Fund                                            Pioneer                   PFD
Pioneer II                                              Pioneer                   PFD
Pioneer Real Estate Shares                              Pioneer                   PFD
Pioneer Limited Maturity Bond Fund                      Pioneer                   PFD
Pioneer America Income Trust                            Pioneer                   PFD
Pioneer Bond Fund                                       Pioneer                   PFD
Pioneer Tax-Free Income Fund                            Pioneer                   PFD
Pioneer Cash Reserves Fund                              Pioneer                   PFD
Pioneer Strategic Income Fund                           Pioneer                   PFD
Pioneer Tax-Managed Fund                                Pioneer                   PFD
Pioneer High Yield Fund                                 Pioneer                   PFD
Pioneer Science & Technology Fund                       Pioneer                   PFD
Pioneer Europe Select Fund                              Pioneer                   PFD
Pioneer Global Financials Fund                          Pioneer                   PFD
Pioneer Global Health Care Fund                         Pioneer                   PFD
Pioneer Global Telecoms Fund                            Pioneer                   PFD
Pioneer Interest Shares                                 Pioneer                   Note 2
Pioneer Variable Contracts Trust                        Pioneer                   Note 3


Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.


Note 3 This is a series of 16 separate portfolios designed to provide investment tttrvehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


Share Ownership

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

Compensation of Officers and Trustees


The fund pays no salaries or compensation to any of its officers. Effective October 3, 2000, the Pioneer U.S. mutual funds compensate their Trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., independent trustees) an annual base fee calculated on the basis of the fund's net assets.

o each fund with assets less than $250 million pays each independent Trustee an annual fee of $1,000.

o each fund, regardless of its assets, pays each Trustee affiliated with Pioneer an annual fee of $500 (Pioneer reimburses the fund for these fees).

o each fund with assets greater than $250 million pays each independent Trustee who serves on each board committee an annual committee fee based the fund's net assets (with additional compensation for chairpersons of such committees).

Prior to October 3, 2000, the fund compensated each independent Trustee with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that were based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.


Sales Loads. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.

4. INVESTMENT ADVISER


The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a majority owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above).


As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.


Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 1.25% of the fund's average daily net assets. The fee is computed and accrued daily and paid monthly.


See the table in Appendix A for management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Appendix A for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter


PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

          o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

          o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.


Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.


No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito's subsidiaries.


Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6. SHAREHOLDER SERVICING/TRANSFER AGENT


The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $25.25 for each Class A, Class B, Class C and Class Y shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.


7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B, Class C or Class Y shares.


The fund's Agreement and Declaration of Trust, dated as of March 23, 1994 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class A shares, Class B shares, Class C shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. A copy of the fund's Certificate of Trust, also dated March 23, 1994, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.


In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.


The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11. SALES CHARGES


The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y as described in the prospectus.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ----------------------
                                            Offering          Net Amount        Dealer
Amount of Purchase                          Price             Invested          Reallowance
Less than $50,000                           5.75              6.10              5.00
$50,000 but less than $100,000              4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 but less than $1,000,000           2.00              2.04              1.75
$1,000,000 or more                          0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.


If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.


Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                           CDSC as a % of Dollar
Year Since Purchase                        Amount Subject to CDSC
First                                               4.0
Second                                              4.0
Third                                               3.0
Fourth                                              3.0
Fifth                                               2.0
Sixth                                               1.0
Seventh and thereafter                              0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.


For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments made during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of

Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. PFD will reallow to participating broker/dealers the entire sales charge for all sales of Class A shares of the above listed funds for orders placed for IRA accounts from January 2, 2001 through April 30, 2001. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all shares sold by a dealer during a particular period. PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold to IRA accounts from January 2, 2001 through April 30, 2001. PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class C shares sold to IRA accounts from January 2, 2001 through April 30, 2001. PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.


12. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C Shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.


A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.


13. TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone (Class Y shares may not be purchased by telephone). See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m.(Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480between 9:00 a.m. and 6:00 p.m.) Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.


To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.


FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.


FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

15. TAX STATUS

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.


If the fund acquires any equity interest (under future Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.

Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


Effective for 2001, the fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If the fund makes such an election, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are eventually sold by the fund on or after January 3, 2006. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if the fund makes such an election, it will be treated for U.S. federal income tax purposes as if it had sold such stocks or securities on January 2, 2001 and reacquired them on the same date. As a result, the fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the fund to have difficulty obtaining cash to satisfy its distribution requirements. The fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the fund's tax liability and to maximize its return from these investments.


For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold fund shares as capital assets may be eligible to make an irrevocable U.S. federal income tax election relating to certain fund shares that would reduce the applicable federal capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the fund) at the current applicable federal capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, No portion of the fund's distributions from net capital gain will qualify for this deduction.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual tax liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.


Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund (not in excess of the tax actually owed by the fund) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 31% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


16. INVESTMENT RESULTS

Quotations, Comparisons and General Information


From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index, the MSCI Europe, Australasia, Far East ("EAFE") Index, unmanaged indexes of international stock markets, or any of the other country indexes or regional indexes prepared by MSCI; Standard & Poor's 500 Stock Index (the "S&P 500"), an unmanaged index of common stocks; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange; or any other appropriate index.


In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectuses, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Standardized Average Annual Total Return Quotations

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

              (n)
         P(1+T) = ERV

Where:

     P     =   a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period;
               for Class Y shares, no sales load or CDSC applies

     T     =   average annual total return

     n     =   number of years

     ERV   =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17. FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended November 30, 2000 from the fund's annual report filed with the SEC on January 16, 2001 (Accession No. 0000921023-01-000001) are incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectuses, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover


The fund's annual portfolio turnover rate was 139% for the fiscal year ended November 30, 2000.


Share Ownership


As of February 28, 2001, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of February 28, 2001:



Record Holder                                      Share Class       Number of Shares          % of Class
Frank Russell Trust Co.                            Class A           569,312                   6.11
UAL Pilots Directed Account Plan
909 A Street
Tacoma, WA 98402-5111

Merrill Lynch, Pierce, Fenner & Smith for the      Class B           646,427                   16.07
Sole Benefit of its Customers                      Class C           251,137                   16.85
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Banc One Securities Corp.                          Class C           83,423                    5.59
FBO The One Investment Solution
1111 Polaris Parkway
Columbus, OH 43271-1244

Lauer & Co.                                        Class Y           4,088,944                 95.16
c/o The Glenmede Trust Company
1 Liberty Place, Suite 1200
1650 Market Street
Philadelphia, PA 19103-7301


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                           Aggregate       Pension or Retirement    Total Compensation from
                                           Compensation    Benefits Accrued as      the Fund and Other
Name of Trustee                            from Fund*      Part of Fund Expenses    Pioneer Mutual Funds**
John F. Cogan, Jr.***                           $583.33                       $0                 $21,000.00
Mary K. Bush                                   2,706.42                        0                 108,498.75
Richard H. Egdahl, M.D.                        2,645.67                        0                 106,311.75
Margaret B.W. Graham                           2,701.58                        0                 110,624.50
John W. Kendrick****                           1,309.08                        0                  37,425.00
Marguerite A. Piret                            2,973.42                        0                 130,749.50
David D. Tripple***                              583.33                        0                  20,500.00
Stephen K. West                                2,740.00                        0                 118,948.75
John Winthrop                                  2,798.42                        0                 116,998.50
                                             ----------                       --                -----------
                                             $19,041.25                       $0                $771,056.75



*    For the fiscal year ended November 30, 2000.
**   For the calendar year ended December 31, 2000.
*** Under the management contract, Pioneer reimburses the fund for any Trustees fees paid by the fund. In addition to the fund, there are 45 other funds in the Pioneer Family of Funds.
**** Mr. Kendrick resigned as a Trustee effective May 8, 2000.


Management Fees the Fund Paid or Owed Pioneer

For the Fiscal Years Ended November 30,


   2000                         1999                         1998

$3,351,434                   $1,624,774                   $2,121,803*

-------------
*An expense limitation was in effect during the year ended November 30, 1998. In the absence of the expense limitation, the fund would have paid $2,129,694 in management fees for the period.


Fees the Fund Paid to Pioneer under the Administration Agreement effective October 9, 1998


For the Fiscal Years Ended November 30,

  2000                            1999

$84,693                         $14,894


Carryover of Distribution Expenses


As of December 31, 2000 there was a carryover of distribution expenses in the amount of $71,386 under the Class A Plan.

Approximate Net Underwriting Commissions Retained by PFD

For the Fiscal Years Ended November 30,


  2000                            1999                         1998

$32,000                         $25,000                      $50,000


Approximate Commissions Reallowed to Dealers

For the Fiscal Years Ended November 30,


  2000                            1999                         1998

$599,000                       $182,000                     $371,000


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended November 30, 2000


Class A Plan                    Class B Plan                 Class C Plan


$326,385                        $698,080                     $171,483


CDSCs


During the fiscal year ended November 30, 2000, CDSCs in the amount of $324,402 were paid to PFD.


Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)

For the Fiscal Years Ended November 30,


   2000                            1999                         1998

$1,189,000                      $1,662,000                   $2,432,000


Capital Loss Carryforwards as of November 30, 1999


At November 30, 2000, the fund had a capital loss carryforward of $9,796,063 which will expire in 2006 if not used.

Average Annual Total Returns (November 30, 2000)

                                                   Average Annual Total Return (%)
                                                     Five     Ten        Since           Inception
Class of Shares                        One Year      Years    Years      Inception       Date
Class A Shares                          -26.09       0.91     N/A        -0.26           06/23/94
Class B Shares                          -25.41       1.15     N/A        -0.26           06/23/94
Class C Shares                          -22.03        N/A     N/A        -0.11           01/31/96
Class Y Shares                          -21.16        N/A     N/A        -1.67           04/09/98

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1


Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.




Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

---------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.


Moody's Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.





Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition

Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Moody's Preferred Stock Ratings


Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of Moody's familiar bond rating symbols in the quality ranking of preferred stock. These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX C - PERFORMANCE STATISTICS


                          Pioneer Emerging Markets Fund

                                 Class A Shares

                                                                          Net Asset       Initial Net
              Initial        Offering     Sales Charge     Shares         Value Per       Asset
Date          Investment     Price        Included         Purchased      Share           Value
6/23/94       $10,000        $13.26       5.75%            754.148        $12.50          $9,425

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                                From Capital               From
                                  From                 Gains          Dividends                   Total
Date                        Investment            Reinvested         Reinvested                   Value
12/31/94                        $8,809                   $61                $41                  $8,911
12/31/95                        $8,990                   $99                $42                  $9,131
12/31/96                        $9,985                  $723                $46                 $10,754
12/31/97                        $9,940                $1,829                $46                 $11,815
12/31/98                        $6,651                $1,336                $31                  $8,018
12/31/99                       $12,707                $2,552                $59                 $15,318
12/31/00                        $8,424                $1,692                $39                 $10,155


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                          Pioneer Emerging Markets Fund
                                 Class B Shares

                                                                          Net Asset       Initial Net
              Initial        Offering     Sales Charge     Shares         Value Per       Asset
Date          Investment     Price        Included         Purchased      Share           Value
6/23/94       $10,000        $12.50       0.00%            800.000        $12.50          $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                            From               From
                      From         Capital Gains          Dividends      CDSC if        Total
Date            Investment            Reinvested         Reinvested     Redeemed        Value      CDSC %
12/31/94            $9,312                   $65                $24         $372       $9,029        4.00
12/31/95            $9,456                  $105                $25         $378       $9,208        4.00
12/31/96           $10,416                  $764                $27         $300      $10,907        3.00
12/31/97           $10,272                $1,929                $27         $300      $11,928        3.00
12/31/98            $6,608                $1,396                $18         $132       $7,890        2.00
12/31/99           $12,912                $2,648                $34         $100      $15,494        1.00
12/31/00            $8,480                $1,739                $22           $0      $10,241        0.00


                                 Class C Shares

                                                                          Net Asset       Initial Net
              Initial        Offering     Sales Charge     Shares         Value Per       Asset
Date          Investment     Price        Included         Purchased      Share           Value
1/31/96       $10,000        $13.22       0.00%            756.429        $13.22          $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                            From               From
                      From         Capital Gains          Dividends      CDSC if      Total
Date            Investment            Reinvested         Reinvested     Redeemed      Value      CDSC %
12/31/96            $9,841                  $604                 $0          $98    $10,347        1.00
12/31/97            $9,705                $1,692                 $0           $0    $11,397        0.00
12/31/98            $6,422                $1,229                 $0           $0      $7651        0.00
12/31/99           $12,110                $2,318                 $0           $0    $14,428        0.00
12/31/00            $7,973                $1,526                 $0           $0     $9,499        0.00


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                          Pioneer Emerging Markets Fund
                                 Class Y Shares

                                                                          Net Asset
              Initial          Offering    Sales Charge    Shares         Value Per      Initial Net
Date          Investment       Price       Included        Purchased      Share          Asset Value
4/9/98        $10,000          $14.55      0.00%           687.285        $14.55         $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                             From             From
                           From     Capital Gains        Dividends         Total
Date                 Investment        Reinvested       Reinvested         Value
12/31/98                 $6,103               $86               $0        $6,189
12/31/99                $11,739              $165               $0       $11,904
12/31/00                 $7,821              $110               $0        $7,931


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

Comparative Performance Index Descriptions

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

Dow Jones Industrial Average. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. Small Stock Index. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. Inflation. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA Indexes. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

Merrill Lynch Micro-Cap Index. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

Merrill Lynch High Yield Master II Index. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

Merrill Lynch Index of Convertible Bonds (Speculative Quality). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard & Poor's ratings.


Long-Term U.S. Government Bonds. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

Intermediate-Term U.S. Government Bonds. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.


Morgan Stanley Capital International ("MSCI") Indices. These indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. The Free indices exclude shares which are not readily purchased by non-local investors. These indices are unmanaged. MSCI covers thousands of securities in 51 stock markets around the world. Several Pioneer mutual funds that invest in international securities compare their performance to various MSCI indices.


6-Month CDs. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

Long-Term U.S. Corporate Bonds. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.


Lehman Brothers Government/Credit Bond Index - Intermediate. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.


U.S. (30-Day) Treasury Bills. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.


National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

Russell U.S. Equity Indexes. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $5.1 billion. The Russell 2500(TM) Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $958.8 million, and the largest company in the index has an approximate market capitalization of $4 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.5 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $14.1 billion. The smallest company in the index has an approximate market capitalization of $1.6 billion. The Russell Midcap(R) Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $13 billion. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.


Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of July 31, 2000, 112 companies were included in the index, with a total market cap of $133.753 billion. At December 31, 2000, the companies in the index were 92.92% equity and hybrid REITs and 7.08% REOCs.


Standard & Poor's MidCap 400 Index. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

Lipper Indexes. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.


Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is a recognized measure of the performance of the U.S. investment grade fixed rate bond market.


Bank Savings Account. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Nasdaq Composite Index. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. The Nasdaq Composite includes over 5,000 companies and is one of the most widely followed and quoted major market indices because it is so broad-based.


Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PIM-USA

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   Dow                                 S&P/          S&P/       Merrill
                                 Jones   U.S. Small                   BARRA         BARRA         Lynch
                      S&P   Industrial        Stock        U.S.         500           500     Micro-Cap
                      500      Average        Index   Inflation      Growth         Value         Index
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A          N/A          N/A         N/A         N/A           N/A           N/A
Dec 1926              N/A          N/A         0.28       -1.49         N/A           N/A           N/A
Dec 1927              N/A          N/A        22.10       -2.08         N/A           N/A           N/A
Dec 1928            43.60          N/A        39.69       -0.97         N/A           N/A           N/A
Dec 1929            -8.55          N/A       -51.36        0.20         N/A           N/A           N/A
Dec 1930           -24.78          N/A       -38.15       -6.03         N/A           N/A           N/A
Dec 1931           -43.13          N/A       -49.75       -9.52         N/A           N/A           N/A
Dec 1932            -8.26          N/A        -5.39      -10.30         N/A           N/A           N/A
Dec 1933            54.20          N/A       142.87        0.51         N/A           N/A           N/A
Dec 1934            -1.52          N/A        24.22        2.03         N/A           N/A           N/A
Dec 1935            47.61          N/A        40.19        2.99         N/A           N/A           N/A
Dec 1936            33.74          N/A        64.80        1.21         N/A           N/A           N/A
Dec 1937           -34.73          N/A       -58.01        3.10         N/A           N/A           N/A
Dec 1938            30.76          N/A        32.80       -2.78         N/A           N/A           N/A
Dec 1939            -0.38          N/A         0.35       -0.48         N/A           N/A           N/A
Dec 1940            -9.77          N/A        -5.16        0.96         N/A           N/A           N/A
Dec 1941           -11.59          N/A        -9.00        9.72         N/A           N/A           N/A
Dec 1942            20.15          N/A        44.51        9.29         N/A           N/A           N/A
Dec 1943            25.63          N/A        88.37        3.16         N/A           N/A           N/A
Dec 1944            19.53          N/A        53.72        2.11         N/A           N/A           N/A
Dec 1945            36.31          N/A        73.61        2.25         N/A           N/A           N/A
Dec 1946            -8.02          N/A       -11.63       18.16         N/A           N/A           N/A
Dec 1947             5.63          N/A         0.92        9.01         N/A           N/A           N/A
Dec 1948             5.37          N/A        -2.11        2.71         N/A           N/A           N/A
Dec 1949            18.60          N/A        19.75       -1.80         N/A           N/A           N/A
Dec 1950            31.46          N/A        38.75        5.79         N/A           N/A           N/A
Dec 1951            23.97          N/A         7.80        5.87         N/A           N/A           N/A
Dec 1952            18.16          N/A         3.03        0.88         N/A           N/A           N/A
Dec 1953            -0.94          N/A        -6.49        0.62         N/A           N/A           N/A
Dec 1954            52.27          N/A        60.58       -0.50         N/A           N/A           N/A
Dec 1955            31.41          N/A        20.44        0.37         N/A           N/A           N/A
Dec 1956             6.48          N/A         4.28        2.86         N/A           N/A           N/A
Dec 1957           -10.72          N/A       -14.57        3.02         N/A           N/A           N/A
Dec 1958            43.15          N/A        64.89        1.76         N/A           N/A           N/A
Dec 1959            11.95          N/A        16.40        1.50         N/A           N/A           N/A
Dec 1960             0.45        -6.12        -3.29        1.48         N/A           N/A           N/A
Dec 1961            26.88        22.64        32.09        0.67         N/A           N/A           N/A
Dec 1962            -8.66        -7.46       -11.90        1.22         N/A           N/A           N/A
Dec 1963            22.76        20.86        23.57        1.65         N/A           N/A           N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   Dow                                 S&P/          S&P/       Merrill
                                 Jones   U.S. Small                   BARRA         BARRA         Lynch
                      S&P   Industrial        Stock        U.S.         500           500     Micro-Cap
                      500      Average        Index   Inflation      Growth         Value         Index
-------------------------------------------------------------------------------------------------------
Dec 1964            16.43        18.92        23.52        1.19         N/A           N/A           N/A
Dec 1965            12.46        14.39        41.75        1.92         N/A           N/A           N/A
Dec 1966           -10.02       -15.85        -7.01        3.35         N/A           N/A           N/A
Dec 1967            23.89        19.22        83.57        3.04         N/A           N/A           N/A
Dec 1968            11.04         7.94        35.97        4.72         N/A           N/A           N/A
Dec 1969            -8.40       -11.84       -25.05        6.11         N/A           N/A           N/A
Dec 1970             3.89         9.28       -17.43        5.49         N/A           N/A           N/A
Dec 1971            14.22         9.89        16.50        3.36         N/A           N/A           N/A
Dec 1972            18.96        18.52         4.43        3.41         N/A           N/A           N/A
Dec 1973           -14.67       -13.29       -30.90        8.80         N/A           N/A           N/A
Dec 1974           -26.31       -23.73       -19.95       12.20         N/A           N/A           N/A
Dec 1975            37.14        44.87        52.82        7.01       31.72         43.38           N/A
Dec 1976            23.81        22.93        57.38        4.81       13.84         34.93           N/A
Dec 1977            -7.19       -12.84        25.38        6.77      -11.82         -2.57           N/A
Dec 1978             6.52         2.81        23.46        9.03        6.78          6.16         27.76
Dec 1979            18.45        10.68        43.46       13.31       15.72         21.16         43.18
Dec 1980            32.45        22.13        39.88       12.40       39.40         23.59         32.32
Dec 1981            -4.88        -3.65        13.88        8.94       -9.81          0.02          9.18
Dec 1982            21.50        27.20        28.01        3.87       22.03         21.04         33.62
Dec 1983            22.46        26.05        39.67        3.80       16.24         28.89         42.44
Dec 1984             6.22         1.35        -6.67        3.95        2.33         10.52        -14.97
Dec 1985            31.64        33.62        24.66        3.77       33.31         29.68         22.89
Dec 1986            18.62        27.25         6.85        1.13       14.50         21.67          3.45
Dec 1987             5.18         5.55        -9.30        4.41        6.50          3.68        -13.84
Dec 1988            16.50        16.21        22.87        4.42       11.95         21.67         22.76
Dec 1989            31.59        32.24        10.18        4.65       36.40         26.13          8.06
Dec 1990            -3.11        -0.54       -21.56        6.11        0.20         -6.85        -29.55
Dec 1991            30.34        24.25        44.63        3.06       38.37         22.56         57.44
Dec 1992             7.61         7.40        23.35        2.90        5.07         10.53         36.62
Dec 1993            10.03        16.97        20.98        2.75        1.68         18.60         31.32
Dec 1994             1.36         5.02         3.11        2.67        3.13         -0.63          1.81
Dec 1995            37.44        36.94        34.46        2.54       38.13         37.00         30.70
Dec 1996            22.90        28.91        17.62        3.32       23.98         21.99         13.88
Dec 1997            33.32        24.91        22.78        1.70       36.38         29.99         24.61
Dec 1998            28.52        18.16        -7.31        1.61       42.15         14.68         -6.15
Dec 1999            21.01        27.29        29.79        2.81       28.25         12.72         40.04
Dec 2000            -9.11        -4.69        -3.59        3.86      -22.08          6.08         -6.13

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                     Long-     Intermediate-        MSCI                      Long-           Lehman
                      Term         Term U.S.        EAFE         6-       Term U.S.            Bros.         U.S.
                U.S. Gov't        Government     (Net of      Month       Corporate     Gov't/Credit       T-Bill
                     Bonds             Bonds      Taxes)        CDs           Bonds     Intermediate     (30-Day)
------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A               N/A         N/A        N/A             N/A              N/A          N/A
Dec 1926              7.77              5.38         N/A        N/A            7.37              N/A         3.27
Dec 1927              8.93              4.52         N/A        N/A            7.44              N/A         3.12
Dec 1928              0.10              0.92         N/A        N/A            2.84              N/A         3.56
Dec 1929              3.42              6.01         N/A        N/A            3.27              N/A         4.75
Dec 1930              4.66              6.72         N/A        N/A            7.98              N/A         2.41
Dec 1931             -5.31             -2.32         N/A        N/A           -1.85              N/A         1.07
Dec 1932             16.84              8.81         N/A        N/A           10.82              N/A         0.96
Dec 1933             -0.07              1.83         N/A        N/A           10.38              N/A         0.30
Dec 1934             10.03              9.00         N/A        N/A           13.84              N/A         0.16
Dec 1935              4.98              7.01         N/A        N/A            9.61              N/A         0.17
Dec 1936              7.52              3.06         N/A        N/A            6.74              N/A         0.18
Dec 1937              0.23              1.56         N/A        N/A            2.75              N/A         0.31
Dec 1938              5.53              6.23         N/A        N/A            6.13              N/A        -0.02
Dec 1939              5.94              4.52         N/A        N/A            3.97              N/A         0.02
Dec 1940              6.09              2.96         N/A        N/A            3.39              N/A         0.00
Dec 1941              0.93              0.50         N/A        N/A            2.73              N/A         0.06
Dec 1942              3.22              1.94         N/A        N/A            2.60              N/A         0.27
Dec 1943              2.08              2.81         N/A        N/A            2.83              N/A         0.35
Dec 1944              2.81              1.80         N/A        N/A            4.73              N/A         0.33
Dec 1945             10.73              2.22         N/A        N/A            4.08              N/A         0.33
Dec 1946             -0.10              1.00         N/A        N/A            1.72              N/A         0.35
Dec 1947             -2.62              0.91         N/A        N/A           -2.34              N/A         0.50
Dec 1948              3.40              1.85         N/A        N/A            4.14              N/A         0.81
Dec 1949              6.45              2.32         N/A        N/A            3.31              N/A         1.10
Dec 1950              0.06              0.70         N/A        N/A            2.12              N/A         1.20
Dec 1951             -3.93              0.36         N/A        N/A           -2.69              N/A         1.49
Dec 1952              1.16              1.63         N/A        N/A            3.52              N/A         1.66
Dec 1953              3.64              3.23         N/A        N/A            3.41              N/A         1.82
Dec 1954              7.19              2.68         N/A        N/A            5.39              N/A         0.86
Dec 1955             -1.29             -0.65         N/A        N/A            0.48              N/A         1.57
Dec 1956             -5.59             -0.42         N/A        N/A           -6.81              N/A         2.46
Dec 1957              7.46              7.84         N/A        N/A            8.71              N/A         3.14
Dec 1958             -6.09             -1.29         N/A        N/A           -2.22              N/A         1.54
Dec 1959             -2.26             -0.39         N/A        N/A           -0.97              N/A         2.95
Dec 1960             13.78             11.76         N/A        N/A            9.07              N/A         2.66

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                     Long-     Intermediate-        MSCI                      Long-           Lehman
                      Term         Term U.S.        EAFE         6-       Term U.S.            Bros.         U.S.
                U.S. Gov't        Government     (Net of      Month       Corporate     Gov't/Credit       T-Bill
                     Bonds             Bonds      Taxes)        CDs           Bonds     Intermediate     (30-Day)
------------------------------------------------------------------------------------------------------------------
Dec 1961              0.97              1.85         N/A        N/A            4.82              N/A         2.13
Dec 1962              6.89              5.56         N/A        N/A            7.95              N/A         2.73
Dec 1963              1.21              1.64         N/A        N/A            2.19              N/A         3.12
Dec 1964              3.51              4.04         N/A       4.17            4.77              N/A         3.54
Dec 1965              0.71              1.02         N/A       4.68           -0.46              N/A         3.93
Dec 1966              3.65              4.69         N/A       5.76            0.20              N/A         4.76
Dec 1967             -9.18              1.01         N/A       5.47           -4.95              N/A         4.21
Dec 1968             -0.26              4.54         N/A       6.45            2.57              N/A         5.21
Dec 1969             -5.07             -0.74         N/A       8.70           -8.09              N/A         6.58
Dec 1970             12.11             16.86      -11.66       7.06           18.37              N/A         6.52
Dec 1971             13.23              8.72       29.59       5.36           11.01              N/A         4.39
Dec 1972              5.69              5.16       36.35       5.39            7.26              N/A         3.84
Dec 1973             -1.11              4.61      -14.92       8.60            1.14             3.34         6.93
Dec 1974              4.35              5.69      -23.16      10.20           -3.06             5.86         8.00
Dec 1975              9.20              7.83       35.39       6.51           14.64             9.49         5.80
Dec 1976             16.75             12.87        2.54       5.22           18.65            12.33         5.08
Dec 1977             -0.69              1.41       18.06       6.11            1.71             3.31         5.12
Dec 1978             -1.18              3.49       32.62      10.21           -0.07             2.12         7.18
Dec 1979             -1.23              4.09        4.75      11.90           -4.18             5.99        10.38
Dec 1980             -3.95              3.91       22.58      12.33           -2.76             6.42        11.24
Dec 1981              1.86              9.45       -2.28      15.50           -1.24            10.51        14.71
Dec 1982             40.36             29.10       -1.86      12.18           42.56            26.11        10.54
Dec 1983              0.65              7.41       23.69       9.65            6.26             8.60         8.80
Dec 1984             15.48             14.02        7.38      10.65           16.86            14.37         9.85
Dec 1985             30.97             20.33       56.16       7.82           30.09            18.06         7.72
Dec 1986             24.53             15.14       69.44       6.30           19.85            13.13         6.16
Dec 1987             -2.71              2.90       24.63       6.59           -0.27             3.66         5.47
Dec 1988              9.67              6.10       28.27       8.15           10.70             6.67         6.35
Dec 1989             18.11             13.29       10.54       8.27           16.23            12.77         8.37
Dec 1990              6.18              9.73      -23.45       7.85            6.78             9.16         7.81
Dec 1991             19.30             15.46       12.13       4.95           19.89            14.62         5.60
Dec 1992              8.05              7.19      -12.17       3.27            9.39             7.17         3.51
Dec 1993             18.24             11.24       32.56       2.88           13.19             8.79         2.90
Dec 1994             -7.77             -5.14        7.78       5.40           -5.76            -1.93         3.90
Dec 1995             31.67             16.80       11.21       5.21           27.20            15.33         5.60
Dec 1996             -0.93              2.10        6.05       5.21            1.40             4.05         5.21
Dec 1997             15.85              8.38        1.78       5.71           12.95             7.87         5.26
Dec 1998             13.06             10.21       20.00       5.34           10.76             8.44         4.86
Dec 1999             -8.96             -1.77       26.96       5.43           -7.45             0.39         4.68
Dec 2000             21.48             12.59      -14.17       6.64           12.87            10.12         5.89

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                   NAREIT                  Wilshire                  Lipper           MSCI
                   Equity     Russell   Real Estate                Balanced       Emerging        Bank
                     REIT       2000(R)  Securities         S&P        Fund        Markets     Savings
                    Index       Index         Index         400       Index     Free Index     Account
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1926              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1927              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1928              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1929              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1930              N/A         N/A           N/A         N/A         N/A            N/A        5.30
Dec 1931              N/A         N/A           N/A         N/A         N/A            N/A        5.10
Dec 1932              N/A         N/A           N/A         N/A         N/A            N/A        4.10
Dec 1933              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1934              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1935              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1936              N/A         N/A           N/A         N/A         N/A            N/A        3.20
Dec 1937              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1938              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1939              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1940              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1941              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1942              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1943              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1944              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1945              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1946              N/A         N/A           N/A         N/A         N/A            N/A        2.20
Dec 1947              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1948              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1949              N/A         N/A           N/A         N/A         N/A            N/A        2.40
Dec 1950              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1951              N/A         N/A           N/A         N/A         N/A            N/A        2.60
Dec 1952              N/A         N/A           N/A         N/A         N/A            N/A        2.70
Dec 1953              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1954              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1955              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1956              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1957              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1958              N/A         N/A           N/A         N/A         N/A            N/A        3.38
Dec 1959              N/A         N/A           N/A         N/A         N/A            N/A        3.53
Dec 1960              N/A         N/A           N/A         N/A        5.77            N/A        3.86
Dec 1961              N/A         N/A           N/A         N/A       20.59            N/A        3.90

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                   NAREIT                  Wilshire                  Lipper           MSCI
                   Equity     Russell   Real Estate                Balanced       Emerging        Bank
                     REIT       2000(R)  Securities         S&P        Fund        Markets     Savings
                    Index       Index         Index         400       Index     Free Index     Account
-------------------------------------------------------------------------------------------------------
Dec 1962              N/A         N/A           N/A         N/A       -6.80            N/A       4.08
Dec 1963              N/A         N/A           N/A         N/A       13.10            N/A       4.17
Dec 1964              N/A         N/A           N/A         N/A       12.36            N/A       4.19
Dec 1965              N/A         N/A           N/A         N/A        9.80            N/A       4.23
Dec 1966              N/A         N/A           N/A         N/A       -5.86            N/A       4.45
Dec 1967              N/A         N/A           N/A         N/A       15.09            N/A       4.67
Dec 1968              N/A         N/A           N/A         N/A       13.97            N/A       4.68
Dec 1969              N/A         N/A           N/A         N/A       -9.01            N/A       4.80
Dec 1970              N/A         N/A           N/A         N/A        5.62            N/A       5.14
Dec 1971              N/A         N/A           N/A         N/A       13.90            N/A       5.30
Dec 1972             8.01         N/A           N/A         N/A       11.13            N/A       5.37
Dec 1973           -15.52         N/A           N/A         N/A      -12.24            N/A       5.51
Dec 1974           -21.40         N/A           N/A         N/A      -18.71            N/A       5.96
Dec 1975            19.30         N/A           N/A         N/A       27.10            N/A       6.21
Dec 1976            47.59         N/A           N/A         N/A       26.03            N/A       6.23
Dec 1977            22.42         N/A           N/A         N/A       -0.72            N/A       6.39
Dec 1978            10.34         N/A         13.04         N/A        4.80            N/A       6.56
Dec 1979            35.86       43.07         70.81         N/A       14.67            N/A       7.29
Dec 1980            24.37       38.60         22.08         N/A       19.70            N/A       8.78
Dec 1981             6.00        2.03          7.18         N/A        1.86            N/A      10.71
Dec 1982            21.60       24.95         24.47       22.69       30.63            N/A      11.19
Dec 1983            30.64       29.13         27.61       26.08       17.44            N/A       9.71
Dec 1984            20.93       -7.30         20.64        1.18        7.46            N/A       9.92
Dec 1985            19.10       31.05         20.14       35.59       29.83            N/A       9.02
Dec 1986            19.16        5.68         20.30       16.21       18.43            N/A       7.84
Dec 1987            -3.64       -8.80         -7.86       -2.04        4.13            N/A       6.92
Dec 1988            13.49       25.02         24.18       20.87       11.18          40.43       7.20
Dec 1989             8.84       16.26          2.37       35.55       19.70          64.96       7.91
Dec 1990           -15.35      -19.48        -33.46       -5.12        0.66         -10.55       7.80
Dec 1991            35.70       46.04         20.03       50.10       25.83          59.91       4.61
Dec 1992            14.59       18.41          7.36       11.91        7.46          11.40       2.89
Dec 1993            19.65       18.88         15.24       13.95       11.95          74.83       2.73
Dec 1994             3.17       -1.82          1.64       -3.58       -2.05          -7.32       4.96
Dec 1995            15.27       28.45         13.65       30.95       24.89          -5.21       5.24
Dec 1996            35.26       16.50         36.87       19.20       13.05           6.03       4.95
Dec 1997            20.29       22.36         19.80       32.25       20.30         -11.59       5.17
Dec 1998           -17.51       -2.55        -17.43       19.11       15.09         -25.34       4.63
Dec 1999            -4.62       21.26         14.72       14.72        8.98          66.41       5.29
Dec 2000            25.77       -3.02         30.74       17.50        2.39         -30.61       3.71

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                                                           Merrill
                      MSCI     MSCI All                                      Lynch
                       All      Country                     Merrill       Index of                            Lipper
                   Country    (AC) Asia         Lehman        Lynch    Convertible               Lipper     Growth &
                 (AC) Asia      Pacific       Brothers   High Yield          Bonds   Russell     Growth       Income
                      Free         Free      Aggregate    Master II   (Speculative   1000(R)       Fund         Fund
                  ex Japan     ex Japan     Bond Index        Index       Quality)     Index      Index        Index
---------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A       N/A       6.36         3.04
Dec 1961               N/A          N/A            N/A          N/A            N/A       N/A      30.16        26.00

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                                                           Merrill
                      MSCI     MSCI All                                      Lynch
                       All      Country                     Merrill       Index of                            Lipper
                   Country    (AC) Asia         Lehman        Lynch    Convertible               Lipper     Growth &
                 (AC) Asia      Pacific       Brothers   High Yield          Bonds   Russell     Growth       Income
                      Free         Free      Aggregate    Master II   (Speculative   1000(R)       Fund         Fund
                  ex Japan     ex Japan     Bond Index        Index       Quality)     Index      Index        Index
---------------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A            N/A       N/A     -16.84       -11.87
Dec 1963               N/A          N/A            N/A          N/A            N/A       N/A      22.43        19.10
Dec 1964               N/A          N/A            N/A          N/A            N/A       N/A      14.99        15.23
Dec 1965               N/A          N/A            N/A          N/A            N/A       N/A      26.61        19.00
Dec 1966               N/A          N/A            N/A          N/A            N/A       N/A      -1.80        -6.04
Dec 1967               N/A          N/A            N/A          N/A            N/A       N/A      45.31        27.59
Dec 1968               N/A          N/A            N/A          N/A            N/A       N/A      15.34        15.29
Dec 1969               N/A          N/A            N/A          N/A            N/A       N/A     -10.62       -11.80
Dec 1970               N/A          N/A            N/A          N/A            N/A       N/A      -8.57         1.10
Dec 1971               N/A          N/A            N/A          N/A            N/A       N/A      26.17        13.77
Dec 1972               N/A          N/A            N/A          N/A            N/A       N/A      18.08        12.87
Dec 1973               N/A          N/A            N/A          N/A            N/A       N/A     -24.75       -14.27
Dec 1974               N/A          N/A            N/A          N/A            N/A       N/A     -30.73       -20.85
Dec 1975               N/A          N/A            N/A          N/A            N/A       N/A      32.83        34.62
Dec 1976               N/A          N/A          15.60          N/A            N/A       N/A      20.07        25.66
Dec 1977               N/A          N/A           3.04          N/A            N/A       N/A      -2.62        -3.64
Dec 1978               N/A          N/A           1.39          N/A            N/A       N/A      12.53         7.99
Dec 1979               N/A          N/A           1.93          N/A            N/A     22.31      29.29        23.87
Dec 1980               N/A          N/A           2.71          N/A            N/A     31.88      38.67        28.27
Dec 1981               N/A          N/A           6.25          N/A            N/A     -5.10      -6.82        -1.39
Dec 1982               N/A          N/A          32.62          N/A            N/A     20.30      24.04        24.17
Dec 1983               N/A          N/A           8.36          N/A            N/A     22.13      21.35        22.76
Dec 1984               N/A          N/A          15.15          N/A            N/A      4.75      -3.60         4.29
Dec 1985               N/A          N/A          22.10          N/A            N/A     32.27      30.14        28.55
Dec 1986               N/A          N/A          15.26          N/A            N/A     17.87      15.59        17.63
Dec 1987               N/A          N/A           2.76         4.47            N/A      2.94       3.25         2.64
Dec 1988             30.00        30.45           7.89        13.36          16.19     17.23      14.13        18.35
Dec 1989             32.13        21.43          14.53         2.31           9.82     30.42      27.47        23.73
Dec 1990             -6.54       -11.86           8.96        -4.36          -8.61     -4.16      -5.41        -5.99
Dec 1991             30.98        32.40          16.00        39.17          37.53     33.03      36.33        27.75
Dec 1992             21.81         9.88           7.40        17.44          24.06      9.04       7.63         9.63
Dec 1993            103.39        84.94           9.75        16.69          19.37     10.15      11.98        14.62
Dec 1994            -16.94       -12.59          -2.92        -1.03          -6.91      0.38      -1.57        -0.41
Dec 1995              4.00        10.00          18.47        20.46          25.14     37.77      32.65        31.14
Dec 1996             10.05         8.08           3.63        11.27          15.29     22.45      17.53        20.67
Dec 1997            -40.31       -34.20           9.65        13.27          16.76     32.85      28.03        26.88
Dec 1998             -7.79        -4.42           8.69         2.95          12.62     27.02      25.69        13.58
Dec 1999             64.67        49.83          -0.82         2.51          38.91     20.91      27.96        11.86
Dec 2000            -35.22       -29.97          11.63        -5.12          18.86     -7.79     -10.88         0.39

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                              MSCI All      Russell       Russell
                      MSCI         MSCI  Country World      1000(R)       1000(R)         Nasdaq
                    Europe        World   Free ex U.S.       Growth         Value      Composite
                     Index        Index          Index        Index         Index          Index
------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1926               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1927               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1928               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1929               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1930               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1931               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1932               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1933               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1934               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1935               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1936               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1937               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1938               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1939               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1940               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1941               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1942               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1943               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1944               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1945               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1946               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1947               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1948               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1949               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1950               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1951               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1952               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1953               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1954               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1955               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1956               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1957               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1958               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1959               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1960               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1961               N/A          N/A            N/A          N/A           N/A            N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                              MSCI All      Russell       Russell
                      MSCI         MSCI  Country World      1000(R)       1000(R)         Nasdaq
                    Europe        World   Free ex U.S.       Growth         Value      Composite
                     Index        Index          Index        Index         Index          Index
------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1963               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1964               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1965               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1966               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1967               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1968               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1969               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1970            -10.64        -3.09            N/A          N/A           N/A            N/A
Dec 1971             26.33        18.36            N/A          N/A           N/A            N/A
Dec 1972             14.40        22.48            N/A          N/A           N/A          17.18
Dec 1973             -8.77       -15.24            N/A          N/A           N/A         -31.06
Dec 1974            -24.07       -25.47            N/A          N/A           N/A         -35.11
Dec 1975             41.45        32.80            N/A          N/A           N/A          29.76
Dec 1976             -7.80        13.40            N/A          N/A           N/A          26.10
Dec 1977             21.90         0.68            N/A          N/A           N/A           7.33
Dec 1978             21.88        16.52            N/A          N/A           N/A          12.31
Dec 1979             12.31        10.95            N/A        23.91         20.55          28.11
Dec 1980             11.90        25.67            N/A        39.57         24.41          33.88
Dec 1981            -12.46        -4.79            N/A       -11.31          1.26          -3.21
Dec 1982              3.97         9.71            N/A        20.46         20.04          18.67
Dec 1983             20.96        21.93            N/A        15.98         28.28          19.87
Dec 1984              0.62         4.72            N/A        -0.95         10.10         -11.22
Dec 1985             78.93        40.56            N/A        32.85         31.51          31.36
Dec 1986             43.85        41.89            N/A        15.36         19.98           7.36
Dec 1987              3.66        16.16            N/A         5.31          0.50          -5.26
Dec 1988             15.81        23.29          27.90        11.27         23.16          15.41
Dec 1989             28.51        16.61          12.03        35.92         25.19          19.26
Dec 1990             -3.85       -17.02         -22.74        -0.26         -8.08         -17.80
Dec 1991             13.11        18.28          13.96        41.16         24.61          56.84
Dec 1992             -4.71        -5.23         -10.97         5.00         13.81          15.45
Dec 1993             29.28        22.50          34.90         2.90         18.12          14.75
Dec 1994              2.28         5.08           6.63         2.66         -1.99          -3.20
Dec 1995             21.62        20.72           9.94        37.19         38.35          39.92
Dec 1996             21.09        13.48           6.68        23.12         21.64          22.71
Dec 1997             23.80        15.76           2.04        30.49         35.18          21.64
Dec 1998             28.53        24.34          14.46        38.71         15.63          39.63
Dec 1999             15.89        24.93          30.91        33.16          7.35          85.59
Dec 2000             -8.39       -13.18         -15.09       -22.42          7.01         -39.29

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   MSCI               MSCI
                      MSCI        World        World Tele-
                     World       Health      communication
                Financials         Care           Services
                     Index        Index              Index
-----------------------------------------------------------
Dec 1925               N/A          N/A                N/A
Dec 1926               N/A          N/A                N/A
Dec 1927               N/A          N/A                N/A
Dec 1928               N/A          N/A                N/A
Dec 1929               N/A          N/A                N/A
Dec 1930               N/A          N/A                N/A
Dec 1931               N/A          N/A                N/A
Dec 1932               N/A          N/A                N/A
Dec 1933               N/A          N/A                N/A
Dec 1934               N/A          N/A                N/A
Dec 1935               N/A          N/A                N/A
Dec 1936               N/A          N/A                N/A
Dec 1937               N/A          N/A                N/A
Dec 1938               N/A          N/A                N/A
Dec 1939               N/A          N/A                N/A
Dec 1940               N/A          N/A                N/A
Dec 1941               N/A          N/A                N/A
Dec 1942               N/A          N/A                N/A
Dec 1943               N/A          N/A                N/A
Dec 1944               N/A          N/A                N/A
Dec 1945               N/A          N/A                N/A
Dec 1946               N/A          N/A                N/A
Dec 1947               N/A          N/A                N/A
Dec 1948               N/A          N/A                N/A
Dec 1949               N/A          N/A                N/A
Dec 1950               N/A          N/A                N/A
Dec 1951               N/A          N/A                N/A
Dec 1952               N/A          N/A                N/A
Dec 1953               N/A          N/A                N/A
Dec 1954               N/A          N/A                N/A
Dec 1955               N/A          N/A                N/A
Dec 1956               N/A          N/A                N/A
Dec 1957               N/A          N/A                N/A
Dec 1958               N/A          N/A                N/A
Dec 1959               N/A          N/A                N/A
Dec 1960               N/A          N/A                N/A
Dec 1961               N/A          N/A                N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   MSCI                 MSCI
                      MSCI        World          World Tele-
                     World       Health        communication
                Financials         Care             Services
                     Index        Index                Index
-------------------------------------------------------------
Dec 1962               N/A          N/A                  N/A
Dec 1963               N/A          N/A                  N/A
Dec 1964               N/A          N/A                  N/A
Dec 1965               N/A          N/A                  N/A
Dec 1966               N/A          N/A                  N/A
Dec 1967               N/A          N/A                  N/A
Dec 1968               N/A          N/A                  N/A
Dec 1969               N/A          N/A                  N/A
Dec 1970               N/A          N/A                  N/A
Dec 1971               N/A          N/A                  N/A
Dec 1972               N/A          N/A                  N/A
Dec 1973               N/A          N/A                  N/A
Dec 1974               N/A          N/A                  N/A
Dec 1975               N/A          N/A                  N/A
Dec 1976               N/A          N/A                  N/A
Dec 1977               N/A          N/A                  N/A
Dec 1978               N/A          N/A                  N/A
Dec 1979               N/A          N/A                  N/A
Dec 1980               N/A          N/A                  N/A
Dec 1981               N/A          N/A                  N/A
Dec 1982               N/A          N/A                  N/A
Dec 1983               N/A          N/A                  N/A
Dec 1984               N/A          N/A                  N/A
Dec 1985               N/A          N/A                  N/A
Dec 1986               N/A          N/A                  N/A
Dec 1987               N/A          N/A                  N/A
Dec 1988               N/A          N/A                  N/A
Dec 1989               N/A          N/A                  N/A
Dec 1990               N/A          N/A                  N/A
Dec 1991               N/A          N/A                  N/A
Dec 1992               N/A          N/A                  N/A
Dec 1993               N/A          N/A                  N/A
Dec 1994               N/A          N/A                  N/A
Dec 1995               N/A          N/A                  N/A
Dec 1996               N/A          N/A                  N/A
Dec 1997               N/A          N/A                  N/A
Dec 1998               N/A          N/A                  N/A
Dec 1999              8.57       -10.08                44.66
Dec 2000             10.62        26.96               -42.49

Source: Lipper, Inc., Ibbotson Associates and The Wall Street Journal

21. APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.


As of December 31, 2000, Pioneer and its investment management affiliates employed a professional investment staff of approximately 150.

Total assets of all Pioneer's U.S. mutual funds at December 31, 2000, were over $22 billion representing 1,345,985 shareholder accounts, including 830,459 non-retirement accounts and 515,526 retirement accounts.

                                   EXHIBIT C


[logo] PIONEER


Investments(R)

Pioneer
Indo-Asia
Fund

 ANNUAL REPORT 10/31/00

 Table of Contents

-------------------------------------------------------------------------------
-



 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                            9
 Financial Statements                              17
 Notes to Financial Statements                     23
 Report of Independent Public Accountants          30
 Results of Shareowner Meeting                     31
 Trustees, Officers and Service Providers          32
 The Pioneer Family of Mutual Funds                33
 Programs and Services for Pioneer Shareowners     34
 Retirement Plans from Pioneer                     36

Pioneer Indo-Asia Fund
LETTER FROM THE PRESIDENT 10/31/00

 Dear Shareowner,

-------------------------------------------------------------------------------
The year 2000, the last year of the old millennium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millennium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.


An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. All of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareowners, will benefit from this merger.

All of us at Pioneer Investments appreciate your decision to invest with us and look forward to helping you reach your financial goals.


Sincerely,

[GRAPHIC OMITTED]


David Tripple

President

Pioneer Investment Management, Inc.

Pioneer Indo-Asia Fund

PORTFOLIO SUMMARY 10/31/00

 Portfolio Diversification

-------------------------------------------------------------------------------

(As a percentage of total investment portfolio)


[GRAPHIC OMITTED]


 Geographical Distribution

-------------------------------------------------------------------------------
(As a percentage of equity holdings) [GRAPHIC OMITTED]



 10 Largest Holdings

--------------------------------------------------------------------------------
(As a percentage of equity holdings)



  1.     Hutchinson Whampoa Ltd.                       5.44%
  2.    Samsung Electronics Co.                        4.30
  3.     Taiwan Semiconductor Manufacturing Co.        4.05
  4.    Cheung Kong Holdings Ltd.                      3.75
  5.     China Mobile Ltd.                             3.70
  6.    Development Bank of Singapore Ltd.             2.86
  7.     SK Telecom Co., Ltd. (A.D.R.)                 2.56
  8.    United Microelectronic Corp., Ltd.             2.51
  9.     Sun Hung Kai Properties Ltd.                  2.14
 10.    Wharf Holdings Ltd.                            2.11




Fund holdings will vary for other periods.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 10/31/00                            CLASS A SHARES



 Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $ 9.38     $ 11.05





Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -               -




 Investment Returns

-------------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund at public offering price, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.











Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.



Index comparison begins 6/30/94. The Morgan Stanley Capital International
(MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri
Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.



3




         Average Annual Total Returns

           (As of October 31, 2000)

                  Net Asset    Public Offering

Period              Value          Price*


 Life of Fund

 (6/23/94)         -3.13%       -4.02%
 5 Years           2.06         0.85
 1 Year           -15.11       -19.97



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



[plot points:

DATE                                        TOTAL VALUE
   6/30/94                                              9425         10000
   10/31/94                                             9246         11312
   4/30/95                                              7538          9604
   10/31/95                                             6955         10166
   4/30/96                                              8252         11853
   10/31/96                                             5690         10993
   4/30/97                                              6084         10976
   10/31/97                                             5863          7638
   4/30/98                                              5797          6816
   10/31/98                                             5157          5725
   4/30/99                                              7686          8072
   10/31/99                                             9073          8785
   4/30/00                                             10592          9420
   10/31/00                                             7702          7018]



        Pioneer Indo-Asia Fund*
        MSCI All-Country Asia Free
            (Ex-Japan) Index


$7,702


$7,018

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 10/31/00                            CLASS B SHARES



 Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $ 8.94     $ 10.62








Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -               -




 Investment Returns

-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia

Free (Ex-Japan) Index.




Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.



Index comparison begins 6/30/94. The Morgan Stanley Capital International
(MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka,
Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.



4





      Average Annual Total Returns
        (As of October 31, 2000)

                      If          If

Period               Held      Redeemed*


 Life of Fund

 (6/23/94)         -3.87%       -3.87%
 5 Years           1.28         1.09
 1 Year           -15.82       -19.19




* Reflects deduction of the maximum
     applicable contingent deferred sales
     charge (CDSC) at the end of the
     period and assumes reinvestment
     of distributions. The maximum CDSC
     of 4% declines over six years.


[plot points:

DATE                                        TOTAL VALUE
   6/30/94                                             10000         10000
   10/31/94                                             9783         11312
   4/30/95                                              7944          9604
   10/31/95                                             7300         10166
   4/30/96                                              8640         11853
   10/31/96                                             5917         10993
   4/30/97                                              6308         10976
   10/31/97                                             6056          7638
   4/30/98                                              5977          6816
   10/31/98                                             5290          5725
   4/30/99                                              7866          8072
   10/31/99                                             9240          8785
   4/30/00                                             10754          9420
   10/31/00                                             7778          7018]



        Pioneer Indo-Asia Fund*
        MSCI All-Country Asia Free
              (Ex-Japan) Index


$7,778


$7,018

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 10/31/00                            CLASS C SHARES



 Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $ 8.84     $ 10.50






Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -               -




 Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.



Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.


The Morgan Stanley Capital International (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.



5




     Average Annual Total Returns
       (As of October 31, 2000)
                     If          If

Period              Held      Redeemed*


 Life of Fund

 (1/31/96)         2.53%       2.53%

 1 Year           -15.81      -15.81






     * Assumes reinvestment of distribu-tions. The 1% contingent deferred sales charge (CDSC) applies to

     investments sold within one year

     of purchase.





[plot points:

 DATE                                        TOTAL VALUE
   1/31/96                                             10000         10000
   4/30/96                                             12548         10549
   7/31/96                                             10611          9517
   10/31/96                                             8624          9784
   1/31/97                                              8739         10421
   4/30/97                                              9197          9768
   7/31/97                                             10433         10672
   10/31/97                                             8828          6798
   1/31/98                                              7019          5568
   4/30/98                                              8713          6067
   7/31/98                                              7045          4448
   10/31/98                                             7682          5095
   1/31/99                                              8586          5532
   4/30/99                                             11376          7184
   7/31/99                                             13656          7949
   10/31/99                                            13376          7819
   1/31/00                                             17529          9211
   4/30/00                                             15567          8384
   7/31/00                                             14331          7714
   10/31/00                                            11261          6246]







        Pioneer Indo-Asia Fund*
        MSCI All-Country Asia Free
              (Ex-Japan) Index


$11,261



$6,246

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/00



For the fiscal year ended October 31, 2000, Pioneer Indo-Asia Fund's Class A, B and C shares delivered total returns at net asset value of -15.11%, -15.82% and
-15.81% respectively. This performance surpasses the -21.11% return for the MSCI All-Country Asia Free (ex- Japan) Index for the same period.


In the following discussion, the portfolio management team of Mark Madden, Manish Modi and Paul Cloonan address the factors impacting the Fund's performance and the outlook for the Asian markets (excluding Japan).


Q: What is your investment strategy?


A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well-positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various Asian countries, sectors and companies while emphasizing stocks that are attractively valued.


Q: What factors influenced the performance of the Asian equity markets in the year ended October 31, 2000?


A: Despite the continued improvement in most Asian economies, Asian equity markets experienced dramatic corrections this year due to a number of factors. Most significant among these factors were the concerns related to rising interest rates and slowing growth in the United States. These concerns, along with rising oil prices, contributed to global equity market weakness. Asian equity markets reacted negatively to the potential for a slowdown in exports caused by weaker demand from the United States and Europe. Political uncertainty also contributed to equity market weakness in some Asian countries as elections approached or new leadership assumed power.

Pioneer Indo-Asia Fund



    We believe that Asian equity markets already reflect these risks and that prices of many stocks have reached attractively low levels. In some cases, valuations have approached those last seen during the worst of the Asian crisis in 1998. In our view, this market reaction is an opportunity to buy stocks at undervalued prices. We believe that the market is not properly reflecting the substantial improvements in many Asian companies, economies and financial systems that have been made since 1998. The structural and cyclical improvements that have occurred in the last two years have reduced many of the risks of investing in Asia while the prospects for growth have improved. We are, therefore, optimistic that performance of the Asian equity markets will improve.


Q: How are the Asian economies performing this year?


A: All of the major countries in Asia returned to positive growth in 1999 after experiencing very difficult economic conditions during the Asian crisis of 1997-98. The economic recovery is continuing this year. South Korea, China, Taiwan, India, Malaysia and Singapore are showing the strongest economic activity with growth rates expected to be more than 6% this year. We expect the positive growth trends to continue next year, as we expect that Asia (excluding Japan) once again will become one of the fastest growing regions in the world. In addition to strong growth, inflation and interest rates in Asia are relatively low, providing a good environment for equity investing.


    Today, Asian economies are counter-cyclical to the U.S. economy. While the current 10-year expansion of the U.S. economy may be losing momentum, Asian economies are entering their second year of recovery from the recession that was brought on by the Asian currency crisis of 1997-98. Consumer demand has been depressed for the last few years and should recover in the years ahead. In addition, Asia's favorable demographics with its young and growing populations, high savings rates, improved manufacturing expertise and strengthened financial systems provide a good foundation for economic growth and attractive investment opportunities over the next few years.

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/00                           (continued)



Q: What is your outlook?


A: The leading indicators show that the U.S. economy is beginning to decelerate, which should take pressure off the Federal Reserve to increase interest rates. If this trend holds, Asian equity markets could benefit, as long as the slowdown in the United States is not much worse than expected. The uncertainty related to U.S. monetary policy has worked against the performance of Asian equity markets this year. As those uncertainties are resolved investors will refocus on the positive trends in Asian economies such as strong growth, stable inflation rates and relatively low interest rates. Valuation levels of Asian stocks are attractive, and the earnings outlook for Asian businesses is strong; accordingly, we are optimistic about the prospects for favorable investment performance in the coming year.



Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00







   Shares                                                             Value


              PREFERRED STOCKS - 0.9%

681,600       Siam Commercial Bank*                           $  282,645

                                                              ----------
              Total Preferred Stock
              (Cost $558,255)                                 $  282,645

                                                              ----------

              COMMON STOCKS - 99.0%
              Basic Materials - 1.5%
              Chemicals (Specialty) - 0.4%
685,000       Yizheng Chemical Fibre Co., Ltd.                $  124,721

                                                              ----------

              Construction (Cements & Aggregates) - 0.3%

  9,800       Siam Cement Public Co., Ltd.*                   $   92,188

                                                              ----------

              Metals Mining - 0.8%

924,000       Yanzhou Coal Mining (Class H)                   $  245,839

                                                              ----------

              Total Basic Materials                           $  462,748

                                                              ----------

              Capital Goods - 2.4%

              Electrical Equipment - 0.5%

 75,000       Bharat Heavy Electricals Ltd.*                  $  164,185

                                                              ----------

              Engineering & Construction - 0.6%

120,000       Cheung Kong Infrastructure Holdings             $  186,178

                                                              ----------

              Manufacturing (Diversified) - 0.4%

 25,000       Grasim Industries Ltd.                          $  108,496

                                                              ----------

              Trucks and Parts - 0.9%

 60,000       Escorts Ltd.                                    $   92,283

 56,595       Larsen and Tourbo Ltd.                             178,985

    405       Larsen and Tourbo Ltd. (Bonus Shares)                1,281

                                                              ----------

                                                              $  272,549

                                                              ----------

              Total Capital Goods                             $  731,408

                                                              ----------

              Communication Services - 20.0%

              Cellular/Wireless Telecommunications - 14.6%

178,000       China Mobile Ltd.*                              $1,146,878

 13,400       China Mobile Ltd. (A.D.R.)*                        413,725

136,000       Hutchison Whampoa Ltd.                           1,687,139

 31,600       SK Telecom Co., Ltd. (A.D.R.)                      791,975

 12,000       Taiwan Cellular Corp.*                              25,077

269,000       Technology Resources Industries Bhd.               218,032




The accompanying notes are an integral part of these financial statements.
9

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







   Shares
Value


              Cellular/Wireless Telecommunications - (continued)

  42,000      Total Access Communication Ltd.*                    $  133,560

 138,000      United Communications Industry Ltd.                    100,341

                                                                  ----------

                                                                  $4,516,727

                                                                  ----------

              Telecommunications (Long Distance) - 1.0%

 158,000      Asia Satellite Telecommunications Holdings Ltd.     $  320,092

                                                                  ----------

              Telephone - 4.4%

  12,800      Korea Telecom Corp.                                 $  472,000

  90,000      Pacific Century Cyberworks                              69,240

  10,600      Philippine Long Distance Telephone Co. (A.D.R.)        164,300

  34,500      PT Indosat Indonesian Satellite Corp. (A.D.R.)         243,656

  65,176      Telekomunik Indonesia (A.D.R.)                         342,174

   8,700      Videsh Sanchar Nigam Ltd. (A.D.R.)                      64,163

                                                                  ----------

   2,900      Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)               21,206

                                                                  ----------

                                                                  $1,376,739

                                                                  ----------

              Total Communication Services                        $6,213,558

                                                                  ----------

              Consumer Cyclicals - 8.3%

              Auto Parts & Equipment - 1.0%

  12,500      Halla Climate Control Co.                           $  295,604

                                                                  ----------

              Automobiles - 0.4%

  27,000      Mahindra & Mahindra Ltd.                            $   73,833

  14,000      Mahindra & Mahindra Ltd. (G.D.R.)                       38,500

                                                                  ----------

                                                                  $  112,333

                                                                  ----------

              Leisure Time (Products) - 0.6%

 150,000      Berjaya Sports Toto Bhd.                            $  197,368

                                                                  ----------

              Publishing (Newspapers) - 2.4%

  14,200      Singapore Press Holdings                            $  202,938

 630,000      South China Morning Post Ltd.                          432,171

  33,500      Star Publications Inc.                                 105,789

                                                                  ----------

                                                                  $  740,898

                                                                  ----------

              Retail (Deptartment Stores) - 0.4%

   3,000      Shinsegae Department Store Co.                      $  138,198

                                                                  ----------

              Retail (General Merchandise) - 0.8%

   2,500      LG Home Shopping Inc.                               $  150,330

   4,400      39Shopping Corp.                                        84,132

                                                                  ----------

                                                                  $  234,462

                                                                  ----------




10    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund









   Shares                                                             Value


              Retail (Specialty Apparel) - 0.5%

  250,000     Giordano International Ltd.                     $  146,653

                                                              ----------

              Retail (Specialty) - 0.1%

  130,548     CCT Multimedia Holdings Ltd.                    $    4,068

                                                              ----------

              Services (Advertising/Marketing) - 0.9%

    2,200     Cheil Communications, Inc.                      $  141,187

    4,450     LG AD Inc.                                         140,444

                                                              ----------

                                                              $  281,631

                                                              ----------

              Services (Commercial & Consumer) - 0.5%

   10,500     ASE Test Ltd.*                                  $  162,094

      251     Hansol CSN                                             585

                                                              ----------

                                                              $  162,679

                                                              ----------

              Textiles (Home Furnishings) - 0.7%

  281,366     Far Eastern Textile Ltd.                        $  231,714

                                                              ----------

              Total Consumer Cyclicals                        $2,545,608

                                                              ----------

              Consumer Staples - 6.3%

              Broadcasting (Television/Radio/Cable) - 2.2%

  225,800     ABS-CBN Broadcasting Corp. (A.D.R.)*            $  174,371

2,811,000     Benpres Holdings Corp.*                            140,138

   70,000     Television Broadcasts Ltd.                         383,254

                                                              ----------

                                                              $  697,763

                                                              ----------

              Distributors (Food & Health) - 1.0%

  112,000     Li & Fung Ltd.                                  $  208,232

  254,000     Ng Fung Hong Ltd.                                  112,361

                                                              ----------

                                                              $  320,593

                                                              ----------

              Entertainment - 0.8%

  127,000     Tanjong PLC                                     $  237,289

                                                              ----------

              Foods - 0.6%

    6,000     Cheil Jedang Corp.                              $  175,648

                                                              ----------

              Personal Care - 0.2%

   17,500     Hindustan Lever Ltd.                            $   66,403

                                                              ----------

              Restaurants - 0.8%

  185,000     Kentucky Fried Chicken Bhd.                     $  245,855

                                                              ----------

              Retail Stores (Food Chains) - 0.7%

   71,702     President Chain Store Corp.                     $  204,228

                                                              ----------

              Total Consumer Staples                          $1,947,779

                                                              ----------




The accompanying notes are an integral part of these financial statements.
11

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







   Shares
Value


               Energy - 0.9%

               Oil & Gas (Refining & Marketing) - 0.5%

   71,800      Hindustan Petroleum Corp. Ltd.                      $  163,924

                                                                   ----------

               Oil (International Integrated) - 0.4%

  870,000      Sinopec Zhenhai Refining and Chemical Co., Ltd.     $  120,477

                                                                   ----------

               Total Energy                                        $  284,401

                                                                   ----------

               Financial - 25.7%

               Banks (Major Regional) - 8.3%

  527,626      Bank Sinopac*                                       $  219,712

   50,500      Dao Heng Bank Group Ltd.                               255,122

   75,193      Development Bank of Singapore Ltd.                     886,235

    5,590      Housing & Commercial Bank, Korea                       134,406

   13,650      Kookmin Bank                                           156,000

   52,100      Malayan Bank Bhd.                                      208,400

  842,000      National Finance Public Co., Ltd.*                      93,747

   13,500      Shinhan Bank                                           135,297

   32,752      United Overseas Bank Ltd.                              242,428

   75,000      Wing Hang Bank Ltd.                                    228,876

                                                                   ----------

                                                                   $2,560,223

                                                                   ----------

               Banks (Money Center) - 0.5%

1,980,000      PT Lippo Bank (Certificate of Entitlement)*         $       --

  260,512      United World Chinese Commercial Bank                   169,373

                                                                   ----------

                                                                   $  169,373

                                                                   ----------

               Banks (Regional) - 0.2%

   13,400      ICICI Bank Ltd. (A.D.R.)*                           $   63,650

                                                                   ----------

               Financial (Diversified) - 14.6%

  100,000      Bank of East Asia                                   $  226,311

  105,000      Cheung Kong Holdings Ltd.                            1,161,207

   66,000      City Developments Inc.                                 304,390

  135,000      Great Eagle Holdings Ltd.                              193,871

   40,000      Henderson Land Development Company Ltd.                172,330

   20,000      Housing Development Finance Corp., Ltd.                201,025

   15,000      HSBC Holdings Plc                                      208,681

  550,400      New World China Land Ltd.*                             176,433

   75,000      New World Development Co., Ltd.                         88,954

   80,300      Sun Hung Kai Properties Inc.                           664,104




12    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund









   Shares                                                            Value


              Financial (Diversified) - (continued)

  76,000      Swire Pacific Ltd.                             $  468,727

 321,000      Wharf Holdings Ltd.                               654,430

                                                             ----------

                                                             $4,520,463

                                                             ----------

              Insurance (Property/Casualty) - 1.5%

 251,272      Cathay Life Insurance Co.                      $  451,201

                                                             ----------

              Investment (Bank & Brokerage) - 0.6%

 176,000      Arab Malaysian Merchant Bank Holdings Bhd.     $  197,305

                                                             ----------

              Total Financial                                $7,962,215

                                                             ----------

              Healthcare - 1.8%

              Biotechnology - 0.2%

   2,000      Dr. Reddy's Laboratories, Ltd.                 $   59,853

                                                             ----------

              Healthcare (Drugs & Major Pharmaceuticals) - 1.6%

  17,000      E. Merck Ltd.                                  $  135,779

  15,500      Hoechst Marion Roussel Ltd.                       147,158

  15,050      Ranbaxy Laboratories Ltd.                         224,055

                                                             ----------

                                                             $  506,992

                                                             ----------

              Total Healthcare                               $  566,845

                                                             ----------

              Technology - 30.0%

              Communications Equipment - 1.5%

  13,500      China Unicom Ltd. (A.D.R.)                     $  276,750

  90,000      China Unicom Ltd.                                 180,600

                                                             ----------

                                                             $  457,350

                                                             ----------

              Computer (Hardware) - 5.2%

  86,250      Acer Inc.                                      $   71,563

  18,000      Compeq Manufacturing Co., Ltd.                     67,988

  10,628      Samsung Electronics Co.                         1,331,420

  65,000      Synnex Technology International Corp.             136,842

                                                             ----------

                                                             $1,607,813

                                                             ----------

              Computer (Peripherals) - 0.0%

     165      Korea Data System*                             $      397

                                                             ----------

              Computer (Software & Services) - 6.5%

  14,538      BFL Software Ltd.*                             $  118,722

  10,000      HCL Technologies Ltd.*                            253,933

 381,000      Informatics Holdings Ltd.                         177,885

   3,200      Infosys Technologies Ltd.*                        489,744




The accompanying notes are an integral part of these financial statements.
13

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







  Shares                                                              Value


             Computer (Software & Services) - (continued)

    400      Mastek Ltd.                                      $    5,662

  5,600      Mastek Ltd. (New Shares)                             79,263

 19,050      NIIT Ltd.                                           641,222

 38,000      Satyam Computer Services Ltd.                       242,139

    645      Sunevision Holdings*                                    316

                                                              ----------

                                                              $2,008,886

                                                              ----------

             Electronics (Component Distributors) - 3.0%

 68,320      Asustek Computer Inc.                            $  340,542

  3,500      L.G. Electronics                                     48,769

311,532      Phoenixtec Power Co., Ltd.                          261,378

  1,500      Samsung Electronics Co. (G.D.R.)                    111,000

 17,000      Venture Manufacturing Ltd.                          164,550

                                                              ----------

                                                              $  926,239

                                                              ----------

             Electronics (Instrumentation) - 1.6%

135,000      Elec & Eltek International Co., Ltd.             $  376,650

152,700      Yageo Corp.*                                        117,243

                                                              ----------

                                                              $  493,893

                                                              ----------

             Electronics (Semiconductors) - 11.8%

163,060      Advanced Semiconductor Engineering               $  187,292

 35,000      Ambit Microsystems Corp.                            162,539

  4,100      Chartered Semiconductor (A.D.R.)*                   190,650

 41,200      Hana Microelectronics Public Co., Ltd.              102,040

 74,080      Hon Hai Precision Industry                          387,601

 43,250      Hyundai Electronics Industry*                       265,774

 30,000      Siliconware Precision Industries Co., Ltd.*         120,000

414,147      Taiwan Semiconductor Manufacturing Co.*           1,256,546

441,000      United Microelectronics Corp., Ltd.                 778,235

 10,000      United Microelectronics Corp., Ltd. (A.D.R.)        113,750

 12,000      Winbond Electronics Corp. (G.D.R.)                  117,000

                                                              ----------

                                                              $3,681,427

                                                              ----------

             Services (Computer Systems) - 0.2%

 30,000      Mercuries Data Systems Ltd.*                     $   46,904

                                                              ----------

             Services (Data Processing) - 0.2%

 28,000      Shinawatra Computer Co., Plc                     $   83,345

                                                              ----------

             Total Technology                                 $9,306,254

                                                              ----------




14    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund









   Shares                                                              Value


               Transportation - 0.8%

               Railroads - 0.5%

   97,000      Malaysia International Shipping Bhd.           $   171,026

                                                              -----------

               Shipping - 0.3%

  440,000      Far Eastern Silo & Shipping Corp.              $    87,183

                                                              -----------

               Total Transportation                           $   258,209

                                                              -----------

               Utilities - 1.3%

               Electric Companies - 0.5%

   13,200      Korea Electric Power Co. (A.D.R.)              $   160,875

                                                              -----------

               Natural Gas - 0.8%

  188,740      Hong Kong & China Gas Co., Ltd.                $   238,375

                                                              -----------

               Total Utilities                                $   399,250

                                                              -----------

               Total Common Stocks

               (Cost $36,167,588)                             $30,678,275

                                                              -----------

               WARRANTS - 0.1%

1,980,000      PT Lippo Bank TBK, 4/15/02*                    $         -

  217,500      PT Pan Indonesia Bank TBK, 7/8/02*                     881

  104,600      Siam Commercial Bank, 5/10/02*                       7,606

   56,211      TelecomAsia Foreign Corp. Public Co. Ltd.*          18,616

                                                              -----------

               Total Warrants

               (Cost $33,223)                                 $    27,103

                                                              -----------

               TOTAL INVESTMENTS IN SECURITIES - 100%

               (Cost $36,759,066) (a)(b)(c)                   $30,988,023

                                                              ===========








The accompanying notes are an integral part of these financial statements.
15

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)



*   Non-income producing security.





144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2000, the value of these securities amounted to $21,206 or 0.07% of total net assets.





(a)  Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:









     Hong Kong                         32.0%

     Taiwan                            18.9

     South Korea                       15.1

     India                             11.9

     Singapore                          8.1

     Malaysia                           5.3

     Thailand                           2.9

     Peoples Republic of China          2.4

     Indonesia                          1.9

     Philippines                        1.5

                                      -----

                                      100.0%

                                      =====








 (b) At October 31, 2000, the net unrealized gain on investments based on cost for federal

     income tax purposes of $36,819,404 was as follows:

 Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost
$ 3,330,033

 Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value
(9,161,414)


-----------

 Net unrealized loss
$(5,831,381)


===========




(c)  At October 31, 2000, the Fund had a capital loss carryforward of

       $4,891,082 which will expire in 2006 if not utilized.





Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2000 aggregated $53,701,940 and $50,800,246,

respectively.





16    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

BALANCE SHEET 10/31/00







ASSETS:

   Investment in securities, at value (cost $36,759,066)           $
30,988,023

   Cash                                                                593,131

   Foreign currencies, at value                                        378,699

   Receivables -

   Investment securities sold                                          446,935

   Fund shares sold                                                    435,491

   Forward foreign currency settlement hedge contracts - ne  t               1

   Dividends, interest and foreign taxes withheld                       95,334

   Other                                                                37,603


------------

   Total assets                                                    $32,975,217


------------

LIABILITIES:

   Payables -

   Investment securities purchased                                 $   941,487

   Fund shares repurchased                                              43,381

   Reserve for repatriation tax                                         61,018

   Due to affiliates                                                    86,135

   Accrued expenses                                                    139,629


------------

   Total liabilities                                               $ 1,271,650


------------

NET ASSETS:

   Paid-in capital                                                 $42,488,885

   Accumulated net realized loss on investments and foreign

     currency transactions
(4,951,419)

   Net unrealized loss on investments (including reserve for

     repatriation taxes of $61,018)
(5,832,061)

   Net unrealized loss on forward foreign currency contracts

     and other assets and liabilities denominated in

     foreign currencies
(1,838)


------------

   Total net assets                                                $31,703,567


============

NET ASSET VALUE PER SHARE:

   Class A (based on $18,164,040/1,936,651 shares)                 $      9.38


============

   Class B (based on $10,322,287/1,154,691 shares)                 $      8.94


============

   Class C (based on $3,217,240/363,815 shares)                    $      8.84


============

MAXIMUM OFFERING PRICE:

   Class A                                                         $      9.95


============









The accompanying notes are an integral part of these financial statements.
17

Pioneer Indo-Asia Fund

STATEMENT OF OPERATIONS

For the Year Ended 10/31/00







INVESTMENT INCOME:

  Dividends (net of foreign taxes withheld of $52,831)       $    626,504

  Interest (net of foreign taxes withheld of $1,497)               47,598

                                                             ------------

  Total investment income
$    674,102


------------

EXPENSES:

  Management fees                                                 577,152

  Transfer agent fees

  Class A                                                         108,708

  Class B                                                          91,571

  Class C                                                          19,561

  Distribution fees

  Class A                                                          68,706

  Class B                                                         203,828

  Class C                                                          46,032

  Administrative fees                                              29,996

  Custodian fees                                                  259,589

  Registration fees                                                59,511

  Professional fees                                                41,783

  Printing                                                         18,632

  Fees and expenses of nonaffiliated trustees                      22,378

  Miscellaneous                                                    21,836

                                                             ------------

  Total expenses
$  1,569,283

  Less management fees waived and expenses reim-

       bursed by Pioneer Investment Management, Inc.
(236,394)

  Less fees paid indirectly
(22,169)


------------

  Net expenses
$  1,310,720


------------

  Net investment loss
$   (636,618)


------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,

FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized gain (loss) from:

     Investments                                             $  5,174,549

  Futures contracts                                                98,584

     Forward foreign currency contracts and other assets

       and liabilities denominated in foreign currencies         (126,073)
$  5,147,060

                                                             ------------
------------

  Change in net unrealized gain (loss) from:

     Investments                                             $(12,053,139)

     Forward foreign currency contracts and other assets

       and liabilities denominated in foreign currencies           (2,053)
$(12,055,192)

                                                             ------------
------------

  Net loss on investments and foreign currency

  transactions
$ (6,908,132)


------------

  Net decrease in net assets resulting from operation  s
$ (7,544,750)


============




18    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/00 and 10/31/99







                                                        Year Ended
Year Ended

                                                         10/31/00
10/31/99


FROM OPERATIONS:

Net investment loss                                  $   (636,618)      $
(126,994)

Net realized gain (loss) on investments, futures

  contracts and foreign currency transactions           5,147,060
3,982,920

Change in net unrealized gain (loss) on

  investments and foreign currency

  transactions                                        (12,055,192)
5,460,262

                                                     -------------
-----------

     Net increase (decrease) in net assets

      resulting from operations                      $ (7,544,750)      $
9,316,188

                                                     -------------
-----------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                     $100,290,455
$95,334,963

Cost of shares repurchased                            (99,017,798)
(77,476,468)

                                                     -------------
-----------

  Net increase in net assets resulting from

   Fund share transactions                           $  1,272,657
$17,858,495

                                                     -------------
-----------

  Net increase (decrease) in net assets              $ (6,272,093)
$27,174,683

NET ASSETS:

Beginning of year                                      37,975,660
10,800,977

                                                     -------------
-----------

End of year (including accumulated net investment

  loss of $0 and $4,760, respectively)               $ 31,703,567
$37,975,660

                                                     =============
===========








CLASS A                          '00 Shares        '00 Amount         '99
Shares        '99 Amount


Shares sold                       5,217,207     $68,649,688
5,781,204     $59,415,867

Less shares repurchased          (5,034,213)    (66,077,346)
(4,860,199)    (50,171,135)

                                 ----------     -----------
----------     -----------

  Net increase                      182,994     $ 2,572,342
921,005     $ 9,244,732

                                 ==========     ===========
==========     ===========

CLASS B

Shares sold                       1,435,155     $19,004,056
1,920,982     $19,147,136

Less shares repurchased          (1,793,816)    (22,162,447)
(1,235,422)    (11,843,517)

                                 ----------     -----------
----------     -----------

  Net increase (decrease)          (358,661)    $(3,158,391)
685,560     $ 7,303,619

                                 ==========     ===========
==========     ===========

CLASS C

Shares sold                         989,712     $12,636,711
1,908,859     $16,771,960

Less shares repurchased            (865,233)    (10,778,005)
(1,758,788)    (15,461,816)

                                 ----------     -----------
----------     -----------

  Net increase                      124,479     $ 1,858,706
150,071     $ 1,310,144

                                 ==========     ===========
==========     ===========









The accompanying notes are an integral part of these financial statements.
19



                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                                                  Year
Ended   Year Ended   Year Ended   Year Ended   Year Ended


10/31/00     10/31/99     10/31/98     10/31/97     10/31/96

                                       20


CLASS A

Net asset value, beginning of year                                $  11.05
$  6.28      $   7.14     $  6.93      $   8.47

                                                                  --------
-------      --------     -------      --------

Increase (decrease) from investment operations:

 Net investment income (loss)                                     $
(0.12)     $ (0.05)     $  (0.02)    $ (0.01)     $   0.03

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions               (
1.55)        4.82        ( 0.84)       0.22        ( 1.57)

                                                                  --------
-------      --------     -------      --------

Net increase (decrease) in net asset value                        $
(1.67)     $  4.77      $  (0.86)    $  0.21      $  (1.54)

                                                                  --------
-------      --------     -------      --------

Net asset value, end of year                                      $   9.38
$ 11.05      $   6.28     $  7.14      $   6.93

                                                                  ========
=======      ========     =======      ========

Total return*
(15.11)%      75.96%       (12.04)%      3.03%       (18.18)%

Ratio of net expenses to average net assets+
2.16%        2.14%         2.31%       2.29%         2.28%

Ratio of net investment income (loss) to average net assets+        (
0.88)%     ( 0.39)%      ( 0.52)%     (0.09)%        0.32%

Portfolio turnover rate
103%         108%          101%         71%           64%

Net assets, end of year (in thousands)                            $ 18,164
$19,384      $  5,230     $ 9,846      $ 12,388

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
2.61%        3.81%         5.30%       4.39%         4.29%

  Net investment loss                                               (
1.33)%     ( 2.06)%      ( 3.51)%     (2.19)%      ( 1.69)%

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.10%        2.09%         2.24%       2.25%         2.25%

  Net investment income (loss)                                      (
0.82)%     ( 0.34)%      ( 0.45)%     (0.05)%        0.35%




* Assumes initial investment at net asset value at the beginning of each year,

 reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.



                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                                                  Year
Ended   Year Ended   Year Ended   Year Ended   Year Ended


10/31/00     10/31/99     10/31/98     10/31/97     10/31/96

                                       21


CLASS B

Net asset value, beginning of year                                $  10.62
$  6.08      $   6.96     $  6.80      $   8.39

                                                                  --------
-------      --------     -------      --------

Increase (decrease) from investment operations:

 Net investment loss                                              $
(0.31)     $ (0.03)     $  (0.09)    $ (0.04)     $  (0.03)

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions               (
1.37)        4.57        ( 0.79)       0.20        ( 1.56)

                                                                  --------
-------      --------     -------      --------

Net increase (decrease) in net asset value                        $
(1.68)     $  4.54      $  (0.88)    $  0.16      $  (1.59)

                                                                  --------
-------      --------     -------      --------

Net asset value, end of year                                      $   8.94
$ 10.62      $   6.08     $  6.96      $   6.80

                                                                  ========
=======      ========     =======      ========

Total return*
(15.82)%      74.67%       (12.64)%      2.35%       (18.95)%

Ratio of net expenses to average net assets+
2.97%        2.80%         2.81%       2.90%         3.15%

Ratio of net investment loss to average net assets+                 (
1.68)%     ( 0.91)%      ( 1.03)%     (0.62)%      ( 0.45)%

Portfolio turnover rate
103%         108%          101%         71%           64%

Net assets, end of year (in thousands)                            $ 10,322
$16,078      $  5,036     $ 9,392      $  8,275

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
3.41%        4.60%         5.94%       4.99%         5.23%

  Net investment loss                                               (
2.12)%     ( 2.71)%      ( 4.16)%     (2.71)%      ( 2.53)%

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.95%        2.77%         2.76%       2.86%         3.13%

  Net investment loss                                               (
1.66)%     ( 0.88)%      ( 0.98)%     (0.58)%      ( 0.43)%




* Assumes initial investment at net asset value at the beginning of each year,

 reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.



                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                       22

                                                                  Year
Ended   Year Ended


10/31/00     10/31/99


CLASS C

Net asset value, beginning of period                              $
10.50     $  6.00


---------     -------

Increase (decrease) from investment operations:

 Net investment loss                                              $
(0.19)    $ (0.03)

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions                (
1.47)       4.53


---------     -------

Net increase (decrease) in net asset value                        $
(1.66)    $  4.50


---------     -------

Net asset value, end of period                                    $
8.84     $ 10.50


=========     =======

Total return*
(15.81)%     75.00%

Ratio of net expenses to average net assets+
2.92%       2.70%

Ratio of net investment loss to average net assets+                  (
1.61)%    ( 0.89)%

Portfolio turnover rate
103%        108%

Net assets, end of period (in thousands)                          $
3,217     $ 2,514

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
3.39%       4.40%

  Net investment loss                                                (
2.08)%    ( 2.59)%

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.89%       2.64%

  Net investment loss                                                (
1.58)%    ( 0.83)%








                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                       22

                                                                 Year
Ended   Year Ended      1/31/96 to

                                                                  10/31/98
10/31/97        10/31/96


CLASS C

Net asset value, beginning of period                             $    6.93
$  6.77       $   7.85

                                                                 ---------
-------       --------

Increase (decrease) from investment operations:

 Net investment loss                                             $
(0.07)    $ (0.04)      $    (0.02)

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions               (
0.86)       0.20           ( 1.06)

                                                                 ---------
-------       ----------

Net increase (decrease) in net asset value                       $
(0.93)    $  0.16       $    (1.08)

                                                                 ---------
-------       ----------

Net asset value, end of period                                   $    6.00
$  6.93       $   6.77

                                                                 =========
=======       ==========

Total return*
(13.42)%      2.36%          (13.76)  %

Ratio of net expenses to average net assets+
2.85%     2.84%            3.12%* *

Ratio of net investment loss to average net assets+                 (
1.06)%     (0.56)%         ( 0.42)%**

Portfolio turnover rate
101%         71%              64%

Net assets, end of period (in thousands)                         $     536
$   803       $      557

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
6.12%       4.89%            4.63%* *

  Net investment loss                                               (
4.33)%     (2.61)%         ( 1.93)%**

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.76%       2.78%            3.06%* *

  Net investment loss                                               (
0.97)%     (0.50)%         ( 0.36)%**




*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

 Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00



1. Organization and Significant Accounting Policies





Pioneer Indo-Asia Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.



The Fund offers three classes of shares - Class A, Class B and Class C shares.

Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting,

redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class

A, Class B and Class C shareowners, respectively.



The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.

Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:





A. Security Valuation



    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open,

    as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

    Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of,

    the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York

    Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



    income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Temporary cash investments are valued at amortized cost.



    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.



    The Fund's investments in countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market.

    Risks associated with these developing markets, attributable to political,

    social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.



    In addition, delays are common in registering transfers of securities in

    India, and the Fund may be unable to sell portfolio securities until the registration process is completed.





B. Foreign Currency Translation



    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.



    Net realized gains and losses on foreign currency transactions represent,

    among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received.

    Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.





C. Futures Contracts



    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to

Pioneer Indo-Asia Fund





    seek to increase total return. Upon entering into a futures contract, the

    Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities.

    These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At October 31, 2000, the Fund had no open futures contracts.





D. Forward Foreign Currency Contracts



    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.



    As of October 31, 2000 the Fund had no outstanding portfolio hedges. The

    Fund's gross forward foreign currency settlement contracts receivable and payable were $8,623 and $8,622, respectively, resulting in a net receivable of $1.





E. Income Taxes



    It is the Fund's policy to comply with the requirements of the Internal

    Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



    gains, if any, to its shareowners. Therefore, no federal income tax provision is required.



    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended October 31, 2000, the Fund paid no such taxes.



    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries.

    The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of October 31, 2000, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of

    October 31, 2000, the Fund had a reserve of $61,018 related to taxes on the repatriation of foreign currencies.



    At October 31, 2000, the Fund reclassified $641,378 and $123,380 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions,

    respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.





F. Fund Shares



    The Fund records sales and repurchases of its shares as of trade date.

    Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

    Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A.

    (UniCredito Italiano), earned $10,352 in underwriting commissions on the sale of fund shares during the year ended October 31, 2000.





G. Class Allocations



    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund,

    respectively. Shareowners of each class share all

Pioneer Indo-Asia Fund





    expenses and fees paid to the transfer agent, Pioneering Services

    Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.



    Distributions to shareowners are recorded as of the ex-dividend date.

    Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount,

    except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.





H. Repurchase Agreements



    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase.

    The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The

    Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.





2. Management Agreement



PIM manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito

Italiano. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.



PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.10% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class

C shares will be reduced only to the extent that such expenses are reduced for

Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2000, $27,572 was payable to PIM related to management fees, administrative fees and certain other services.



PIM has appointed Khothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's

adviser in India. In managing the Fund's Indian investments, PIM relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PIM and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PIM and the Fund, PIM pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million;

and 0.60% of the excess over $60 million.





3. Transfer Agent



PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Included in due to affiliates is $42,080 in transfer agent fees payable to PSC at October 31, 2000.





4. Distribution Plans



The Fund adopted a Plan of Distribution for each class of shares (Class A
Plan,

Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment

Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A

Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the

Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25%

service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $16,483 in distribution fees payable to PFD at October 31, 2000.

Pioneer Indo-Asia Fund





In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Also, upon the redemption or exchange of Class A shares worth more than $25,000 within 90 days of any purchase of fund shares, the fund will apply a 2.0% fee to the entire amount of the sale proceeds. The fee is payable to the

Fund and is not a CDSC or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2000, CDSCs in the amount of

$169,956 were paid to PFD.





5. Expense Offsets



The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2000,

the Fund's expenses were reduced by $22,169 under such arrangements.





6. Line of Credit Facility



The Fund, along with certain other funds in the Pioneer Family of Funds (the

Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.



The average daily amount of borrowings outstanding during the year ended

October 31, 2000 was $159,701. The average daily shares outstanding during the period were 2,443,042 resulting in an average borrowing per share of $0.65. The related weighted average annualized interest rate for the period was 6.5%, and the total interest expense on such borrowings was $15,621.

Pioneer Indo-Asia Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareowners and the Board of Trustees

of Pioneer Indo-Asia Fund:





We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Indo-Asia Fund as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Pioneer Indo-Asia Fund as of October 31, 2000, the results of its operations,

the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the

United States.









ARTHUR ANDERSEN LLP





Boston, Massachusetts

December 5, 2000

Pioneer Indo-Asia Fund

RESULTS OF SHAREOWNER MEETING



On September 11, 2000, Pioneer Indo-Asia Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer

Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the

detailed results of the votes.



Note, proposal 1(b) applies to Indo-Asia Fund. Please call with any questions.



Proposal 1(a) - To approve a new management contract.







    Affirmative           Against           Abstain


 3,126,322.835        54,690.197        52,876.539




Proposal 1(b) - To approve a new subadvisory contract.







    Affirmative           Against           Abstain


 3,134,048.628        50,176.419        49,664.524




Proposal 2 - To elect Trustees.







      Nominee             Affirmative          Withheld


 M.K. Bush            3,101,629.948        132,259.623

 J.F. Cogan, Jr.      3,097,139.732        136,749.839

 Dr. R. H. Egdahl     3,101,744.902        132,144.669

 M.B.W. Graham        3,101,744.902        132,144.669

 M.A. Piret           3,105,527.061        128,362.510

 D.D. Tripple         3,096,950.732        136,938.839

 S.K. West            3,104,694.750        129,194.821

 J. Winthrop          3,107,425.339        126,464.232


Pioneer Indo-Asia Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS



                                Officers Trustees

John F. Cogan, Jr.,             John F. Cogan, Jr., President

  Chairman                      David D. Tripple, Executive Vice President

Mary K. Bush                    Vincent Nave, Treasurer

Richard H. Egdahl, M.D.         Joseph P. Barri, Secretary

Margaret B.W. Graham

Marguerite A. Piret

David D. Tripple

Stephen K. West

John Winthrop





Investment Adviser

Pioneer Investment Management, Inc.





Custodian

Brown Brothers Harriman & Co.





Independent Public Accountants

Arthur Andersen LLP





Principal Underwriter

Pioneer Funds Distributor, Inc.





Legal Counsel

Hale and Dorr LLP





Shareowner Services and Transfer Agent

Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS



For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



      Growth Funds

      United States

      Pioneer Growth Shares

      Pioneer Micro-Cap Fund

      Pioneer Mid-Cap Fund

      Pioneer Mid-Cap Value Fund

      Pioneer Science & Technology Fund

      Pioneer Small Company Fund

      Pioneer Tax-Managed Fund





      International/Global

      Pioneer Emerging Markets Fund

      Pioneer Europe Fund

      Pioneer Indo-Asia Fund

      Pioneer International Growth Fund

      Pioneer World Equity Fund





      Growth and Income Funds

      Pioneer Fund

      Pioneer II

      Pioneer Balanced Fund

      Pioneer Equity-Income Fund

      Pioneer Real Estate Shares



      Income Funds

      Taxable

      Pioneer America Income Trust

      Pioneer Bond Fund

      Pioneer High Yield Fund

      Pioneer Limited Maturity Bond Fund

      Pioneer Strategic Income Fund





      Tax-Free

      Pioneer Tax-Free Income Fund





      Money Market Fund

      Pioneer Cash Reserves Fund*



















*An investment in the Fund is not insured or guaranteed by the Federal Deposit

  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS



Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.





FactFoneSM

Our automated account information service, available to you 24 hours a day,

seven days a week. FactFoneSM gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information,

have your 13-digit account number and four-digit personal identification number at hand.





90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your

Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.





Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.





Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing

Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)





Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another

Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)





Direct Deposit

Lets you move money into your bank account using electronic funds transfer

(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer

Direct Deposit Form, giving your instructions.





Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals.

You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER



Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.





Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701|M/2 with

earned income to contribute up to $2,000 annually. Spouses may contribute up to

$2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.





Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.





401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.





SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.





Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.





Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.





Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary.

Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.





Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year,

determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.











Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER



 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.





     Call us for:





     Account Information, including existing accounts,

     new accounts, propectuses, applications

     and service forms                                          1-800-225-6292





     FactFoneSM for automated fund yields, prices,

     account information and transactions                       1-800-225-4321





     Retirement plans information                               1-800-622-0176





     Telecommunications Device for the Deaf (TDD)               1-800-225-1997





     Write to us:





     Pioneering Services Corporation

     60 State Street

     Boston, Massachusetts 02109





     Our toll-free fax                                          1-800-225-4240





     Our internet e-mail address                          ask.pioneer@piog.com

     (for general questions about Pioneer only)







     Visit our web site:                                  www.pioneerfunds.com







     This report must be preceded or accompanied by a current

     Fund prospectus.



Pioneer Investment Management, Inc.

60 State Street

Boston, Massachusetts 02109

www.pioneerfunds.com



    9442-00-1200

(Copyright) Pioneer Funds Distributor, Inc.





[GRAPHIC OMITTED]







      Printed on Recycled Paper


                                                          [logo] PIONEER
                                                                  Investments(R)

Pioneer
Indo-Asia
Fund

SEMIANNUAL REPORT 4/30/01

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              17
Notes to Financial Statements                     23
Trustees, Officers and Service Providers          30
The Pioneer Family of Mutual Funds                31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34

Pioneer Indo-Asia Fund

LETTER FROM THE PRESIDENT 4/30/01

Dear Shareowner,
-------------------------------------------------------------------------------

I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst in the spring of 2000. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

Sincerely,
/s/ David Tripple
David Tripple
Pioneer Investment Management, Inc.

Pioneer Indo-Asia Fund

PORTFOLIO SUMMARY 4/30/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]

International Common Stocks                     81.3%
Depositary Receipts for International Stocks    15.1%
U.S. Common Stocks                               3.5%
Rights/Warrants                                  0.1%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings) [GRAPHIC OMITTED]

[bar chart]

Hong Kong                       36%
South Korea                     16%
India                           12%
Taiwan                          10%
Singapore                       10%
Malaysia                         5%
People's Republic of China       5%
Thailand                         3%
Indonesia                        2%
Philippines                      1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Hutchison Whampoa Ltd.                            4.53%
 2.    Samsung Electronics Co.                           4.34
 3.    Sun Hung Kai Properties Ltd.                      3.15
 4.    Cheung Kong Holdings Ltd.                         3.14
 5.    China Mobile Ltd.                                 2.90
 6.    Development Bank of Singapore Ltd.                2.73
 7.    SK Telecom Co., Ltd. (A.D.R.)                     2.43
 8.    Asia Satellite Telecommunications Holdings Ltd.   1.93
 9.    China Moblie Ltd. (A.D.R.)                        1.88
10.    Wharf Holdings Ltd.                               1.66

Fund holdings will vary for other periods.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 4/30/01                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01   10/31/00
                 $9.11     $9.38


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund at public offering price, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.


Average Annual Total Returns
(As of April 30, 2001)

                Net Asset   Public Offering
Period            Value         Price*
Life of Class
(6/23/94)          -3.31%       -4.14%
5 Years            -1.95        -3.09
1 Year            -29.38       -33.45

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]

      Pioneer Indo-Asia Fund*          MSCI All-Country Asia Free
                                       (Ex-Japan) Index
6/94   9425                            10000
       9246                            11312
4/95   7538                             9604
       6955                            10166
       8252                            11853
       5690                            10993
4/97   6084                            10976
       5863                             7638
       5797                             6816
       5157                             5725
4/99   7686                             8072
       9073                             8785
      10592                             9420
       7735                             7018
4/01   7480                             6430

  Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 4/30/01                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01   10/31/00
                 $8.62     $8.94


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.


Average Annual Total Returns
(As of April 30, 2001)

                    If           If
Period             Held       Redeemed*
Life of Class
(6/23/94)          -4.11%       -4.11%
5 Years            -2.79        -2.98
1 Year            -30.26       -33.05

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

      Pioneer Indo-Asia Fund*          MSCI All-Country Asia Free
                                       (Ex-Japan) Index
6/94  10000                            10000
       9783                            11312
4/95   7944                             9604
       7300                            10166
       8640                            11853
       5917                            10993
4/97   6308                            10976
       6056                             7638
       5977                             6816
       5290                             5725
4/99   7866                             8072
       9240                             8785
      10754                             9420
       7813                             7018
4/01   7500                             6430


  Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 4/30/01                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/01   10/31/00
                 $8.56     $8.84


Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 4/30/01)      Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.


Average Annual Total Returns
(As of April 30, 2001)

                    If          If
Period             Held      Redeemed*
Life of Class
(1/31/96)           1.66%       1.66%
5 Years            -2.77       -2.77
1 Year            -29.95      -29.95

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[mountain chart]

      Pioneer Indo-Asia Fund*         MSCI All-Country Asia Free
                                      (Ex-Japan) Index
1/96  10000                           10000
      12548                           10549
       8624                            9784
4/97   9197                            9768
       8828                            6798
       8713                            6067
       7682                            5095
4/99  11376                            7184
      13376                            7819
      15567                            8384
      11312                            6246
4/01  10904                            5723


  Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+ The Morgan Stanley Capital International (MSCI) All-Country Asia Free
  (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/01

For the six months ended April 30, 2001, Pioneer Indo-Asia Fund's Class A, B and C shares delivered total returns at net asset value of -2.88%, -3.58% and -3.17%, respectively. This performance surpassed the -8.37% return for the MSCI All-Country Asia Free (excluding Japan) Index.

In the following discussion, the portfolio management team of Mark Madden, Manish Modi and Paul Cloonan address the factors affecting the Fund's performance and the outlook for Asian markets (excluding Japan).

Q: What factors influenced the performance of the Asian equity markets during the six months ended April 30, 2001?

A: The last six months were extremely challenging for equity investors around the world. Fears of slowing global growth and a potential recession in the United States led to negative returns for most equity markets. The Asian (excluding Japan) region fared a bit better than many other areas of the world, partly because Asian economies are in a different cycle than the U.S. economy. Many Asian countries went through a painful recession in 1997-98. In response to the difficult economic conditions, many companies in Asia initiated restructuring to improve efficiency and to lay the foundation for a recovery in profits. In addition, Asian governments strengthened their financial systems to better deal with crises in the future. We are now in the early years of an economic recovery and the profit cycle may be turning up. In contrast, the United States appears to be in the early stages of a deceleration in economic growth and profits.

Q: What is your general investment strategy?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various Asian countries, sectors and companies while emphasizing stocks that are attractively valued.

Pioneer Indo-Asia Fund

Q: What were some of the areas you emphasized given the investment backdrop during the six months under review?

A: We were particularly optimistic on the prospects for China and India. The economies in these countries, we think, are poised to grow at rates faster than the rest of the region, and the stocks in these countries are attractively valued. In the last six months, our stock selection in China and Hong Kong added significantly to our performance enabling us to outpace the MSCI Asia Ex-Japan Index. China is expected to enter the World Trade Organization (WTO) later this year. China's entry into WTO may encourage more foreign direct investment (FDI) into China and may help bolster economic growth. China now has the second highest level of FDI in the world behind the United States. We believe these continued developments in the Chinese economy provide a positive environment for our China and Hong Kong stocks.

   As for sectors, we currently favor domestic-oriented areas such as the financial, consumer and telecommunication sectors. We are less optimistic for export-oriented sectors, such as technology hardware and equipment, that are more dependent on the health of the U.S. and European economies. In the last six months, our stock selection in the financial and telecommunication sectors contributed significantly to performance while our consumer stocks detracted slightly from performance. We expect consumer stocks to show improved results later this year as economic growth in Asia is expected to remain resilient despite the slowdown in exports.

Q: What is your outlook?

A: We continue to be optimistic about the prospects for Asian equity markets.
   First, the interest rate and liquidity environment has improved dramatically from last year. Second, valuations of Asian stocks are very attractive. Finally, earnings growth potential remains strong for many Asian companies that do not depend on sales to customers in the United States. Local demand in many Asian countries is just beginning to recover after the crises of 1997-98. Thus, many of the concerns that weighed on Asian equity markets last year appear to be easing this year. The main

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/01                            (continued)

risk relates to the health of the U.S. and world economy. If the downturn in the U.S. economy proves steeper and longer than expected, this will negatively impact the performance of global equity markets. Once it is perceived that global growth has stabilized, we believe that investors may recognize the relatively strong fundamentals in Asian economies (excluding Japan), and equity market performance may improve.

Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)

  Shares                                                          Value
             COMMON STOCKS - 99.9%
             Basic Materials - 4.0%
             Chemicals - 0.6%
  9,200      Reliance Industries Ltd. (G.D.R.) (144A)*       $  145,820
                                                             ----------
             Chemicals (Specialty) - 0.7%
 87,000      Nan Ya Plastics Corp.*                          $   95,491
401,000      Yizheng Chemical Fibre Co., Ltd.                    82,781
                                                             ----------
                                                             $  178,272
                                                             ----------
             Construction (Cement & Aggregates) - 0.3%
 23,700      Gujarat Ambuja Cements Ltd. (G.D.R.)            $   90,060
                                                             ----------
             Iron & Steel - 1.0%
  8,100      Pohang Iron & Steel Co. Ltd. (A.D.R.)           $  162,081
 37,000      Tata Iron and Steel Co. Ltd.                       106,493
                                                             ----------
                                                             $  268,574
                                                             ----------
             Metals Mining - 1.4%
942,000      Yanzhou Coal Mining (Class H)                   $  386,511
                                                             ----------
             Total Basic Materials                           $1,069,237
                                                             ----------
             Capital Goods - 1.4%
             Electrical Equipment - 0.4%
 35,000      Bharat Heavy Electricals Ltd.                   $  117,588
                                                             ----------
             Manufacturing (Diversified) - 0.3%
 11,100      Grasim Industries Ltd.                          $   68,719
                                                             ----------
             Trucks & Parts - 0.7%
 38,595      Larsen & Toubro Ltd.                            $  181,211
                                                             ----------
             Total Capital Goods                             $  367,518
                                                             ----------
             Communication Services - 24.0%
             Cellular/Wireless Telecommunications - 16.1%
159,000      China Mobile Ltd.*                              $  780,831
 20,000      China Mobile Ltd. (A.D.R.)*                        506,400
113,000      Hutchison Whampoa Ltd.                           1,220,701
  6,200      Korea Telecom Freetel Co.*                         222,202
    770      SK Telecom Co., Ltd.                               132,426
 31,100      SK Telecom Co., Ltd. (A.D.R.)                      654,655
130,000      Smartone Telecommunications                        152,520
 83,000      Taiwan Cellular Corp.*                             131,225
426,000      Technology Resources Industries Bhd.*              199,547

The accompanying notes are an integral part of these financial statements.    9

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)                        (continued)

   Shares                                                                 Value
               Cellular/Wireless Telecommunications - (continued)
   83,800      Total Access Communication Ltd.*                      $  230,450
  138,000      United Communication Industry Ltd.*                      101,271
                                                                     ----------
                                                                     $4,332,228
                                                                     ----------
               Telecommunications (Long Distance) - 3.1%
  228,000      Asia Satellite Telecommunications Holdings Ltd.       $  518,913
   23,375      Videsh Sanchar Nigam Ltd.*                               315,563
                                                                     ----------
                                                                     $  834,476
                                                                     ----------
               Telephone - 4.8%
    3,000      Korea Telecom Corp.                                   $  143,508
   12,800      Korea Telecom Corp. (A.D.R.)                             353,664
   39,200      Mahanagar Telephone Nigam Ltd.                           125,547
   90,000      Pacific Century Cyberworks*                               31,158
   53,500      PT Indosat Indonesian Satellite Corp. (A.D.R.)           373,965
   65,676      Telekomunik Indonesia (A.D.R.)                           267,301
                                                                     ----------
                                                                     $1,295,143
                                                                     ----------
               Total Communication Services                          $6,461,847
                                                                     ----------
               Consumer Cyclicals - 7.4%
               Auto Parts & Equipment - 0.9%
   57,000      Cycle & Carriage Co.                                  $  103,295
    6,300      Halla Climate Control Co.                                139,681
                                                                     ----------
                                                                     $  242,976
                                                                     ----------
               Automobiles - 0.5%
   27,000      Mahindra & Mahindra Ltd.                              $   78,230
   14,000      Mahindra & Mahindra Ltd. (G.D.R.)                         38,500
                                                                     ----------
                                                                     $  116,730
                                                                     ----------
               Leisure Time (Products) - 1.1%
  205,000      Berjaya Sports Toto Bhd.                              $  207,158
   30,600      Hero Honda Motors*                                        91,405
                                                                     ----------
                                                                     $  298,563
                                                                     ----------
               Lodging - Hotels - 0.4%
   17,300      The Indian Hotels Co., Ltd. (G.D.R.) (144A)           $  114,613
                                                                     ----------
               Publishing - 1.3%
2,554,000      Oriental Press*                                       $  343,852
                                                                     ----------
               Publishing (Newspapers) - 0.9%
   14,200      Singapore Press Holdings                              $  162,976
   33,500      Star Publications Inc.                                    77,138
                                                                     ----------
                                                                     $  240,114
                                                                     ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

   Shares                                                           Value
               Retail (Department Stores) - 0.3%
    1,350      Shinsegae Department Co., Ltd.                  $   81,492
                                                               ----------
               Retail (General Merchandise) - 0.9%
    6,225      LG Home Shopping                                $  248,149
                                                               ----------
               Retail (Specialty-Apparel) - 0.8%
  400,000      Giordano International Ltd.                     $  207,719
                                                               ----------
               Services (Advertising/Marketing) - 0.0%
      133      LG AD Inc.                                      $    3,676
                                                               ----------
               Services (Commercial & Consumer) - 0.0%
      251      Hansol CSN                                      $      497
                                                               ----------
               Textiles (Home Furnishings) - 0.3%
  141,366      Far Eastern Textile Ltd. (G.D.R.)               $   86,393
                                                               ----------
               Total Consumer Cyclicals                        $1,984,774
                                                               ----------
               Consumer Staples - 7.1%
               Broadcasting (Cable/Television/Radio) - 1.1%
   95,000      ABS-CBN Broadcasting Corp. (A.D.R.)             $   66,537
1,601,000      Benpres Holdings Corp.*                             40,492
   40,000      Television Broadcasts Ltd.                         202,077
                                                               ----------
                                                               $  309,106
                                                               ----------
               Distributors (Food & Health) - 0.8%
  112,000      Li & Fung Ltd.                                  $  212,540
                                                               ----------
               Entertainment - 0.6%
   97,000      Tanjong Plc                                     $  158,263
                                                               ----------
               Foods - 1.6%
    6,000      Cheil Jedang Corp.                              $  177,677
  198,000      President Enterprises Corp.                        101,739
  894,000      Tingyi Holding Co.                                 142,141
                                                               ----------
                                                               $  421,557
                                                               ----------
               Personal Care - 0.5%
   29,000      Hindustan Lever Ltd.                            $  130,495
                                                               ----------
               Restaurants - 0.7%
  185,000      Kentucky Fried Chicken Bhd.                     $  194,737
                                                               ----------
               Retail Stores (Food Chains) - 1.1%
   25,000      Hotel Shilla Co.*                               $  106,302
   71,701      President Chain Store Corp.                        207,102
                                                               ----------
                                                               $  313,404
                                                               ----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)                        (continued)

   Shares                                                               Value
               Tobacco - 0.7%
    9,200      ITC Ltd.*                                           $  183,080
                                                                   ----------
               Total Consumer Staples                              $1,923,182
                                                                   ----------
               Energy - 2.9%
               Oil & Gas (Drilling & Equipment) - 1.3%
   17,700      CNOOC Ltd.*                                         $  339,132
                                                                   ----------
               Oil & Gas (Production/Exploration) - 0.7%
    9,000      Petrochina Co., Ltd. (A.D.R.)                       $  193,950
                                                                   ----------
               Oil & Gas (Refining & Marketing) - 0.3%
   24,800      Hindustan Petroleum Corp., Ltd.                     $   88,483
                                                                   ----------
               Oil (International Integrated) - 0.6%
  826,000      Sinopec Zhenhai Refining and Chemical Co., Ltd.     $  150,394
                                                                   ----------
               Total Energy                                        $  771,959
                                                                   ----------
               Financials - 31.3%
               Banks (Major Regional) - 9.8%
  125,000      Bangkok Bank Ltd.*                                  $  138,280
  227,635      Bank Sinopac*                                          101,740
   50,500      Dao Heng Bank Group Ltd.                               375,561
   84,193      Development Bank of Singapore Ltd.                     735,128
    3,249      H&CB                                                    31,190
   10,900      Housing & Commercial Bank, Korea                       207,323
   13,650      Kookmin Bank                                           161,686
   47,000      Malayan Banking Bhd.                                   121,211
  762,000      National Finance Public Co., Ltd.*                     141,884
   13,500      Shinhan Bank                                           119,932
   32,752      United Overseas Bank Ltd.                              217,627
   75,000      Wing Hang Bank Ltd.                                    297,153
                                                                   ----------
                                                                   $2,648,715
                                                                   ----------
               Banks (Money Center) - 2.8%
   23,000      Hang Seng Bank                                      $  271,317
   24,000      Overseas-Chinese Banking Corp., Ltd.                   144,975
1,980,000      PT Lippo Bank (Certificate of Entitlement)*                  -
  325,000      Taishin International Bank*                            146,245
  260,512      United World Chinese Commercial Bank                   188,513
                                                                   ----------
                                                                   $  751,050
                                                                   ----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

   Shares                                                              Value
              Banks (Regional) - 0.8%
  33,100      ICICI Bank Ltd.*                                    $  219,784
                                                                  ----------
              Financial (Diversified) - 14.4%
  50,000      Bank of East Asia                                   $  113,476
  76,000      Cheung Kong Holdings Ltd.                              847,801
  84,000      City Developments Inc.                                 295,222
  65,000      Great Eagle Holdings Ltd.                               92,512
  52,000      Henderson Land Development Co., Ltd.                   238,697
  20,000      Housing Development Finance Corp., Ltd.                246,077
  15,000      HSBC Holdings Plc                                      190,409
  80,000      Industrial Credit & Investment Corp., Ltd.             141,945
  75,000      New World Development Co., Ltd.                         93,281
  91,300      Sun Hung Kai Properties Ltd.                           848,731
  59,000      Swire Pacific Ltd.                                     325,298
 191,000      Wharf Holdings Ltd.                                    448,173
                                                                  ----------
                                                                  $3,881,622
                                                                  ----------
              Insurance (Multi-Line) - 0.3%
 105,000      Fubon Insurance Co.*                                $   84,919
                                                                  ----------
              Insurance (Property-Casualty) - 1.1%
 209,272      Cathay Life Insurance Co.                           $  308,595
                                                                  ----------
              Investment Banks/Brokerage - 1.3%
 100,000      Arab Malaysian Merchant Bank Holdings Bhd.          $   75,526
  34,000      Hong Kong Exchanges & Clearing Ltd.                     60,815
 174,000      Polaris Securities Co., Ltd.*                           79,355
 160,000      Yuanta Securities Co., Ltd.*                           121,618
                                                                  ----------
                                                                  $  337,314
                                                                  ----------
              Real Estate - 0.8%
 550,400      New World China Land Ltd.*                          $  213,484
                                                                  ----------
              Total Financials                                    $8,445,483
                                                                  ----------
              Health Care - 1.3%
              Health Care (Drugs/Major Pharmaceuticals) - 1.3%
   4,800      Cipla Ltd.                                          $  117,497
   8,500      E. Merck Ltd.                                           76,143
  15,500      Hoechst Marion Roussel Ltd.                            146,246
                                                                  ----------
                                                                  $  339,886
                                                                  ----------
              Total Health Care                                   $  339,886
                                                                  ----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)                        (continued)

   Shares                                                                    Value
              Technology - 16.6%
              Communications Equipment - 1.2%
  90,000      China Unicom Ltd.*                                        $  126,362
  13,500      China Unicom Ltd. (A.D.R).*                                  195,075
                                                                        ----------
                                                                        $  321,437
                                                                        ----------
              Computer (Hardware) - 4.5%
  18,000      Compeq Manufacturing Co., Ltd.*                           $   55,002
   6,728      Samsung Electronics Co.                                    1,169,865
                                                                        ----------
                                                                        $1,224,867
                                                                        ----------
              Computers (Peripherals) - 0.0%
     165      Korea Data System*                                        $      298
                                                                        ----------
              Computers (Software & Services) - 3.4%
   7,038      BFL Software Ltd.*                                        $   23,292
   8,500      Hughes Software Systems*                                     135,907
 281,000      Informatics Holdings Ltd.                                    144,281
   1,700      Infosys Technologies Ltd.                                    135,310
   4,000      NIIT Ltd.                                                     32,424
  25,000      Satyam Computer Services Ltd.                                115,432
   4,000      Software Solution Integrated Ltd.*                            47,110
     645      Sunevision Holdings*                                             156
 400,000      Travelsky Technology Ltd.*                                   269,265
                                                                        ----------
                                                                        $  903,177
                                                                        ----------
              Electronics (Component Distributors) - 0.5%
  22,720      Asustek Computer, Inc.                                    $  103,273
   3,500      L.G. Electronics                                              37,206
                                                                        ----------
                                                                        $  140,479
                                                                        ----------
              Electronics (Instrumentation) - 1.0%
  99,600      Elec & Eltek International Co., Ltd.                      $  259,956
                                                                        ----------
              Electronics (Semiconductors) - 4.7%
 163,060      Advanced Semiconductor Engineering*                       $  126,918
   7,600      Chartered Semiconductor (A.D.R.)*                            243,124
  32,080      Hon Hai Precision Industry                                   188,247
  30,000      Siliconware Precision Industries Co., Ltd., (A.D.R.)*        118,500
 106,983      Taiwan Semiconductor Manufacturing Co.*                      296,000
 100,000      United Microelectronics Corp., Ltd.*                         159,623
  12,000      Winbond Electronics Corp. (G.D.R.)*                          142,440
                                                                        ----------
                                                                        $1,274,852
                                                                        ----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

   Shares                                                            Value
              Services (Data Processing) - 1.3%
  333,000     Singapore Exchange                               $   223,097
   35,000     Shinawatra Computer Co., Plc*                        126,506
                                                               -----------
                                                               $   349,603
                                                               -----------
              Total Technology                                 $ 4,474,669
                                                               -----------
              Transportation - 1.7%
              Airlines - 0.9%
      680     Korean Air                                       $     3,356
   30,000     Singapore Airlines Ltd.                              238,880
                                                               -----------
                                                               $   242,236
                                                               -----------
              Railroads - 0.8%
  132,000     Malaysia International Shipping Bhd.             $   227,526
                                                               -----------
              Total Transportation                             $   469,762
                                                               -----------
              Utilities - 2.2%
              Electric Companies - 1.4%
  300,000     Beijing Datang Power Generation Co., Ltd.        $   100,013
    2,200     Huaneng Power International, Inc. (A.D.R.)            50,578
   23,200     Korea Electric Power ( A.D.R.)                       218,776
                                                               -----------
                                                               $   369,367
                                                               -----------
              Natural Gas - 0.8%
  207,614     Hong Kong & China Gas Co., Ltd.                  $   247,576
                                                               -----------
              Total Utilities                                  $   616,943
                                                               -----------
              Total Common Stocks
              (Cost $28,798,806)                               $26,925,260
                                                               -----------
              RIGHTS/WARRANTS - 0.1%
   56,210     TelecomAsia Foreign Corp., Public Co., Ltd.*     $    16,808
  217,500     PT Pan Indonesia Bank TBK, 7/8/02*                       300
1,980,000     PT Lippo Bank TBK, 4/15/02*                                -
                                                               -----------
              (Cost $33,223)                                   $    17,108
                                                               -----------
              TOTAL INVESTMENT IN SECURITIES - 100.0%
              (Cost $28,832,029) (a)(b)(c)                     $26,942,368
                                                               ===========

The accompanying notes are an integral part of these financial statements.   15

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/01 (unaudited)                        (continued)

*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2001, the value of these securities amounted to $260,433 or 0.9% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     Hong Kong                          35.8%
     South Korea                        16.2
     India                              12.3
     Taiwan                             10.5
     Singapore                          10.3
     Malaysia                            4.7
     People's Republic of China          4.6
     Thailand                            2.8
     Indonesia                           2.4
     Philippines                         0.4
                                       -----
                                       100.0%
                                       =====

 (b) At April 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $29,316,792 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                               $ 3,000,782
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                                (5,375,206)
                                                                                             -----------
     Net unrealized loss                                                                     $(2,374,424)
                                                                                             ===========

(c) At October 31, 2000, the Fund had a capital loss carryforward of $4,891,082 which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2001 aggregated $13,069,293 and $16,903,935, respectively.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

BALANCE SHEET 4/30/01 (unaudited)

ASSETS:
  Investment in securities, at value (cost $28,832,029)        $26,942,368
  Cash                                                           2,326,867
  Foreign currencies, at value                                     661,252
  Receivables -
    Investment securities sold                                     164,782
    Fund shares sold                                               523,006
    Dividends, interest and foreign taxes withheld                 104,797
  Other                                                              2,578
                                                               -----------
      Total assets                                             $30,725,650
                                                               -----------
LIABILITIES:
  Payables -
    Investment securities purchased                            $   459,675
    Fund shares repurchased                                        234,646
  Reserve for repatriation taxes                                    15,493
  Due to affiliates                                                113,717
  Accrued expenses                                                  56,417
                                                               -----------
      Total liabilities                                        $   879,948
                                                               -----------
NET ASSETS:
  Paid-in capital                                              $41,061,096
  Accumulated net investment loss                                 (190,441)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (9,117,212)
  Net unrealized loss on investments (including reserve for
    repatriation taxes of $15,493)                              (1,905,154)
  Net unrealized loss on forward foreign currency contracts
    and other assets and liabilities denominated in
    foreign currencies                                              (2,587)
                                                               -----------
      Total net assets                                         $29,845,702
                                                               ===========
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $18,584,801/2,041,057 shares)              $      9.11
                                                               ===========
  Class B (based on $8,656,357/1,004,669 shares)               $      8.62
                                                               ===========
  Class C (based on $2,604,544/304,427 shares)                 $      8.56
                                                               ===========
MAXIMUM OFFERING PRICE:
  Class A                                                      $      9.67
                                                               ===========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Indo-Asia Fund

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended 4/30/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $24,699)       $   198,283
  Interest (net of foreign taxes withheld of $2,021)              13,754
                                                             -----------
       Total investment income                                                  $   212,037
                                                                                -----------
EXPENSES:
  Management fees                                            $   167,032
  Transfer agent fees
    Class A                                                       65,202
    Class B                                                       71,146
    Class C                                                        8,752
  Distribution fees
    Class A                                                       22,025
    Class B                                                       48,746
    Class C                                                       15,004
  Administrative fees                                             15,620
  Custodian fees                                                  16,660
  Registration fees                                                7,783
  Professional fees                                               34,478
  Printing                                                         7,240
  Fees and expenses of nonaffiliated trustees                      1,429
  Miscellaneous                                                    3,739
                                                             -----------
       Total expenses                                                           $   484,856
       Less management fees waived and expenses
       assumed by Pioneer Investment Management, Inc.                               (75,019)
       Less fees paid indirectly                                                     (7,359)
                                                                                -----------
       Net expenses                                                             $   402,478
                                                                                -----------
          Net investment loss                                                   $  (190,441)
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                             $(4,092,923)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies         (72,870)       $(4,165,793)
                                                             -----------        -----------
  Change in net unrealized gain (loss) from:
     Investments                                             $ 3,926,907
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies            (749)       $ 3,926,158
                                                             -----------        -----------
     Net loss on investments and foreign currency
     transactions                                                               $  (239,635)
                                                                                -----------
     Net decrease in net assets resulting from operations                       $  (430,076)
                                                                                ===========

18    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/01 and the Year Ended 10/31/00

                                                     Six Months Ended
                                                         4/30/01            Year Ended
                                                       (unaudited)           10/31/00
FROM OPERATIONS:
Net investment loss                                    $  (190,441)        $   (636,618)
Net realized gain (loss) on investments, futures
  contracts and foreign currency transactions           (4,165,793)           5,147,060
Change in net unrealized gain (loss) on
  investments and foreign currency
  transactions                                           3,926,158          (12,055,192)
                                                       -----------         ------------
     Net decrease in net assets resulting from
      operations                                       $  (430,076)        $ (7,544,750)
                                                       -----------         ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $29,568,094         $100,290,455
Cost of shares repurchased                             (30,995,883)         (99,017,798)
                                                       -----------         ------------
  Net increase (decrease) in net assets resulting
   from Fund share transactions                        $(1,427,789)        $  1,272,657
                                                       -----------         ------------
  Net decrease in net assets                           $(1,857,865)        $ (6,272,093)
NET ASSETS:
Beginning of period                                     31,703,567           37,975,660
                                                       -----------         ------------
End of period (including accumulated net investment
  loss of $190,441 and $0, respectively)               $29,845,702         $ 31,703,567
                                                       ===========         ============

                                 '01 Shares     '01 Amount
CLASS A                         (unaudited)     (unaudited)           '00 Shares     '00 Amount
Shares sold                       2,886,683     $27,054,198            5,217,207     $68,649,688
Less shares repurchased          (2,782,277)    (26,556,598)          (5,034,213)    (66,077,346)
                                 ----------     -----------           ----------     -----------
  Net increase                      104,406     $   497,600              182,994     $ 2,572,342
                                 ==========     ===========           ==========     ===========
CLASS B
Shares sold                         152,965     $ 1,384,045            1,435,155     $19,004,056
Less shares repurchased            (302,987)     (2,761,944)          (1,793,816)    (22,162,447)
                                 ----------     -----------           ----------     -----------
  Net decrease                     (150,022)    $(1,377,899)            (358,661)    $(3,158,391)
                                 ==========     ===========           ==========     ===========
CLASS C
Shares sold                         128,078     $ 1,129,851              989,712     $12,636,711
Less shares repurchased            (187,466)     (1,677,341)            (865,233)    (10,778,005)
                                 ----------     -----------           ----------     -----------
  Net increase (decrease)           (59,388)    $  (547,490)             124,479     $ 1,858,706
                                 ==========     ===========           ==========     ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Indo-Asia Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                                                 Six Months
                                                                    Ended
                                                                   4/30/01     Year Ended
                                                                 (unaudited)    10/31/00
CLASS A
Net asset value, beginning of period                               $  9.38      $ 11.05
                                                                   -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.03)     $ (0.12)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                (0.24)       (1.55)
                                                                   -------      -------
Net increase (decrease) in net asset value                         $ (0.27)     $ (1.67)
                                                                   -------      -------
Net asset value, end of period                                     $  9.11      $  9.38
                                                                   =======      =======
Total return*                                                        (2.88)%     (15.11)%
Ratio of net expenses to average net assets+                          2.17%**      2.16%
Ratio of net investment income (loss) to average net assets+         (0.77)%**    (0.88)%
Portfolio turnover rate                                                 90%**       103%
Net assets, end of period (in thousands)                           $18,585      $18,164
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        2.66%**      2.61%
  Net investment loss                                                (1.26)%**    (1.33)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        2.10%**      2.10%
  Net investment income (loss)                                       (0.70)%**    (0.82)%

                                                                Year Ended  Year Ended  Year Ended  Year Ended
                                                                 10/31/99    10/31/98    10/31/97    10/31/96
CLASS A
Net asset value, beginning of period                              $  6.28     $  7.14     $ 6.93      $  8.47
                                                                  -------     -------     ------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $ (0.05)    $ (0.02)    $(0.01)     $  0.03
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                4.82       (0.84)      0.22        (1.57)
                                                                  -------     -------     ------      -------
Net increase (decrease) in net asset value                        $  4.77     $ (0.86)    $ 0.21      $ (1.54)
                                                                  -------     -------     ------      -------
Net asset value, end of period                                    $ 11.05     $  6.28     $ 7.14      $  6.93
                                                                  =======     =======     ======      =======
Total return*                                                       75.96%     (12.04)%     3.03%      (18.18)%
Ratio of net expenses to average net assets+                         2.14%       2.31%      2.29%        2.28%
Ratio of net investment income (loss) to average net assets+        (0.39)%     (0.52)%    (0.09)%       0.32%
Portfolio turnover rate                                               108%        101%        71%          64%
Net assets, end of period (in thousands)                          $19,384     $ 5,230     $9,846      $12,388
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       3.81%       5.30%      4.39%        4.29%
  Net investment loss                                               (2.06)%     (3.51)%    (2.19)%      (1.69)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       2.09%       2.24%      2.25%        2.25%
  Net investment income (loss)                                      (0.34)%     (0.45)%    (0.05)%       0.35%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                                                 Six Months
                                                                    Ended
                                                                   4/30/01    Year Ended
                                                                 (unaudited)   10/31/00
CLASS B
Net asset value, beginning of period                               $ 8.94      $ 10.62
                                                                   ------      -------
Increase (decrease) from investment operations:
 Net investment loss                                               $(0.13)     $ (0.31)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions               (0.19)       (1.37)
                                                                   ------      -------
Net increase (decrease) in net asset value                         $(0.32)     $ (1.68)
                                                                   ------      -------
Net asset value, end of period                                     $ 8.62      $  8.94
                                                                   ======      =======
Total return*                                                       (3.58)%     (15.82)%
Ratio of net expenses to average net assets+                         3.64%**      2.97%
Ratio of net investment loss to average net assets+                 (2.25)%**    (1.68)%
Portfolio turnover rate                                                90%**       103%
Net assets, end of period (in thousands)                           $8,656      $10,322
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       4.13%**      3.41%
  Net investment loss                                               (2.74)%**    (2.12)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       3.62%**      2.95%
  Net investment loss                                               (2.23)%**    (1.66)%

                                                                Year Ended  Year Ended  Year Ended  Year Ended
                                                                 10/31/99    10/31/98    10/31/97    10/31/96
CLASS B
Net asset value, beginning of period                              $  6.08     $  6.96     $ 6.80      $  8.39
                                                                  -------     -------     ------      -------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.03)    $ (0.09)    $(0.04)     $ (0.03)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                4.57       (0.79)      0.20        (1.56)
                                                                  -------     -------     ------      -------
Net increase (decrease) in net asset value                        $  4.54     $ (0.88)    $ 0.16      $ (1.59)
                                                                  -------     -------     ------      -------
Net asset value, end of period                                    $ 10.62     $  6.08     $ 6.96      $  6.80
                                                                  =======     =======     ======      =======
Total return*                                                       74.67%     (12.64)%     2.35%      (18.95)%
Ratio of net expenses to average net assets+                         2.80%       2.81%      2.90%        3.15%
Ratio of net investment loss to average net assets+                 (0.91)%     (1.03)%    (0.62)%      (0.45)%
Portfolio turnover rate                                               108%        101%        71%          64%
Net assets, end of period (in thousands)                          $16,078     $ 5,036     $9,392      $ 8,275
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       4.60%       5.94%      4.99%        5.23%
  Net investment loss                                               (2.71)%     (4.16)%    (2.71)%      (2.53)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       2.77%       2.76%      2.86%        3.13%
  Net investment loss                                               (0.88)%     (0.98)%    (0.58)%      (0.43)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Indo-Asia Fund

FINANCIAL HIGHLIGHTS 4/30/01

                                                                 Six Months
                                                                    Ended
                                                                   4/30/01   Year Ended  Year Ended
                                                                 (unaudited)  10/31/00    10/31/99
CLASS C
Net asset value, beginning of period                               $ 8.84      $ 10.50     $ 6.00
                                                                   ------      -------     ------
Increase (decrease) from investment operations:
 Net investment loss                                               $(0.09)     $ (0.19)    $(0.03)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions               (0.19)       (1.47)      4.53
                                                                   ------      -------     ------
Net increase (decrease) in net asset value                         $(0.28)     $ (1.66)    $ 4.50
                                                                   ------      -------     ------
Net asset value, end of period                                     $ 8.56      $  8.84     $10.50
                                                                   ======      =======     ======
Total return*                                                       (3.17)%     (15.81)%    75.00%
Ratio of net expenses to average net assets+                         2.77%**      2.92%      2.70%
Ratio of net investment loss to average net assets+                 (1.38)%**    (1.61)%    (0.89)%
Portfolio turnover rate                                                90%**       103%       108%
Net assets, end of period (in thousands)                           $2,605      $ 3,217     $2,514
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       3.26%**      3.39%      4.40%
  Net investment loss                                               (1.87)%**    (2.08)%    (2.59)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       2.74%**      2.89%      2.64%
  Net investment loss                                               (1.35)%**    (1.58)%    (0.83)%

                                                               Year Ended  Year Ended  1/31/96 to
                                                                10/31/98    10/31/97    10/31/96
CLASS C
Net asset value, beginning of period                             $  6.93     $ 6.77      $  7.85
                                                                 -------     ------      -------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.07)    $(0.04)     $ (0.02)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              (0.86)      0.20        (1.06)
                                                                 -------     ------      -------
Net increase (decrease) in net asset value                       $ (0.93)    $ 0.16      $ (1.08)
                                                                 -------     ------      -------
Net asset value, end of period                                   $  6.00     $ 6.93      $  6.77
                                                                 =======     ======      =======
Total return*                                                     (13.42)%     2.36%      (13.76)%
Ratio of net expenses to average net assets+                        2.85%      2.84%        3.12%**
Ratio of net investment loss to average net assets+                (1.06)%    (0.56)%      (0.42)%**
Portfolio turnover rate                                              101%        71%          64%
Net assets, end of period (in thousands)                         $   536     $  803      $   557
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      6.12%      4.89%        4.63%**
  Net investment loss                                              (4.33)%    (2.61)%      (1.93)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.76%      2.78%        3.06%**
  Net investment loss                                              (0.97)%    (0.50)%      (0.36)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Indo-Asia Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)                  (continued)

   New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

   In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Indo-Asia Fund

C. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involve, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of April 30, 2001, the Fund had no open futures contracts.

D. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of April 30, 2001, the Fund had no outstanding portfolio or settlement hedges.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)                  (continued)

E. Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended April 30, 2001, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of April 30, 2001, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of April 30, 2001, the Fund had a reserve of $15,493 related to taxes on the repatriation of foreign currencies. Effective, May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned $2,276 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2001.

G. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all

Pioneer Indo-Asia Fund

   expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.10% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/01 (unaudited)                  (continued)

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2001, $2,935 was payable to PIM related to management fees, administration fees and certain other services.

PIM has appointed Khothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Fund's Indian investments, PIM relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PIM and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PIM and the Fund, PIM pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowners services to the Fund at negotiated rates. Included in due to affiliates is $98,322 in transfer agent fees payable to PIMSS at April 30, 2001.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $12,460 in distribution fees payable to PFD at April 30, 2001.

Pioneer Indo-Asia Fund

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Also, upon the redemption or exchange of Class A shares worth more than $25,000 within 90 days of any purchase of fund shares, the fund will apply a 2.00% fee to the entire amount of the sale proceeds. The fee is payable to the Fund and is not a CDSC or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2001, CDSCs in the amount of $31,633 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2001, the Fund's expenses were reduced by $7,359 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. During the six months ended April 30, 2001, the Fund had no borrowings under this agreement.

Pioneer Indo-Asia Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.,             John F. Cogan, Jr., President
  Chairman                      David D. Tripple, Executive Vice President
Mary K. Bush                    Vincent Nave, Treasurer
Richard H. Egdahl, M.D.         Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFoneSM gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[logo] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                 1266-00-0601
             (C) Pioneer Funds Distributor, Inc.
                 Underwriter of Pioneer mutual funds
[recycle symbol] Printed on Recycled Paper



EXHIBIT D

[LOGO] PIONEER
                                               INVESTMENTS-Registered Trademark-



PIONEER
EMERGING MARKETS
FUND


ANNUAL REPORT 11/30/00

 TABLE OF CONTENTS
--------------------------------------------------------------------------------
 Letter from the President                                             1


 Portfolio Summary                                                     2


 Performance Update                                                    3


 Portfolio Management Discussion                                       7


 Schedule of Investments                                              10


 Financial Statements                                                 22


 Notes to Financial Statements                                        29


 Report of Independent Public Accountants                             35


 Results of Shareowner Meeting                                        36


 Trustees, Officers and Service Providers                             37

PIONEER EMERGING MARKETS FUND

LETTER FROM THE PRESIDENT 11/30/00

DEAR SHAREOWNER,
--------------------------------------------------------------------------------

The year 2000, the last year of the old millennium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millennium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management, Inc. became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001 all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareowners, will benefit from this merger.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,


/s/ David Tripple

David Tripple
President
Pioneer Investment Management, Inc.

PIONEER EMERGING MARKETS FUND

 PORTFOLIO SUMMARY 11/30/00

 PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

                                  [PIE CHART]

Transportation             1%
Capital Goods              2%
Healthcare                 3%
Energy                     4%
Basic Materials            4%
Utilities                  4%
Consumer Cyclicals         7%
Consumer Staples          11%
Technology                13%
Financial                 24%
Communication Services    27%

 GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

                                    [GRAPH]

Brazil                       12.2%
Mexico                       11.5%
India                        10.8%
South Korea                   9.6%
Taiwan                        6.6%
Hong Kong                     5.7%
Turkey                        5.7%
South Africa                  5.3%
Thailand                      3.9%
Malaysia                      3.6%
Russia                        3.6%
Indonesia                     3.4%
Israel                        3.1%
Philippines                   2.8%
Singapore                     2.4%
Egypt                         1.7%
Chile                         1.6%
Poland                        1.6%
Greece                        1.0%
China                         0.9%
Argentina                     0.8%
Hungary                       0.5%
Venezuela                     0.4%
Pakistan                      0.3%
British Virgin Islands        0.3%
Czech Republic                0.2%
United Kingdom                0.2%
Peru                          0.2%
Columbia                      0.1%

 10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


 1. SK Telecom Co., Ltd. (A.D.R.)         2.10%
 2. Telefonos de Mexico SA                1.94
    (L Shares) (A.D.R.)
 3. China Mobile Ltd. (Hong Kong)         1.94
 4. Carso Global Telecom                  1.80
 5. Petroleo Brasileiro SA (A.D.R.)       1.51
 6. Korea Electric Power Corp. (A.D.R.)   1.44
 7. PT Indosat Indonesian Satellite       1.42
    Corp. (A.D.R.) (Local Shares)
 8. Samsung Electronics                   1.32
 9. Grupo Televisa SA (G.D.R.)            1.31
10. Telemig Celular Participacoes         1.26
    SA (A.D.R.) (Preferred)


Fund holdings will vary for other periods.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS A SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $10.82          $13.80

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (As of November 30, 2000)

              NET ASSET  PUBLIC OFFERING
PERIOD          VALUE        PRICE*
Life-of-Fund     0.66%        -0.26%
(6/23/94)
5 Years          2.12          0.91
1 Year         -21.59        -26.09

------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



                                    [GRAPH]

GROWTH OF $10,000+

                  Pioneer Emerging      MSCI Emerging
                    Markets Fund*    Markets Free Index
        6/94           $9,425            $10,000
       11/94           $9,128            $11,242
                       $8,743             $9,970
                       $8,756             $9,385
                      $10,998            $10,780
       11/96          $10,558            $10,347
                      $12,385            $11,616
                      $11,653             $8,972
                      $11,302             $8,329
       11/98           $7,902             $6,962
                       $9,798             $8,618
                      $12,405            $10,130
                      $13,637            $10,150
       11/00           $9,726             $7,738

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS B SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $10.28          $13.23

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                IF        IF
PERIOD         HELD    REDEEMED*
Life-of-Fund  -0.11%    -0.11%
(6/23/94)
5 Years        1.32      1.15
1 Year       -22.30    -25.41

--------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


                                    [GRAPH]

GROWTH OF $10,000+

                     Pioneer Emerging     MSCI Emerging Markets
                      Markets Fund*           Free Index
           6/94          $10,000                $10,000
          11/94           $9,644                $11,242
                          $9,209                 $9,970
                          $9,199                 $9,385
                         $11,517                $10,780
          11/96          $11,011                $10,347
                         $12,870                $11,616
                         $12,069                 $8,972
                         $11,659                 $8,329
          11/98           $8,112                 $6,962
                         $10,023                 $8,618
                         $12,641                $10,130
                         $13,835                $10,150
          11/00           $9,822                 $7,738

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS C SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $10.23          $13.12

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                 IF          IF
PERIOD          HELD      REDEEMED*
Life-of-Fund    -1.67%      -1.67%
(1/31/96)
1 Year         -22.03      -22.03

---------------------------------
* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


                                    [GRAPH]

GROWTH OF $10,000+

                               Pioneer Emerging   MSCI Emerging Markets
                                 Markets Fund*         Free Index
                   1/96             $10,000              $10,000
                                    $10,008               $9,841
                                    $10,855              $10,268
                                    $10,234               $9,872
                                    $10,386               $9,855
                   2/97             $11,746              $11,027
                                    $12,131              $11,064
                                    $12,281              $10,325
                                    $11,384               $8,546
                                    $11,796               $8,908
                   5/98             $10,997               $7,934
                                     $6,966               $5,209
                                     $7,633               $6,631
                                     $7,480               $6,492
                                     $9,390               $8,209
                   8/99              $9,670               $8,973
                                    $11,824               $9,649
                                    $16,825              $11,086
                                    $12,932               $9,668
                                    $12,914               $9,540
                  11/00              $9,219               $7,370

+ Index comparison begins January 31, 1996. The MSCI Emerging Markets Free
  Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS Y SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $11.03          $13.99

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


----------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
 (As of November 30, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED
Life-of-Fund    -9.45%     -9.45%
(4/9/98)
1 Year         -21.16     -21.16

---------------------------------
* Assumes reinvestment of distributions.


                                    [GRAPH]

GROWTH OF $10,000+

                                 Pioneer Emerging     MSCI Emerging Markets
                                   Markets Fund*           Free Index
              4/1998                  $10,000                $10,000
                                       $8,759                 $8,630
              8/1998                   $5,578                 $5,666
                                       $6,155                 $7,213
                                       $6,065                 $7,062
              5/1999                   $7,658                 $8,929
                                       $7,915                 $9,760
                                       $9,730                $10,495
              2/2000                  $13,889                $12,058
                                      $10,725                $10,516
                                      $10,739                $10,377
             11/2000                   $7,672                 $8,017

+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND


 PORTFOLIO MANAGEMENT DISCUSSION  11/30/00


For the fiscal year ended November 30, 2000, Pioneer Emerging Markets Fund's Class A, B, C and Y shares delivered total returns at net asset value of -21.59%, -22.30%, -22.03% and -21.16, respectively. This performance surpassed the -24.92% return for the MSCI Emerging Markets Free Index for the same period while lagging the -20.76 average return posted by emerging market funds tracked by Lipper Inc. (Lipper is an independent mutual fund monitor).

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets Fund, addresses the factors impacting the Fund's performance and the outlook for the emerging markets.


Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE YEAR ENDED
   NOVEMBER 30, 2000?

A: Despite the continued improvement in many developing economies, emerging equity markets fell this year for a number of reasons. Most significant were the concerns about rising interest rates and slowing growth in the United States, which, along with rising oil prices, contributed to global equity market weakness. Political uncertainty also contributed to equity market weakness in some countries as elections approached or new leadership assumed power. In Russia, Vladmir Putin, an obscure intelligence official, managed to win the election to succeed Boris Yeltsin, but his political agenda and his economic instincts remained vague and contradictory. In Mexico, meanwhile, former Coca-Cola executive Vincente Fox, the first opposition candidate to win the presidency in seven decades, outlined an ambitious program of reforms but his ability to implement them was far from certain.

   We believe that the emerging markets are oversold and already reflect many of these risks and that prices of many stocks have reached attractive levels. In Asia, valuations in some cases have approached those last seen during the worst of the Asian crisis in 1998. In our view, this market reaction is an opportunity to buy stocks at undervalued prices. We believe that the market does not properly reflect the substantial progress we have observed during the last two years in many emerging market

 PIONEER EMERGING MARKETS FUND
   companies, economies and financial systems. Banking and corporate sector reforms in Asia, in particular, have reduced many of the risks of investing in those markets while the long-term prospects for growth have improved.


Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that identifies companies with strong long-term prospects, proven managerial teams and attractive valuations. We look for companies that are well positioned in industries with strong long-term growth potential. We are also careful to manage the risk of investing in these markets by careful diversification of the portfolio across countries and industrial sectors.


Q: WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE EMERGING
   MARKETS?

A: We are cautious in our view of the sustainability of strong demand in the U.S. economy. We believe that U.S. imports of electronic equipment, autos and other goods will slow in the near term, and so we have reduced our exposure to companies that derive significant revenues from U.S. sales. We believe there are better opportunities available in companies that derive revenues from the domestic economy of their home country. In Asia, for example, local demand in many countries is just beginning to recover after the crises of 1997-98. Moreover, while profit margins may have peaked in the United States, we are looking for improvement in profit margins and earnings of Asian companies in the financial, consumer and telecommunication sectors.

   In Eastern Europe, a slowing German economy has hurt, but Poland, Hungary and the Czech Republic look attractive as their economies continue to introduce the market reforms that we believe will place them next in line for admission to the European Union.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   In all markets, we continue to find companies that benefit from a global trend toward outsourcing. Increasingly, multinational corporations in the United States and Europe are shifting production and services to firms in developing countries to reduce costs and improve efficiency. While this practice is already well entrenched in Mexico's MAQUILADORA, the assemblers of inexpensive consumer goods along the U.S. border, the trend is expanding in Asia and Eastern Europe. Outsourcing opportunities are also cutting across industry lines to more sophisticated products such as pharmaceuticals, software services, semiconductors and customer service calling centers.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?


A: The leading indicators show that the U.S. economy is beginning to decelerate, which may enable the Federal Reserve to maintain a less restrictive monetary policy and perhaps reduce interest rates. This could be a positive development for domestic consumption in many emerging markets. In 2000, global investors became increasingly risk averse as fears mounted over inflation, interest rates, oil prices and growth prospects in the developed world. We believe that many of these uncertainties will ease next year, and investors will focus once again on the positive trends in emerging markets: strong growth, stable inflation rates and, in many cases, corporate restructuring. Emerging market valuations are low and earnings prospects have improved in the past year, which leaves us optimistic about the months ahead.



INVESTING IN EMERGING MARKETS CARRIES ITS OWN SET OF RISKS, INCLUDING BUT NOT LIMITED TO, CURRENCY FLUCTUATIONS AND SOCIAL AND ECONOMIC INSTABILITY. HOWEVER, WE FEEL CONFIDENT THAT THE LONG-TERM PROSPECTS INVITE SERIOUS CONSIDERATION.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00


   SHARES                                                                                  VALUE
                    PREFERRED STOCKS - 5.7%
   19,560,000       Banco Itau SA                                                  $   1,487,830
       97,000       Centrails Electricas Brasileiras SA*                                 806,313
   17,500,000       Companhia Brasileira de Distribuicao Grupo Pao de Acucar             586,587
           16       Companhia Brasileira de Distribuicao Grupo Pao de Acucar
                    (Certificate of Entitlement)*                                              -
   12,000,000       Eletropaulo Metropolitana SA*                                        554,969
       35,300       Embraer Aircraft Corp. (A.D.R.)                                      972,956
       61,894       Tele Norte Leste Participacoes (A.D.R.)                            1,121,829
       13,700       Telecomunicacoes Brasileiras SA(A.D.R.)                              790,319
       23,000       Telecular Sul Participoes (A.D.R.)*                                  460,000
       44,800       Telemig Celular Participacoes (A.D.R.)*                            2,296,000
       57,400       Telesp Celular Participacoes SA (A.D.R.)                           1,216,162
                                                                                   -------------
                    TOTAL PREFERRED STOCKS
                    (Cost $11,111,474)                                             $  10,292,965
                                                                                   -------------

                    COMMON STOCKS - 93.8%
                    BASIC MATERIALS - 4.1%
                    CHEMICALS - 0.4%
      155,909       Daelim Industrial Co.                                          $     631,075
                                                                                   -------------
                    CHEMICALS (SPECIALITY) - 0.4%
      641,000       Nan Ya Plastics Corp.                                          $     785,967
                                                                                   -------------
                    CONSTRUCTION (CEMENT & AGGREGATES) - 1.3%
       38,500       Cemex SA (A.D.R.)                                              $     743,531
      106,900       Siam Cement Public Co., Ltd.                                       1,098,538
      225,400       Siam City Cement Co., Ltd.                                           566,202
                                                                                   -------------
                                                                                   $   2,408,271
                                                                                   -------------
                    GOLD & PRECIOUS METALS MINING - 0.4%
       25,650       Anglogold Ltd.                                                 $     625,569
       39,640       Gold Fields Ltd.                                                     111,511
                                                                                   -------------
                                                                                   $     737,080
                                                                                   -------------
                    IRON & STEEL - 0.4%
    1,472,000       China Steel Corp., Ltd.                                        $     793,267
           50       Tata Iron & Steel Co., Ltd.                                              131
                                                                                   -------------
                                                                                   $     793,398
                                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    METALS MINING - 1.2%
       49,200       Comphania Vale do Rico Doce (A.D.R.)                           $     971,700
       76,200       KGHM Polska Miedz SA                                                 443,043
    2,650,000       Yanzhou Coal Mining                                                  672,705
                                                                                   -------------
                                                                                   $   2,087,448
                                                                                   -------------
                    TOTAL BASIC MATERIALS                                          $   7,443,239
                                                                                   -------------
                    CAPITAL GOODS - 2.4%
                    CONTAINERS (METAL & GLASS) - 0.2%
      450,000       Cosco Pacific Ltd.                                             $     325,968
                                                                                   -------------
                    ELECTRICAL EQUIPMENT - 0.5%
      331,196       Bharat Heavy Electricals Ltd.*                                 $     908,438
                                                                                   -------------
                    MANUFACTURING (DIVERSIFIED) - 0.9%
      586,000       China Resources Enterprise Ltd.                                $     676,167
    2,800,000       Glorious Sun Enterprise Ltd.                                         466,676
       87,000       Grasim Industries Ltd.                                               458,129
                                                                                   -------------
                                                                                   $   1,600,972
                                                                                   -------------
                    TRUCKS & PARTS - 0.8%
      382,467       Escorts Ltd.                                                  $      760,360
      167,500       Larsen & Tourbo Ltd. (New Shares)                                    648,289
       42,000       Larsen & Tourbo Ltd. (Local Shares)                                  162,556
                                                                                   -------------
                                                                                   $   1,571,205
                                                                                   -------------
                    TOTAL CAPITAL GOODS                                            $   4,406,583
                                                                                   -------------
                    COMMUNICATION SERVICES - 23.4%
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - 8.9%
       82,400       Advanced Information Service, Plc.                            $      662,361
       22,100       Advanced Service Co., Ltd.                                           221,050
      646,000       China Mobile Ltd.                                                  3,528,222
       98,844       Grupo Iusacell SA (Series V) (A.D.R.)*                             1,099,639
       34,340       MIH Ltd.                                                             485,053
       33,600       Mobile Telesystems                                                   739,200
       89,600       Mobinil Ltd.                                                       1,864,865
      178,700       SK Telecom Co., Ltd. (A.D.R.)                                      3,808,544
       11,050       Stet Hellas Telecomm SA (A.D.R.)*                                    113,263
      787,000       Technology Resources Industries Bhd.                                 577,824
       28,000       Tele Norte Celular Particpacoes SA (A.D.R.)                          840,000
      190,000       Total Access Communication Public Co. Ltd.                           604,200
      114,400       Turkcell Iletism Hizmet (A.D.R.)                                     707,850


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - (CONTINUED)
      888,300       United Communication Industry Public Co., Ltd.                 $     709,991
       16,300       Vimpel Communications (A.D.R.)                                       196,619
                                                                                   -------------
                                                                                   $  16,158,681
                                                                                   -------------
                    TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
    5,541,000       Celular CRT Particpacoes SA                                    $   1,517,312
          181       Celular CRT Particpacoes SA (Bonus Shares)                                 -
                                                                                   -------------
                                                                                   $   1,517,312
                                                                                   -------------
                    TELEPHONE - 13.7%
      101,200       Bezeq Israeli Telecommunications Corp., Ltd.                   $     521,932
       10,200       Brasil Telecom Participacoes SA                                      444,975
    1,651,600       Carso Global Telecom                                               3,264,760
       56,400       Compania de Telephonos de Venezuela                                  810,750
       45,900       Compania Anonima Nacional Telefonos de Venezuela (A.D.R.)            731,531
       93,200       Embratel Participacoes (A.D.R.)*                                   1,124,225
      124,450       Hellenic Telecommunication Organization SA                         1,784,281
       65,300       Korea Telecom Corp. (A.D.R.)                                       1,779,425
       42,000       Matav (A.D.R.)                                                       669,375
       77,950       Philippine Long Distance Telephone Co. (A.D.R.)                    1,261,816
      282,600       PT Indosat Indonesian Satellite Corp. (A.D.R.)                     2,578,725
      175,800       Rostelocom (A.D.R.)                                                1,010,850
      158,100       Tele Centro Oeste Celular Participacoes SA (A.D.R.) *              1,393,256
       75,300       Telefonos de Mexico SA (L Shares) (A.D.R.)                         3,529,688
      884,500       TelecomAsia Corp. Public Co., Ltd.                                   419,122
      444,000       Telekomunikasi Indonesia (A.D.R.)                                  2,192,250
      121,000       Telekomunikacja Poliska SA                                           644,219
       76,000       Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)                            684,000
                                                                                   -------------
                                                                                   $  24,845,180
                                                                                   -------------
                    TOTAL COMMUNICATION SERVICES                                   $  42,521,173
                                                                                   -------------
                    CONSUMER CYCLICALS - 7.5%
                    AUTO PARTS & EQUIPMENT - 0.6%
      262,000       Cycle & Carriage Co.                                           $     516,801
       21,000       Halla Climate Control Co.                                            490,662
      200,000       Mirgor Sacifia (Class C) (A.D.R.) (144A)                             100,000
                                                                                   -------------
                                                                                   $   1,107,463
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    AUTOMOBILES - 1.4%
   28,400,000       Koc Holdings AS                                                $   1,060,633
      312,000       Mahindra & Mahindra Ltd. (G.D.R.)                                    943,800
    1,848,000       PT Astra International TbK (Local Shares)*                           440,807
                                                                                   -------------
                                                                                   $   2,445,240
                                                                                   -------------
                    BUILDING MATERIALS - 0.3%
       68,000       Suez Cement Co. (G.D.R.) (144A)                                $     623,900
                                                                                   -------------
                    HOUSEHOLD FURNITURE & APPLIANCES - 0.4%
    5,050,000       Vestel Elektronik Sanayi Ve Ticaret AS*                        $     684,131
                                                                                   -------------
                    LEISURE TIME (PRODUCTS) - 0.7%
       40,000       Hero Honda Motors, Ltd*                                        $     728,892
      120,000       TVS Suzuki, Ltd.                                                     446,124
                                                                                   -------------
                                                                                   $   1,175,016
                                                                                   -------------
                    LODGING (HOTELS) - 0.5%
      125,000       The Indian Hotels Co., Ltd. (G.D.R.) (144A)                    $     534,375
      245,000       Resorts World Bhd.                                                   373,947
                                                                                   -------------
                                                                                   $     908,322
                                                                                   -------------
                    PUBLISHING - 0.6%
  132,860,000       Dogan Sirketler Grubu Holding AS*                              $   1,050,738
                                                                                   -------------
                    PUBLISHING (NEWSPAPERS) - 1.2%
  125,800,000       Hurriyet Gazeteci ve Matbaacilik AS                            $     921,206
      287,260       Naspers, Ltd.                                                      1,186,182
                                                                                   -------------
                                                                                   $   2,107,388
                                                                                   -------------
                    RETAIL (DEPARTMENT STORES) - 0.3%
       14,600       Shinsegae Department Store Co.                                 $     624,599
                                                                                   -------------
                    RETAIL (GENERAL MERCHANDISE) - 0.4%
       19,500       39Shopping Corp.*                                              $     297,594
       11,200       LG Home Shopping, Inc.*                                              455,187
                                                                                   -------------
                                                                                   $     752,781
                                                                                   -------------
                    RETAIL (DISCOUNTERS) - 0.4%
      394,000       Walmart De Mexico SA de CV (Series C)                          $     774,643
                                                                                   -------------
                    SERVICES (ADVERTISING/MARKETING) - 0.5%
       11,400       Cheil Communications Inc.                                      $     632,135
       11,400       LG AD, Inc.                                                          295,434
                                                                                   -------------
                                                                                   $     927,569
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    TEXTILES (HOME FUNRNISHINGS) - 0.2%
      516,920       Far Eastern Textile Ltd.                                       $     410,030
                                                                                   -------------
                    TEXTILES (SPECIALTY) - 0.0%
      347,700       Asia Fiber Co., Ltd.*                                          $      49,626
                                                                                   -------------
                    TOTAL CONSUMER CYCLICALS                                       $  13,641,446
                                                                                   -------------
                    CONSUMER STAPLES - 11.1%
                    BEVERAGES (ALCOHOLIC) - 0.6%
      183,000       South African Breweries Plc                                    $   1,088,625
                                                                                   -------------
                    BEVERAGES (NON-ALCOHOLIC) - 0.9%
       26,700       Coca-Cola SA de CV (A.D.R.)                                    $     502,294
       45,800       Embotelladors Andina SA (A.D.R.)                                     529,563
       17,500       Fomento Economico Mexicano, SA de CV                                 598,281
                                                                                   -------------
                                                                                   $   1,630,138
                                                                                   -------------
                    BROADCASTING (TELEVISION/RADIO/CABLE) - 4.6%
    2,147,100       ABS-CBN Broadcasting Corp. (A.D.R.)*                           $   2,011,892
   18,758,000       Benpres Holdings Corp.*                                            1,001,687
       11,000       Ceske Radiokomunikace AS (G.D.R.)* (144A)                            345,400
      101,250       Globo Cabo SA (A.D.R.)*                                              803,672
      218,650       Grupo Radio Centro SA de CV (A.D.R.)                               1,885,856
       51,000       Grupo Televisa SA (G.D.R.)*                                        2,374,688
                                                                                   -------------
                                                                                   $   8,423,195
                                                                                   -------------
                    DISTRIBUTORS (FOOD & HEALTH) - 0.8%
      359,700       Kimbererly-Clark de Mexico SA de CV                            $     898,342
    1,024,000       Ng Fung Hong Ltd.                                                    630,166
                                                                                   -------------
                                                                                   $   1,528,508
                                                                                   -------------
                    ENTERTAINMENT - 0.9%
      168,890       Corporacion Interamericana de Entretenimiento SA
                    (Series B)*                                                    $     682,058
      460,700       Tanjong Public Co., Ltd.                                             897,153
                                                                                   -------------
                                                                                   $   1,579,211
                                                                                   -------------
                    FOODS - 1.1%
       32,800       Cheil Jedang Corp.                                             $     854,068
      654,000       President Enterprises Corp.                                          415,804
    7,701,300       PT Indofood Sukses Makmur Tbk                                        666,168
                                                                                   -------------
                                                                                   $   1,936,040
                                                                                   -------------
                    HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
   49,422,000       Arcelik A.S.                                                   $     940,958
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    RESTAURANTS - 0.8%
    1,184,900       Kentucky Fried Chicken Bhd.                                    $   1,502,952
                                                                                   -------------
                    RETAIL STORES (FOOD CHAINS) - 0.7%
    1,327,400       Metro Cash and Carry Ltd.                                      $     301,468
    3,000,000       Migros Turk T.A.S.                                                   276,801
      248,664       President Chain Store Corp.                                          670,030
                                                                                   -------------
                                                                                   $   1,248,299
                                                                                   -------------
                    TOBACCO - 0.2%
      187,000       PT Hanjaya Mandala Sampoerna Tbk                               $     275,476
                                                                                   -------------
                    TOTAL CONSUMER STAPLES                                         $  20,153,402
                                                                                   -------------
                    ENERGY - 3.9%
                    OIL (INTERNATIONAL INTERGRATED) - 2.4%
      106,640       Petroleo Brasileiro SA                                         $   2,745,980
    7,500,000       Sinopec Zhenhai Refining and Chemical Company Limited                951,941
       75,000       Surgutneftegaz (A.D.R.)                                              693,750
                                                                                   -------------
                                                                                   $   4,391,671
                                                                                   -------------
                    OIL & GAS (EXPLORATION/PRODUCTION) - 0.7%
       35,600       Lukoil Holding (A.D.R.)                                        $   1,272,700
                                                                                   -------------
                    OIL & GAS (REFINING & MARKETING) - 0.8%
      402,150       Hindustan Petroleum Corp., Ltd. (New Shares)*                  $   1,092,323
       51,200       Polski Koncern Nafto (G.D.R.)                                        454,400
                                                                                   -------------
                                                                                   $   1,546,723
                                                                                   -------------
                    TOTAL ENERGY                                                   $   7,211,094
                                                                                   -------------
                    FINANCIAL - 22.3%
                    BANKS (MAJOR REGIONAL) - 10.0%
   66,670,000       Akbank T.A.S.                                                  $     312,455
      114,700       Banco Bradesco SA                                                    795,731
       54,000       Banco Gandero (A.D.R.)                                               192,375
       49,600       Banco Santander Chile (A.D.R.)                                       713,000
      246,600       Bangkok Bank Ltd.                                                    218,218
       63,000       Commerical International Bank                                        591,471
       65,200       Credicorp Ltd.                                                       395,275
      200,000       Development Bank of Singapore Ltd.                                 2,268,970
    1,374,000       Grupo Financiero Banamex Accival (Class O)*                        1,889,533
       95,300       Grupo Financiero Galicia (A.D.R.)                                  1,328,244
       59,980       Kookmin Bank                                                         668,638
      241,200       Malayan Banking Bhd.                                                 888,632


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    BANKS (MAJOR REGIONAL) - (CONTINUED)
    7,735,000       National Finance Public Co., Ltd.*                             $   1,042,167
        7,400       OTP Bank (G.D.R.)*                                                   327,783
       68,900       Powszechny Bank Kredy                                              1,327,656
       63,700       Shinhan Bank                                                         584,331
      124,240       Standard Bank Investment Corporation Ltd.                            427,253
   87,300,000       Turkiye Garanti Bankasi*                                             536,995
       55,600       Uniao de Bancos Brasileiros SA (G.D.R.)                            1,237,100
      375,000       Wing Hang Bank Ltd.                                                1,228,389
  187,849,885       Yapi Ve Kredi Bankasi SA                                             990,421
                                                                                   -------------
                                                                                   $  17,964,637
                                                                                   -------------
                    BANKS (MONEY CENTER) - 1.8%
      204,100       Bank Hapoalim Ltd.                                             $     537,524
      261,200       Bank Leumi Le-Israel                                                 564,223
   10,692,000       PT Lippo Bank Tbk (Certificate of Entitlement)*                            -
  132,855,000       Turkeiy Is Bankasi                                                 1,673,335
      850,000       United World Chinese Commercial Bank                                 568,725
                                                                                   -------------
                                                                                   $   3,343,807
                                                                                   -------------
                    BANKS (REGIONAL) - 0.4%
      173,100       Commerce Asset Holdings Bhd.                                   $     341,645
       68,000       ICICI Bank Ltd. (A.D.R.)                                             454,750
                                                                                   -------------
                                                                                   $     796,395
                                                                                   -------------
                    CONSUMER FINANCE - 0.6%
    1,593,050       African Bank Investments, Ltd.*                                $   1,068,954
                                                                                   -------------
                    FINANCIAL (DIVERSIFIED) - 5.2%
      189,500       ABSA Group Ltd.                                                $     594,213
      270,000       Bank Of East Asia                                                    586,742
      106,500       Citic Pacific Ltd.                                                   367,296
      601,210       FirstRand Ltd.                                                       543,063
      556,400       Grupo Financiero Bancomer (B Shares)*                              2,040,045
      146,000       Henderson Land Development                                           563,421
      119,400       Housing Development Finance Corp. Ltd.                             1,347,999
       34,700       ICICI Ltd. (A.D.R.)                                                  342,662
      123,470       Imperial Holdings Ltd.*                                              876,299
      740,000       New World Development Co., Ltd.                                      773,220
      277,400       Pakistan Investment Fund Inc.                                        554,800
    7,982,000       SM Prime Holdings, Inc.                                              804,234
                                                                                   -------------
                                                                                   $   9,393,994
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    INSURANCE (LIFE/HEALTH) - 0.2%
       51,430       Liberty Group Ltd.                                             $     394,875
                                                                                   -------------
                    INSURANCE (MULTI-LINE) - 0.2%
   28,500,000       Aksigorta AS                                                   $     354,789
                                                                                   -------------
                    INSURANCE (PROPERTY/CASUALTY) - 1.2%
      144,100       Ayudhya Jardine CMG Life Assurance Public Co., Ltd.*           $      32,084
    1,255,800       Cathay Life Insurance Co., Ltd.                                    2,243,179
                                                                                   -------------
                                                                                   $   2,275,263
                                                                                   -------------
                    INVESTMENT BANKING/BROKERAGE - 1.0%
      881,000       Arab Malay Merchant Bank Bhd.                                  $     871,726
       17,340       Investec Group Ltd.                                                  501,214
      185,410       Old Mutual Plc.                                                      397,317
                                                                                   -------------
                                                                                   $   1,770,257
                                                                                   -------------
                    INVESTMENT MANAGEMENT - 1.4%
    1,226,000       China Development Industrial                                   $     924,233
       37,280       Coronation Holdings Ltd.                                             442,578
  103,400,000       Haci Omer Sabanci Holding AS                                         757,176
       22,750       Nedcor Ltd.                                                          460,901
                                                                                   -------------
                                                                                   $   2,584,888
                                                                                   -------------
                    REAL ESTATE - 0.3%
    2,099,200       New World China Land Ltd.                                      $     565,180
                                                                                   -------------
                    TOTAL FINANCIAL                                                $  40,513,039
                                                                                   -------------
                    HEALTHCARE - 2.6%
                    BIOTECHNOLOGY - 0.6%
       37,700       Dr. Reddy's Laboratories Ltd.                                  $   1,087,890
                                                                                   -------------
                    HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 2.0%
       76,000       E Merck (India) Ltd.                                           $     589,272
       75,780       Hoechst Marion Roussel Ltd.                                          792,915
          200       Knoll Pharmaceuticals Ltd.                                             1,329
       41,800       Knoll Pharmaceuticals Ltd. (New Shares)                              277,819
       78,000       Ranbaxy Laboratories Ltd.                                          1,291,922
       56,699       Sun Pharmaceutical Industries, Ltd.*                                 612,695
                                                                                   -------------
                                                                                   $   3,565,952
                                                                                   -------------
                    TOTAL HEALTHCARE                                               $   4,653,842
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    TECHNOLOGY - 12.3%
                    COMMUNICATIONS EQUIPMENT - 1.3%
        7,100       AudioCodes                                                     $     117,150
      509,000       China Unicom Ltd.                                                    724,360
          200       China Unicom Ltd. (A.D.R.)                                             2,825
       10,400       Gilat Satellite Networks Ltd.*                                       408,850
       21,400       Nice Systems Ltd. (A.D.R.)*                                          930,900
       15,000       Radvision Ltd.*                                                      243,750
                                                                                   -------------
                                                                                   $   2,427,835
                                                                                   -------------
                    COMPUTERS (HARDWARE) - 1.5%
      402,200       Acer Co.                                                       $     247,189
       18,000       Samsung Electronics                                                2,399,013
                                                                                   -------------
                                                                                   $   2,646,202
                                                                                   -------------
                    COMPUTERS (PERIPHERALS) - 0.5%
       83,731       Daou Technology, Inc.*                                         $     297,932
    2,800,000       Grupo Dataflux SA de CV                                              532,653
                                                                                   -------------
                                                                                   $     830,585
                                                                                   -------------
                    COMPUTERS (SOFTWARE & SERVICES) - 4.8%
          100       BFL Software Ltd. *                                            $         985
       15,700       Check Point Software Technologies Ltd.*                            1,611,213
      520,000       Idion Technology Holdings, Ltd.*                                     520,034
       13,200       Infosys Technology, Ltd.                                           2,017,827
      570,000       Ixchange Technology Holdings Ltd.*                                   338,344
       61,200       Mastek Ltd.                                                          738,569
       30,232       NITT, Ltd.                                                         1,096,015
      150,000       Satyam Computer Services, Ltd.                                     1,097,053
      660,000       Softline, Ltd.*                                                      116,679
      150,500       VocalTec Communications, Ltd.*                                       776,016
        7,500       Wipro Limited (A.D.R.)                                               406,875
                                                                                   -------------
                                                                                   $   8,719,610
                                                                                   -------------
                    ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.4%
      106,720       Asustek Computer, Inc.                                         $     450,725
       33,454       L.G. Electronics Inc.                                                327,522
                                                                                   -------------
                                                                                   $     778,247
                                                                                   -------------
                    ELECTRONICS (INSTRUMENTATION) - 0.5%
      330,000       Elec & Eltek International Co., Ltd.                           $     976,800
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    ELECTRONICS (SEMICONDUCTORS) - 2.6%
      345,100       Advanced Semiconductor Engineering Inc.                        $     340,607
      105,000       Hyundai Electronics Industries Co.*                                  590,868
       77,858       Siliconware Precision Industries Co., Ltd.                           296,834
      622,540       Taiwan Semiconductor Manufacturing Co.                             1,686,870
      902,800       United Microelectronic Corp., Ltd.                                 1,421,302
       36,800       Winbond Electronics Corp. (G.D.R.)                                   356,040
                                                                                   -------------
                                                                                   $   4,692,521
                                                                                   -------------
                    SERVICES (DATA PROCESSING) - 0.7%
      180,000       Shinawatra Computer Co., Plc.                                  $     645,353
      832,000       Singapore Exchange Ltd.                                              626,099
                                                                                   -------------
                                                                                   $   1,271,452
                                                                                   -------------
                    TOTAL TECHNOLOGY                                               $  22,343,252
                                                                                   -------------
                    TRANSPORTATION - 0.8%
                    RAILROADS - 0.6%
      609,700       Malaysia International Shipping Bhd.                           $   1,074,997
                                                                                   -------------
                    SHIPPING - 0.2%
    2,100,000       Far Eastern Silo & Shipping Corp.                              $     314,714
                                                                                   -------------
                    TOTAL TRANSPORTATION                                           $   1,389,711
                                                                                   -------------
                    UTILITIES - 3.4%
                    ELECTRIC COMPANIES - 2.2%
       30,900       Empresa Nacional Electricidad Chile (A.D.R.)                   $     310,931
       35,000       Enersis S.A. (A.D.R.)                                                603,750
      137,900       Korea Electric Power Corp. (A.D.R.)*                               2,609,379
      199,789       Mosenergo (A.D.R.)                                                   474,499
                                                                                   -------------
                                                                                   $   3,998,559
                                                                                   -------------
                    NATURAL GAS - 0.4%
      119,700       Gazprom (A.D.R.) (144A)                                        $     763,087
                                                                                   -------------
                    POWER PRODUCERS (INDEPENDENT) - 0.8%
      173,140       Unified Energy System (G.D.R.) (144A)*                         $   1,369,805
                                                                                   -------------
                    TOTAL UTILITIES                                                $   6,131,451
                                                                                   -------------
                    TOTAL COMMON STOCKS
                    (Cost $231,804,248)                                            $ 170,408,232
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    RIGHTS/WARRANTS - 0.5%
       21,000       Cemex SA, 12/13/02*                                            $       7,253
           16       Companhia Brasileira de Distribuicao Grupo
                    Pao de Acucar, 8/31/05*                                                    -
   10,692,000       PT Lippo Bank, 4/15/02*                                                    -
       26,130       Queenbee Restaurant, 3/24/03*                                          5,160
    9,179,800       Siam Commercial Bank, 5/10/02*                                       691,787
      470,211       TelecomAsia Public Co. Ltd., 4/3/02*                                 128,116
                                                                                   -------------
                    TOTAL WARRANTS
                    (Cost $1,971,559)                                              $     832,316
                                                                                   -------------
                    TOTAL INVESTMENT IN SECURITIES
                    (Cost $244,887,281)(a)(b)(c)                                   $ 181,533,513
                                                                                   =============

*     Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2000, the value of these securities amounted to $4,420,567 or 2.3% of total net assets.

(a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

         Brazil                                                                    12.2%
         Mexico                                                                    11.5
         India                                                                     10.8
         South Korea                                                                9.6
         Taiwan                                                                     6.6
         Hong Kong                                                                  5.7
         Turkey                                                                     5.7
         South Africa                                                               5.3
         Thailand                                                                   3.9
         Malaysia                                                                   3.6
         Russia                                                                     3.6
         Indonesia                                                                  3.4
         Israel                                                                     3.1
         Phillipines                                                                2.8
         Singapore                                                                  2.4
         Egypt                                                                      1.7
         Chile                                                                      1.6
         Poland                                                                     1.6
         Greece                                                                     1.0
         Others (Individually less than 1%)                                         3.9
                                                                                  -----
                                                                                  100.0%
                                                                                  =====


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

(b) At November 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $247,070,956 was as follows:

      Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost                 $  8,646,518
      Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value                  (74,183,961)
                                                                        ------------
      Net Unrealized loss                                               $(65,537,443)
                                                                        ============

(c) At November 30, 2000, the Fund had a capital loss carryforward of $9,796,063 which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2000 aggregated $411,634,415 and $346,817,174, respectively.


  The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 BALANCE SHEET 11/30/00

ASSETS:
  Investment in securities, at value (cost $244,887,281)                 $181,533,513
  Foreign currencies, at value                                             13,967,556
  Receivables -
     Investment securities sold                                             3,820,839
     Fund shares sold                                                         363,869
     Dividends, interest and foreign taxes withheld                           237,743
     Forward foreign currency settlement contracts - net                          183
  Other                                                                       291,570
                                                                         ------------
       Total assets                                                      $200,215,273
                                                                         ------------

LIABILITIES:
  Payables -
     Investment securities purchased                                     $  4,983,799
     Fund shares repurchased                                                  692,371
  Due to bank                                                               4,611,067
  Due to affiliates                                                           388,170
  Accrued expenses                                                            308,899
  Reserve for repatriation taxes                                               54,788
                                                                         ------------
       Total liabilities                                                 $ 11,039,094
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $273,892,326
  Accumulated net investment loss                                             (71,257)
  Accumulated net realized loss on investments, futures
     contracts and foreign currency transactions                          (21,124,676)
  Net unrealized loss on investments (including reserve
     for repatriation taxes of $54,788)                                   (63,408,556)
  Net unrealized loss on forward foreign currency contracts
     and other assets and liabilities denominated in foreign
     currencies                                                              (111,658)
                                                                         ------------
       Total net assets                                                  $189,176,179
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $88,174,545/8,152,532 shares)                        $      10.82
                                                                         ============
  Class B (based on $40,762,886/3,965,962 shares)                        $      10.28
                                                                         ============
  Class C (based on $12,861,209/1,257,814 shares)                        $      10.23
                                                                         ============
  Class Y (based on $47,377,539/4,296,503 shares)                        $      11.03
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      11.48
                                                                         ============


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED 11/30/00


INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $285,448)    $  2,467,093
   Interest (net of foreign taxes withheld of $8,667)            348,395
                                                            ------------
         Total investment income                                            $  2,815,488
                                                                            ------------
EXPENSES:
   Management fees                                          $  3,351,434
   Transfer agent fees
      Class A                                                    397,381
      Class B                                                    282,700
      Class C                                                     38,093
      Class Y                                                         98
   Distribution fees
      Class A                                                    326,385
      Class B                                                    698,080
      Class C                                                    171,483
   Administrative fees                                            84,693
   Custodian fees                                                602,610
   Registration fees                                              98,085
   Professional fees                                             103,175
   Printing                                                       75,145
   Fees and expenses of nonaffiliated trustees                    26,445
   Miscellaneous                                                  46,003
                                                            ------------
      Total expenses                                                        $  6,301,810
      Less fees paid indirectly                                                  (65,382)
                                                                            ------------
      Net expenses                                                          $  6,236,428
                                                                            ------------
         Net investment loss                                                $ (3,420,940)
                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments (net of capital gains taxes paid of
         $4,464,854)                                        $ 28,647,702
      Forward foreign currency contracts and other
         assets and liabilities denominated in foreign
         currencies                                             (672,371)   $ 27,975,331
                                                            ------------    ------------

   Change in net unrealized loss from:
      Investments                                           $(97,010,974)
      Forward foreign currency contracts and other
         assets and liabilities denominated in foreign
         currencies                                              (59,138)   $(97,070,112)
                                                            ------------    ------------
      Net loss on investments and foreign currency
         transactions                                                       $(69,094,781)
                                                                            ------------
      Net decrease in net assets resulting from operations                  $(72,515,721)
                                                                            ------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 FOR THE YEARS ENDED 11/30/00 AND 11/30/99

                                                                  YEAR ENDED        YEAR ENDED
                                                                   11/30/00          11/30/99
FROM OPERATIONS:
  Net investment loss                                          $  (3,420,940)     $  (1,350,097)
  Net realized gain on investments, futures
   contracts and foreign currency transactions                    27,975,331          2,804,075
  Change in net unrealized gain (loss) on investments and
   foreign currency transactions                                 (97,070,112)        58,084,393
                                                               -------------      -------------
     Net increase (decrease) in net assets resulting from
         operations                                            $ (72,515,721)     $  59,538,371
                                                               -------------      -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                             $ 329,505,782      $ 189,422,052
  Reinvestment of distributions                                            -                  -
  Cost of shares repurchased                                    (248,879,736)      (193,508,476)
                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                   $  80,626,046      $  (4,086,424)
                                                               -------------      -------------
   Net increase in net assets                                  $   8,110,325      $  55,451,947
NET ASSETS:
  Beginning of year                                              181,065,854        125,613,907
                                                               -------------      -------------
  End of year (including accumulated net investment loss
   of $71,257 and $1,392,414, respectively)                    $ 189,176,179      $ 181,065,854
                                                               =============      =============

CLASS A                             '00 SHARES       '00 AMOUNT      '99 SHARES       '99 AMOUNT
Shares sold                         13,630,214     $ 216,021,888     13,457,290     $ 139,753,516
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased            (12,077,994)     (187,103,890)   (15,527,823)     (158,319,918)
                                   -----------     -------------    -----------     -------------
   Net increase (decrease)           1,552,220     $  28,917,998     (2,070,533)    $ (18,566,402)
                                   ===========     =============    ===========     =============

CLASS B
Shares sold                          2,965,548     $  51,179,580      2,174,781     $  23,059,774
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased             (2,860,823)      (44,175,696)    (2,546,532)      (25,753,021)
                                   -----------     -------------    -----------     -------------
   Net increase (decrease)             104,725     $   7,003,884       (371,751)    $  (2,693,247)
                                   ===========     =============    ===========     =============

CLASS C
Shares sold                          1,336,618     $  20,688,386        427,313     $   4,608,232
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased               (966,914)      (14,463,955)      (974,574)       (8,869,386)
                                   -----------     -------------    -----------     -------------
   Net increase (decrease)             369,704     $   6,224,431       (547,261)    $  (4,261,154)
                                   ===========     =============    ===========     =============

CLASS Y
Shares sold                          2,545,138     $  41,615,928      1,855,799     $  22,000,530
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased               (194,625)       (3,136,195)       (50,089)         (566,151)
                                   -----------     -------------    -----------     -------------
   Net increase                      2,350,513     $  38,479,733      1,805,710     $  21,434,379
                                   ===========     =============    ===========     =============

   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      11/30/00     11/30/99     11/30/98     11/30/97     11/30/96
CLASS A
Net asset value, beginning of year                                    $ 13.80      $  8.79      $ 14.42      $ 13.94      $ 11.56
                                                                      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $ (0.17)     $ (0.09)     $  0.00(a)   $ (0.05)     $ (0.07)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions                (2.81)        5.10        (4.23)        1.40         2.45
                                                                      -------      -------      -------      -------      -------
        Net increase (decrease) from investment operations            $ (2.98)     $  5.01      $ (4.23)     $  1.35      $  2.38
Distributions to shareowners:
   Net realized gain                                                        -            -        (1.40)       (0.87)           -
                                                                      -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                            $ (2.98)     $  5.01      $ (5.63)     $  0.48      $  2.38
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year                                          $ 10.82      $ 13.80      $  8.79      $ 14.42      $ 13.94
                                                                      =======      =======      =======      =======      =======
Total return*                                                          (21.59)%      57.00%      (32.19)%      10.37%       20.59%
Ratio of net expenses to average net assets+                             2.19%        2.44%        2.26%        2.23%        2.28%
Ratio of net investment income (loss) to average net assets+            (1.13)%      (0.73)%       0.07%       (0.40)%      (0.61)%
Portfolio turnover rate                                                   139%         180%         195%         140%         143%
Net assets, end of year (in thousands)                                $88,175      $91,092      $76,257      $87,628      $56,465
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          2.19%        2.44%        2.27%        2.25%        3.00%
   Net investment income (loss)                                         (1.13)%      (0.73)%       0.06%       (0.42)%      (1.33)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.16%        2.40%        2.25%        2.19%        2.25%
   Net investment income (loss)                                         (1.10)%      (0.69)%       0.08%       (0.36)%      (0.58)%

(a) Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    11/30/00     11/30/99     11/30/98      11/30/97     11/30/96
CLASS B
Net asset value, beginning of year                                   $ 13.23      $  8.49      $ 14.09       $ 13.73      $ 11.47
                                                                     -------      -------      -------       -------      -------
Increase (decrease) from investment operations:
   Net investment loss                                               $ (0.34)     $ (0.17)     $ (0.12)      $ (0.14)     $ (0.03)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions               (2.61)        4.91        (4.08)         1.37         2.29
                                                                     -------      -------      -------       -------      -------
        Net increase (decrease) from investment operations           $ (2.95)     $  4.74      $ (4.20)      $  1.23      $  2.26
Distributions to shareowners:
   Net realized gain                                                       -            -        (1.40)        (0.87)           -
                                                                     -------      -------      -------       -------      -------
Net increase (decrease) in net asset value                           $ (2.95)     $  4.74      $ (5.60)      $  0.36      $  2.26
                                                                     -------      -------      -------       -------      -------
Net asset value, end of year                                         $ 10.28      $ 13.23      $  8.49       $ 14.09      $ 13.73
                                                                     =======      =======      =======       =======      =======
Total return*                                                         (22.30)%      55.83%      (32.79)%        9.61%       19.70%
Ratio of net expenses to average net assets+                            3.05%        3.20%        3.09%         2.94%        3.00%
Ratio of net investment income (loss) to average net assets+           (1.97)%      (1.53)%      (0.84)%       (1.10)%      (1.47)%
Portfolio turnover rate                                                  139%         180%         195%          140%         143%
Net assets, end of year (in thousands)                               $40,763      $51,093      $35,954       $70,218      $39,893
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         3.05%        3.20%        3.10%         2.95%        3.66%
   Net investment loss                                                 (1.97)%      (1.53)%      (0.85)%       (1.11)%      (2.13)%
Ratios assuming  waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         3.03%        3.18%        3.08%         2.90%        2.96%
   Net investment loss                                                 (1.95)%      (1.51)%      (0.83)%       (1.06)%      (1.43)%

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   1/31/96 TO
                                                                   11/30/00     11/30/99     11/30/98      11/30/97     11/30/96
CLASS C
Net asset value, beginning of period                                $ 13.12      $  8.47      $ 14.08       $ 13.73      $ 13.22
                                                                    -------      -------      -------       -------      -------
Increase (decrease) from investment operations:
   Net investment loss                                              $ (0.14)     $ (0.29)     $ (0.08)      $ (0.13)     $ (0.09)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions              (2.75)        4.94        (4.13)         1.35         0.60
                                                                    -------      -------      -------       -------      -------
        Net increase (decrease) from investment operations          $ (2.89)     $  4.65      $ (4.21)      $  1.22      $  0.51
Distributions to shareowners:
   Net realized gain                                                      -            -        (1.40)        (0.87)           -
                                                                    -------      -------      -------       -------      -------
Net increase (decrease) in net asset value                          $ (2.89)     $  4.65      $ (5.61)      $  0.35      $  0.51
                                                                    -------      -------      -------       -------      -------
Net asset value, end of period                                      $ 10.23      $ 13.12      $  8.47       $ 14.08      $ 13.73
                                                                    =======      =======      =======       =======      =======
Total return*                                                        (22.03)%      54.90%      (32.90)%        9.53%        3.86%
Ratio of net expenses to average net assets+                           2.85%        3.82%        3.32%         2.89%        2.91%**
Ratio of net investment loss to average net assets+                   (1.81)%      (2.09)%      (1.08)%       (1.09)%      (1.51)%**
Portfolio turnover rate                                                 139%         180%         195%          140%         143%
Net assets, end of period (in thousands)                            $12,861      $11,656      $12,162       $12,730       $5,566
Ratios assuming no waiver of management fees
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        2.85%        3.82%        3.33%         2.90%        3.48%**
   Net investment loss                                                (1.81)%      (2.09)%      (1.09)%       (1.10)%      (2.08)%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                        2.82%        3.80%        3.31%         2.85%        2.86%**
   Net investment loss                                                (1.78)%      (2.07)%      (1.07)%       (1.05)%      (1.46)%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                         YEAR ENDED    YEAR ENDED    4/9/98 TO
                                                          11/30/00      11/30/99      11/30/98
CLASS Y
Net asset value, beginning of period                      $ 13.99       $  8.85       $ 14.55
                                                          -------       -------       -------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $ (0.10)      $  0.01       $     -
  Net realized and unrealized gain (loss) on
     investments, futures contracts and foreign
     currency transactions                                $ (2.86)      $  5.13       $ (5.55)
                                                          -------       -------       -------
Net increase (decrease) from investment
  operations                                                (2.96)         5.14         (5.55)
Distributions to shareowners:
  Net realized gain                                             -             -         (0.15)
                                                          -------       -------       -------
Net increase (decrease) in net asset value                  (2.96)         5.14         (5.70)
                                                          -------       -------       -------
Net asset value, end of period                            $ 11.03       $ 13.99       $  8.85
                                                          =======       =======       =======
Total return*                                              (21.16)%       58.08%       (38.32)%
Ratio of net expenses to average net assets+                 1.62%         2.51%         1.75%**
Ratio of net investment income (loss) to
  average net assets+                                       (0.62)%       (1.07)%        0.06%**
Portfolio turnover rate                                       139%          180%          195%
Net assets, end of period (in thousands)                  $47,378       $27,225        $1,241
Ratios assuming reduction for fees
  paid indirectly:
  Net expenses                                               1.60%         2.41%         1.75%**
  Net investment income (loss)                              (0.60)%       (0.97)%        0.06%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS  11/30/00                            (CONTINUED)

   may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6)


D. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2000, the Fund had no open futures contracts.

E. TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2000, the Fund paid $4,464,854 in such taxes.

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00                             (CONTINUED)

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2000, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2000, the Fund had a reserve of $54,788 related to taxes on the repatriation of foreign currencies.


   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2000, the Fund has reclassified $4,742,097 and $5,137,225 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments, futures contracts and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $32,385 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2000.

G. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

   Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

   In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2000, $229,412 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

   PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $88,814 in transfer agent fees payable to PSC at November 30, 2000.

4. DISTRIBUTION PLANS

   The Fund adopted a Plan of Distribution with respect to each of Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $69,944 in distribution fees payable to PFD at November 30, 2000.

   In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00                             (CONTINUED)

   1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2000, CDSCs in the amount of $324,402 were paid to PFD.

5. EXPENSE OFFSETS

   The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000, the Fund's expenses were reduced by $65,382 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

   At November 30, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2000, the Fund had no outstanding portfolio hedges. At November 30, 2000, the gross forward currency settlement contracts receivable and payable were $1,543,680 and $1,543,497, respectively, resulting in a net receivable of $183.

7. LINE OF CREDIT FACILITY

   The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

   The average daily amount of borrowings outstanding during the year ended November 30, 2000 was $558,232. The average daily shares outstanding during the period were 17,078,521 resulting in an average borrowing per share of $0.03. The related weighted average annualized interest rate for the year was 6.51%, and the total interest expense on such borrowings was $36,921.

 PIONEER EMERGING MARKETS FUND

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER EMERGING MARKETS FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund (the Fund) as of November 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2000

 PIONEER EMERGING MARKETS FUND

 RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Emerging Markets Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


PROPOSAL 1 - TO APPROVE A NEW MANAGEMENT CONTRACT.

    AFFIRMATIVE                       AGAINST                       ABSTAIN
  12,528,588.765                    252,835.051                   219,299.876

PROPOSAL 2 - TO ELECT TRUSTEES.

      NOMINEE                       AFFIRMATIVE                    WITHHELD
M.K. Bush                         12,757,218.412                  243,505.280
J.F. Cogan, Jr.                   12,751,841.667                  248,882.025
Dr. R.H. Egdahl                   12,774,860.937                  225,862.755
M.B.W. Graham                     12,772,587.872                  228,135.820
M.A. Piret                        12,778,735.574                  221,988.118
D.D. Tripple                      12,757,500.577                  243,223.115
S.K. West                         12,771,825.041                  228,898.651
J. Winthrop                       12,779,367.939                  221,355.753

PIONEER EMERGING MARKETS FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary




INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[LOGO] PIONEER
       INVESTMENTS-Registered Trademark-


  PIONEER INVESTMENT MANAGEMENT, INC.
  60 STATE STREET                            9500-00-0101
  BOSTON, MASSACHUSETTS 02109                -C- PIONEER FUNDS DISTRIBUTOR, INC.
  www.pioneerfunds.com                        Y  PRINTED ON RECYCLED PAPER

                                   EXHIBIT E

Pioneer Emerging Markets Fund
Pro Forma Schedule of Investment 11/30/00
(unaudited)


   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined

                                                          PREFERRED STOCKS
             19,560,000                        19,560,000 Banco Itau SA
                 97,000                            97,000 Centrails Electricas Brasileiras SA*
             17,500,000                        17,500,000 Companhia Brasileira de Distribuicao Grupo Pao de Acucar
                     16                                16 Companhia Brasileira de Distribuicao Grupo Pao de Acucar
                                                          (Certificate of Entitlement)*
             12,000,000                        12,000,000 Eletropaulo Metropolitana SA*
                 35,300                            35,300 Embraer Aircraft Corp. (A.D.R.)
                 61,894                            61,894 Tele Norte Leste Participacoes (A.D.R.)
                 13,700                            13,700 Telecomunicacoes Brasileiras SA(A.D.R.)
                                 681,600          681,600 Siam Commercial Bank*
                 23,000                            23,000 Telecular Sul Participoes (A.D.R.)*
                 44,800                            44,800 Telemig Celular Participacoes (A.D.R.)*
                 57,400                            57,400 Telesp Celular Participacoes SA (A.D.R.)

                                                          TOTAL PREFERRED STOCKS



                                                          COMMON STOCKS
                                                          BASIC MATERIALS
                                                          CHEMICALS
                155,909                           155,909 Daelim Industrial Co.


                                                          CHEMICALS (SPECIALITY)
                641,000                           641,000 Nan Ya Plastics Corp.
                                 811,000          811,000 Yizheng Chemical Fibre Co., Ltd.




                                                          CONSTRUCTION (CEMENT & AGGREGATES)
                 38,500                            38,500 Cemex SA (A.D.R.)
                106,900           15,300          122,200 Siam Cement Public Co., Ltd.
                225,400                           225,400 Siam City Cement Co., Ltd.






                                                          GOLD & PRECIOUS METALS MINING
                 25,650                            25,650 Anglogold Ltd.
                 39,640                            39,640 Gold Fields Ltd.





                                                          IRON & STEEL
              1,472,000                         1,472,000 China Steel Corp., Ltd.
                                  11,000           11,000 Pohang Iron & Steel Co., Ltd. (A.D.R.)
                     50                                50 Tata Iron & Steel Co., Ltd.





Pioneer EmerginPioneer Indo-         Pro Forma
 Markets Fund     Asia Fund           Combined


    $ 1,487,830                $           1,487,830
       806,313                              806,313
       586,587                              586,587

             -             -                      -
    $  554,969                $             554,969
       972,956                              972,956
     1,121,829                            1,121,829
       790,319                              790,319
    $                311,304                311,304
       460,000                              460,000
     2,296,000                            2,296,000
     1,216,162                            1,216,162
----------------------------------------------------
   $10,292,965       311,304  $          10,604,269
----------------------------------------------------





   $   631,075                $             631,075
----------------------------------------------------


   $   785,967                $             785,967
                     139,328                139,328
----------------------------------------------------
----------------------------------------------------
   $   785,967       139,328  $             925,295
----------------------------------------------------

   $   743,531                              743,531
     1,098,538       157,228              1,255,766
       566,202                              566,202
----------------------------------------------------
----------------------------------------------------
   $ 2,408,271       157,228  $           2,565,499
----------------------------------------------------



    $  625,569                $             625,569
       111,511                              111,511
----------------------------------------------------
----------------------------------------------------
    $  737,080                $             737,080
----------------------------------------------------


     $ 793,267                $             793,267
                     158,813                158,813
           131                                  131
---------------------------------------------------
     $ 793,398       158,813                952,211
----------------------------------------------------


   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined



                                                          METALS MINING
                 49,200                            49,200 Comphania Vale do Rico Doce (A.D.R.)
                 76,200                            76,200 KGHM Polska Miedz SA
              2,650,000                         2,650,000 Yanzhou Coal Mining
                                 924,000          924,000 Yanzhou Coal Mining (Class H)







                                                          TOTAL BASIC MATERIALS


                                                          CAPITAL GOODS
                                                          CONTAINERS (METAL & GLASS)
                450,000                           450,000 Cosco Pacific Ltd.


                                                          ELECTRICAL EQUIPMENT
                331,196           75,000          406,196 Bharat Heavy Electricals Ltd.*


                                                          MANUFACTURING (DIVERSIFIED)
                586,000                           586,000 China Resources Enterprise Ltd.
                                 120,000          120,000 Cheung Kong Infrastructure Holdings
              2,800,000                         2,800,000 Glorious Sun Enterprise Ltd.
                 87,000           25,000          112,000 Grasim Industries Ltd.




                                                          TRUCKS & PARTS
                382,467           60,000          442,467 Escorts Ltd.
                167,500                           167,500 Larsen & Tourbo Ltd. (New Shares)
                 42,000           56,595           98,595 Larsen & Tourbo Ltd. (Local Shares)
                                     405              405 Larsen and Tourbo Ltd. (Bonus Shares)




                                                          TOTAL CAPITAL GOODS




Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined



 $        971,700                              971,700
          443,043                              443,043
          672,705                              672,705
 $                      234,558                234,558
   ----------------------------------------------------
   ----------------------------------------------------
 $      2,087,448       234,558  $           2,322,006
   ----------------------------------------------------
   ----------------------------------------------------

   ----------------------------------------------------
 $      7,443,239       689,927              8,133,166
   ----------------------------------------------------



 $        325,968                $             325,968
   ----------------------------------------------------


 $        908,438       205,717  $           1,114,155
   ----------------------------------------------------


 $        676,167                $             676,167
                        182,311                182,311
          466,676                              466,676
          458,129       131,646                589,775
   ----------------------------------------------------
 $      1,600,972       313,957              1,914,929
   ----------------------------------------------------


 $        760,360       119,283  $             879,643
          648,289                              648,289
          162,556       219,044                381,600
                          1,568                  1,568
   ----------------------------------------------------
   ----------------------------------------------------
 $      1,571,205       339,895              1,911,100
   ----------------------------------------------------
 $      4,406,583       859,569              5,266,152
   ----------------------------------------------------




   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined
                                                          COMMUNICATION SERVICES
                                                          CELLULAR/WIRELESS TELECOMMUNICATIONS
                 82,400                            82,400 Advanced Information Service, Plc.
                 22,100                            22,100 Advanced Service Co., Ltd.
                646,000          178,000          824,000 China Mobile Ltd.
                                  13,400           13,400 China Mobile Ltd. (A.D.R.)*
                 98,844                            98,844 Grupo Iusacell SA (Series V) (A.D.R.)*
                                 126,000          126,000 Hutchison Whampoa Ltd.
                 34,340                            34,340 MIH Ltd.
                 33,600                            33,600 Mobile Telesystems
                 89,600                            89,600 Mobinil Ltd.
                                 130,000          130,000 Smartone Telecommunications
                178,700           31,600          210,300 SK Telecom Co., Ltd. (A.D.R.)
                 11,050                            11,050 Stet Hellas Telecomm SA (A.D.R.)*
                                  50,000           50,000 Taiwan Cellular Corp.*
                787,000          269,000        1,056,000 Technology Resources Industries Bhd.
                 28,000                            28,000 Tele Norte Celular Particpacoes SA (A.D.R.)
                190,000                           190,000 Total Access Communication Public Co. Ltd.
                114,400                           114,400 Turkcell Iletism Hizmet (A.D.R.)
                888,300          138,000        1,026,300 United Communication Industry Public Co., Ltd.
                                  42,000           42,000 Total Access Communication Ltd.*
                 16,300                            16,300 Vimpel Communications (A.D.R.)





                                                          TELECOMMUNICATIONS (LONG DISTANCE)
                                 158,000          158,000 Asia Satellite Telecommunications Holdings Ltd.
                                   8,700            8,700 Videsh Sanchar Nigan Ltd.
              5,541,000                         5,541,000 Celular CRT Particpacoes SA
                    181                               181 Celular CRT Particpacoes SA (Bonus Shares)





                                                          TELEPHONE
                101,200                           101,200 Bezeq Israeli Telecommunications Corp., Ltd.
                 10,200                            10,200 Brasil Telecom Participacoes SA
              1,651,600                         1,651,600 Carso Global Telecom
                 56,400                            56,400 Compania de Telephonos de Venezuela
                 45,900                            45,900 Compania Anonima Nacional Telefonos de Venezuela (A.D.R
                 93,200                            93,200 Embratel Participacoes (A.D.R.)*
                124,450                           124,450 Hellenic Telecommunication Organization SA
                                  12,800           12,800 Korea Telecom Corp.
                 65,300                            65,300 Korea Telecom Corp. (A.D.R.)
                 42,000                            42,000 Matav (A.D.R.)
                                  90,000           90,000 Pacific Century Cyberworks
                 77,950           12,100           90,050 Philippine Long Distance Telephone Co. (A.D.R.)
                282,600           46,500          329,100 PT Indosat Indonesian Satellite Corp. (A.D.R.)
                175,800                           175,800 Rostelocom (A.D.R.)
                158,100                           158,100 Tele Centro Oeste Celular Participacoes SA (A.D.R.) *
                 75,300                            75,300 Telefonos de Mexico SA (L Shares) (A.D.R.)
                884,500                           884,500 TelecomAsia Corp. Public Co., Ltd.
                444,000           65,176          509,176 Telekomunikasi Indonesia (A.D.R.)
                121,000                           121,000 Telekomunikacja Poliska SA
                 76,000            2,900           78,900 Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)




                                                          TOTAL COMMUNICATION SERVICES



Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined

$        662,361                $             662,361
         221,050                              221,050
       3,528,222       972,173              4,500,395
                       355,100                355,100
       1,099,639                            1,099,639
                     1,506,375              1,506,375
         485,053                              485,053
         739,200                              739,200
       1,864,865                            1,864,865
                       203,337                203,337
       3,808,544       673,475              4,482,019
         113,263                              113,263
                        96,882                 96,882
         577,824       197,503                775,327
         840,000                              840,000
         604,200                              604,200
         707,850                              707,850
         709,991       110,299                820,290
                       133,560                133,560
         196,619                              196,619
  ----------------------------------------------------
  ----------------------------------------------------
$     16,158,681     4,248,704  $          20,407,385
  ----------------------------------------------------


$                      386,905  $             386,905
                        77,756                 77,756
       1,517,312                            1,517,312

  ----------------------------------------------------
  ----------------------------------------------------
$      1,517,312       464,661  $           1,981,973
  ----------------------------------------------------


$        521,932                $             521,932
         444,975                              444,975
       3,264,760                            3,264,760
         810,750                              810,750
 .)       731,531                              731,531
       1,124,225                            1,124,225
       1,784,281                            1,784,281
                       348,800                348,800
       1,779,425                            1,779,425
         669,375                              669,375
                        55,963                 55,963
       1,261,816       195,869              1,457,685
       2,578,725       424,313              3,003,038
       1,010,850                            1,010,850
       1,393,256                            1,393,256
       3,529,688                            3,529,688
         419,122                              419,122
       2,192,250       321,807              2,514,057
         644,219                              644,219
         684,000        26,100                710,100
  ----------------------------------------------------
$     24,845,180     1,372,852             26,218,032
  ----------------------------------------------------

      42,521,173     6,086,217             48,607,390
  ----------------------------------------------------



   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined

                                                          CONSUMER CYCLICALS
                                                          AUTO PARTS & EQUIPMENT
                262,000           57,000          319,000 Cycle & Carriage Co.
                 21,000           12,500           33,500 Halla Climate Control Co.
                200,000                           200,000 Mirgor Sacifia (Class C) (A.D.R.) (144A)





                                                          AUTOMOBILES
             28,400,000                        28,400,000 Koc Holdings AS
                                  27,000           27,000 Mahindra & Mahindra Ltd.
                312,000           14,000          326,000 Mahindra & Mahindra Ltd. (G.D.R.)
              1,848,000                         1,848,000 PT Astra International TbK (Local Shares)*




                                                          BUILDING MATERIALS
                 68,000                            68,000 Suez Cement Co. (G.D.R.) (144A)


                                                          HOUSEHOLD FURNITURE & APPLIANCES
              5,050,000                         5,050,000 Vestel Elektronik Sanayi Ve Ticaret AS*


                                                          LEISURE TIME (PRODUCTS)
                                 150,000          150,000 Berjaya Sports Toto Bhd.
                 40,000                            40,000 Hero Honda Motors, Ltd*
                120,000                           120,000 TVS Suzuki, Ltd.





                                                          LODGING (HOTELS)
                125,000                           125,000 The Indian Hotels Co., Ltd. (G.D.R.) (144A)
                245,000                           245,000 Resorts World Bhd.





                                                          PUBLISHING
            132,860,000                       132,860,000 Dogan Sirketler Grubu Holding AS*



                                                          PUBLISHING (NEWSPAPERS)
            125,800,000                       125,800,000 Hurriyet Gazeteci ve Matbaacilik AS
                287,260                           287,260 Naspers, Ltd.
                                  14,200           14,200 Singapore Press Holdings
                                 630,000          630,000 South China Morning Post Ltd.
                                  33,500           33,500 Star Publications Inc.







Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined

 $        516,801       112,434  $             629,235
          490,662       292,061                782,723
          100,000                              100,000
   ----------------------------------------------------
   ----------------------------------------------------
 $      1,107,463       404,495  $           1,511,958
   ----------------------------------------------------


 $      1,060,633                $           1,060,633
                         83,946                 83,946
          943,800        42,350                986,150
          440,807                              440,807
   ----------------------------------------------------
 $      2,445,240       126,296              2,571,536
 ------------------------------------------------------


 $        623,900                              623,900
   ----------------------------------------------------


 $        684,131                              684,131
   ----------------------------------------------------


 $                      176,053  $             176,053
          728,892                              728,892
          446,124                              446,124
   ----------------------------------------------------
   ----------------------------------------------------
 $      1,175,016       176,053  $           1,351,069
   ----------------------------------------------------


 $        534,375                $             534,375
          373,947                              373,947
   ----------------------------------------------------
   ----------------------------------------------------
 $        908,322                $             908,322
   ----------------------------------------------------


 $      1,050,738                $           1,050,738
   ----------------------------------------------------



 $        921,206                $             921,206
        1,186,182                            1,186,182
                        221,002                221,002
                        415,970                415,970
                         92,566                 92,566
   ----------------------------------------------------
   ----------------------------------------------------
 $      2,107,388       729,538  $           2,836,926
   ----------------------------------------------------


   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined

                                                          RETAIL (DEPARTMENT STORES)
                 14,600            3,000           17,600 Shinsegae Department Store Co.


                                                          RETAIL (GENERAL MERCHANDISE)
                 19,500            4,400           23,900 39Shopping Corp.*
                 11,200            2,500           13,700 LG Home Shopping, Inc.*





                                                          RETAIL (DISCOUNTERS)
                394,000                           394,000 Walmart De Mexico SA de CV (Series C)


                                                          Retail (Specialty Apparel)
                                 250,000          250,000 Giordano International Ltd.



                                                          SERVICES (ADVERTISING/MARKETING)
                 11,400            2,200           13,600 Cheil Communications Inc.
                 11,400            4,450           15,850 LG AD, Inc.




                                                          Services (Commercial & Consumer)
                                  10,500           10,500 ASE Test Ltd.*
                                     251              251 Hansol CSN




                                                          TEXTILES (HOME FUNRNISHINGS)
                516,920          281,366          798,286 Far Eastern Textile Ltd.


                                                          TEXTILES (SPECIALTY)
                347,700                           347,700 Asia Fiber Co., Ltd.*


                                                          TOTAL CONSUMER CYCLICALS


                                                          CONSUMER STAPLES
                                                          BEVERAGES (ALCOHOLIC)
                183,000                           183,000 South African Breweries Plc


                                                          BEVERAGES (NON-ALCOHOLIC)
                 26,700                            26,700 Coca-Cola SA de CV (A.D.R.)
                 45,800                            45,800 Embotelladors Andina SA (A.D.R.)
                 17,500                            17,500 Fomento Economico Mexicano, SA de CV





                                                          BROADCASTING (TELEVISION/RADIO/CABLE)
              2,147,100          225,800        2,372,900 ABS-CBN Broadcasting Corp. (A.D.R.)*
             18,758,000        4,711,000       23,469,000 Benpres Holdings Corp.*
                 11,000                            11,000 Ceske Radiokomunikace AS (G.D.R.)* (144A)
                101,250                           101,250 Globo Cabo SA (A.D.R.)*
                218,650                           218,650 Grupo Radio Centro SA de CV (A.D.R.)
                 51,000                            51,000 Grupo Televisa SA (G.D.R.)*
                                  40,000           40,000 Television Broadcasts Ltd.





                                                          DISTRIBUTORS (FOOD & HEALTH)
                359,700                           359,700 Kimbererly-Clark de Mexico SA de CV
                                 112,000          112,000 Li & Fung Ltd.
              1,024,000          254,000        1,278,000 Ng Fung Hong Ltd.






Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined

$        624,599       128,342  $             752,941
  ----------------------------------------------------


$        297,594        67,149  $             364,743
         455,187       101,604                556,791
  ----------------------------------------------------
  ----------------------------------------------------
$        752,781       168,753  $             921,534
  ----------------------------------------------------


$        774,643                $             774,643
  ----------------------------------------------------


$                      121,797  $             121,797
  ----------------------------------------------------



$        632,135       121,991  $             754,126
         295,434       115,323                410,757
  ----------------------------------------------------
  ----------------------------------------------------
$        927,569       237,314  $           1,164,883
  ----------------------------------------------------

$                      112,875  $             112,875
                           408                    408
  ----------------------------------------------------
  ----------------------------------------------------
$                      113,283  $             113,283
  ----------------------------------------------------

$        410,030       223,185  $             633,215
  ----------------------------------------------------


$         49,626                $              49,626
  ----------------------------------------------------

$     13,641,446     2,429,056  $          16,070,502
  ----------------------------------------------------



$      1,088,625                $           1,088,625
  ----------------------------------------------------


$        502,294                $             502,294
         529,563                              529,563
         598,281                              598,281
  ----------------------------------------------------
  ----------------------------------------------------
$      1,630,138                $           1,630,138
  ----------------------------------------------------


$      2,011,892       211,581  $           2,223,473
       1,001,687       251,570              1,253,257
         345,400                              345,400
         803,672                              803,672
       1,885,856                            1,885,856
       2,374,688                            2,374,688
                       217,440                217,440
  ----------------------------------------------------
  ----------------------------------------------------
$      8,423,195       680,591  $           9,103,786
  ----------------------------------------------------


$        898,342                $             898,342
                       234,056                234,056
         630,166       156,311                786,477
  ----------------------------------------------------
  ----------------------------------------------------
  $      1,528,508       390,367  $           1,918,875
  ----------------------------------------------------



   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined



                                                          ENTERTAINMENT
                168,890                           168,890 Corporacion Interamericana de Entretenimiento SA
                                                          (Series B)*
                460,700          127,000          587,700 Tanjong Public Co., Ltd.





                                                          FOODS
                 32,800            6,000           38,800 Cheil Jedang Corp.
                654,000                           654,000 President Enterprises Corp.
              7,701,300                         7,701,300 PT Indofood Sukses Makmur Tbk




                                                          Personal Care
                                  17,500           17,500 Hindustan Lever Ltd.




                                                          HOUSEHOLD PRODUCTS (NON-DURABLES)
             49,422,000                        49,422,000 Arcelik A.S.


                                                          RESTAURANTS
              1,184,900          185,000        1,369,900 Kentucky Fried Chicken Bhd.


                                                          RETAIL STORES (FOOD CHAINS)
              1,327,400                         1,327,400 Metro Cash and Carry Ltd.
              3,000,000                         3,000,000 Migros Turk T.A.S.
                248,664           71,702          320,366 President Chain Store Corp.





                                                          TOBACCO
                187,000                           187,000 PT Hanjaya Mandala Sampoerna Tbk


                                                          TOTAL CONSUMER STAPLES


                                                          ENERGY
                                                          OIL (INTERNATIONAL INTERGRATED)
                106,640                           106,640 Petroleo Brasileiro SA
              7,500,000        1,076,000        8,576,000 Sinopec Zhenhai Refining and Chemical Company Ltd.
                 75,000                            75,000 Surgutneftegaz (A.D.R.)





                                                          OIL & GAS (EXPLORATION/PRODUCTION)
                 35,600                            35,600 Lukoil Holding (A.D.R.)


                                                          OIL & GAS (REFINING & MARKETING)
                402,150           71,800          473,950 Hindustan Petroleum Corp., Ltd. (New Shares)*
                 51,200                            51,200 Polski Koncern Nafto (G.D.R.)





                                                          TOTAL ENERGY




Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined




$        682,058                $             682,058
         897,153       247,316              1,144,469
  ----------------------------------------------------
  ----------------------------------------------------
$      1,579,211       247,316  $           1,826,527
  ----------------------------------------------------


$        854,068       156,232  $           1,010,300
         415,804                              415,804
         666,168                              666,168
  ----------------------------------------------------
  ----------------------------------------------------
$      1,936,040       156,232  $           2,092,272
  ----------------------------------------------------

$                       72,048                 72,048
  ----------------------------------------------------




$        940,958                $             940,958
  ----------------------------------------------------


$      1,502,952       234,658  $           1,737,610
  ----------------------------------------------------


$        301,468                              301,468
         276,801                              276,801
         670,030       193,202                863,232
  ----------------------------------------------------
  ----------------------------------------------------
$      1,248,299       193,202  $           1,441,501
  ----------------------------------------------------


$        275,476                $             275,476
  ----------------------------------------------------

$     20,153,402     1,974,414  $          22,127,816
  ----------------------------------------------------



$      2,745,980                $           2,745,980
         951,941       136,572              1,088,513
         693,750                              693,750
  ----------------------------------------------------
  ----------------------------------------------------
$      4,391,671       136,572  $           4,528,243
  ----------------------------------------------------


$      1,272,700                $           1,272,700
  ----------------------------------------------------


$      1,092,323       195,024  $           1,287,347
         454,400                              454,400
  ----------------------------------------------------
  ----------------------------------------------------
$      1,546,723       195,024  $           1,741,747
  ----------------------------------------------------

$      7,211,094       331,596  $           7,542,690
  ----------------------------------------------------






   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined

                                                          FINANCIAL
                                                          BANKS (MAJOR REGIONAL)
             66,670,000                        66,670,000 Akbank T.A.S.
                                 527,626          527,626 Bank Sinopac*
                114,700                           114,700 Banco Bradesco SA
                 54,000                            54,000 Banco Gandero (A.D.R.)
                 49,600                            49,600 Banco Santander Chile (A.D.R.)
                246,600                           246,600 Bangkok Bank Ltd.
                 63,000                            63,000 Commerical International Bank
                 65,200                            65,200 Credicorp Ltd.
                                  50,500           50,500 Dao Heng Bank Group Ltd.
                200,000           75,193          275,193 Development Bank of Singapore Ltd.
              1,374,000                         1,374,000 Grupo Financiero Banamex Accival (Class O)*
                 95,300                            95,300 Grupo Financiero Galicia (A.D.R.)
                                  11,180           11,180 Housing & Commercial Bank, Korea
                 59,980           13,650           73,630 Kookmin Bank
                241,200           52,100          293,300 Malayan Banking Bhd.
              7,735,000          842,000        8,577,000 National Finance Public Co., Ltd.*
                  7,400                             7,400 OTP Bank (G.D.R.)*
                 68,900                            68,900 Powszechny Bank Kredy
                 63,700           13,500           77,200 Shinhan Bank
                124,240                           124,240 Standard Bank Investment Corporation Ltd.
             87,300,000                        87,300,000 Turkiye Garanti Bankasi*
                 55,600                            55,600 Uniao de Bancos Brasileiros SA (G.D.R.)
                                  32,752           32,752 United Overseas Bank Ltd.
                375,000           75,000          450,000 Wing Hang Bank Ltd.
            187,849,885                       187,849,885 Yapi Ve Kredi Bankasi SA





                                                          BANKS (MONEY CENTER)
                204,100                           204,100 Bank Hapoalim Ltd.
                261,200                           261,200 Bank Leumi Le-Israel
             10,692,000        1,980,000       12,672,000 PT Lippo Bank Tbk (Certificate of Entitlement)*
            132,855,000                       132,855,000 Turkeiy Is Bankasi
                850,000          260,512        1,110,512 United World Chinese Commercial Bank




                                                          BANKS (REGIONAL)
                173,100                           173,100 Commerce Asset Holdings Bhd.
                 68,000           20,000           88,000 ICICI Bank Ltd. (A.D.R.)





                                                          CONSUMER FINANCE
              1,593,050                         1,593,050 African Bank Investments, Ltd.*


                                                          FINANCIAL (DIVERSIFIED)
                189,500                           189,500 ABSA Group Ltd.
                                 112,000          112,000 Ayala Corp.
                270,000          100,000          370,000 Bank Of East Asia
                106,500                           106,500 Citic Pacific Ltd.
                                 105,000          105,000 Cheung Kong Holdings Ltd.
                                  66,000           66,000 City Developments Inc.
                601,210                           601,210 FirstRand Ltd.
                556,400                           556,400 Grupo Financiero Bancomer (B Shares)*
                                 135,000          135,000 Great Eagle Holdings Ltd.
                146,000           40,000          186,000 Henderson Land Development
                119,400           20,000          139,400 Housing Development Finance Corp. Ltd.
                                  15,000           15,000 HSBC Holdings Plc
                 34,700           80,000          114,700 ICICI Ltd. (A.D.R.)
                123,470                           123,470 Imperial Holdings Ltd.*
                                 550,400          550,400 New World China Land Ltd.*
                740,000           75,000          815,000 New World Development Co., Ltd.
                277,400                           277,400 Pakistan Investment Fund Inc.
              7,982,000          120,000        8,102,000 SM Prime Holdings, Inc.
                                  80,300           80,300 Sun Hung Kai Properties Inc.
                                  59,000           59,000 Swire Pacific Ltd.
                                 241,000          241,000 Wharf Holdings Ltd.





                                                          INSURANCE (LIFE/HEALTH)
                 51,430                            51,430 Liberty Group Ltd.


                                                          INSURANCE (MULTI-LINE)
             28,500,000                        28,500,000 Aksigorta AS


                                                          INSURANCE (PROPERTY/CASUALTY)
                144,100                           144,100 Ayudhya Jardine CMG Life Assurance Public Co., Ltd.*
              1,255,800          251,272        1,507,072 Cathay Life Insurance Co., Ltd.





                                                          INVESTMENT BANKING/BROKERAGE
                881,000          121,000        1,002,000 Arab Malay Merchant Bank Bhd.
                 17,340                            17,340 Investec Group Ltd.
                185,410                           185,410 Old Mutual Plc.





                                                          INVESTMENT MANAGEMENT
              1,226,000                         1,226,000 China Development Industrial
                 37,280                            37,280 Coronation Holdings Ltd.
            103,400,000                       103,400,000 Haci Omer Sabanci Holding AS
                 22,750                            22,750 Nedcor Ltd.





                                                          REAL ESTATE
              2,099,200                         2,099,200 New World China Land Ltd.

                                                          TOTAL FINANCIAL



Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined


 $        312,455                $             312,455
                        196,486                196,486
          795,731                              795,731
          192,375                              192,375
          713,000                              713,000
          218,218                              218,218
          591,471                              591,471
          395,275                              395,275
                        246,678                246,678
        2,268,970       853,053              3,122,023
        1,889,533                            1,889,533
        1,328,244                            1,328,244
                        113,896                113,896
          668,638       152,166                820,804
          888,632       191,947              1,080,579
        1,042,167       113,446              1,155,613
          327,783                              327,783
        1,327,656                            1,327,656
          584,331       123,838                708,169
          427,253                              427,253
          536,995                              536,995
        1,237,100                            1,237,100
                        235,263                235,263
        1,228,389       245,678              1,474,067
          990,421                              990,421
   ----------------------------------------------------
   ----------------------------------------------------
 $     17,964,637     2,472,451  $          20,437,088
   ----------------------------------------------------


 $        537,524                              537,524
          564,223                              564,223

        1,673,335                            1,673,335
          568,725       174,306                743,031
   ----------------------------------------------------
 $      3,343,807       174,306  $           3,518,113
   ----------------------------------------------------


 $        341,645                $             341,645
          454,750       133,750                588,500
   ----------------------------------------------------
   ----------------------------------------------------
 $        796,395       133,750  $             930,145
   ----------------------------------------------------


 $      1,068,954                $           1,068,954
   ----------------------------------------------------


 $        594,213                $             594,213
                         16,250                 16,250
          586,742       217,312                804,054
          367,296                              367,296
                      1,181,273              1,181,273
                        301,009                301,009
          543,063                              543,063
        2,040,045                            2,040,045
                        199,042                199,042
          563,421       154,362                717,783
        1,347,999       225,795              1,573,794
                        200,965                200,965
          342,662       149,135                491,797
          876,299                              876,299
                        148,187                148,187
          773,220        78,367                851,587
          554,800                              554,800
          804,234        12,091                816,325
                        620,278                620,278
                        378,212                378,212
                        489,734                489,734
   ----------------------------------------------------
   ----------------------------------------------------
 $      9,393,994     4,372,012  $          13,766,006
   ----------------------------------------------------


 $        394,875                $             394,875
   ----------------------------------------------------


 $        354,789                $             354,789
   ----------------------------------------------------


 $         32,084                $              32,084
        2,243,179       448,836              2,692,015
   ----------------------------------------------------
   ----------------------------------------------------
 $      2,275,263       448,836  $           2,724,099
   ----------------------------------------------------


 $        871,726       119,726  $             991,452
          501,214                              501,214
          397,317                              397,317
   ----------------------------------------------------
   ----------------------------------------------------
 $      1,770,257       119,726  $           1,889,983
   ----------------------------------------------------


 $        924,233                $             924,233
          442,578                              442,578
          757,176                              757,176
          460,901                              460,901
   ----------------------------------------------------
   ----------------------------------------------------
 $      2,584,888                $           2,584,888
   ----------------------------------------------------


 $        565,180                $             565,180
   ----------------------------------------------------
 $     40,513,039     7,721,081  $          48,234,120
   ----------------------------------------------------








   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined

                                                          HEALTHCARE
                                                          BIOTECHNOLOGY
                 37,700            2,000           39,700 Dr. Reddy's Laboratories Ltd.
                                                                                                                 -

                                                          HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS)
                 76,000           17,000           93,000 E Merck (India) Ltd.
                 75,780           15,500           91,280 Hoechst Marion Roussel Ltd.
                    200                               200 Knoll Pharmaceuticals Ltd.
                 41,800                            41,800 Knoll Pharmaceuticals Ltd. (New Shares)
                 78,000           15,050           93,050 Ranbaxy Laboratories Ltd.
                 56,699                            56,699 Sun Pharmaceutical Industries, Ltd.*
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -

                                                          TOTAL HEALTHCARE
                                                                                                                 -

                                                          TECHNOLOGY
                                                          COMMUNICATIONS EQUIPMENT
                  7,100                             7,100 AudioCodes
                509,000           90,000          599,000 China Unicom Ltd.
                    200           13,500           13,700 China Unicom Ltd. (A.D.R.)
                 10,400                            10,400 Gilat Satellite Networks Ltd.*
                 21,400                            21,400 Nice Systems Ltd. (A.D.R.)*
                 15,000                            15,000 Radvision Ltd.*
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -

                                                          COMPUTERS (HARDWARE)
                402,200           86,250          488,450 Acer Co.
                                  18,000           18,000 Compeq Manufacturing Co., Ltd.
                 18,000           10,628           28,628 Samsung Electronics
                                  65,000           65,000 Synnex Technology International Corp.
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -

                                                          COMPUTERS (PERIPHERALS)
                 83,731                            83,731 Daou Technology, Inc.*
              2,800,000                         2,800,000 Grupo Dataflux SA de CV
                                     165              165 Korea Data System*
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -

                                                          COMPUTERS (SOFTWARE & SERVICES)
                    100           14,538           14,638 BFL Software Ltd. *
                 15,700                            15,700 Check Point Software Technologies Ltd.*
                                   5,900            5,900 HCL Technologies Ltd.*
                520,000                           520,000 Idion Technology Holdings, Ltd.*
                 13,200            1,600           14,800 Infosys Technology, Ltd.
                                 381,000          381,000 Informatics Holdings Ltd.
                570,000                           570,000 Ixchange Technology Holdings Ltd.*
                 61,200              400           61,600 Mastek Ltd.
                                   5,600            5,600 Mastek Ltd. (New Shares)
                 30,232           19,050           49,282 NITT, Ltd.
                150,000           38,000          188,000 Satyam Computer Services, Ltd.
                660,000                           660,000 Softline, Ltd.*
                                     645              645 Sunevision Holdings*
                150,500                           150,500 VocalTec Communications, Ltd.*
                  7,500                             7,500 Wipro Limited (A.D.R.)
                                                                                                                 -

                                                                                                                 -

                                                          ELECTRONICS (COMPONENT DISTRIBUTORS)
                106,720           45,320          152,040 Asustek Computer, Inc.
                 33,454            3,500           36,954 L.G. Electronics Inc.
                                 151,532          151,532 Phoenixtec Power Co., Ltd.
                                  17,000           17,000 Venture Manufacturing Ltd.
                                    1500            1,500 Samsung Electronics
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -

                                                          ELECTRONICS (INSTRUMENTATION)
                330,000          135,000          465,000 Elec & Eltek International Co., Ltd.
                                                                                                                 -
                                                          ELECTRONICS (SEMICONDUCTORS)
                345,100          163,060          508,160 Advanced Semiconductor Engineering Inc.
                                   2,200            2,200 Chartered Semiconductor (A.D.R.)*
                                  74,080           74,080 Hon Hai Precision Industry
                105,000           43,250          148,250 Hyundai Electronics Industries Co.*
                 77,858           30,000          107,858 Siliconware Precision Industries Co., Ltd.
                622,540          249,147          871,687 Taiwan Semiconductor Manufacturing Co.
                902,800          441,000        1,343,800 United Microelectronic Corp., Ltd.
                 36,800           12,000           48,800 Winbond Electronics Corp. (G.D.R.)
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -

                                                          SERVICES (DATA PROCESSING)
                180,000           28,000          208,000 Shinawatra Computer Co., Plc.
                832,000          663,000        1,495,000 Singapore Exchange Ltd.
                                                                                                                 -
                                                                                                                 -

                                                                                                                 -
                                                                                                                 -
                                                          TOTAL TECHNOLOGY




Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined
$      1,087,890        57,713  $           1,145,603
  ---------------------------------------------------


$        589,272       131,811  $             721,083
         792,915       160,726                953,641
           1,329                                1,329
         277,819                              277,819
       1,291,922       249,275              1,541,197
         612,695                              612,695
  ---------------------------------------------------
  ---------------------------------------------------
$      3,565,952       541,812  $           4,107,764
  ---------------------------------------------------

$      4,653,842       599,525  $           5,253,367
  ---------------------------------------------------



$        117,150                $             117,150
         724,360       128,079                852,439
           2,825       190,688                193,513
         408,850                              408,850
         930,900                              930,900
         243,750                              243,750
  ---------------------------------------------------
  ---------------------------------------------------
$      2,427,835       318,767  $           2,746,602
  ---------------------------------------------------


$        247,189        53,009  $             300,198
                        78,747                 78,747
       2,399,013     1,416,484              3,815,497
                       123,978                123,978
  ---------------------------------------------------
  ---------------------------------------------------
$      2,646,202     1,672,218  $           4,318,420
  ---------------------------------------------------


$        297,932                $             297,932
         532,653                              532,653
                           348                    348
  ---------------------------------------------------
  ---------------------------------------------------
$        830,585           348  $             830,933
  ---------------------------------------------------


$            985       143,176  $             144,161
       1,611,213                            1,611,213
                        75,454                 75,454
         520,034                              520,034
       2,017,827       244,585              2,262,412
                       178,108                178,108
         338,344                              338,344
         738,569         4,827                743,396
                        67,581                 67,581
       1,096,015       949,936              2,045,951
       1,097,053       277,920              1,374,973
         116,679                              116,679
                           260                    260
         776,016                              776,016
         406,875                              406,875
  ---------------------------------------------------
$      8,719,610     1,941,847  $          10,661,457
  ---------------------------------------------------


$        450,725       191,406  $             642,131
         327,522        34,266                361,788
                       155,982                155,982
                       138,590                138,590
                        95,475                 95,475
  ---------------------------------------------------
  ---------------------------------------------------
$        778,247       615,719  $           1,393,966
  ---------------------------------------------------


$        976,800       399,600  $           1,376,400
  ---------------------------------------------------

$        340,607       160,937  $             501,544
                        69,438                 69,438
                       148,442                148,442
         590,868       243,381                834,249
         296,834       114,375                411,209
       1,686,870       748,264              2,435,134
       1,421,302       434,514              1,855,816
         356,040       116,100                472,140
  ---------------------------------------------------
  ---------------------------------------------------
$      4,692,521     2,035,451  $           6,727,972
  ---------------------------------------------------


$        645,353       100,388  $             745,741
         626,099       498,923              1,125,022
  ---------------------------------------------------
  ---------------------------------------------------
$      1,271,452       599,311  $           1,870,763
  ---------------------------------------------------
  ---------------------------------------------------
$     22,343,252     7,583,261             29,926,513
  ---------------------------------------------------









   Pioneer Emerging      Pioneer Indo-      Pro Forma
     Markets Fund           Asia Fund         Combined

                                                          TRANSPORTATION
                                                          AIRLINES
                                  17,000           17,000 Singapore Airlines Ltd.


                                                          RAILROADS
                609,700           97,000          706,700 Malaysia International Shipping Bhd.


                                                          SHIPPING
              2,100,000          440,000        2,540,000 Far Eastern Silo & Shipping Corp.

                                                          TOTAL TRANSPORTATION


                                                          UTILITIES
                                                          ELECTRIC COMPANIES
                 30,900                            30,900 Empresa Nacional Electricidad Chile (A.D.R.)
                 35,000                            35,000 Enersis S.A. (A.D.R.)
                137,900           13,200          151,100 Korea Electric Power Corp. (A.D.R.)*
                199,789                           199,789 Mosenergo (A.D.R.)





                                                          NATURAL GAS
                119,700                           119,700 Gazprom (A.D.R.) (144A)
                                 188,740          188,740 Hong Kong & China Gas Co., Ltd.




                                                          POWER PRODUCERS (INDEPENDENT)
                173,140                           173,140 Unified Energy System (G.D.R.) (144A)*


                                                          TOTAL UTILITIES



                                                          TOTAL COMMON STOCKS


                                                          RIGHTS/WARRANTS
                 21,000                            21,000 Cemex SA, 12/13/02*
                     16                                16 Companhia Brasileira de Distribuicao Grupo
                                                          Pao de Acucar, 8/31/05*
             10,692,000        1,980,000       12,672,000 PT Lippo Bank, 4/15/02*
                                 217,500          217,500 PT Pan Indonesia Bank TBK, 7/8/02*
                 26,130                            26,130 Queenbee Restaurant, 3/24/03*
              9,179,800          104,600        9,284,400 Siam Commercial Bank, 5/10/02*
                470,211           56,211          526,422 TelecomAsia Public Co. Ltd., 4/3/02*


                                                          TOTAL WARRANTS



                                                          TOTAL INVESTMENT IN SECURITIES


                                                          Investment in Securities at Cost
                                                           - Pioneer Emerging Markets Fund
                                                           - Pioneer Indo-Asia Fund


                                                          Pro Forma Combined  - Investments at Cost





Pioneer Emerging   Pioneer Indo-         Pro Forma
 Markets Fund     Asia Fund              Combined

$                      163,788  $             163,788
  ----------------------------------------------------


$      1,074,997       171,026  $           1,246,023
  ----------------------------------------------------


$        314,714        65,940  $             380,654
  ----------------------------------------------------
$      1,389,711       400,754  $           1,790,465
  ----------------------------------------------------



$        310,931                $             310,931
         603,750                              603,750
       2,609,379       132,000              2,741,379
         474,499                              474,499
  ----------------------------------------------------
  ----------------------------------------------------
$      3,998,559       132,000  $           4,130,559
  ----------------------------------------------------


$        763,087                $             763,087
                       237,139                237,139
  ----------------------------------------------------
  ----------------------------------------------------
$        763,087       237,139  $           1,000,226
  ----------------------------------------------------

$      1,369,805                $           1,369,805
  ----------------------------------------------------

$      6,131,451       369,139  $           6,500,590
  ----------------------------------------------------


$    170,408,232    29,355,843  $         199,452,771
  ----------------------------------------------------


$          7,253                $               7,253

               -             -                      -
               -             -                      -
                           798                    798
           5,160                                5,160
         691,787         7,883                699,670
         128,116        15,315                143,431
  ----------------------------------------------------
  ----------------------------------------------------
$        832,316        23,996  $             856,312
  ----------------------------------------------------


$    181,533,513    29,379,839  $         210,913,352
  ----------------------------------------------------


$    244,887,281
      35,384,752
  ---------------
  ---------------
     280,272,033
  ---------------






Pioneer Emerging Markets Fund


Pro Forma Statement of Assets and Liabilities


November 30, 2000
(unaudited)


                                                                 Pioneer               Pioneer
                                                                Emerging              Indo-Asia         Pro Forma
                                                                 Markets Fund           Fund             Adjustments

ASSETS:
    Investment in securities, at value                     $    181,533,513     $       29,379,839
       (Pro-forma combined cost $280,272,033)
    Cash                                                                  -                      -
    Foreign currencies, at value                                 13,967,556              2,303,761
    Receivables -
      Investment securities sold                                  3,820,839                450,261
      Fund shares sold                                              363,869                 69,184
      Forward foreign currency settlement hedge contracts - net         183                      -
      Dividends, interest and foreign taxes withheld                237,743                 70,821
    Other                                                           291,570                 37,019
         Total assets                                      $    200,215,273     $       32,310,885

LIABILITIES:
    Payables -
      Investment securities purchased                      $      4,983,799     $          272,818
      Fund shares repurchased                                       692,371                141,886
      Reserve of repatriation tax                                    54,788                 50,407
    Due to bank                                                   4,611,067              1,293,287
    Due to affiliates                                               388,170                 92,047          286,894 (b)
    Accrued expenses                                                308,899                171,522          (54,381)(a)
         Total liabilities                                 $     11,039,094     $        2,021,967

NET ASSETS:
    Paid-in capital                                        $    273,892,326     $       42,321,361
    Accumulated undistributed net investment loss                   (71,257)              (683,475)        (232,513)(b)(a)
    Accumulated net realized loss on investments and
      foreign currency transactions.                            (21,124,676)            (5,251,904)
    Net unrealized gain (loss) on investments, foreign currency contracts and other liabilities denominated in foreign currencies (including a
      reserve for repatriation of taxes of $54,788 and $50,407, (63,520,214))           (6,097,064)
         Total net assets                                  $    189,176,179     $       30,288,918

OUTSTANDING SHARES:
(Unlimited number of shares authorized)
    Class A                                                       8,152,532              1,882,187         (296,512) (c)
    Class B                                                       3,965,962              1,124,941         (175,872) (c)
    Class C                                                       1,257,814                359,963          (57,551) (c)
    Class Y                                                       4,296,503                      -                -

NET ASSET VALUE PER SHARE:
    Class A                                                $          10.82     $             9.20
    Class B                                                $          10.28     $             8.76
    Class C                                                $          10.23     $             8.67
                                                           $          11.03     $
MAXIMUM OFFERING PRICE:
    Class A                                                $          11.48     $             9.76


    (a)  Reflects reduction in expenses due to elimination of duplicate services.

    Pro Forma
     Combined


$    210,913,352

               -
      16,271,317
               -
       4,271,100
         433,053
             183
         308,564
         328,589
$    232,526,158



$      5,256,617
         834,257
         105,195
       5,904,354
         767,111
         426,040
$     13,293,574


$    316,213,687
        (987,245)

     (26,376,580)


     (69,617,278)
$    219,232,584



       9,738,207
       4,915,031
       1,560,226
       4,296,503


$          10.82
$          10.28
$          10.23
$          11.03

$          11.48

                            PRO FORMA STATEMENT OF OPERATIONS
                                  (unaudited)




                                                       PIONEER             PIONEER

                                                       EMERGING             INDO-ASIA      PRO FORMA          PRO FORMA

                                                      MARKETS FUND           FUND          ADJUSTMENTS         COMBINED



Dividends (net of foreign taxes withheld of
    $285,448 and $53,834, respectively)           $      2,467,093     $     605,643                       $    3,072,736
Interest (net of foreign taxes withheld of
    $8,667 and $1,965, respectively)                       348,395            46,472                              394,867
         Total investment income                  $      2,815,488     $     652,115                       $    3,467,603


Management fees                                   $      3,351,434     $     570,652          77,536 (b)   $    3,999,622
Transfer agent fees                                                                -                                    -
    Class A                                                397,381           114,984                              512,365
    Class B                                                282,700           100,595                              383,295
    Class C                                                 38,093            20,281                               58,374
    Class Y                                                     98                 -                                   98
Distribution fees                                                                  -                                    -
    Class A                                                326,385            68,413                              394,798
    Class B                                                698,080           198,540                              896,620
    Class C                                                171,483            46,581                              218,064
Administrative fees                                         84,693            29,996                              114,689
Custodian fees                                             602,610           232,979                              835,589
Registration fees                                           98,085            54,531                              152,616
Professional fees                                          103,175            34,013         (34,013)(a)          103,175
Printing                                                    75,145            18,332                               93,477
Fees and expenses of nonaffiliated trustees                 26,445            20,368         (20,368)(a)           26,445
Miscellaneous                                               46,003            21,822                               67,825
      Total expenses                              $      6,301,810     $   1,532,087                       $    7,857,052
      Less management fees waived by Pioneer                                                                            -
         Investment Management, Inc.                                        (209,358)        209,358 (b)                -
      Less fees paid indirectly                            (65,382)          (22,169)                             (87,551)
      Net expenses                                $      6,236,428     $   1,300,560                       $    7,769,501
         Net investment income                    $     (3,420,940)    $    (648,445)                      $   (4,301,898)


Net realized gain (loss) from:

    Investments (net of capital gains taxes paid
      of $4,464,854 and $0, respectively)         $     28,647,702     $   4,158,333                       $   32,806,035
    Forward foreign currency contracts and other assets                            -                                    -
      and liabilities denominated in foreign currencies   (672,371)          (30,990)                            (703,361)
                                                                                   -                                    -
Change in net unrealized gain (loss) from:                                         -                                    -
    Investments                                        (97,010,974)      (16,666,231)                        (113,677,205)
    Forward foreign currency contracts and other assets                            -                                    -
      and liabilities denominated in foreign currencies    (59,138)                -                              (59,138)
    Net gain on investments and forward currency t$ansa(69,094,781)    $ (12,538,888)                      $  (81,633,669)
    Net increase in net assets resulting from oper$tion(72,515,721)    $ (13,187,333)                      $  (85,935,567)


 (a)  Reflects reduction in expenses due to elimination of duplicate services.
 (b)  Management fees conformed to Pioneer Emerging Markets Fund's management contract.



PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00 (unaudited)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Pioneer Indo-Asia Fund by Pioneer Emerging Markets Fund, as if such acquisition had taken place on December 1, 1999.

Under the terms of an Agreement and Plan of Reorganization, the combination of Pioneer Emerging Markets Fund and Pioneer Indo-Asia Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Pioneer Indo-Asia Fund in exchange for shares of Pioneer Emerging Markets Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Pioneer Emerging Markets Fund and Pioneer Indo-Asia Fund have been combined as of and for the fiscal year ended November 30, 2000.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned merger of Pioneer Emerging Markets Fund and Pioneer Indo-Asia Fund had taken place as of December 1, 1999.

2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)


D. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2000, the Fund had no open futures contracts.

E. TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2000, the Fund paid $4,464,854 in such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2000, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2000, the Fund had a reserve of $105,195 related to taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A.
(UniCredito Italiano), earned underwriting commissions on the sale of Fund shares during the year ended November 30, 2000.

G. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc.(PIMSS), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note
   5). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

3. PRO FORMA ADJUSTMENTS

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 1, 1999. Adjustments have been made to expenses for duplicated services that would not have been incurred if the merger took place on December 1, 1999. In addition, adjustments have been made to expenses to reflect management fees incurred and no longer waived as if the merger had taken place on December 1, 1999.

4. MANAGEMENT AGREEMENT

   Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of
UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

   In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2000, $34,565 was payable to PIM related to management fees, administrative fees and certain other services.

     PIM has appointed Khothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Fund's Indian investments, PIM relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PIM and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PIM and the Fund, PIM pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

5. TRANSFER AGENT

   PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $88,814 in transfer agent fees payable to PIMSS at November 30, 2000.

6. DISTRIBUTION PLANS

   The Fund adopted a Plan of Distribution with respect to each of Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $69,944 in distribution fees payable to PFD at November 30, 2000.

   In addition, redemptions of each class of shares (except Class Y shares) may besubject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD.

7. EXPENSE OFFSETS

   The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000, the Fund's expenses were reduced by $87,551 under such arrangements.

8. FORWARD FOREIGN CURRENCY CONTRACTS

   At November 30, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2000, the Fund had no outstanding portfolio hedges.

     At November 30, 2000, the gross forward currency settlement contracts receivable and payable were $1,543,680 and $1,543,497, respectively, resulting in a net receivable of $183.

9. LINE OF CREDIT FACILITY

   The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.



PART C

                               OTHER INFORMATION


Item 15.  Indemnification

Except for the Agreement and Declaration of Trust, dated March 23,
1994 (the "Declaration"), establishing the Fund as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability to which the Fund would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits


Exhibit Reference
              1.1.   Agreement and Declaration of Trust.(1)
              1.2.   Certificate of Trust.(1)
              1.3. Establishment and Designation of Class A and Class B Shares of Beneficial Interest.(1)
              1.4. Establishment and Designation of Class A, Class B and Class C Shares of Beneficial Interest.(2)
              1.5.   Establishment and Designation of Class A, Class B
                     Class C and Class Y Shares of Beneficial Interest.(3)
              2.     Restated By-Laws.(5)
              3.     Not applicable.
              4. Form of Agreement and Plan of Reorganization between Pioneer Emerging Markets Fund and Pioneer Indo-Asia
                     Fund. (6)
              5.     Not applicable.
              6. Management Contract between the Fund and Pioneer Investment Management, Inc.(5)
              7.1.   Underwriting Agreement between the Fund and Pioneer
                     Funds Distributor, Inc.(5)
              7.2.   Updated Dealer Sales Agreement.(5)
              8.     None.
              9.     Custodian Agreement between the Fund and Brown
                     Brothers Harriman & Co.(1)
              10.1.  Class A Distribution Plan.(5)
              10.2.  Class B Distribution Plan.(5)
              10.3   Class C Distribution Plan.(2)
              11. Opinion of Counsel (legality of securities being registered)(6)
              12. Form of Opinion of Counsel (supporting tax matters in the Prospectus) (6)
              13.1 Investment Company Service Agreement between the Fund and Pioneer Investment Management Shareholder Services Inc. (formerly Pioneer Services
                     Corporation).(5)
              13.2 Administration Agreement between the Fund and Pioneer Investment Management, Inc. (formerly Pioneering Management Corporation).(4)
              14.    Consent of Independent Public Accountants (6)
              15.    Not applicable.
              16.    Powers of Attorney. (6)
              17. Multiple Class Plan for Class A, Class B, Class C and Class Y Shares pursuant to Rule 18f-3. (3)

------------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 2 to the Registration Statement (File No. 33-76894) as filed with the Securities and Exchange Commission (the "SEC") on March 30, 1995 (Accession No. 0000921023-95-000008).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC on March 28, 1996 (Accession No. 0000921023-96-000009).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC on April 9, 1998 (Accession No. 0001016964-98-000030).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC on January 14, 1999 (Accession No. 0001016964-99-000004).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC on March 30, 2001.

(6) Filed herewith.

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Exchange Act of 1934, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                   SIGNATURES


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston, and the Commonwealth of Massachusetts on the 29th day of June 2001.

                                             PIONEER EMERGING MARKETS FUND



                                        By:  /s/ David D. Tripple
                                             David D. Tripple
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
/s/ Vincent Nave               Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret BW Graham*                                               )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
/s/ David D. Tripple                                              )
David D. Tripple                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ David D. Tripple                Dated: June 29, 2001 )
         David D. Tripple
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number                     Document Title

 4.     Form of Agreement and Plan of Reorganization between
        Pioneer Emerging Markets Fund and Pioneer Indo-Asia
        Fund (Exhibit A to proxy statement)

11. Opinion of Counsel (legality of securities being registered)

12. Form of Opinion of Counsel (supporting tax matters in the Prospectus)

14.     Consent of Independent Public Accountants

16.     Powers of Attorney